UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

  BlackRock 20/80 Target Allocation Fund

  BlackRock 40/60 Target Allocation Fund

  BlackRock 60/40 Target Allocation Fund

  BlackRock 80/20 Target Allocation Fund

  BlackRock Core Bond Portfolio

  BlackRock GNMA Portfolio

  BlackRock High Yield Bond Portfolio

  BlackRock Inflation Protected Bond Portfolio

  BlackRock Investment Grade Bond Portfolio

  BlackRock Low Duration Bond Portfolio

  BlackRock Secured Credit Portfolio

  BlackRock U.S. Government Bond Portfolio

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East  52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 09/30/2016

Date of reporting period: 03/31/2016

Item 1 – Report to Stockholders

MARCH 31, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Funds II

▶   BlackRock GNMA Portfolio

▶   BlackRock Inflation Protected Bond Portfolio

▶   BlackRock Investment Grade Bond Portfolio

▶   BlackRock Secured Credit Portfolio

▶   BlackRock U.S. Government Bond Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS II	MARCH 31, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. Investors spent most of 2015 anticipating the end of the Federal Reserve’s (the “Fed”) near-zero interest rate policy as U.S. growth outpaced other developed markets. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Global market volatility increased in the latter part of 2015 and spilled over into early 2016. Oil prices were a key factor behind the instability after collapsing in mid-2015 due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets. Signs of slowing economic growth, a depreciating yuan and declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy.

Fears of a global recession started to fade toward the end of the first quarter of 2016 and volatility abated. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength offered some relief to U.S. exporters and emerging market economies. Oil prices found firmer footing as global supply showed signs of leveling off.

The selloff in risk assets at the turn of the year has resulted in more reasonable valuations and some appealing entry points for investors today. However, investors continue to face the headwinds of uncertainty around China’s growth trajectory and currency management, the potential consequences of negative interest rates and geopolitical risks.

For the 12 months ended March 31, 2016, higher-quality assets such as municipal bonds, U.S. Treasuries and investment grade corporate bonds generated positive returns, while riskier assets such as non-U.S. and small cap equities broadly declined.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.49%	1.78%
U.S. small cap equities (Russell 2000® Index)	2.02	(9.76)
International equities (MSCI Europe, Australasia, Far East Index)	1.56	(8.27)
Emerging market equities (MSCI Emerging Markets Index)	6.41	(12.03)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.10	0.12
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.27	3.05
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.44	1.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.23	3.95
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.23	(3.66)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2016	BlackRock GNMA Portfolio

Investment Objective

BlackRock GNMA Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2016, the Fund’s Institutional and Class K Shares performed in line with the benchmark, the Barclays GNMA MBS Index, while the Fund’s Service, Investor A and Investor C Shares underperformed the benchmark.

What factors influenced performance?

•

During the six-month period, detractors from performance included allocations to agency collateralized mortgage obligations. An allocation to 10-year Treasury inflation protected securities detracted as well, and the Fund’s position was reduced by roughly half in mid-January.

•

Positive contributors to performance included middle and higher coupon mortgage-backed security (“MBS”) positions in the form of seasoned 30-year pools, which performed well as mortgage spreads were resilient to the broader widening in risk assets in the fourth quarter of 2015. A short position with respect to duration (and corresponding interest rate sensitivity) in the front end of the curve fared well in December as the Fed rate hike led to a broader move higher in U.S. yields. The Fund’s allocation to AAA-rated agency commercial mortgage-backed securities also added to performance.

Describe recent portfolio activity.

•

During the fourth quarter of 2015, the Fund maintained an overweight to middle and higher coupon 30-year pass-throughs, via exposure to both conventional MBS and Government National Mortgage Association securities. Additionally, the Fund had a short duration in the front end of the yield curve in December. In the first quarter of 2016, the Fund was positioned to benefit from a tightening of the spread between agency mortgages and U.S. Treasuries.

Describe portfolio positioning at period end.

•

Relative to the Barclays GNMA MBS Index, the Fund closed the period with a neutral stance with respect to duration. At the end of the period, the Fund held an essentially neutral weight in agency MBS. This reflects the view that investors’ prepayment concerns, given the decline in mortgage rates, are likely to be balanced by the global demand for incremental income from high quality, liquid alternatives.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]

U.S. Government Sponsored Agency Securities	100%

[1]	Total investments exclude short-term securities.

Credit Quality Allocation[2]	Percent of Total Investments[1]

AAA/Aaa[3]	100%

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities as AAA/Aaa.

4	BLACKROCK FUNDS II	MARCH 31, 2016

BlackRock GNMA Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in GNMA securities.

[3]   An unmanaged index comprised of mortgage-backed pass through securities of GNMA.

Performance Summary for the Period Ended March 31, 2016

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.96%	1.87%	1.90%	2.20%	N/A	3.40%	N/A	5.10%	N/A
Service	1.62	1.59	1.72	1.85	N/A	3.05	N/A	4.76	N/A
Investor A	1.63	1.63	1.72	1.75	(2.31)%	3.02	2.18%	4.71	4.28%
Investor C	0.87	0.87	1.33	1.08	0.09	2.27	2.27	3.95	3.95
Class K	1.99	1.97	1.92	2.23	N/A	3.42	N/A	5.11	N/A
Barclays GNMA MBS Index	—	—	1.92	2.40	N/A	3.28	N/A	4.85	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Ending Account Value March 31, 2016	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,019.00	$2.83	$2.78	$1,000.00	$1,022.20	$2.83	$1,022.25	$2.78
Service	$1,000.00	$1,017.20	$4.59	$4.54	$1,000.00	$1,020.45	$4.60	$1,020.50	$4.55
Investor A	$1,000.00	$1,017.20	$4.59	$4.49	$1,000.00	$1,020.45	$4.60	$1,020.55	$4.50
Investor C	$1,000.00	$1,013.30	$8.46	$8.41	$1,000.00	$1,016.60	$8.47	$1,016.65	$8.42
Class K	$1,000.00	$1,019.20	$2.68	$2.62	$1,000.00	$1,022.35	$2.68	$1,022.40	$2.63

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.56% for Institutional, 0.91% for Service, 0.91% for Investor A, 1.68% for Investor C and 0.53% for Class K), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.55% for Institutional, 0.90% for Service, 0.89% for Investor A, 1.67% for Investor C and 0.52% for Class K), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2016	5

Fund Summary as of March 31, 2016	BlackRock Inflation Protected Bond Portfolio

Investment Objective

BlackRock Inflation Protected Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2016, the Fund underperformed its benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index.

What factors influenced performance?

•

While the rally in U.S. inflation breakevens in March contributed marginally to performance, the Fund’s overall long U.S. inflation bias detracted during the period. (“Breakeven” refers to the spread between real and nominal yields.) In addition, the Fund’s underweight in U.S. short-term rates detracted as yields fell at the start of 2016. In Europe, aggregate long breakeven positioning with respect to both peripheral and core markets weighed on performance, as did the Fund’s duration underweight, resulting in an increased sensitivity to the decline in yields.

•	The Fund held derivatives during the period in order to manage specific risks. The impact from the use of derivatives had a negative effect on returns.

•	Over the six-month period, the Fund’s long New Zealand and Italian real rate positioning contributed to performance.

Describe recent portfolio activity.

•	The Fund’s long U.S. inflation breakeven exposure was tactically reduced at the beginning of 2016, given a sharp increase in volatility. The Fund also continued to tactically trade U.S. nominal duration across the yield curve, with a short duration bias over the first quarter. Near the beginning of the period, the Fund’s exposure to long German inflation breakevens was increased, on the view that valuations were attractive and should continue to be supported by an accommodative European Central Bank (“ECB”).

•

On a thematic level, the Fund’s highest conviction near-term trades were short biases with respect to both the euro and British pound, as pressure from the ECB for a weaker euro, as well as volatility from the impending referendum regarding Britain’s potential exit from the European Union, may place further downward pressure on the pound.

Describe portfolio positioning at period end.

•

At period end, the Fund remained long in U.S. inflation breakevens, as we are constructive on valuations, given current valuations and the continued dovish tone from the Fed. The Fund also remained biased toward long positions in Italian and German inflation breakevens. Additionally, the Fund remained long in New Zealand real rates, as the central bank there continues to ease its monetary policy. Currency positioning was more tactical, allowing for adjustments as needed.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]

U.S. Treasury Obligations	88%
Foreign Government Obligations	11
Non-Agency Mortgage-Backed Securities	1

[1]	Total investments exclude short-term securities and options purchased.

Credit Quality Allocation[2]	Percent of Total Investments[1]

AAA/Aaa[3]	89%
AA/Aa	1
BBB/Baa	1
N/R	9

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed U.S. Treasury Obligations as AAA/Aaa.

6	BLACKROCK FUNDS II	MARCH 31, 2016

BlackRock Inflation Protected Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations.

[3]   An unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury.

Performance Summary for the Period Ended March 31, 2016

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(0.75)%	(0.90)%	3.06%	0.02%	N/A	2.33%	N/A	4.50%	N/A
Service	(1.03)	(1.09)	2.79	(0.37)	N/A	2.00	N/A	4.18	N/A
Investor A	(1.03)	(1.16)	2.82	(0.37)	(4.36)%	1.99	1.16%	4.17	3.74%
Investor C	(1.77)	(1.85)	2.49	(1.08)	(2.04)	1.27	1.27	3.41	3.41
Class K	(0.65)	(0.72)	3.11	0.11	N/A	2.44	N/A	4.60	N/A
Barclays U.S. Treasury Inflation Protected Securities Index	—	—	3.79	1.51	N/A	3.02	N/A	4.62	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Ending Account Value March 31, 2016	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,030.60	$2.49	$2.13	$1,000.00	$1,022.55	$2.48	$1,022.90	$2.12
Service	$1,000.00	$1,027.90	$3.95	$3.60	$1,000.00	$1,021.10	$3.94	$1,021.45	$3.59
Investor A	$1,000.00	$1,028.20	$4.21	$3.85	$1,000.00	$1,020.85	$4.19	$1,021.20	$3.84
Investor C	$1,000.00	$1,024.90	$7.85	$7.49	$1,000.00	$1,017.25	$7.82	$1,017.60	$7.47
Class K	$1,000.00	$1,031.10	$1.98	$1.62	$1,000.00	$1,023.05	$1.97	$1,023.40	$1.62

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.49% for Institutional, 0.78% for Service, 0.83% for Investor A, 1.55% for Investor C and 0.39% for Class K), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.42% for Institutional, 0.71% for Service, 0.76% for Investor A, 1.48% for Investor C and 0.32% for Class K), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2016	7

Fund Summary as of March 31, 2016	BlackRock Investment Grade Bond Portfolio

Investment Objective

BlackRock Investment Grade Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2016, the Fund underperformed its benchmark, the Barclays U.S. Credit Index.

What factors influenced performance?

•

The Fund’s above-benchmark weighting in the midstream energy industry, as well as its security selection in the metals and mining space, were the largest detractors from performance. These positions generally lagged as a global imbalance of supply and demand caused commodity prices to weaken considerably.

•

The Fund was positioned for a flattening of the yield curve between 10 and 30 years (in other words, outperformance for longer-dated issues in this range). The yield curve in fact steepened, so this positioning weighed on relative performance.

•

Relative to the benchmark, the Fund’s overweight positions in the tobacco and cable & satellite industries made the largest positive contribution to performance. Its underweight in the oil field services industry was also beneficial given the continued volatility in the commodities market. Issue selection within the capital securities group further aided performance, but much of the benefit was offset by the adverse impact of having an overweight position in the sector.

•	The Fund held derivatives during the period in order to manage specific risks, but this aspect of its strategy did not have a material impact on results.

Describe recent portfolio activity.

•

The Fund boosted its allocation to the industrials sector by adding to the capital goods, consumer cyclical, and communications industries. It decreased its holdings in the financials sector by reducing exposure to banking issues. Additionally, the Fund increased its underweight in utilities.

Describe portfolio positioning at period end.

•

Relative to the benchmark, the Fund remained overweight the financials sector, with a preference for U.S. banks. The portfolio held a neutral overall weighting in industrials, but with select overweight allocations to the cable & satellite, midstream energy, and tobacco groups. The Fund was underweight in the utilities, retailers, metals & mining, and technology sectors due to unattractive valuations and heightened event risk. The portfolio was positioned with a neutral duration relative to its benchmark. (Duration is a measure of interest rate sensitivity.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]

Corporate Bonds	73%
U.S. Treasury Obligations	14
Preferred Securities	7
Foreign Government Obligations	2
U.S. Government Sponsored Agency Securities	2
Foreign Agency Obligations	1
Taxable Municipal Bonds	1

[1]	Total investments exclude short-term securities and options purchased.

Credit Quality Allocation[2]	Percent of Total Investments[1]

AAA/Aaa[3]	17%
AA/Aa	6
A	24
BBB/Baa	49
BB/Ba	3
N/R	1

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

8	BLACKROCK FUNDS II	MARCH 31, 2016

BlackRock Investment Grade Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds and investments that are the economic equivalent of investment grade bonds. The Fund’s total returns prior to July 29, 2013, are the returns of the Fund when it followed different investment strategies under the name BlackRock Long Duration Bond Portfolio.

[3]

An unmanaged index that includes publicly issued U.S. corporate and non-corporate securities which include foreign agencies, sovereigns, supranationals and local authorities that meet the specified maturity, liquidity, and quality requirements.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2016

				Average Annual Total Returns[5]
				1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.57%	2.27%	3.12%	0.71%	N/A	7.04%	N/A	6.96%	N/A
Investor A	2.19	1.90	2.97	0.39	(3.62)%	6.64	5.77%	6.61	6.10%
Class K	2.64	2.37	3.16	0.80	N/A	7.12	N/A	7.06	N/A
Barclays U.S. Credit Index	—	—	3.38	0.93	N/A	5.00	N/A	5.57	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on October 19, 2007.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,031.20	$2.64	$1,000.00	$1,022.40	$2.63	0.52%
Investor A	$1,000.00	$1,029.70	$4.16	$1,000.00	$1,020.90	$4.14	0.82%
Class K	$1,000.00	$1,031.60	$2.29	$1,000.00	$1,022.75	$2.28	0.45%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2016	9

Fund Summary as of March 31, 2016	BlackRock Secured Credit Portfolio

Investment Objective

BlackRock Secured Credit Portfolio’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2016, the Fund outperformed the benchmark, the S&P/LSTA Leveraged Loan Index, as well as the customized reference benchmark, which is a market-value-weighted blend of the S&P/LSTA Leveraged Loan Index and the secured bond component of the Barclays High Yield Index.

What factors influenced performance?

•

The Fund invests in both high yield bonds and loans, as long as 80% of those investments are secured. From a ratings standpoint, selection in B-rated and CCC-rated credits aided relative performance. Across sectors, underweights to metals & mining and oil field services within the energy sector positively contributed, along with strong selection in the technology, health care and cable & satellite sectors.

•

Within energy, selection in the midstream segment detracted from results relative to the Fund’s benchmark. Exposure to names within the pharmaceuticals, wireless and gaming sectors weighed on performance versus the customized performance benchmark.

•

Against a backdrop of heightened market volatility, retail investor outflows and light market supply in the fourth quarter of 2015 and the start of 2016, the Fund’s cash position was increased, and the Fund ended the period with greater than 5% of portfolio assets in cash. The Fund’s cash position did not have a material impact on performance.

Describe recent portfolio activity.

•

There were no significant changes to the portfolio’s broad investment strategy over the period. Consistent with the Fund’s focus on capital preservation, the Fund maintained an up-in-quality focus within its loan allocation and a bias toward more stable issuers in the high yield universe. The Fund added to its holdings of higher quality assets over the period, specifically BBB-rated and BB-rated credits. In terms of sectors, the Fund added to names within the technology and health care sectors (where performance was strong), but reduced holdings within pharmaceuticals and lodging.

Describe portfolio positioning at period end.

•

Relative to the benchmark, the Fund remained focused on companies with long-term value, while also maintaining exposure to names with a more positive growth profile. The Fund continued to be underweight in sectors and issues with challenged business and/or industry dynamics, high loan-to-value ratios and unpredictable cash flows. At period end, the Fund held 70% of its portfolio in senior secured floating rate loan interests, and 25% in corporate bonds. Of that 25% corporate bond position, 23% was constituted by high yield bonds where 10% of the exposure was secured, and 13% of that exposure was unsecured. The balance were relatively small positions across investment grade bonds, preferred securities and securitized assets. First Data Corp., Zayo Group LLC and HD Supply, Inc. were among the top issuer overweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]

Floating Rate Loan Interests	74%
Corporate Bonds	25
Preferred Securities	1

[1]	Total investments exclude short-term securities.

Credit Quality Allocation[2]	Percent of Total Investments[1]

BBB/Baa	9%
BB/Ba	47
B	38
CCC/Caa	4
N/R	2

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

10	BLACKROCK FUNDS II	MARCH 31, 2016

BlackRock Secured Credit Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in secured instruments, including bank loans and bonds, issued primarily, but not exclusively, by below investment grade issuers. The Fund’s total returns prior to July 2, 2012, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Multi-Sector Bond Portfolio.

[3]

Market value-weighted index designed to measure the performance of U.S. leveraged loan market. It mirrors the market-weighted performance of the largest institutional leveraged loans based upon market weightings, spreads and interest payments.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2016

				Average Annual Total Returns[5]
				1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.02%	4.93%	0.90%	0.09%	N/A	4.65%	N/A	4.95%	N/A
Investor A	4.64	4.49	0.77	(0.16)	(2.66)%	4.38	3.86%	4.69	4.25%
Investor C	4.02	3.90	0.50	(0.81)	(1.77)	3.61	3.61	3.93	3.93
S&P/LSTA Leveraged Loan Index.	—	—	(0.58)	(1.25)	N/A	3.23	N/A	4.30	N/A
Customized Reference Benchmark[7]	—	—	(0.53)	(1.82)	N/A	N/A8	N/A	N/A8	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on February 26, 2010.

[7]	A market-value-weighted blend of the S&P/LSTA Leveraged Loan Index and the secured bond component of the Barclays High Yield Index.

[8]	The Customized Reference Benchmark commenced in April 2012. As a result, the table does not include performance information for 5 years and since inception for the Customized Reference Benchmark.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[10]
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[9]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000.00	$1,009.00	$3.52	$1,000.00	$1,021.50	$3.54	0.70%
Investor A	$1,000.00	$1,007.70	$4.77	$1,000.00	$1,020.25	$4.80	0.95%
Investor C	$1,000.00	$1,005.00	$8.52	$1,000.00	$1,016.50	$8.57	1.70%

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2016	11

Fund Summary as of March 31, 2016	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2016, the Fund’s Service, Investor A, Investor B1, Investor C, Investor C1 and Class R Shares underperformed the benchmark, the Barclays U.S. Government/ Mortgage Index. Institutional Shares performed in line.

What factors influenced performance?

•

The Fund’s holdings of Treasury Inflation Protected Securities (“TIPS”) had a negative impact on performance, as inflation expectations softened over the period. Additionally, swap strategies designed to protect against rising interest rates detracted from performance.

•

Contributors to performance included the Fund’s underweight stance with respect to duration (and corresponding interest rate sensitivity) versus the benchmark in December 2015. Additionally, performance benefited from being positioned for spreads on agency mortgage-backed securities (“MBS”) to widen out in early 2016. Allocations to interest-only and agency commercial mortgage-backed securities (“CMBS”) added to performance as these segments held up relatively well as spreads widened in early 2016. An overweight allocation to 15-year mortgage-back securities (“MBS”) was a source of outperformance, as they are less sensitive to concerns over an increase in prepayment speeds.

Describe recent portfolio activity.

•

In the fourth quarter of 2015, the Fund maintained an underweight to US Treasuries, and shifted to a short position with respect to agency MBS versus Treasuries. Within mortgages, the Fund was overweight Government National Mortgage Association issues and 15-year pass-through MBS. The Fund maintained a position in TIPS on the view that current valuations reflect an overly weak outlook for inflation.

•	The Fund began 2016 with an underweight duration versus the benchmark and moved to a neutral stance by the end of March. The Fund selectively added to its CMBS position in the first quarter of 2016.

Describe portfolio positioning at period end.

•

Relative to the Barclays U.S. Government/Mortgage Index, the Fund closed the period with a neutral stance with respect to duration. At the end of the period, the Fund held an essentially neutral weight in agency MBS, reflecting the view that investors’ prepayment concerns given the decline in mortgage rates are likely to be balanced by the global demand for incremental income from high quality, liquid alternatives.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]

U.S. Government Sponsored Agency Securities	56%
U.S. Treasury Obligations	34
Corporate Bonds	4
Non-Agency Mortgage-Backed Securities	3
Asset-Backed Securities	3

[1]	Total investments exclude short-term securities and options purchased.

Credit Quality Allocation[2]	Percent of Total Investments[1]

AAA/Aaa[3]	98%
AA/Aa	1
N/R	1

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

12	BLACKROCK FUNDS II	MARCH 31, 2016

BlackRock U.S. Government Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. government and its agencies. The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays U.S. Government/Mortgage Index (the benchmark).

[3]	An index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

Performance Summary for the Period Ended March 31, 2016

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.82%	1.67%	2.00%	1.64%	N/A	3.21%	N/A	4.26%	N/A
Service	1.64	1.37	1.81	1.45	N/A	3.00	N/A	4.00	N/A
Investor A	1.44	1.31	1.74	1.24	(2.82)%	2.88	2.05%	3.88	3.45%
Investor B1	1.01	0.93	1.58	0.82	(3.15)	2.38	2.01	3.40	3.40
Investor C	0.74	0.60	1.44	0.53	(0.46)	2.08	2.08	3.06	3.06
Investor C1	0.93	0.72	1.54	0.72	N/A	2.28	N/A	3.31	N/A
Class R	1.24	1.09	1.61	1.04	N/A	2.61	N/A	3.65	N/A
Barclays U.S. Government/Mortgage Index	—	—	2.05	2.39	N/A	3.33	N/A	4.67	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Ending Account Value March 31, 2016	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,020.00	$3.64	$3.13	$1,000.00	$1,021.40	$3.64	$1,021.90	$3.13
Service	$1,000.00	$1,018.10	$4.59	$4.09	$1,000.00	$1,020.45	$4.60	$1,020.95	$4.09
Investor A	$1,000.00	$1,017.40	$5.30	$4.79	$1,000.00	$1,019.75	$5.30	$1,020.25	$4.80
Investor B1	$1,000.00	$1,015.80	$7.81	$7.31	$1,000.00	$1,017.25	$7.82	$1,017.75	$7.31
Investor C	$1,000.00	$1,014.40	$9.17	$8.66	$1,000.00	$1,015.90	$9.17	$1,016.40	$8.67
Investor C1	$1,000.00	$1,015.40	$8.21	$7.71	$1,000.00	$1,016.85	$8.22	$1,017.35	$7.72
Class R	$1,000.00	$1,016.40	$6.60	$6.10	$1,000.00	$1,018.45	$6.61	$1,018.95	$6.11

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.72% for Institutional, 0.91% for Service, 1.05% for Investor A, 1.55% for Investor B1, 1.82% for Investor C, 1.63% for Investor C1 and 1.31% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.62% for Institutional, 0.81% for Service, 0.95% for Investor A, 1.45% for Investor B1,1.72% for Investor C, 1.53% for Investor C1 and 1.21% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2016	13

About Fund Performance

•

Institutional Shares and Class K Shares (Class K Shares are available only in GNMA Portfolio, Inflation Protected Bond Portfolio and Investment Grade Bond Portfolio) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares (available only in GNMA Portfolio, Inflation Protected Bond Portfolio and U.S. Government Bond Portfolio) are not subject to any sales charge (front-end load) or contingent deferred sales charge (“CDSC”). These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Secured Credit Portfolio, which is subject to an initial sales charge of 2.50%, and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B1 Shares (available only in U.S. Government Bond Portfolio) are subject to a maximum CDSC of 4.00% declining to 0% after six years and a distribution fee of 0.50% per year and a service fee of 0.25% per year. Investor B1 Shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.) Prior to July 18, 2011, U.S. Government Bond Portfolio’s Investor B1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B1 Shares fees.

•

Investor C and Investor C1 Shares (Investor C Shares are available only in GNMA Portfolio, Inflation Protected Bond Portfolio, Secured Credit Portfolio and U.S. Government Bond Portfolio. Investor C1 Shares are available only in U.S. Government Bond Portfolio) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.75% for Investor C Shares and 0.55% for Investor C1 Shares per year and a service fee of 0.25% per year. Prior to July 18, 2011, U.S. Government Bond Portfolio’s Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Shares fees. Investor C Shares are generally available through financial intermediaries.

•

Class R Shares (available only in U.S. Government Bond Portfolio) are not subject to any sales charge or CDSC. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to July 18, 2011, U.S. Government Bond Portfolio’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares fees.

Investor B1 and C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B1 shareholders may vote on material changes to the Investor A distribution and service plan).

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

14	BLACKROCK FUNDS II	MARCH 31, 2016

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2015 and held through March 31, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’, shareholders and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and distribution rates than it would in a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument.

The Funds’ successful use of a derivative financial instrument depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	15

Schedule of Investments March 31, 2016 (Unaudited)	BlackRock GNMA Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)	Value
Agency Obligations — 2.7%
Freddie Mac, 6.25%, 7/15/32 (a)	USD	15,600	$22,810,226
Collateralized Mortgage Obligations — 9.0%
Fannie Mae, Series 1996-48, Class Z,
7.00%, 11/25/26		498	554,648
Ginnie Mae:
Series 2002-45, Class PG, 6.00%, 3/17/32-12/20/39		2,718	2,970,679
Series 2009-31, Class PT, 4.21%, 5/20/39 (b)		568	604,666
Series 2011-71, Class GF, 0.64%, 8/16/31 (b)		9,519	9,525,446
Series 2014-107, Class WX, 6.83%, 7/20/39 (b)		2,750	3,266,136
Series 2015-103, Class B, 6.90%, 1/20/40		12,411	14,757,751
Series 2015-187, Class C, 5.23%, 2/20/41 (b)		19,474	22,156,077
Series 2015-55, Class A, 5.39%, 3/16/36 (b)		18,312	20,776,701

			74,612,104
Interest Only Commercial Mortgage-Backed Securities — 0.3%
Freddie Mac:
Series K049, Class X1, 0.62%, 7/25/25 (b)		28,938	1,309,368
Series K721, Class X1, 0.34%, 8/25/22 (b)		74,683	1,413,071

			2,722,439
Mortgage-Backed Securities — 177.4%
Fannie Mae Mortgage-Backed Securities:
2.84%, 3/01/44 (b)		1,568	1,617,991
3.00%, 7/01/35-4/01/46 (c)		100,921	103,889,266
3.28%, 2/01/41		52	53,423
3.40%, 4/01/41		181	188,190
3.50%, 3/01/43-3/01/46		99,801	104,810,027
4.00%, 7/01/43-4/01/46 (c)		53,213	56,878,794
4.50%, 4/01/46 (c)		2,600	2,829,125
5.00%, 1/01/21-4/01/46 (c)		45,108	49,913,614
5.50%, 12/01/32-4/01/46 (c)		673	757,967
6.00%, 4/01/46 (c)		200	227,975
6.50%, 9/01/28-8/01/35		4,300	4,973,391
8.50%, 1/20/18		139	142,746

U.S. Government Sponsored Agency Securities		Par (000)		Value
Mortgage-Backed Securities (continued)
Freddie Mac Mortgage-Backed Securities:
2.78%, 10/01/45 (b)	USD	2,362		$2,438,116
2.81%, 5/01/45 (b)		4,072		4,213,757
2.82%, 5/01/45 (b)		9,644		9,991,828
3.00%, 6/01/35-4/01/46 (c)		2,738		2,840,719
3.50%, 9/01/20-9/01/26		595		628,062
4.00%, 4/01/19-5/01/26		967		1,018,049
5.00%, 5/01/35-12/01/38		237		261,850
6.00%, 8/01/16		—	(d)	186
7.50%, 2/01/27-3/01/27		3		2,784
9.00%, 12/01/19		—	(d)	55
Ginnie Mae Mortgage-Backed Securities:
3.00%, 5/15/42-4/15/46 (c)		148,939		154,275,823
3.50%, 4/15/41-4/15/46 (c)		348,371		368,324,683
4.00%, 7/15/42-4/15/46 (c)		332,907		355,862,207
4.50%, 12/15/34-9/20/44		98,623		107,347,398
5.00%, 9/15/28-4/15/46 (c)		54,251		60,493,906
5.50%, 7/15/16-12/15/34		16,865		19,279,038
6.00%, 7/15/16-1/15/39		23,882		27,155,795
6.50%, 5/15/16-10/15/45		27,466		32,046,856
7.00%, 3/20/24-5/20/27		58		64,731
7.50%, 4/20/23-10/20/25		5		5,975
8.00%, 3/15/17-5/15/30		148		160,013
8.50%, 7/15/16-2/15/25		43		44,332
9.00%, 4/15/16-10/15/21		35		35,861
9.50%, 8/15/16-9/15/22		53		55,813
10.00%, 7/15/16-6/15/18		7		6,900

				1,472,837,246
Total U.S. Government Sponsored Agency Securities — 189.4%				1,572,982,015

U.S. Treasury Obligations — 0.8%
U.S. Treasury Inflation Indexed Notes, 0.38%, 7/15/25 (a)		6,094		6,226,903
Total Long-Term Investments (Cost — $1,561,935,897) — 190.2%				1,579,208,918

Portfolio Abbreviations
AKA	Also Known As	GBP	British Pound	PLN	Polish Zloty
AUD	Australian Dollar	GO	General Obligation Bonds	RB	Revenue Bonds
BRL	Brazilian Real	HICP	Harmonised Index of Consumer	REIT	Real Estate Investment Trust
CAD	Canadian Dollar		Price Index	REMIC	Real Estate Mortgage
CHF	Swiss Franc	INR	Indian Rupee		Investment Conduit
CLO	Collateralized Debt Obligation	JPY	Japanese Yen	RUB	Russian Ruble
CLP	Chilean Peso	LIBOR	London Interbank Offered Rate	SAR	Saudi Riyal
COP	Colombian Peso	MXIBTIIE	Mexico Interbank TIIE	SEK	Swedish Krona
CPI	Consumer Price Index		28-Day	TBA	To-be-announced
DKK	Danish Krone	MXN	Mexican Peso	TRY	Turkish Lira
EUR	Euro	NOK	Norwegian Krone	TWD	New Taiwan Dollar
EURIBOR	Euro Interbank Offered Rate	NZD	New Zealand Dollar	USD	US Dollar
FKA	Formerly Known As	PIK	Payment-in-kind	ZAR	South African Rand

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock GNMA Portfolio

Short-Term Securities		Shares	Value
Money Market Funds — 0.4%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (e)(f)		3,400,227	$3,400,227

U.S. Treasury Obligations — 0.2%		Par (000)
U.S. Treasury Bills, 0.24%, 4/07/16 (g)	USD	2,000	1,999,960
Total Short-Term Securities (Cost — $5,400,147) — 0.6%			5,400,187
Total Investments Before TBA Sale Commitments (Cost — $1,567,336,044) — 190.8%			1,584,609,105

TBA Sale Commitments (c)		Par (000)	Value
Fannie Mae Mortgage-Backed Securities:
3.00%, 4/01/46	USD	95,590	$(98,019,724)
3.50%, 4/01/46		92,100	(96,564,694)
4.00%, 4/01/46		6,530	(6,976,897)
5.00%, 4/01/46		22,000	(24,337,500)
6.00%, 4/01/46		100	(114,050)
Freddie Mac Mortgage-Backed Securities,
3.00%, 4/01/46		60	(61,434)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 4/15/46		3,600	(3,729,164)
3.50%, 4/15/46		83,250	(87,961,125)
4.00%, 4/15/46		222,375	(237,614,543)
4.50%, 4/15/46		400	(429,438)
5.50%, 4/15/46		2,700	(3,021,009)
Total TBA Sale Commitments
(Proceeds — $557,313,694) — (67.3)%			(558,829,578)
Total Investments Net of TBA Sale Commitments — 123.5%			1,025,779,527
Liabilities in Excess of Other Assets — (23.5)%			(195,390,797)

Net Assets — 100.0%			$830,388,730

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(b)	Variable rate security. Rate as of period end.

(c)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$302,375	$28,031
BNP Paribas Securities Corp.	$40,486,303	$202,690
Citigroup Global Markets, Inc.	$19,551,389	$116,020
Credit Suisse Securities (USA) LLC	$(16,469,129)	$(54,031)
Deutsche Bank Securities, Inc.	$(41,441,748)	$37,111
Goldman Sachs & Co.	$62,168,412	$418,477
J.P. Morgan Securities LLC	$(32,248,039)	$(74,593)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$51,658,249	$225,908
Morgan Stanley & Co. LLC	$(21,363,882)	$(36,230)
Nomura Securities International, Inc.	$102,786,357	$316,563
RBC Capital Markets, LLC	$29,288,972	$142,349
Wells Fargo Securities, LLC	$(32,081,750)	$(106,204)

(d)	Amount is less than $500.

(e)	During the six months ended March 31, 2016, investments in issuers considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2015	Net Activity	Shares Held at March 31, 2016	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	5,606,618	(2,206,391)	3,400,227	$32,421	$322

(f)	Current yield as of period end.

(g)	Rates are discount rates or a range of discount rates at the time of purchase.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	17

Schedule of Investments (continued)	BlackRock GNMA Portfolio

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
						U.S. Government Sponsored Agency Securities
BNP Paribas Securities Corp.	0.22%	9/24/15	Open	$22,210,500	$22,236,288		Open/Demand	[1]
BNP Paribas Securities Corp.	0.34%	1/13/16	Open	5,947,500	5,951,938	U.S. Treasury Obligations	Open/Demand	[1]
Total				$28,158,000	$28,188,226

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(11)	Euro Dollar Futures	June 2016	USD	2,731,025	$(14,340)
(61)	U.S. Treasury Bonds (30 Year)	June 2016	USD	10,030,688	54,217
(77)	U.S. Treasury Notes (2 Year)	June 2016	USD	16,843,750	(8,513)
(660)	U.S. Treasury Notes (5 Year)	June 2016	USD	79,968,282	(194,842)
56	U.S. Treasury Notes (10 Year)	June 2016	USD	7,301,875	19,978
7	Euro Dollar Futures	September 2016	USD	1,736,700	9,615
278	Euro Dollar Futures	December 2016	USD	68,926,625	145,572
(13)	Euro Dollar Futures	March 2017	USD	3,221,725	(31,180)
(15)	Euro Dollar Futures	June 2017	USD	3,715,500	(40,562)
(27)	Euro Dollar Futures	September 2017	USD	6,684,525	(55,124)
(229)	Euro Dollar Futures	December 2017	USD	56,657,463	(115,676)
8	Euro Dollar Futures	March 2018	USD	1,978,199	20,085
Total					$(210,770)

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
2.31%[1]	3-month LIBOR	3/11/25	USD	1,500	$(96,601)
2.18%[1]	3-month LIBOR	12/14/25	USD	12,190	(692,436)
Total					$(789,037)

[1]	Fund pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock GNMA Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of period end, the fair values of derivative financial instruments were as follows:

Assets — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation	[1]	—	—	—	—	$249,467	—	$249,467

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation	[1]	—	—	—	—	$460,237	—	$460,237
Swaps — centrally cleared	Net unrealized depreciation	[1]	—	—	—	—	789,037	—	789,037

Total			—	—	—	—	$1,249,274	—	$1,249,274

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended March 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	—	—	—	—	$(1,694,045)	—	$(1,694,045)
Swaps	—	—	—	—	398,035	—	398,035

Total	—	—	—	—	$(1,296,010)	—	$(1,296,010)

Net Change in Unrealized Appreciation (Depreciation) on:

Futures contracts	—	—	—	—	$829,412	—	$829,412
Swaps	—	—	—	—	(1,125,989)	—	(1,125,989)

Total	—	—	—	—	$(296,577)	—	$(296,577)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$44,462,762
Average notional value of contracts — short	$181,583,025
Interest rate swaps:
Average notional value — pays fixed rate	$13,690,000
Total return swaps:
Average notional value	$3,222,746	[1]

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$24,453	$239,749
Swaps — Centrally cleared	—	70,915

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$24,453	$310,664
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(24,453)	(310,664)

Total derivative assets and liabilities subject to an MNA	—	—

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	19

Schedule of Investments (concluded)	BlackRock GNMA Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy.

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
U.S. Government Sponsored Agency Securities	—	$1,572,982,015	—	$1,572,982,015
U.S. Treasury Obligations	—	6,226,903	—	6,226,903
Short-Term Securities	$3,400,227	1,999,960	—	5,400,187
Liabilities:
Investments:
TBA Sale Commitments	—	(558,829,578)	—	(558,829,578)

Total	$3,400,227	$1,022,379,300	—	$1,025,779,527

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$249,467	—	—	$249,467
Liabilities:
Interest rate contracts	(460,237)	$(789,037)	—	(1,249,274)

Total	$(210,770)	$(789,037)	—	$(999,807)

[1] Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of March 31, 2016, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,947	—	—	$1,947
Cash pledged:
Futures contracts	873,310	—	—	873,310
Centrally cleared swaps	444,640	—	—	444,640
Liabilities:
Reverse repurchase agreements	—	$(28,188,226)	—	(28,188,226)
Cash received as collateral for TBA commitments	—	(333,000)	—	(333,000)

Total	$1,319,897	$(28,521,226)	—	$(27,201,329)

During the six months ended March 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	MARCH 31, 2016

Consolidated Schedule of Investments March 31, 2016 (Unaudited)	BlackRock Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value
Germany — 5.4%
Deutsche Bundesrepublik Inflation Linked
Bonds:
0.75%, 4/15/18	EUR	12,265	$15,184,289
1.75%, 4/15/20		62,200	85,112,870
0.10%, 4/15/23		30,820	38,433,782

			138,730,941
Greece — 0.0%
Hellenic Republic, 0.00%, 10/15/42 (a)		4,550	14,082
Italy — 3.2%
Buoni Poliennali Del Tesoro Inflation Linked
Bond:
2.60%, 9/15/23		2,205	3,344,869
2.35%, 9/15/24		51,740	68,164,610
1.25%, 9/15/32		5,287	6,301,692
2.55%, 9/15/41		3,830	6,092,451

			83,903,622
Japan — 2.0%
Government of Japan Inflation Linked Bond:
0.10%, 9/10/24	JPY	4,083,400	38,001,471
0.10%, 3/10/25		1,578,500	14,733,598

			52,735,069
New Zealand — 1.2%
New Zealand Government Bonds, 3.00%, 9/20/30	NZD	39,467	31,177,053
Spain — 0.7%
Kingdom of Spain Inflation Linked Bond, 0.55%, 11/30/19	EUR	15,535	18,112,091
Total Foreign Government Obligations — 12.5%			324,672,858

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.7%
GSMPS Mortgage Loan Trust, Series 2005-RP2,
Class 1AF, 0.78%, 3/25/35 (a)(b)	USD	10,087	8,501,687
Luminent Mortgage Trust, Series 2007-2,
Class 1A2, 0.71%, 5/25/37 (a)		10,777	8,064,352

			16,566,039
Commercial Mortgage-Backed Securities — 0.4%
GS Mortgage Securities Trust,
Series 2007-GG10, Class A4, 5.79%, 8/10/45 (a)		10,554	10,871,211
Total Non-Agency Mortgage-Backed Securities — 1.1%			27,437,250

U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities — 0.0%
Fannie Mae Mortgage-Backed Securities, 2.36%, 6/01/34 (a)		74	77,842

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Inflation Indexed Bonds:
2.38%, 1/15/25-1/15/27	USD	193,548	$233,005,844
2.00%, 1/15/26		74,021	86,662,502
1.75%, 1/15/28		98,924	114,697,883
3.63%, 4/15/28		77,046	106,078,342
2.50%, 1/15/29		81,478	102,322,304
3.88%, 4/15/29		76,252	109,144,405
3.38%, 4/15/32		14,032	20,310,839
2.13%, 2/15/40-2/15/41		91,814	117,725,337
0.75%, 2/15/42-2/15/45		70,525	68,409,150
0.63%, 2/15/43		45,791	42,983,124
1.38%, 2/15/44		57,358	64,213,364
1.00%, 2/15/46		21,351	22,268,262
U.S. Treasury Inflation Indexed Notes:
2.50%, 7/15/16 (c)		106,372	108,298,484
0.13%, 4/15/17-7/15/24 (c)		854,646	866,962,623
2.63%, 7/15/17		809	852,167
1.63%, 1/15/18		718	750,833
1.38%, 7/15/18-1/15/20		69,260	73,690,934
1.25%, 7/15/20 (c)		70,174	75,435,585
1.13%, 1/15/21		135,804	145,128,635
0.63%, 7/15/21-1/15/26 (c)		165,858	173,007,617
0.38%, 7/15/23-7/15/25		26,634	27,324,896
0.25%, 1/15/25 (c)		79,182	79,848,651
Total U.S. Treasury Obligations — 101.4%			2,639,121,781
Total Long-Term Investments (Cost — $2,835,839,569) — 115.0%			2,991,309,731

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (d)(e)		865,666	865,666
Total Short-Term Securities (Cost — $865,666) — 0.0%			865,666

Options Purchased
(Cost — $18,829,784) — 0.5%			13,489,974
Total Investments Before Options Written (Cost — $2,855,535,019) — 115.5%			3,005,665,371

Options Written
(Premiums Received — $14,405,117) — (0.3)%			(9,309,905)
Total Investments Net of Options Written — 115.2%			2,996,355,466
Liabilities in Excess of Other Assets — (15.2)%			(394,630,152)

Net Assets — 100.0%			$2,601,725,314

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	21

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Notes to Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(d)	During the six months ended March 31, 2016, investments in issuers considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2015	Net Activity	Shares Held at March 31, 2016	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	1,894,157	(1,028,491)	865,666	$32,060	$903

(e)	Current yield as of period end.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
RBC Capital Markets, LLC	0.10%	11/23/15	Open	$73,150,000	$73,176,415	U.S. Treasury Obligations	Open/Demand[1]
Morgan Stanley & Co. LLC	0.44%	1/13/16	Open	121,950,000	122,067,750	U.S. Treasury Obligations	Open/Demand[1]
BNP Paribas Securities Corp.	0.51%	2/12/16	Open	17,175,000	17,186,922	U.S. Treasury Obligations	Open/Demand[1]
Bank of Montreal	0.52%	2/16/16	Open	61,945,000	61,985,264	U.S. Treasury Obligations	Open/Demand[1]
Bank of Montreal	0.44%	3/1/16	Open	78,373,350	78,403,045	U.S. Treasury Obligations	Open/Demand[1]
Nomura Securities International, Inc.	0.37%	3/21/16	Open	36,400,000	36,404,115	U.S. Treasury Obligations	Open/Demand[1]
Total				$388,993,350	$389,223,511

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(684)	Euro-Bobl	June 2016	USD	102,038,438	$178,447
	Euro-BTP Italian Government Bond
(662)	Futures	June 2016	USD	105,927,834	(2,064,580)
(146)	Euro-Bund	June 2016	USD	27,132,964	(220,432)
	Euro-Bund 8.5 to 10.5-Year Bond
	Futures Put Options, Strike Price EUR
316	158.5	June 2016	USD	57,532	(312,916)
19	Euro-Buxl	June 2016	USD	3,643,859	126,678
(49)	Japanese Government Bonds (10 Year)	June 2016	USD	65,873,206	(19,246)
(509)	U.S. Treasury Bonds (30 Year)	June 2016	USD	83,698,688	5,630
1,159	U.S. Treasury Notes (2 Year)	June 2016	USD	253,531,250	723,500
83	U.S. Treasury Notes (5 Year)	June 2016	USD	10,056,618	9,725
638	U.S. Treasury Notes (10 Year)	June 2016	USD	83,189,219	105,637
(64)	U.S. Ultra Treasury Bonds	June 2016	USD	11,042,000	10,839
(124)	U.S. Ultra Treasury Notes (10 Year)	June 2016	USD	17,453,000	(41,985)
Total					$(1,498,703)

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,000,000	USD	1,123,006	Royal Bank of Scotland PLC	4/05/16	$15,065
USD	84,622	EUR	75,000	Citibank N.A.	4/05/16	(734)
USD	110,364	EUR	100,000	Commonwealth Bank of Australia	4/05/16	(3,443)
				Morgan Stanley & Co. International
USD	83,307	EUR	75,000	PLC	4/05/16	(2,048)
				Morgan Stanley & Co. International
USD	979,768	EUR	900,000	PLC	4/05/16	(44,495)
				Morgan Stanley & Co. International
USD	234,964,746	EUR	215,615,000	PLC	4/05/16	(10,420,377)
USD	14,122,706	JPY	1,602,538,750	Bank of America N.A.	4/05/16	(118,567)
USD	14,142,211	JPY	1,602,538,750	HSBC Bank PLC	4/05/16	(99,062)
USD	28,370,422	JPY	3,205,077,500	UBS AG	4/05/16	(112,124)
USD	1,271,371	MXN	23,085,000	HSBC Bank PLC	4/05/16	(64,173)
USD	27,671,799	NZD	42,053,000	Standard Chartered Bank	4/05/16	(1,387,522)
NZD	11,340,000	USD	7,715,736	Deutsche Bank AG	4/06/16	119,977
NZD	11,410,000	USD	7,548,103	HSBC Bank PLC	4/06/16	335,979
NZD	10,320,000	USD	6,740,714	JPMorgan Chase Bank N.A.	4/06/16	390,199
NZD	11,280,000	USD	7,655,195	Westpac Banking Corp.	4/06/16	139,060
USD	6,725,090	NZD	10,320,000	Citibank N.A.	4/06/16	(405,824)
USD	7,509,660	NZD	11,280,000	Deutsche Bank AG	4/06/16	(284,594)
USD	7,520,970	NZD	11,410,000	HSBC Bank PLC	4/06/16	(363,112)
USD	7,649,567	NZD	11,340,000	JPMorgan Chase Bank N.A.	4/06/16	(186,146)
AUD	10,235,000	USD	7,833,869	Deutsche Bank AG	4/18/16	5,281
EUR	5,705,000	GBP	4,507,549	HSBC Bank PLC	4/18/16	20,885
GBP	4,504,811	EUR	5,730,000	Goldman Sachs International	4/18/16	(53,280)
GBP	4,504,355	EUR	5,705,000	Standard Chartered Bank	4/18/16	(25,473)
USD	7,835,921	AUD	10,235,000	Standard Chartered Bank	4/18/16	(3,229)
EUR	6,140,000	USD	6,696,223	Citibank N.A.	4/25/16	295,669
EUR	5,485,000	USD	5,985,068	Deutsche Bank AG	4/25/16	260,946
USD	5,796,128	EUR	5,357,731	Deutsche Bank AG	4/25/16	(304,960)
USD	6,779,091	EUR	6,267,269	Goldman Sachs International	4/25/16	(357,727)
USD	569,760	EUR	500,000	HSBC Bank PLC	5/04/16	228
				Morgan Stanley & Co. International
USD	245,419,184	EUR	215,246,000	PLC	5/04/16	240,048
USD	587,916	EUR	519,000	State Street Bank and Trust Co.	5/04/16	(3,259)
USD	28,908,535	NZD	41,750,000	Westpac Banking Corp.	5/04/16	103,452
USD	28,486,123	JPY	3,202,737,500	Barclays Bank PLC	5/09/16	(3,935)
USD	28,558,260	JPY	3,202,737,500	UBS AG	5/09/16	68,202
GBP	4,705,000	JPY	806,571,657	Barclays Bank PLC	5/16/16	(417,710)
GBP	5,475,000	JPY	862,560,298	Deutsche Bank AG	5/16/16	190,211
GBP	4,645,000	JPY	837,263,572	Goldman Sachs International	5/16/16	(776,967)
JPY	807,114,661	GBP	4,705,000	Barclays Bank PLC	5/16/16	422,542
JPY	855,882,057	GBP	5,475,000	Barclays Bank PLC	5/16/16	(249,628)
JPY	797,335,903	GBP	4,705,000	Deutsche Bank AG	5/16/16	335,539
JPY	3,110,572,080	USD	27,720,000	Deutsche Bank AG	6/15/16	(18,155)
USD	22,950,766	JPY	2,552,570,461	HSBC Bank PLC	6/15/16	218,321
Total						$(12,544,940)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	23

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Inflation Rate Caps Purchased

Reference Entity	Fund Pays	Fund Receives	Counterparty	Expiration Date		Notional Amount (000)	Value	Premiums Paid	Unrealized Depreciation
US CPI Urban		Maximum of CPURNSA for November 2016 divided by CPURNSA for November 2015
Consumers NAS (CPURNSA)	Upfront premium and payment at expiration	minus 2.00% or $0	Deutsche Bank AG	11/06/16	USD	88,220	$14,312	$47,509	$(33,197)
US CPI Urban		Maximum of CPURNSA for November 2016 divided by CPURNSA for November 2015
Consumers NAS (CPURNSA)	Upfront premium and payment at expiration	minus 2.00% or $0	Deutsche Bank AG	11/10/16	USD	35,125	6,761	23,541	(16,780)
Total							$21,073	$71,050	$(49,977)

Inflation Rate Caps Written

Reference Entity	Fund Pays	Fund Receives	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Received	Unrealized Appreciation
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	Maximum of HICPx for January 2022 divided by HIPCx for January 2012 minus 2.50% or $0	Upfront premium and payment at expiration	Deutsche Bank AG	4/26/22	EUR	14,495	$(4,769)	$(1,014,650)	$1,009,881

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
U.S. Treasury Notes (10 Year)	Call	4/22/16	USD	131.00	787	$282,828
U.S. Treasury Bonds (30 Year)	Put	4/22/16	USD	160.00	461	122,453
Total						$405,281

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
NZD Currency	Call	BNP Paribas S.A.	4/04/16	USD	0.70	NZD	40,360	$163,679
NZD Currency	Call	Citibank N.A.	4/04/16	USD	0.68	NZD	40,360	555,147
AUD Currency	Call	JPMorgan Chase Bank N.A.	4/14/16	USD	0.77	AUD	33,990	244,484
EUR Currency	Call	Deutsche Bank AG	4/14/16	GBP	0.79	EUR	22,725	234,441
EUR Currency	Call	Deutsche Bank AG	4/28/16	USD	1.16	EUR	23,085	126,280
GBP Currency	Call	Barclays Bank PLC	5/12/16	JPY	188.50	GBP	18,940	76
EUR Currency	Put	Citibank N.A.	4/01/16	USD	1.07	EUR	23,245	3
GBP Currency	Put	Deutsche Bank AG	4/01/16	USD	1.38	GBP	18,915	3
NZD Currency	Put	BNP Paribas S.A.	4/04/16	USD	0.63	NZD	40,360	3
NZD Currency	Put	Deutsche Bank AG	4/04/16	USD	0.65	NZD	40,360	47
EUR Currency	Put	Deutsche Bank AG	4/08/16	MXN	18.50	EUR	25,575	1,027
AUD Currency	Put	JPMorgan Chase Bank N.A.	4/14/16	USD	0.74	AUD	33,990	20,367
EUR Currency	Put	Deutsche Bank AG	4/14/16	GBP	0.77	EUR	22,725	4,096

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
EUR Currency	Put	Deutsche Bank AG	4/28/16	USD	1.11	EUR	23,085	$50,900
GBP Currency	Put	Barclays Bank PLC	5/12/16	JPY	157.00	GBP	28,410	320,876
GBP Currency	Put	Deutsche Bank AG	5/12/16	JPY	175.00	GBP	18,940	2,302,712
AUD Currency	Put	UBS AG	6/29/16	NOK	6.24	AUD	34,340	485,927
EUR Currency	Put	BNP Paribas S.A.	7/08/16	USD	1.11	EUR	46,390	513,029
CHF Currency	Put	Deutsche Bank AG	8/02/16	NOK	7.72	CHF	60,705	182,888
Total								$5,205,985

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
30-Year Interest Rate Swap	Deutsche Bank AG	Call	2.68%	Receive	3-month LIBOR	1/12/21	USD	19,600	$3,382,486
30-Year Interest Rate Swap	Deutsche Bank AG	Put	2.95%	Pay	3-month LIBOR	6/02/16	USD	16,615	2,771
30-Year Interest Rate Swap	Barclays Bank PLC	Put	4.00%	Pay	3-month LIBOR	11/21/17	USD	16,600	75,625
30-Year Interest Rate Swap	Deutsche Bank AG	Put	2.68%	Pay	3-month LIBOR	1/12/21	USD	19,600	2,084,761
20-Year Interest Rate Swap	Deutsche Bank AG	Put	2.50%	Pay	6-month EURIBOR	6/08/22	EUR	43,500	2,333,065
Total									$7,878,708

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
U.S. Treasury Notes (10 Year)	Call	4/22/16	USD	132.00	787	$(110,672)

OTC Options Written

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
NZD Currency	Call	BNP Paribas S.A.	4/04/16	USD	0.68	NZD	40,360	$(607,096)
NZD Currency	Call	Deutsche Bank AG	4/04/16	USD	0.70	NZD	40,360	(163,679)
EUR Currency	Call	Deutsche Bank AG	4/08/16	MXN	21.50	EUR	25,575	(12)
AUD Currency	Call	HSBC Bank USA N.A.	4/14/16	USD	0.79	AUD	67,105	(89,988)
USD Currency	Call	Barclays Bank PLC	4/27/16	JPY	115.00	USD	25,825	(83,234)
GBP Currency	Call	Deutsche Bank AG	5/12/16	JPY	188.50	GBP	18,940	(76)
AUD Currency	Call	UBS AG	6/29/16	NOK	6.60	AUD	34,340	(232,103)
EUR Currency	Call	BNP Paribas S.A.	7/08/16	USD	1.18	EUR	46,390	(432,196)
NZD Currency	Put	BNP Paribas S.A.	4/04/16	USD	0.65	NZD	40,360	(47)
USD Currency	Put	Barclays Bank PLC	4/27/16	JPY	108.75	USD	25,825	(57,246)
GBP Currency	Put	Barclays Bank PLC	5/12/16	JPY	175.00	GBP	18,940	(2,302,712)
GBP Currency	Put	Barclays Bank PLC	5/12/16	JPY	150.00	GBP	28,410	(87,312)
AUD Currency	Put	UBS AG	6/29/16	NOK	6.03	AUD	34,340	(224,569)
Total								$(4,280,270)

OTC Interest Rate Swaptions Written

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Deutsche Bank AG	Call	1.90%	Pay	3-month LIBOR	2/13/17	USD	30,000	$(987,194)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	1.90%	Pay	3-month LIBOR	2/13/17	USD	51,600	(1,697,974)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.10%	Pay	3-month LIBOR	3/16/17	USD	23,500	(1,044,682)
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.10%	Receive	3-month LIBOR	1/12/17	USD	124,200	(351,577)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.90%	Receive	3-month LIBOR	2/13/17	USD	30,000	(81,500)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	25

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value

10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.90%	Receive	3-month LIBOR	2/13/17	USD	51,600	$(140,180)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.10%	Receive	3-month LIBOR	3/06/17	USD	23,510	(46,866)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.10%	Receive	3-month LIBOR	3/06/17	USD	47,000	(93,691)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.10%	Receive	3-month LIBOR	3/16/17	USD	23,500	(50,247)
20-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Receive	6-month EURIBOR	6/08/22	EUR	43,500	(425,052)

Total									$(4,918,963)

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date		Notional Amount (000)	Unrealized Appreciation (Depreciation)

1.13%[1]	3-month LIBOR	7/06/16[2]	8/31/20	USD	39,000	$27,768
1.51%[1]	3-month LIBOR	N/A	1/14/21	USD	44,700	(814,898)
2.10%[1]	3-month LIBOR	N/A	1/21/26	USD	473	(19,031)
2.07%[1]	3-month LIBOR	6/30/16[2]	8/15/41	USD	21,730	229,221
1.31%[1]	6-month JPY LIBOR	N/A	12/08/45	JPY	2,469,990	(4,418,397)
1.50%[3]	6-month JPY LIBOR	N/A	12/30/45	JPY	2,469,990	4,843,908

Total						$(151,429)

[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Forward swap.
[3]	Fund pays the floating rate and receives the fixed rate.

OTC Total Return Swaps

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	0.74%[1]	Deutsche Bank AG	1/18/21	EUR	40,202	$(406,430)	—	$(406,430)
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	0.76%[1]	Deutsche Bank AG	1/18/21	EUR	40,202	(442,772)	—	(442,772)
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	1.16%[2]	Deutsche Bank AG	1/18/26	EUR	40,202	895,698	—	895,698
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	1.18%[2]	Deutsche Bank AG	1/18/26	EUR	40,202	997,568	—	997,568
Change in Return of the Consumer Price Index for All Urban Consumers	3-month LIBOR plus 0.68%[3]	Deutsche Bank AG	2/15/41	USD	15,000	(104,007)	$153,177	(257,184)
Total						$940,057	$153,177	$ 786,880

[1]	Fund pays the fixed rate and receives the total return of the reference entity.
[2]	Fund pays the total return of the reference entity and receives the fixed rate.
[3]	Fund pays the total return of the reference entity and receives the floating rate.

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Transactions in Options Written for the Period Ended March 31, 2016

	Calls
		Notional (000)
	Number of Contracts	AUD	CHF	EUR	GBP	NZD	USD	Premiums Received
Outstanding options, beginning of period	1,797	40,795	30,885	96,000	—	47,185	482,771	$10,726,226
Options written	4,911	169,425	—	252,845	75,760	123,475	467,600	7,078,994
Options exercised	—	—	—	(50,800)	—	—	(377,765)	(3,627,288)
Options expired	(3,338)	(40,795)	(30,885)	(51,690)	—	(89,940)	(289,880)	(3,656,828)
Options closed	(2,583)	(67,980)	—	(174,390)	(56,820)	—	(151,801)	(6,447,134)

Outstanding options, end of period	787	101,445	—	71,965	18,940	80,720	130,925	$4,073,970

	Puts
		Notional (000)
	Number of Contracts	AUD	CAD	EUR	GBP	NZD	USD	Premiums Received
Outstanding options, beginning of period	72	83,050	—	73,390	—	47,185	519,606	$16,274,786
Options written	1,656	74,310	224,685	197,225	66,265	83,115	427,265	10,487,580
Options exercised	—	—	—	(103,545)	—	—	(222,865)	(3,645,544)
Options expired	(240)	(123,020)	—	(93,680)	—	(89,940)	(119,930)	(3,694,945)
Options closed	(1,488)	—	(224,685)	(29,890)	(18,915)	—	(278,441)	(9,090,730)

Outstanding options, end of period	—	34,340	—	43,500	47,350	40,360	325,635	$10,331,147

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of period end, the fair values of derivative financial instruments were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$1,160,456	—	$1,160,456
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$3,161,604	—	—	3,161,604
Inflation rate caps	Unrealized appreciation, premiums paid	—	—	—	—	—	$1,080,931	1,080,931
Options purchased	Investments at value — unaffiliated[2]	—	—	—	5,205,985	8,283,989	—	13,489,974
	Unrealized appreciation on OTC
Swaps — OTC	swaps; Swap premiums paid	—	—	—	—	—	2,046,443	2,046,443
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	5,100,897	—	5,100,897

Total		—	—	—	$8,367,589	$14,545,342	$3,127,374	$26,040,305

Liabilities - Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$2,659,159	—	$2,659,159
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$15,706,544	—	—	15,706,544
	Unrealized depreciation,
Inflation rate caps	premiums received	—	—	—	—	—	$1,064,627	1,064,627
Options written	Options written at value	—	—	—	4,280,270	5,029,635	—	9,309,905
	Unrealized depreciation on OTC swaps;
Swaps — OTC	Swap premiums received	—	—	—	—	—	1,106,386	1,106,386
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	5,252,326	—	5,252,326

Total		—	—	—	$19,986,814	$12,941,120	$2,171,013	$35,098,947

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	27

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

For the six months ended March 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	—	—	—	—	$(10,015,846)	—	$(10,015,846)
Forward foreign currency exchange contracts	—	—	—	$8,840,399	—	—	8,840,399
Inflation rate floors	—	—	—	—	—	$(67,710)	(67,710)
Options purchased[1]	—	—	—	(8,335,201)	(11,201,966)	—	(19,537,167)
Options written	—	—	—	6,553,136	6,342,427	—	12,895,563
Swaps	—	—	—	—	(5,620,629)	(109,274)	(5,729,903)

Total	—	—	—	$7,058,334	$(20,496,014)	$(176,984)	$(13,614,664)

Net Change in Unrealized Appreciation (Depreciation) on:

Futures contracts	—	—	—	—	$743,511	—	$743,511
Forward foreign currency exchange contracts	—	—	—	$(17,517,502)	—	—	(17,517,502)
Inflation rate caps and floors	—	—	—	—	—	$36,729	36,729
Options purchased[2]	—	—	—	154,863	2,136,314	—	2,291,177
Options written	—	—	—	(1,937,004)	(492,606)	—	(2,429,610)
Swaps	—	—	—	—	895,553	(1,681,639)	(786,086)

Total	—	—	—	$(19,299,643)	$3,282,772	$(1,644,910)	$(17,661,781)

[1]	Options purchased are included in net realized gain (loss) from investments.
[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$498,106,725
Average notional value of contracts — short	$951,838,253
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$749,572,642
Average amounts sold — in USD	$256,893,178
Options:
Average value of option contracts purchased	$6,105,061
Average value of option contracts written	$4,006,290
Average notional value of swaption contracts purchased	$337,283,814
Average notional value of swaption contracts written	$510,924,314
Average value of inflation rate caps purchased	$47,649
Average value of inflation rate caps written	$10,676
Interest rate swaps:
Average notional value — pays fixed rate	$129,897,772
Average notional value — receives fixed rate	$68,763,272
Total return swaps:
Average notional value	$106,491,904

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:

Futures contracts	$610,201		$822,826
Forward foreign currency exchange contracts	3,161,604		15,706,544
Inflation rate caps	1,080,931		1,064,627
Options	13,489,974	[1]	9,309,905
Swaps — Centrally cleared	—		422,110
Swaps — OTC[2]	2,046,443		1,106,386

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$20,389,153		$28,432,398
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,015,482)		(1,355,608)

Total derivative assets and liabilities subject to an MNA	$19,373,671		$27,076,790

[1]	Includes options purchased at value which is included in Investments at value—unaffiliated in the Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.
[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$819,119	$(819,119)	—	—	—
BNP Paribas S.A.	676,711	(676,711)	—	—	—
Citibank N.A.	850,819	(406,558)	—	—	$444,261
Deutsche Bank AG	14,744,805	(7,861,452)	—	$ (3,910,000)	2,973,353
HSBC Bank PLC	575,413	(526,347)	—	—	49,066
JPMorgan Chase Bank N.A.	655,050	(186,146)	—	—	468,904
Morgan Stanley & Co. International PLC	240,048	(240,048)	—	—	—
Royal Bank of Scotland PLC	15,065	—	—	—	15,065
UBS AG	554,129	(554,129)	—	—	—
Westpac Banking Corp.	242,512	—	—	—	242,512

Total	$19,373,671	$(11,270,510)	—	$ (3,910,000)	$4,193,161

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$118,567	—	—	—	$118,567
Barclays Bank PLC	3,201,777	$(819,119)	—	—	2,382,658
BNP Paribas S.A.	1,039,339	(676,711)	—	—	362,628
Citibank N.A.	406,558	(406,558)	—	—	—
Commonwealth Bank of Australia	3,443	—	—	—	3,443
Deutsche Bank AG	7,861,452	(7,861,452)	—	—	—
Goldman Sachs International	1,187,974	—	—	—	1,187,974
HSBC Bank PLC	526,347	(526,347)	—	—	—
HSBC Bank USA N.A.	89,988	—	—	—	89,988
JPMorgan Chase Bank N.A.	186,146	(186,146)	—	—	—
Morgan Stanley & Co. International PLC	10,466,920	(240,048)	—	—	10,226,872
Standard Chartered Bank	1,416,224	—	—	—	1,416,224
State Street Bank and Trust Co.	3,259	—	—	—	3,259
UBS AG	568,796	(554,129)	—	—	14,667

Total	$27,076,790	$(11,270,510)	—	—	$15,806,280

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.
[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	29

Consolidated Schedule of Investments (concluded)	BlackRock Inflation Protected Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy.

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Foreign Government Obligations	—	$324,672,858	—	$324,672,858
Non-Agency Mortgage-Backed Securities	—	27,437,250	—	27,437,250
U.S. Government Sponsored Agency Securities	—	77,842	—	77,842
U.S. Treasury Obligations	—	2,639,121,781	—	2,639,121,781
Short-Term Securities	$865,666	—	—	865,666
Options Purchased:
Foreign Currency Exchange Contracts	—	5,205,985	—	5,205,985
Interest Rate Contracts	405,281	7,878,708	—	8,283,989

Total	$1,270,947	$3,004,394,424	—	$3,005,665,371

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$3,161,604	—	$3,161,604
Interest rate contracts	$1,160,456	5,100,897	—	6,261,353
Other contracts	—	2,903,147	—	2,903,147
Liabilities:
Foreign currency exchange contracts	—	(19,986,814)	—	(19,986,814)
Interest rate contracts	(2,769,831)	(10,171,289)	—	(12,941,120)
Other contracts	—	(1,156,363)	—	(1,156,363)

Total	$(1,609,375)	$(20,148,818)	—	$(21,758,193)

[1]    Derivative financial instruments are swaps, futures contracts, inflation indexed caps and floors, forward foreign currency exchange contracts and options written. Swaps, futures contracts, inflation indexed caps and floors, forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or fair value, including accrued interest for financial statement purposes. As of March 31, 2016, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$1,347,500	—	—	$1,347,500
Foreign currency at value	5,668,585	—	—	5,668,585
Cash pledged:
Cash pledged for futures contracts	5,781,820	—	—	5,781,820
Cash pledged for centrally cleared swaps	1,291,400	—	—	1,291,400
Liabilities:
Reverse repurchase agreements	—	$(389,223,511)	—	(389,223,511)
Cash received:
Collateral — OTC derivatives	—	(3,910,000)	—	(3,910,000)
Collateral — reverse repurchase agreements	—	(4,490,000)	—	(4,490,000)

Total	$14,089,305	$(397,623,511)	—	$(383,534,206)

During the six months ended March 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments March 31, 2016 (Unaudited)	BlackRock Investment Grade Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Scholar Funding Trust, Series 2011-A, Class A, 1.52%, 10/28/43 (a)(b)	USD	231	$220,620
SLM Private Credit Student Loan Trust, Series 2004-B, Class A2, 0.83%, 6/15/21 (b)		130	128,982
Total Asset-Backed Securities — 0.4%			349,602

Corporate Bonds
Aerospace & Defense — 1.3%
L-3 Communications Corp.:
3.95%, 11/15/16		16	16,209
1.50%, 5/28/17		159	158,455
Lockheed Martin Corp.:
3.10%, 1/15/23		25	25,930
3.55%, 1/15/26		35	37,074
4.07%, 12/15/42		225	227,345
4.70%, 5/15/46		25	27,953
Northrop Grumman Corp., 3.50%, 3/15/21		275	292,915
United Technologies Corp., 4.50%, 6/01/42		305	330,465

			1,116,346
Air Freight & Logistics — 0.1%
FedEx Corp., 3.25%, 4/01/26		65	66,703
Airlines — 1.8%
Air Canada Pass-Through Trust, Series 2015-1, Class A, 3.60%, 9/15/28 (a)		246	235,018
American Airlines Pass-Through Trust, Series 2013-1, Class A, 4.00%, 1/15/27		350	360,247
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 5/30/25 (a)		288	289,213
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 9/15/28 (a)		146	138,638
United Airlines Pass-Through Trust:
Series 2013-1, Class B, 5.38%, 2/15/23		194	199,156
Series 2014-1, Class B, 4.75%, 10/11/23		167	164,950
Virgin Australia Trust, Series 2013-1B, 6.00%, 4/23/22 (a)		112	113,009

			1,500,231
Auto Components — 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		50	49,750
4.88%, 3/15/19		137	131,520

			181,270
Automobiles — 0.5%
General Motors Co., 3.50%, 10/02/18		416	425,833
Banks — 9.7%
Bank of America Corp.:
6.05%, 5/16/16		225	226,551
6.50%, 8/01/16		300	305,339
5.42%, 3/15/17		500	517,085
6.00%, 9/01/17		970	1,025,144
3.95%, 4/21/25		225	223,865
4.45%, 3/03/26		750	772,642

Corporate Bonds		Par (000)	Value
Banks (continued)
Citigroup, Inc.:
1.85%, 11/24/17	USD	250	$250,565
2.50%, 7/29/19		575	582,728
4.60%, 3/09/26		125	128,167
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 3.95%, 11/09/22		313	320,627
HSBC Bank USA NA, 6.00%, 8/09/17		250	263,103
ING Bank NV:
1.80%, 3/16/18 (a)		255	255,743
2.05%, 8/17/18 (a)		200	200,958
Intesa Sanpaolo SpA, 5.71%, 1/15/26 (a)		200	194,100
JPMorgan Chase & Co.:
6.13%, 6/27/17		600	631,505
1.63%, 5/15/18		425	425,872
5.63%, 8/16/43		250	287,917
Lloyds Bank PLC, 2.00%, 8/17/18		240	240,704
Royal Bank of Scotland Group PLC:
6.00%, 12/19/23		270	273,456
4.80%, 4/05/26		250	250,827
Santander Bank NA, 2.00%, 1/12/18		250	247,865
Santander Holdings USA, Inc., 4.50%, 7/17/25		200	205,608
Wells Fargo & Co., 4.90%, 11/17/45		175	187,835
Wells Fargo Bank NA, 1.65%, 1/22/18		250	251,880

			8,270,086
Beverages — 1.2%
Anheuser-Busch InBev Finance, Inc.:
3.65%, 2/01/26		575	604,677
4.70%, 2/01/36		110	118,877
4.90%, 2/01/46		260	290,566

			1,014,120
Biotechnology — 1.8%
AbbVie, Inc.:
4.40%, 11/06/42		240	242,472
4.70%, 5/15/45		295	313,695
Amgen, Inc.:
5.85%, 6/01/17		375	394,755
5.38%, 5/15/43		163	185,626
4.40%, 5/01/45		110	112,274
Biogen, Inc., 3.63%, 9/15/22		160	169,231
Gilead Sciences, Inc., 4.75%, 3/01/46		85	93,040

			1,511,093
Capital Markets — 4.3%
Credit Suisse AG:
6.00%, 2/15/18		225	239,831
1.70%, 4/27/18		650	647,179
Goldman Sachs Group, Inc.:
5.63%, 1/15/17		225	232,124
2.38%, 1/22/18		375	379,824
4.25%, 10/21/25		50	50,839
6.75%, 10/01/37		100	119,444
5.15%, 5/22/45		155	157,462
4.75%, 10/21/45		76	79,437
Morgan Stanley:
5.55%, 4/27/17		480	500,486

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	31

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

Corporate Bonds		Par (000)	Value
Capital Markets (continued)
6.25%, 8/28/17	USD	225	$239,072
1.88%, 1/05/18		295	295,938
2.20%, 12/07/18		115	115,846
3.88%, 1/27/26		225	234,722
UBS Group Funding Jersey Ltd., 3.00%, 4/15/21 (a)		340	340,625

			3,632,829
Chemicals — 1.4%
CF Industries, Inc., 5.38%, 3/15/44		175	160,977
Eastman Chemical Co., 3.80%, 3/15/25		375	384,506
LYB International Finance BV, 4.88%, 3/15/44		100	99,705
LyondellBasell Industries NV, 5.00%, 4/15/19		300	320,506
Solvay Finance America LLC, 3.40%, 12/03/20 (a)		225	228,738

			1,194,432
Commercial Services & Supplies — 1.3%
Aviation Capital Group Corp., 3.88%, 9/27/16 (a)		1,075	1,080,375
Communications Equipment — 0.3%
Cisco Systems, Inc., 2.95%, 2/28/26		80	83,002
Harris Corp.:
2.00%, 4/27/18		137	136,752
3.83%, 4/27/25		50	51,495

			271,249
Consumer Finance — 3.6%
Ally Financial, Inc.:
3.25%, 2/13/18		175	173,250
8.00%, 11/01/31		114	131,670
Capital One Financial Corp., 4.20%, 10/29/25 Capital One N.A.:		105	106,313
1.65%, 2/05/18		250	248,199
2.35%, 8/17/18		255	256,313
2.40%, 9/05/19		250	249,302
Discover Bank, 3.10%, 6/04/20		257	258,884
Discover Financial Services, 3.85%, 11/21/22		356	352,568
Ford Motor Credit Co. LLC:
1.70%, 5/09/16		400	400,268
1.68%, 9/08/17		225	224,071
2.94%, 1/08/19		380	385,863
General Motors Financial Co., Inc.:
2.40%, 4/10/18		200	199,955
3.45%, 4/10/22		114	111,933

			3,098,589
Diversified Financial Services — 1.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.25%, 7/01/20		400	403,500
Berkshire Hathaway, Inc.:
2.20%, 3/15/21		25	25,531
2.75%, 3/15/23		125	127,481
General Electric Capital Corp., 5.88%, 1/14/38		125	162,863
Hyundai Capital America, 1.88%, 8/09/16 (a)		425	425,779
Shell International Finance BV, 4.38%, 5/11/45		300	300,862

			1,446,016
Diversified Telecommunication Services — 2.3%
AT&T Inc.:
2.45%, 6/30/20		90	91,199
5.15%, 3/15/42		200	201,590
4.75%, 5/15/46		334	325,803
Verizon Communications, Inc.:
3.65%, 9/14/18		325	341,921

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services (continued)
4.27%, 1/15/36	USD	450	$447,746
3.85%, 11/01/42		323	293,320
4.67%, 3/15/55		254	243,840

			1,945,419
Electric Utilities — 3.8%
American Transmission Systems, Inc., 5.25%, 1/15/22 (a)		100	111,194
Duke Energy Carolinas LLC, 6.10%, 6/01/37		249	316,179
Duke Energy Corp., 3.95%, 10/15/23		175	185,852
Duke Energy Progress, Inc., 4.15%, 12/01/44		80	84,013
Entergy Corp., 4.00%, 7/15/22		325	344,639
Entergy Louisiana LLC, 4.05%, 9/01/23		200	218,545
Exelon Corp., 2.85%, 6/15/20		65	66,332
Niagara Mohawk Power Corp., 4.88%, 8/15/19 (a)		249	272,237
Ohio Power Co., Series D, 6.60%, 3/01/33		229	290,893
Oncor Electric Delivery Co. LLC:
5.00%, 9/30/17		200	208,793
7.25%, 1/15/33		30	40,013
7.50%, 9/01/38		100	137,646
PacifiCorp, 3.35%, 7/01/25		240	253,050
Puget Energy, Inc.:
6.00%, 9/01/21		175	199,538
5.63%, 7/15/22		275	307,962
Toledo Edison Co.:
7.25%, 5/01/20		54	62,744
6.15%, 5/15/37		40	46,319
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (a)		90	92,980

			3,238,929
Energy Equipment & Services — 0.2%
Halliburton Co.:
2.70%, 11/15/20		35	35,533
3.38%, 11/15/22		65	66,148
3.80%, 11/15/25		80	80,124

			181,805
Food & Staples Retailing — 0.7%
CVS Health Corp., 5.13%, 7/20/45		233	269,842
CVS Pass-Through Trust, 8.35%, 7/10/31 (a)		170	214,672
Walgreens Boots Alliance, Inc., 3.80%, 11/18/24		125	128,625

			613,139
Health Care Equipment & Supplies — 1.1%
Boston Scientific Corp., 2.85%, 5/15/20		70	71,092
Medtronic, Inc.:
4.38%, 3/15/35		325	351,854
4.63%, 3/15/45		370	414,111
St. Jude Medical, Inc., 3.88%, 9/15/25		40	41,667
Stryker Corp., 3.50%, 3/15/26		55	56,998

			935,722
Health Care Providers & Services — 1.6%
Acadia Healthcare Co., Inc., 5.63%, 2/15/23		200	203,000
Anthem, Inc.: 4.65%, 1/15/43		175	173,333
5.10%, 1/15/44		50	52,734
4.65%, 8/15/44		100	99,362
HCA, Inc., 3.75%, 3/15/19		350	358,540
UnitedHealth Group, Inc.:
2.88%, 3/15/23		50	51,332
3.10%, 3/15/26		60	61,379
4.38%, 3/15/42		65	69,890

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
4.25%, 3/15/43	USD	85	$89,577
4.75%, 7/15/45		155	177,737

			1,336,884
Hotels, Restaurants & Leisure — 0.2%
McDonald’s Corp.:
3.70%, 1/30/26		75	79,436
4.70%, 12/09/35		125	134,325

			213,761
Household Durables — 0.3%
Newell Rubbermaid, Inc.:
3.85%, 4/01/23		155	160,752
4.20%, 4/01/26		85	88,914

			249,666
Insurance — 1.1%
American International Group, Inc.:
3.30%, 3/01/21		110	112,463
3.90%, 4/01/26		380	381,185
Marsh & McLennan Cos., Inc.:
3.30%, 3/14/23		40	40,792
3.75%, 3/14/26		200	204,753
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (a)		163	209,817

			949,010
Internet & Catalog Retail — 0.4%
Amazon.com, Inc., 3.80%, 12/05/24		284	311,161
IT Services — 1.3%
Fidelity National Information Services, Inc.:
3.63%, 10/15/20		150	155,029
5.00%, 10/15/25		500	539,933
Total System Services, Inc., 3.80%, 4/01/21		95	97,698
Visa, Inc.:
2.80%, 12/14/22		115	119,930
3.15%, 12/14/25		155	161,801

			1,074,391
Life Sciences Tools & Services — 0.6%
Thermo Fisher Scientific, Inc., 2.40%, 2/01/19		500	505,897
Media — 3.6%
21st Century Fox America, Inc., 6.40%, 12/15/35		150	183,530
CCO Safari II LLC:
3.58%, 7/23/20 (a)		485	495,591
4.46%, 7/23/22 (a)		210	219,506
4.91%, 7/23/25 (a)		155	163,496
6.38%, 10/23/35 (a)		34	37,535
6.48%, 10/23/45 (a)		461	512,967
6.83%, 10/23/55 (a)		37	39,929
Comcast Corp., 6.95%, 8/15/37		99	139,022
Cox Communications, Inc., 6.95%, 6/01/38 (a)		211	213,088
Discovery Communications LLC:
3.25%, 4/01/23		310	295,468
4.88%, 4/01/43		250	219,739
Interpublic Group of Cos., Inc., 2.25%, 11/15/17		175	175,017
NBCUniversal Media LLC, 4.45%, 1/15/43		130	140,018
Sky PLC, 3.75%, 9/16/24 (a)		200	206,401
Time Warner Cable, Inc., 4.50%, 9/15/42		37	32,845

			3,074,152
Metals & Mining — 0.3%
Rio Tinto Finance USA Ltd.:
9.00%, 5/01/19		121	143,184

Corporate Bonds		Par (000)	Value
Metals & Mining (continued)
7.13%, 7/15/28	USD	100	$117,982
Southern Copper Corp., 5.88%, 4/23/45		50	44,324

			305,490
Multi-Utilities — 0.7%
Berkshire Hathaway Energy Co., 5.95%, 5/15/37		300	360,557
Dominion Gas Holdings LLC, 4.60%, 12/15/44		125	122,773
Pacific Gas & Electric Co., 4.75%, 2/15/44		75	85,357

			568,687
Oil, Gas & Consumable Fuels — 8.0%
ConocoPhillips Co.:
2.88%, 11/15/21		217	212,841
3.35%, 11/15/24		28	27,049
4.95%, 3/15/26		280	292,304
Continental Resources, Inc., 5.00%, 9/15/22		250	215,469
Devon Energy Corp.:
3.25%, 5/15/22		57	47,993
5.85%, 12/15/25		46	44,401
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22		420	479,160
Energy Transfer Partners LP:
9.00%, 4/15/19		150	160,044
4.75%, 1/15/26		10	9,088
6.50%, 2/01/42		100	90,786
5.15%, 3/15/45		280	217,660
6.13%, 12/15/45		100	89,756
Enterprise Products Operating LLC:
6.45%, 9/01/40		106	115,186
4.90%, 5/15/46		300	288,357
Kinder Morgan Energy Partners LP:
6.00%, 2/01/17		300	308,867
6.50%, 4/01/20		304	323,802
6.38%, 3/01/41		257	243,625
Kinder Morgan, Inc., 2.00%, 12/01/17		25	24,732
Marathon Petroleum Corp.:
2.70%, 12/14/18		200	199,765
4.75%, 9/15/44		134	107,235
Noble Energy, Inc., 5.25%, 11/15/43		150	129,178
Petroleos Mexicanos, 6.38%, 2/04/21 (a)		143	152,509
Phillips 66, 4.88%, 11/15/44		135	135,246
Pioneer Natural Resources Co.:
5.88%, 7/15/16		320	323,224
3.45%, 1/15/21		60	59,684
Plains All American Pipeline LP/PAA Finance Corp.:
2.60%, 12/15/19		200	189,369
4.65%, 10/15/25		250	231,129
4.90%, 2/15/45		125	96,261
Regency Energy Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22		240	225,547
Sabine Pass Liquefaction LLC:
5.75%, 5/15/24		155	148,025
5.63%, 3/01/25		120	114,450
Sabine Pass LNG LP, 7.50%, 11/30/16		200	205,800
Tennessee Gas Pipeline Co. LLC,
7.00%, 10/15/28		9	9,451
TransCanada PipeLines Ltd.:
4.88%, 1/15/26		240	253,500
7.63%, 1/15/39		50	60,084
Valero Energy Corp., 6.63%, 6/15/37		110	119,313
Western Gas Partners LP, 2.60%, 8/15/18		425	403,881
Williams Partners LP, 3.90%, 1/15/25		478	386,476

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	33

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Williams Partners LP/Williams Partners Finance Corp., 7.25%, 2/01/17	USD	100	$102,483

			6,843,730
Pharmaceuticals — 3.8%
Actavis Funding SCS:
2.35%, 3/12/18		225	227,658
3.45%, 3/15/22		415	430,835
4.55%, 3/15/35		115	118,486
4.85%, 6/15/44		260	276,884
4.75%, 3/15/45		28	29,448
Forest Laboratories LLC, 4.38%, 2/01/19 (a)		410	435,020
Johnson & Johnson:
2.05%, 3/01/23		70	70,299
2.45%, 3/01/26		120	120,440
3.55%, 3/01/36		125	129,975
Mylan, Inc., 2.60%, 6/24/18		375	375,139
Perrigo Finance PLC, 3.90%, 12/15/24		250	248,703
Pfizer, Inc., 5.20%, 8/12/20		175	200,612
Valeant Pharmaceuticals International, Inc.,
6.75%, 8/15/18 (a)		214	194,205
Zoetis, Inc., 1.88%, 2/01/18		425	424,597

			3,282,301
Real Estate Investment Trusts (REITs) — 1.8%
American Tower Corp.:
4.50%, 1/15/18		604	629,367
5.90%, 11/01/21		146	166,774
3.50%, 1/31/23		150	151,422
AvalonBay Communities, Inc., 3.45%, 6/01/25		115	117,849
CC Holdings GS V LLC/Crown Castle GS III Corp., 2.38%, 12/15/17		231	232,969
WEA Finance LLC/Westfield UK & Europe Finance PLC, 2.70%, 9/17/19 (a)		200	201,359

			1,499,740
Road & Rail — 0.4%
Burlington Northern Santa Fe LLC:
4.90%, 4/01/44		75	85,561
4.15%, 4/01/45		40	41,043
Penske Truck Leasing Co. LP/PTL Finance Corp.,
3.38%, 3/15/18 (a)		196	200,052

			326,656
Software — 0.4%
Microsoft Corp.:
3.50%, 11/15/42		175	168,658
4.45%, 11/03/45		160	177,467

			346,125
Specialty Retail — 0.3%
QVC, Inc., 4.38%, 3/15/23		291	284,573
Technology Hardware, Storage & Peripherals — 2.1%
Apple Inc.:
0.92%, 5/06/19 (b)		200	198,948
2.25%, 2/23/21		400	407,529
2.85%, 2/23/23		380	393,892
3.25%, 2/23/26		275	287,118
4.38%, 5/13/45		150	157,061
Seagate HDD Cayman, 3.75%, 11/15/18		325	323,574

			1,768,122
Tobacco — 2.0%
Altria Group, Inc.:
4.75%, 5/05/21		150	170,125
10.20%, 2/06/39		105	192,344
5.38%, 1/31/44		168	205,264

Corporate Bonds		Par (000)	Value
Tobacco (continued)
Imperial Tobacco Finance PLC, 2.05%, 2/11/18 (a)	USD	300	$300,862
Philip Morris International, Inc., 4.50%, 3/20/42		325	349,380
Reynolds American, Inc.:
4.00%, 6/12/22		85	92,370
4.85%, 9/15/23		60	67,781
7.00%, 8/04/41		173	204,707
5.85%, 8/15/45		100	122,116

			1,704,949
Wireless Telecommunication Services — 2.0%
Alltel Corp., 7.88%, 7/01/32		314	417,298
America Movil SAB de CV, 6.13%, 11/15/37		200	232,167
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)		604	666,415
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		175	183,313
Vodafone Group PLC:
2.50%, 9/26/22		125	122,125
4.38%, 2/19/43		64	57,696

			1,679,014
Total Corporate Bonds — 68.2%			58,048,495

Foreign Agency Obligations
China — 0.4%
CNOOC Finance 2015 Australia Property Ltd., 2.63%, 5/05/20		350	350,299
Mexico — 0.8%
Petroleos Mexicanos:
3.50%, 7/18/18		462	468,237
6.50%, 6/02/41		214	201,481

			669,718
Total Foreign Agency Obligations — 1.2%			1,020,017

Foreign Government Obligations
Colombia — 0.2%
Republic of Colombia, 5.63%, 2/26/44		200	199,000
Indonesia — 0.4%
Republic of Indonesia, 4.75%, 1/08/26		300	314,732
Mexico — 0.6%
United Mexican States:
4.75%, 3/08/44		173	172,567
5.55%, 1/21/45		50	55,375
5.75%, 10/12/2110		294	297,675

			525,617
Paraguay — 0.2%
Republic of Paraguay, 5.00%, 4/15/26		200	201,000
Peru — 0.1%
Republic of Peru, 5.63%, 11/18/50		37	41,625
Poland — 0.2%
Republic of Poland, 3.25%, 4/06/26		180	179,685

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

Foreign Government Obligations		Par (000)	Value
Uruguay — 0.1%
Republic of Uruguay, 5.10%, 6/18/50	USD	75	$69,750
Total Foreign Government Obligations — 1.8%			1,531,409

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.1%
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A1A, 5.42%, 2/12/44 (b)		96	97,887

Preferred Securities

Capital Trusts
Banks — 1.7%
Bank of America Corp.:
Series AA, 6.10% (b)(c)		255	251,175
Series DD, 6.30% (b)(c)		55	56,650
Series K, 8.00% (b)(c)		55	53,831
BNP Paribas SA, 7.63%, 3/30/26 (a)(b)(c)		225	226,237
Citigroup, Inc., Series P, 5.95% (b)(c)		132	127,050
JPMorgan Chase & Co., Series S, 6.75% (b)(c)		375	411,750
Wells Fargo & Co., 7.98%, 3/29/49 (b)(c)		300	310,470

			1,437,163
Capital Markets — 0.3%
Goldman Sachs Group, Inc., Series M, 5.38% (b)(c)		135	130,599
State Street Capital Trust IV, 1.63%, 6/01/77 (b)		200	146,170

			276,769
Consumer Finance — 0.5%
Capital One Financial Corp., Series E, 5.55% (b)(c)		425	425,000
Industrial Conglomerates — 0.6%
General Electric Co., Series D, 5.00% (b)(c)		473	487,190
Insurance — 0.6%
Allstate Corp., 5.75%, 8/15/53 (b)		325	330,281
MetLife, Inc., 6.40%, 12/15/66		165	170,445
Reinsurance Group of America, Inc., 3.30%, 12/15/65 (b)		27	19,440

			520,166
Media — 1.0%
NBCUniversal Enterprise, Inc., 5.25% (a)(c)		853	878,590
Oil, Gas & Consumable Fuels — 0.1%
TransCanada Trust, 5.63%, 5/20/75 (b)		98	86,304
Total Capital Trusts — 4.8%			4,111,182

Preferred Stocks		Shares	Value
Banks — 0.7%
Citigroup, Inc., 6.88% (c)		7,880	$215,597
Wells Fargo & Co., 5.85% (c)		14,541	383,301

			598,898
Capital Markets — 0.6%
Goldman Sachs Group, Inc., 5.50% (c)		10,233	255,825
State Street Corp., 5.90% (c)		9,095	248,384

			504,209
Total Preferred Stocks — 1.3%			1,103,107
Total Preferred Securities — 6.1%			5,214,289

Taxable Municipal Bonds		Par (000)
Dallas/Fort Worth International Airport RB, Series A, 5.00%, 11/01/43	USD	75	81,746
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB, 5.00%, 10/01/53		35	38,013
Miami-Dade County Educational Facilities Authority RB, 5.07%, 4/01/50		90	99,859
New Jersey Economic Development Authority RB, 5.38%, 1/01/43		125	139,345
New Jersey Transportation Trust Fund Authority RB, Series AA, 5.00%, 6/15/33		200	211,334
State of California GO, 7.55%, 4/01/39		250	381,843
Total Taxable Municipal Bonds — 1.1%			952,140

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 1.4%
Fannie Mae, Series 2011-52, Class KB, 5.50%, 6/25/41		639	761,863
Freddie Mac, Series 3859, Class JB, 5.00%, 5/15/41		383	425,228

			1,187,091
Mortgage-Backed Securities — 0.3%
Fannie Mae Mortgage-Backed Securities:
2.41%, 2/01/35 (b)		147	154,169
2.76%, 1/01/35 (b)		31	33,137
7.00%, 1/01/31		1	1,122
Freddie Mac Mortgage-Backed Securities,
7.00%, 12/01/29-4/01/32		4	4,612
Ginnie Mae Mortgage-Backed Securities:
1.75%, 5/20/34 (b)		34	35,455
5.50%, 4/15/33-8/15/33		8	9,578
7.00%, 9/15/31-5/15/32		9	10,507

			248,580
Total U.S. Government Sponsored Agency Securities — 1.7%			1,435,671

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	35

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

U.S. Treasury Obligations	Par (000)		Value
U.S. Treasury Bonds:
3.13%, 8/15/44	USD 185		$204,656
3.00%, 11/15/44-11/15/45	3,700		3,994,334
U.S. Treasury Notes:
1.75%, 9/30/19	6,202		6,362,904
1.63%, 12/31/19	100		102,117
1.38%, 1/31/21	66		66,474
2.25%, 11/15/24	—(d	)	209
Total U.S. Treasury Obligations — 12.6%			10,730,694
Total Long-Term Investments (Cost — $ 77,856,230) — 93.2%			79,380,204

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (e)(f)	5,983,932		5,983,932
Total Short-Term Securities (Cost — $ 5,983,932) — 7.0%			5,983,932

Options Purchased	Value
(Cost — $72,783) — 0.0%	$48,425
Total Investments Before Options Written (Cost — $83,912,945) — 100.2%	85,412,561

Options Written
(Premiums Received — $179,045) — (0.2)%	(177,660)
Total Investments Net of Options Written — 100.0%	85,234,901
Liabilities in Excess of Other Assets — 0.0%	(30,202)

Net Assets — 100.0%	$85,204,699

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Perpetual security with no stated maturity date.

(d)	Amount is less than $500.

(e)	During the six months ended March 31, 2016, investments in issuers considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2015	Net Activity	Shares Held at March 31, 2016	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	1,454,585	4,529,347	5,983,932	$8,424	$130

(f)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(9)	U.S. Treasury Bonds (30 Year)	June 2016	USD	1,479,938	$1,423
48	U.S. Treasury Notes (10 Year)	June 2016	USD	6,258,750	4,952
(25)	U.S. Treasury Notes (2 Year)	June 2016	USD	5,468,750	726
155	U.S. Treasury Notes (5 Year)	June 2016	USD	18,780,429	28,571
4	U.S. Ultra Treasury Bonds	June 2016	USD	690,125	(7,710)
Total					$27,962

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

OTC Credit Default Swaptions Purchased

Description	Counterparty	Put/ Call	Strike Price		Pay/Receive Floating Rate Index	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
Bought protection on 5-Year Credit Default Swaps	Citibank N.A.	Put	USD	95.00	Receive	CDX.NA.IG Series 26 Version 1	7/20/16	USD	17,000	$48,187

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
30-Year Interest Rate Swap	Deutsche Bank AG	Put	3.05%	Pay	3-Month LIBOR	6/09/16	USD	1,750	$238

OTC Credit Default Swaptions Written

Description	Counterparty	Put/ Call	Strike Price		Pay/Receive Floating Rate Index	Floating Rate Index	Rating	Expiration Date	Notional Amount (000)		Value
Bought protection on 5-Year Credit Default Swaps	Citibank N.A.	Put	USD	115.00	Pay	CDX.NA.IG Series 26 Version 1	BBB+	7/20/16	USD	17,000	$(26,337)

OTC Interest Rate Swaptions Written

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
	Bank of America
2-Year Interest Rate Swap	N.A.	Call	1.55%	Pay	3-Month LIBOR	3/15/18	USD	4,280	$(49,403)
	Bank of America
2-Year Interest Rate Swap	N.A.	Call	1.47%	Pay	3-Month LIBOR	3/19/18	USD	4,280	(45,622)
	Bank of America
2-Year Interest Rate Swap	N.A.	Put	1.55%	Receive	3-Month LIBOR	3/15/18	USD	4,280	(26,633)
	Bank of America
2-Year Interest Rate Swap	N.A.	Put	1.47%	Receive	3-Month LIBOR	3/19/18	USD	4,280	(29,665)
Total									$(151,323)

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Depreciation
1.23%[1]	3-month LIBOR	7/06/16[2]	8/31/20	USD	4,070	$(13,688)
1.18%[1]	3-month LIBOR	7/06/16[2]	8/31/20	USD	2,230	(2,951)
1.21%[1]	3-month LIBOR	7/06/16[2]	8/31/20	USD	2,030	(5,171)
2.38%[1]	3-month LIBOR	N/A	5/14/25	USD	700	(52,967)
2.27%[1]	3-month LIBOR	N/A	5/26/25	USD	400	(26,675)
Total						$(101,452)

[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Forward swap.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	37

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

OTC Credit Default Swaps - Buy Protection

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Cigna Corp.	1.00%	Citibank N.A.	9/20/17	USD	675	$(9,628)	$(455)	$(9,173)
General Dynamics Corp.	1.00%	Credit Suisse International	9/20/17	USD	955	(13,544)	(6,963)	(6,581)
Lockheed Martin Corp.	1.00%	Credit Suisse International	9/20/17	USD	955	(13,424)	(2,403)	(11,021)
Northrop Grumman Corp.	1.00%	Credit Suisse International	9/20/17	USD	805	(11,445)	(5,398)	(6,047)
Raytheon Co.	1.00%	Credit Suisse International	9/20/17	USD	805	(11,486)	(5,751)	(5,735)
Cardinal Health, Inc.	1.00%	Barclays Bank PLC	12/20/18	USD	2,000	(49,621)	(32,243)	(17,378)
International Business Machines Corp.	1.00%	Citibank N.A.	12/20/18	USD	2,000	(43,195)	(32,243)	(10,952)
Microsoft Corp.	1.00%	Credit Suisse International	12/20/18	USD	2,000	(46,433)	(31,138)	(15,295)
Abbott Laboratories	1.00%	JPMorgan Chase Bank N.A.	12/20/18	USD	2,000	(45,303)	(37,151)	(8,152)
Pitney Bowes, Inc.	1.00%	Credit Suisse International	3/20/19	USD	750	(7,639)	3,999	(11,638)
Citigroup, Inc.	1.00%	Deutsche Bank AG	3/20/19	USD	800	(7,891)	(1,980)	(5,911)
Viacom, Inc.	1.00%	Bank of America N.A.	6/20/21	USD	165	7,263	9,669	(2,406)
Lowes Corp.	1.00%	Citibank N.A.	6/20/21	USD	400	(12,702)	(12,309)	(393)
Prudential Financial, Inc.	1.00%	Citibank N.A.	6/20/21	USD	80	1,411	1,209	202
Prudential Financial, Inc.	1.00%	Citibank N.A.	6/20/21	USD	45	793	770	23
Time Warner, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	225	(3,451)	(3,013)	(438)
Viacom, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	170	7,482	8,579	(1,097)
Western Union Co.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	500	12,747	14,401	(1,654)
Halliburton Co.	1.00%	Morgan Stanley Capital Services LLC	6/20/21	USD	400	3,761	22	3,739

Total						$(242,305)	$(132,398)	$(109,907)

     OTC Credit Default Swaps — Sell Protection

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation

Comcast Corp.	1.00%	Credit Suisse International	9/20/17	A-	USD	975	$13,518	$1,207	$12,311
WellPoint, Inc.	1.00%	Citibank N.A.	9/20/17	NR	USD	675	8,074	(1,907)	9,981
Bank of America Corp.	1.00%	Deutsche Bank AG	3/20/19	BBB+	USD	800	7,360	3,571	3,789
Devon Energy Corp.	1.00%	Morgan Stanley Capital Services LLC	6/20/21	BBB	USD	46	(8,732)	(8,847)	115

Total							$20,220	$(5,976)	$26,196

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Transactions in Options Written for the Period Ended March 31, 2016

	Calls		Puts

	Notional (000)			Notional (000)
	USD	Premiums Received	Contracts	USD	Premiums Received

Outstanding options, beginning of period	—	—	156	—	$48,747
Options written	8,560	$76,773	—	25,560	102,272
Options expired	—	—	(156)	—	(48,747)

Outstanding options, end of period	8,560	$76,773	—	25,560	$102,272

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of period end, the fair values of derivative financial instruments were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$35,672	—	$35,672
Options purchased	Investments at value — unaffiliated[2]	—	$48,187	—	—	238	—	48,425
	Unrealized appreciation on OTC
Swaps — OTC	swaps; Swap premiums paid	—	73,587	—	—	—	—	73,587

Total		—	$121,774	—	—	$35,910	—	$157,684

Liabilities - Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$7,710	—	$7,710
Options written	Options written at value	—	$26,337	—	—	151,323	—	177,660
	Unrealized depreciation on OTC swaps;
Swaps — OTC	Swap premiums received	—	295,672	—	—	—	—	295,672
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	101,452	—	101,452

Total		—	$322,009	—	—	$260,485	—	$582,494

[1]    Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]    Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended March 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$438,572	—	$438,572
Options purchased[1]	—	—	—	—	(131,370)	—	(131,370)
Options written	—	—	—	—	48,747	—	48,747
Swaps	—	$(5,117)	—	—	(158,798)	—	(163,915)

Total	—	$(5,117)	—	—	$197,151	—	$192,034

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(72,001)	—	$(72,001)
Options purchased[2]	—	$(1,963)	—	—	93,904	—	91,941
Options written	—	(837)	—	—	(45,550)	—	(46,387)
Swaps	—	(5,160)	—	—	(13,347)	—	(18,507)

Total	—	$(7,960)	—	—	$(36,994)	—	$(44,954)

[1] Options purchased are included in net realized gain (loss) from investments. [2] Options purchased are included in net change in unrealized appreciation/depreciation on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$25,478,348
Average notional value of contracts — short	$7,445,025
Options:
Average notional value of swaption contracts purchased	$10,250,000
Average notional value of swaption contracts written	$17,060,000
Credit default swaps:
Average notional value — buy protection	$18,198,000
Average notional value — sell protection	$3,063,000
Interest rate swaps:
Average notional value — pays fixed rate	$9,575,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	39

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$50,618		$10,941
Options	48,425	[1]	177,660
Swaps — Centrally cleared	—		17,793
Swaps — OTC[2]	73,587		295,672

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$172,630		$502,066
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(50,618)		(28,734)

Total derivative assets and liabilities subject to an MNA	$122,012		$473,332

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Bank of America N.A.	$9,669	$(9,669)	—	—	—
Citibank N.A.	60,372	(60,372)	—	—	—
Credit Suisse International	17,517	(17,517)	—	—	—
Deutsche Bank AG	7,598	(7,598)	—	—	—
JPMorgan Chase Bank N.A.	22,980	(22,980)	—	—	—
Morgan Stanley Capital Services LLC	3,876	(3,876)	—	—	—

Total	$122,012	$(122,012)	—	—	—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$153,729	$(9,669)	—	—	$144,060
Barclays Bank PLC	49,621	—	—	—	49,621
Citibank N.A.	93,769	(60,372)	—	—	33,397
Credit Suisse International	107,970	(17,517)	—	—	90,453
Deutsche Bank AG	7,891	(7,598)	—	—	293
JPMorgan Chase Bank N.A.	51,505	(22,980)	—	—	28,525
Morgan Stanley Capital Services LLC	8,847	(3,876)	—	—	4,971

Total	$473,332	$(122,012)	—	—	$351,320

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy.

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$349,602	—	$349,602
Corporate Bonds	—	58,048,495	—	58,048,495
Foreign Agency Obligations	—	1,020,017	—	1,020,017
Foreign Government Obligations	—	1,531,409	—	1,531,409
Non-Agency Mortgage-Backed Securities	—	97,887	—	97,887

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (concluded)	BlackRock Investment Grade Bond Portfolio

	Level 1	Level 2	Level 3	Total

Preferred Securities	$1,103,107	$4,111,182	—	$5,214,289
Taxable Municipal Bonds	—	952,140	—	952,140
U.S. Government Sponsored Agency Securities	—	1,435,671	—	1,435,671
U.S. Treasury Obligations	—	10,730,694	—	10,730,694
Short-Term Securities	5,983,932	—	—	5,983,932
Options Purchased:
Credit Contracts	—	48,187	—	48,187
Interest Rate Contracts	—	238	—	238

Total	$ 7,087,039	$78,325,522	—	$85,412,561

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$30,160	—	$30,160
Interest rate contracts	$35,672	—	—	35,672
Liabilities:
Credit contracts	—	(140,208)	—	(140,208)
Interest rate contracts	(7,710)	(252,775)	—	(260,485)

Total	$27,962	$(362,823)	—	$(334,861)

[1]    Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$13,836	—	—	$13,836
Cash pledged:
Futures contracts	163,390	—	—	163,390
Centrally cleared swaps	140,190	—	—	140,190

Total	$317,416	—	—	$317,416

During the six months ended March 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	41

Schedule of Investments March 31, 2016 (Unaudited)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)(b)		Par (000)	Value
ALM VII R Ltd., Series 2013-7RA, Class C, 4.07%, 4/24/24 (a)(b)	USD	250	$228,367
Sound Point CLO III Ltd., Series 2013-2A, Class D, 4.52%, 7/15/25 (a)(b)		250	224,987
Total Asset-Backed Securities — 0.1%			453,354

Common Stocks		Shares
Hotels, Restaurants & Leisure — 0.1%
Amaya, Inc. (c)		11,561	154,888
Real Estate Investment Trusts (REITs) — 0.0%
Ovation Acquisition I, LLC (Acquired 12/28/15,cost $593) (c)(d)		593	593
Total Common Stocks — 0.1%			155,481

Corporate Bonds
Aerospace & Defense — 0.1%
Bombardier, Inc., 7.50%, 3/15/25 (a)	USD	64	48,640
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (a)		87	91,350
KLX, Inc., 5.88%, 12/01/22 (a)		114	113,430

			253,420
Air Freight & Logistics — 0.1%
XPO Logistics, Inc., 6.50%, 6/15/22 (a)		394	382,673
Airlines — 0.4%
Air Canada Pass-Through Trust, Series 2013-1, Class C, 6.63%, 5/15/18 (a)		109	108,046
American Airlines Group, Inc., 4.63%, 3/01/20 (a)		121	118,580
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (a)		558	568,752
Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18		190	199,737
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 5/15/23		299	308,589

			1,303,704
Auto Components — 0.3%
Goodyear Tire & Rubber Co., 6.50%, 3/01/21		270	284,175
Schaeffler Finance BV:
4.25%, 5/15/21 (a)		240	244,200
4.75%, 5/15/21 (a)		560	574,000

			1,102,375
Building Products — 0.5%
Masonite International Corp., 5.63%, 3/15/23 (a)		129	134,805
Ply Gem Industries, Inc., 6.50%, 2/01/22		25	24,875
Standard Industries, Inc.:
5.13%, 2/15/21 (a)		135	138,206
5.50%, 2/15/23 (a)		222	226,995
6.00%, 10/15/25 (a)		535	565,763
USG Corp.:
9.75%, 1/15/18		120	134,220
5.88%, 11/01/21 (a)		493	515,185

			1,740,049
Capital Markets — 0.1%
American Capital, Ltd., 6.50%, 9/15/18 (a)		195	197,925

Corporate Bonds		Par (000)	Value
Chemicals — 0.3%
Chemours Co.:
6.63%, 5/15/23 (a)	USD	119	$96,985
7.00%, 5/15/25 (a)		235	188,000
Huntsman International LLC, 5.13%, 11/15/22 (a)		876	849,720
Platform Specialty Products Corp.:
10.38%, 5/01/21 (a)		51	49,343
6.50%, 2/01/22 (a)		20	16,838

			1,200,886
Commercial Services & Supplies — 0.2%
Acosta, Inc., 7.75%, 10/01/22 (a)		225	208,687
Laureate Education, Inc., 9.25%, 9/01/19 (a)		76	55,860
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		505	506,263

			770,810
Communications Equipment — 0.2%
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (a)		265	267,484
CommScope, Inc.:
4.38%, 6/15/20 (a)		334	343,185
5.50%, 6/15/24 (a)		31	31,310
Hughes Satellite Systems Corp., 6.50%, 6/15/19		44	48,455
Plantronics, Inc., 5.50%, 5/31/23 (a)		108	106,110

			796,544
Construction & Engineering — 0.1%
Modular Space Corp., 10.25%, 1/31/19 (a)		556	308,580
Consumer Finance — 0.0%
Navient Corp.:
5.50%, 1/25/23		20	17,000
6.13%, 3/25/24		20	17,200
5.88%, 10/25/24		35	29,663

			63,863
Containers & Packaging — 1.1%
Ardagh Packaging Finance PLC, 9.13%, 10/15/20 (a)		600	621,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.25%, 1/31/19 (a)		200	197,875
3.63%, 12/15/19 (a)(b)		915	901,275
4.25%, 1/15/22	EUR	100	115,213
Ball Corp., 4.38%, 12/15/20	USD	218	226,856
Reynolds Group Issuer, Inc., 5.75%, 10/15/20		1,613	1,655,341
Sealed Air Corp., 5.50%, 9/15/25 (a)		130	136,337

			3,853,897
Diversified Financial Services — 0.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
4.63%, 10/30/20		265	271,625
5.00%, 10/01/21		150	155,250
4.63%, 7/01/22		150	153,000
Altice Financing SA, 6.50%, 1/15/22 (a)		450	457,875
Altice U.S. Finance SA, 7.75%, 7/15/25 (a)		320	312,800
MSCI, Inc., 5.75%, 8/15/25 (a)		221	232,603
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (a)		829	833,145
Virgin Media Secured Finance PLC, 5.38%, 4/15/21 (a)		936	975,780

			3,392,078

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services — 1.1%
Frontier Communications Corp.:
7.13%, 1/15/23	USD	30	$26,550
7.63%, 4/15/24		90	79,875
6.88%, 1/15/25		484	408,677
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		43	27,735
5.50%, 8/01/23		62	37,355
8.00%, 2/15/24 (a)		662	681,860
Level 3 Financing, Inc.:
4.10%, 1/15/18 (b)		126	126,473
6.13%, 1/15/21		358	375,005
5.13%, 5/01/23		387	391,354
5.38%, 1/15/24 (a)		231	233,887
Telecom Italia Capital SA, 7.20%, 7/18/36		130	132,600
Zayo Group LLC/Zayo Capital, Inc.:
10.13%, 7/01/20		600	642,000
6.00%, 4/01/23		471	470,115
6.38%, 5/15/25		300	293,280

			3,926,766
Electric Utilities — 0.0%
Homer City Generation LP, 8.14% (8.14% Cash or 8.64% PIK), 10/01/19 (e)		53	31,602
Texas Competitive Electric Holdings Co.
LLC/TCEH Finance, Inc.:
10.50% (10.50% Cash or 11.25% PIK), 11/01/16 (c)(e)(f)		18	540
Series A, 10.25%, 11/01/15 (c)(f)		27	878

			33,020
Electrical Equipment — 0.2%
Sensata Technologies BV, 5.00%, 10/01/25 (a)		341	343,557
Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26 (a)		325	346,125

			689,682
Electronic Equipment, Instruments & Components — 0.0%
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22		95	100,403
5.00%, 9/01/23		43	43,430

			143,833
Energy Equipment & Services — 0.3%
Transocean, Inc.:
3.00%, 10/15/17		174	165,300
6.00%, 3/15/18		230	216,200
6.50%, 11/15/20		82	57,400
Weatherford International LLC:
6.35%, 6/15/17		150	148,500
6.80%, 6/15/37		70	52,150
Weatherford International Ltd.:
6.00%, 3/15/18		297	286,605
5.13%, 9/15/20		198	169,290
4.50%, 4/15/22		36	28,890
6.50%, 8/01/36		70	51,100
5.95%, 4/15/42		72	50,040

			1,225,475
Food & Staples Retailing — 0.2%
Rite Aid Corp., 6.13%, 4/01/23 (a)		661	700,660
Food Products — 0.3%
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.88%, 1/15/24 (a)		63	65,942
Post Holdings, Inc.:
7.75%, 3/15/24 (a)		364	399,490
8.00%, 7/15/25 (a)		222	246,420

Corporate Bonds		Par (000)	Value
Food Products (continued)
TreeHouse Foods, Inc., 6.00%, 2/15/24 (a)	USD	138	$146,280
WhiteWave Foods Co., 5.38%, 10/01/22		106	114,083

			972,215
Health Care Equipment & Supplies — 0.4%
Alere, Inc., 6.38%, 7/01/23 (a)		159	166,950
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (a)		1,023	905,355
Hologic, Inc., 5.25%, 7/15/22 (a)		203	211,627
Kinetic Concepts, Inc./KCI USA, Inc., 7.88%, 2/15/21 (a)		109	115,267

			1,399,199
Health Care Providers & Services — 2.4%
Acadia Healthcare Co., Inc.:
5.13%, 7/01/22		370	373,700
6.50%, 3/01/24 (a)		60	62,400
Centene Escrow Corp.:
5.63%, 2/15/21 (a)		352	366,960
6.13%, 2/15/24 (a)		208	218,920
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		560	564,200
DaVita HealthCare Partners, Inc., 5.00%, 5/01/25		377	373,230
ExamWorks Group, Inc., 5.63%, 4/15/23		162	165,240
HCA Holdings, Inc., 6.25%, 2/15/21		160	172,000
HCA, Inc.:
6.50%, 2/15/20		550	603,625
7.50%, 2/15/22		385	436,013
5.88%, 3/15/22		805	871,413
4.75%, 5/01/23		20	20,350
5.00%, 3/15/24		650	665,031
5.38%, 2/01/25		199	201,177
5.88%, 2/15/26		404	416,120
Series 1, 5.88%, 5/01/23		500	524,375
HealthSouth Corp.,
5.75%, 11/01/24		52	52,676
MEDNAX, Inc.,
5.25%, 12/01/23 (a)		189	196,560
Surgery Center Holdings, Inc.,
8.88%, 4/15/21 (a)		110	110,000
Tenet Healthcare Corp.:
6.25%, 11/01/18		136	144,840
4.13%, 6/15/20 (a)(b)		2,215	2,198,387

			8,737,217
Hotels, Restaurants & Leisure — 0.7%
Aramark Services, Inc., 5.75%, 3/15/20		60	61,875
BC ULC/New Red Finance, Inc., 6.00%, 4/01/22 (a)		1,325	1,378,000
Boyd Gaming Corp.:
6.88%, 5/15/23		245	260,925
6.38%, 4/01/26 (a)		212	219,950
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.63%, 10/15/21		205	212,421
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		67	67,921
Scientific Games International, Inc., 7.00%, 1/01/22 (a)		96	97,920
Station Casinos LLC, 7.50%, 3/01/21		325	344,094

			2,643,106
Household Durables — 0.2%
Beazer Homes USA, Inc., 6.63%, 4/15/18		70	71,225
Lennar Corp., 4.88%, 12/15/23		215	215,000
PulteGroup, Inc., 5.50%, 3/01/26		311	319,941

			606,166

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	43

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

Corporate Bonds		Par (000)	Value
Household Products — 0.3%
HRG Group, Inc.,
7.88%, 7/15/19	USD	192	$202,483
Spectrum Brands, Inc.:
6.63%, 11/15/22		580	627,119
5.75%, 7/15/25		255	270,937

			1,100,539
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp.:
5.88%, 1/15/24 (a)		93	97,650
5.50%, 2/01/24		182	174,720
NRG Energy, Inc., 6.25%, 7/15/22		94	87,420
NRG Yield Operating LLC, 5.38%, 8/15/24		150	139,500

			499,290
Insurance — 0.1%
HUB International Ltd.:
9.25%, 2/15/21 (a)		126	130,725
7.88%, 10/01/21 (a)		136	133,960

			264,685
IT Services — 0.1%
Sabre GLBL, Inc.:
5.38%, 4/15/23 (a)		191	196,014
5.25%, 11/15/23 (a)		100	101,740

			297,754
Life Sciences Tools & Services — 0.3%
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (a)		250	186,563
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (a)		710	729,028
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (a)		47	46,883

			962,474
Machinery — 0.4%
Schaeffler Holding Finance BV:
6.25% (6.25% Cash or 6.75% PIK), 11/15/19 (a)(e)		200	209,250
6.75% (6.75% Cash or 7.25% PIK), 11/15/22 (a)(e)		1,000	1,087,500

			1,296,750
Media — 3.4%
Altice Luxembourg SA:
7.75%, 5/15/22 (a)		302	297,192
7.63%, 2/15/25 (a)		200	191,500
Altice U.S. Finance I Corp., 5.38%, 7/15/23 (a)		1,513	1,553,662
Altice U.S. Finance II Corp., 7.75%, 7/15/25 (a)		291	286,635
AMC Networks, Inc., 5.00%, 4/01/24		135	135,506
CCO Holdings LLC/CCO Holdings Capital Corp.:
6.50%, 4/30/21		315	326,186
5.13%, 2/15/23		100	102,000
5.88%, 4/01/24 (a)		708	741,630
5.88%, 5/01/27 (a)		55	56,100
CCO Safari II LLC, 4.91%, 7/23/25 (a)		210	221,511
CCOH Safari LLC, 5.75%, 2/15/26 (a)		303	313,605
Cengage Learning Acquisitions, Inc., 0.00%, 4/15/20 (c)(g)		76	—
CSC Holdings LLC, 5.25%, 6/01/24		555	494,644
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (a)		36	36,360
Gray Television, Inc., 7.50%, 10/01/20		67	70,685
iHeartCommunications, Inc.:
9.00%, 12/15/19		425	314,500
9.00%, 3/01/21		74	51,523
9.00%, 9/15/22		260	180,700

Corporate Bonds		Par (000)	Value
Media (continued)
Lamar Media Corp., 5.75%, 2/01/26 (a)	USD	72	$75,600
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (a)		34	35,615
MDC Partners, Inc., 6.50%, 5/01/24 (a)		387	395,224
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (a)		45	46,350
National CineMedia LLC, 6.00%, 4/15/22		700	726,250
Neptune Finco Corp.:
10.13%, 1/15/23 (a)		418	447,260
6.63%, 10/15/25 (a)		436	471,381
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (a)		110	112,750
Numericable-SFR SAS, 6.00%, 5/15/22 (a)		1,255	1,223,625
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.63%, 2/15/24		43	44,774
Radio One, Inc., 7.38%, 4/15/22 (a)		110	99,000
Sirius XM Radio, Inc., 4.63%, 5/15/23 (a)		55	54,106
TEGNA, Inc., 5.13%, 10/15/19		40	41,760
Tribune Media Co., 5.88%, 7/15/22 (a)		349	340,966
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (a)		385	394,625
Univision Communications, Inc.:
8.50%, 5/15/21 (a)		155	158,100
5.13%, 5/15/23 (a)		1,305	1,298,475
5.13%, 2/15/25 (a)		1,120	1,106,000

			12,445,800
Metals & Mining — 1.0%
ArcelorMittal, 6.13%, 6/01/18		292	294,920
Constellium NV:
4.63%, 5/15/21	EUR	100	89,032
5.75%, 5/15/24 (a)	USD	750	538,125
First Quantum Minerals Ltd.:
7.00%, 2/15/21 (a)		55	36,850
7.25%, 5/15/22 (a)		165	110,550
FMG Resources August 2006 Property Ltd.,
9.75%, 3/01/22 (a)		265	264,337
Freeport-McMoRan, Inc.:
2.38%, 3/15/18		1,006	890,310
3.10%, 3/15/20		210	157,500
3.55%, 3/01/22		75	52,313
5.40%, 11/14/34		425	260,313
5.45%, 3/15/43		536	328,300
Novelis, Inc., 8.75%, 12/15/20		126	127,172
Teck Resources Ltd.:
2.50%, 2/01/18		70	61,250
3.00%, 3/01/19		157	125,600
4.50%, 1/15/21		105	73,500
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (a)		387	340,560

			3,750,632
Multiline Retail — 0.2%
Dollar Tree, Inc.:
5.25%, 3/01/20 (a)		62	64,867
5.75%, 3/01/23 (a)		666	705,960

			770,827
Oil, Gas & Consumable Fuels — 2.5%
Alberta Energy Co. Ltd., 7.38%, 11/01/31		70	61,681
Anadarko Finance Co., 7.50%, 5/01/31		34	36,815
Anadarko Petroleum Corp., 3.45%, 7/15/24		276	245,785
California Resources Corp., 8.00%, 12/15/22 (a)		458	176,330

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

Corporate Bonds		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Cenovus Energy, Inc.:
5.70%, 10/15/19	USD	43	$43,151
3.00%, 8/15/22		35	31,119
3.80%, 9/15/23		95	85,367
6.75%, 11/15/39		156	149,361
5.20%, 9/15/43		30	24,496
CONSOL Energy, Inc.:
5.88%, 4/15/22		340	245,011
8.00%, 4/01/23		60	44,832
Continental Resources, Inc.:
5.00%, 9/15/22		122	105,149
4.50%, 4/15/23		158	132,127
3.80%, 6/01/24		665	525,350
4.90%, 6/01/44		50	37,250
Denbury Resources, Inc.:
5.50%, 5/01/22		130	58,500
4.63%, 7/15/23		170	70,975
Encana Corp.:
3.90%, 11/15/21		140	122,675
6.50%, 8/15/34		190	161,500
6.63%, 8/15/37		113	95,268
6.50%, 2/01/38		513	430,602
5.15%, 11/15/41		318	239,693
Energy Transfer Equity LP:
7.50%, 10/15/20		137	131,863
5.88%, 1/15/24		416	355,680
5.50%, 6/01/27		185	148,463
Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas, Inc.:
6.50%, 11/15/20		158	126,400
6.63%, 5/01/21		160	127,200
Genesis Energy LP/Genesis Energy Finance Corp., 6.75%, 8/01/22		80	74,000
Gulfport Energy Corp.:
7.75%, 11/01/20		205	205,000
6.63%, 5/01/23		30	27,900
Hilcorp Energy I LP/Hilcorp Finance Co., 5.00%, 12/01/24 (a)		123	103,627
Marathon Oil Corp., 5.20%, 6/01/45		280	195,523
MEG Energy Corp.:
6.50%, 3/15/21 (a)		583	351,986
7.00%, 3/31/24 (a)		73	43,070
Memorial Resource Development Corp., 5.88%, 7/01/22		22	18,590
Newfield Exploration Co., 5.63%, 7/01/24		11	10,313
NGPL PipeCo LLC:
7.12%, 12/15/17 (a)		139	134,309
9.63%, 6/01/19 (a)		125	122,500
7.77%, 12/15/37 (a)		153	125,460
QEP Resources, Inc.:
5.38%, 10/01/22		190	166,725
5.25%, 5/01/23		50	43,500
Range Resources Corp., 5.00%, 3/15/23		270	228,825
Rockies Express Pipeline LLC:
6.85%, 7/15/18 (a)		88	87,780
6.00%, 1/15/19 (a)		35	34,125
RSP Permian, Inc., 6.63%, 10/01/22		102	100,470
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		400	384,500
5.75%, 5/15/24		1,451	1,385,705
5.63%, 3/01/25		297	283,264
Sanchez Energy Corp., 6.13%, 1/15/23		650	351,000
Seven Generations Energy Ltd., 6.75%, 5/01/23 (a)		76	71,630
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.38%, 8/01/22		60	57,900

Corporate Bonds		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.25%, 10/15/22 (a)	USD	229	$226,710
Whiting Petroleum Corp., 5.75%, 3/15/21		100	66,500
Williams Cos., Inc., 4.55%, 6/24/24		167	126,920
WPX Energy, Inc.:
5.25%, 1/15/17		30	29,550
7.50%, 8/01/20		55	42,900
6.00%, 1/15/22		54	39,420
8.25%, 8/01/23		195	151,125

			9,303,470

Pharmaceuticals — 0.5%
Capsugel SA, 7.00% (7.00% Cash or 7.75% PIK), 5/15/19 (a)(e)		32	32,160
Endo Finance LLC, 5.75%, 1/15/22 (a)		190	180,025
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.:
6.00%, 7/15/23 (a)		399	375,559
6.00%, 2/01/25 (a)		273	255,937
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.88%, 4/15/20 (a)		121	113,377
5.63%, 10/15/23 (a)		189	171,517
5.50%, 4/15/25 (a)		102	90,015
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (a)		167	151,553
5.38%, 3/15/20 (a)		76	61,940
7.00%, 10/01/20 (a)		104	87,360
6.38%, 10/15/20 (a)		156	129,480
7.50%, 7/15/21 (a)		10	8,331
5.63%, 12/01/21 (a)		46	36,225
5.50%, 3/01/23 (a)		7	5,504
5.88%, 5/15/23 (a)		81	63,484
6.13%, 4/15/25 (a)		71	54,670

			1,817,137

Real Estate Investment Trusts (REITs) — 0.6%
Corrections Corp. of America, 4.63%, 5/01/23		35	35,350
Crown Castle International Corp., 4.88%, 4/15/22		40	42,808
Equinix, Inc., 5.88%, 1/15/26		335	353,257
ESH Hospitality, Inc., 5.25%, 5/01/25 (a)		589	572,803
FelCor Lodging LP, 5.63%, 3/01/23		712	726,240
GEO Group, Inc., 5.88%, 10/15/24		265	267,319
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18		73	75,007
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 4/15/23 (a)		93	95,093

			2,167,877

Real Estate Management & Development — 0.0%
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (a)		18	17,820
Realogy Group LLC/Realogy Co-Issuer Corp., 5.25%, 12/01/21 (a)		145	149,713

			167,533

Road & Rail — 0.1%
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (a)		286	286,000
Hertz Corp.:
4.25%, 4/01/18		52	52,000
7.38%, 1/15/21		5	5,100

			343,100

Semiconductors & Semiconductor Equipment — 0.0%
Micron Technology, Inc., 5.25%, 1/15/24 (a)		125	100,625

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	45

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

Corporate Bonds		Par (000)	Value
Software — 1.7%
First Data Corp.:
5.38%, 8/15/23 (a)	USD	868	$889,700
7.00%, 12/01/23 (a)		865	873,650
5.00%, 1/15/24 (a)		875	876,094
5.75%, 1/15/24 (a)		2,887	2,886,711
Infor U.S., Inc., 6.50%, 5/15/22		461	419,510
Informatica LLC, 7.13%, 7/15/23 (a)		116	111,940
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23 (a)		194	200,305

			6,257,910
Specialty Retail — 0.1%
L Brands, Inc., 6.88%, 11/01/35		487	528,492
Technology Hardware, Storage & Peripherals — 0.1%
Western Digital Corp.:
7.38%, 4/01/23 (a)		248	253,270
10.50%, 4/01/24 (a)		294	294,735

			548,005
Textiles, Apparel & Luxury Goods — 0.0%
Levi Strauss & Co., 5.00%, 5/01/25		127	128,270
Thrifts & Mortgage Finance — 0.1%
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)		200	173,000
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (a)		45	44,213

			217,213
Trading Companies & Distributors — 1.2%
Aircastle Ltd.:
5.13%, 3/15/21		80	83,300
5.50%, 2/15/22		400	417,248
5.00%, 4/01/23		128	128,640
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23 (a)		128	133,120
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (a)		763	702,914
HD Supply, Inc.:
5.25%, 12/15/21 (a)		1,215	1,275,750
5.75%, 4/15/24 (a)		616	632,940
United Rentals North America, Inc.:
4.63%, 7/15/23		706	701,587
5.75%, 11/15/24		115	115,000
5.50%, 7/15/25		18	17,906

			4,208,405
Wireless Telecommunication Services — 0.3%
Sprint Capital Corp., 6.90%, 5/01/19		30	26,025
Sprint Communications, Inc.:
9.00%, 11/15/18 (a)		425	445,187
7.00%, 8/15/20		60	47,700
Sprint Corp.:
7.13%, 6/15/24		55	40,837
7.63%, 2/15/25		55	40,838
T-Mobile USA, Inc., 6.50%, 1/15/26		430	446,663

			1,047,250
Total Corporate Bonds — 23.2%			84,668,181

Floating Rate Loan Interests (b)		Par (000)	Value
Advertising — 0.1%
Affinion Group, Inc., Tranche B Term Loan, 6.75%, 4/30/18	USD	299	$264,061
Aerospace & Defense — 0.9%
B/E Aerospace, Inc., Term Loan, 4.00%, 12/16/21		732	733,611
Engility Corp. (FKA TASC, Inc.), Second Lien Term Loan, 12.00%, 5/21/21		300	280,500
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		372	256,553
TransDigm, Inc.:
Tranche C Term Loan, 3.75%, 2/28/20		1,394	1,374,224
Tranche D Term Loan, 3.75%, 6/04/21		197	193,482
Tranche E Term Loan, 3.50%, 5/16/22		300	295,263

			3,133,633
Air Freight & Logistics — 0.4%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21		253	208,135
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		262	215,098
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		45	37,086
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21		361	296,687
XPO Logistics, Inc., Loan, 5.50%, 11/01/21		638	639,996

			1,397,002
Airlines — 0.2%
Air Medical Group Holdings, Inc., Initial Term Loan, 4.25%, 4/28/22		292	284,151
Delta Air Lines, Inc., 2014 Term B-1 Loan, 3.25%, 10/18/18		144	144,283
Northwest Airlines, Inc.:
Term Loan B757-200 (N551), 2.13%, 9/10/18		14	13,742
Term Loan B757-200 (N554), 2.13%, 9/10/18		14	13,742
Term Loan B757-300 (N550), 2.13%, 3/10/17		14	13,742
Term Loan B757-300 (N583), 2.75%, 3/10/17		9	9,020
Term Loan B757-300 (N584), 2.75%, 3/10/17		9	9,240
US Airways, Inc., Tranche B-1 Term Loan (Consenting), 3.50%, 5/23/19		191	190,574

			678,494
Auto Components — 0.1%
Affinia Group, Inc., Tranche B-2 Term Loan, 4.75%, 4/27/20		90	89,699
Dayco Products LLC (Mark IV Industries, Inc.), Term Loan, 5.25%, 12/12/19		313	307,621

			397,320
Beverages — 0.2%
Blue Ribbon LLC, Initial Term Loan (First Lien), 5.50%, 11/15/21		684	680,127
Biotechnology — 0.7%
AMAG Pharmaceuticals, Inc., Initial Term Loan, 4.75%, 8/17/21		502	493,338

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

Floating Rate Loan Interests (b)		Par (000)	Value
Biotechnology (continued)
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loan, 3.00% - 3.43%, 2/27/21	USD	2,098	$2,094,713

			2,588,051
Building Products — 1.5%
Continental Building Products LLC, First Lien Term Loan, 4.00%, 8/28/20		392	382,527
CPG International, Inc., Term Loan, 4.75%, 9/30/20		1,954	1,895,244
Jeld-Wen, Inc. (Onex BP Finance LP):
Initial Loan, 5.25%, 10/15/21		890	887,130
Term B-1 Loan, 4.75%, 7/01/22		410	408,305
Ply Gem Industries, Inc., Term Loan, 4.00%, 2/01/21		801	782,332
Wilsonart LLC:
Initial Term Loan, 4.00%, 10/31/19		917	902,192
Tranche B Term Loan, 4.00%, 10/31/19		200	197,257

			5,454,987
Capital Markets — 0.5%
American Capital Ltd. (FKA American Capital Strategies Ltd.), Term Loan B, 3.50%, 8/22/17		209	208,367
Moxie Patriot LLC, Construction B-1 Advances, 6.75%, 12/19/20		370	332,075
Royal Holdings, Inc.:
Initial Term Loan (First Lien), 4.50%, 6/20/22		506	490,043
Initial Term Loan (Second Lien), 8.50%, 6/19/23		260	245,266
SAM Finance Luxembourg S.à r.l. (Santandar), Dollar Term Loan, 4.25%, 12/17/20		470	469,934

			1,745,685
Chemicals — 1.4%
Allnex (Luxembourg) & Cy SCA, Tranche B-1 Term Loan, 4.50%, 10/03/19		112	111,016
Allnex USA, Inc., Tranche B-2 Term Loan, 4.50%, 10/03/19		58	57,601
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		366	333,806
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Refinanced Term B Loan, 3.75%, 2/01/20		989	982,145
Chemours Co., Tranche B Term Loan, 3.75%, 5/12/22		459	436,844
INEOS U.S. Finance LLC, Cash Dollar Term Loan, 3.75%, 5/04/18		321	316,928
MacDermid, Inc. (Platform Specialty Products Corp.):
Tranche B Term Loan (First Lien), 5.50%, 6/07/20		749	721,801
Tranche B-2 Term Loan, 5.50%, 6/07/20		74	71,358
Tranche B-3 Term Loan, 5.50%, 6/07/20		861	830,448
Oxea Finance & Cy SCA (Oxea Finance LLC), Tranche B-2 Term Loan (First Lien), 4.25%, 1/15/20		479	463,609
Road Infrastructure Investment LLC:
Term Loan (First Lien 2014), 4.25%, 3/31/21		387	377,423
Term Loan (Second Lien 2014), 7.75%, 9/30/21		325	308,750

			5,011,729
Commercial Services & Supplies — 2.3%
ADS Waste Holdings, Inc., Initial Tranche B-2
Term Loan, 3.75%, 10/09/19		799	792,061

Floating Rate Loan Interests (b)		Par (000)	Value
Commercial Services & Supplies (continued)
Allied Security Holdings LLC:
Closing Date Term Loan (First Lien), 4.25%, 2/12/21	USD	1,059	$1,032,812
Closing Date Term Loan (Second Lien), 8.00%, 8/13/21		715	659,782
Aramark Corp., U.S. Term F Loan, 3.25%, 2/24/21		579	576,721
Dealer Tire LLC, Initial Term Loan, 5.50%, 12/22/21		364	363,162
Erie Acquisition Holdings, Inc. (GCA Services Group, Inc.), Term Loan (First Lien), 4.75%, 3/01/23		880	882,200
iQor U.S., Inc., Term B Loan (First Lien), 6.00%, 4/01/21		143	115,214
KAR Auction Services, Inc.:
Tranche B-2 Term Loan, 3.94%, 3/11/21		117	116,831
Tranche B-3 Term Loan, 4.25%, 3/09/23		670	671,394
Livingston International, Inc., Initial Term B-1 Loan (First Lien), 5.00%, 4/18/19		112	101,772
Packers Holdings LLC, Initial Term Loan, 5.00%, 12/02/21		494	491,898
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		1,941	1,887,764
W3 Co., Term Loan (Second Lien), 9.25%, 9/13/20		55	21,945
Waste Industries USA, Inc., Initial Term Loan, 4.25%, 2/27/20		441	441,587
West Corp., Term B-10 Loan, 3.25%, 6/30/18		339	336,750

			8,491,893
Communications Equipment — 0.6%
Blue Coat Holdings, Inc., Initial Term Loan, 4.50%, 5/20/22		1,805	1,773,879
Commscope, Inc., Tranche 5 Term Loan (2015), 3.75% - 3.83%, 12/29/22		209	208,492
Riverbed Technology, Inc., Term Loan, 6.00%, 4/25/22		181	181,780

			2,164,151
Construction & Engineering — 0.8%
Aecom Technology Corp., Term B Commitment, 3.75%, 10/15/21		346	346,038
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		507	491,077
CNT Holdings III Corp., Term Loan (First Lien), 5.25%, 1/22/23		520	520,000
Stonewall Gas Gathering LLC, Loan, 8.75%, 1/28/22		345	339,941
USAGM Holdco LLC:
Initial Loan (Second Lien), 9.50%, 7/28/23		375	345,000
Initial Term Loan (First Lien), 4.75%, 7/28/22		854	826,506

			2,868,562
Construction Materials — 0.3%
Faenza Acquisition GmbH (CeramTec Acquisition Corp.):
Dollar Term B-3 Loan, 4.25%, 8/30/20		53	52,916
Initial Dollar Term B-1 Loan, 4.25%, 8/30/20		174	173,646
Initial Dollar Term B-2 Loan, 4.25%, 8/30/20		19	18,458
Headwaters, Inc., Term B Loan, 4.50%, 3/24/22		328	329,040

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	47

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

Floating Rate Loan Interests (b)		Par (000)	Value
Construction Materials (continued)
Quikrete Holdings, Inc., Initial Loan (First Lien), 4.00%, 9/28/20	USD	412	$411,382

			985,442
Containers & Packaging — 1.1%
Ardagh Holdings USA, Inc. (Ardagh Packaging Finance SA), New Term Loan, 4.00%, 12/17/19		658	657,078
Berry Plastics Corp.:
Term D Loan, 3.50%, 2/08/20		200	198,535
Term E Loan, 3.75%, 1/06/21		232	230,886
Term F Loan, 4.00%, 10/03/22		2,238	2,237,077
BWay Intermediate Company, Inc., Initial Term Loan, 5.50% - 7.00%, 8/14/20		364	350,983
Kleopatra Holdings 2 SCA:
Initial German Borrower Dollar Term Loan, 5.00%, 4/28/20		113	112,825
Initial U.S. Borrower Dollar Term Loan, 5.00%, 4/28/20		264	264,012

			4,051,396
Distributors — 0.3%
American Tire Distributors, Inc., Initial Term Loan, 5.25%, 9/01/21		347	344,767
Fram Group Holdings, Inc./Prestone Holdings, Inc.:
Loan (Second Lien), 11.00%, 1/29/18		326	219,169
Term Loan (First Lien), 7.00% - 8.00%, 7/29/17		733	669,084

			1,233,020
Diversified Consumer Services — 1.6%
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.):
Term B Loan, 3.75% - 5.25%, 1/30/20		1,208	1,205,886
Term B-1 Loan, 4.25% - 5.75%, 1/30/20		297	296,518
Houghton Mifflin Harcourt Co., Term Loan, 4.00%, 5/28/21		1,280	1,250,039
ServiceMaster Co. LLC, Initial Term Loan, 4.25%, 7/01/21		3,081	3,078,285

			5,830,728
Diversified Financial Services — 1.2%
AlixPartners LLP, Initial Term Loan, 4.50%, 7/28/22		1,349	1,344,890
Altice Financing SA:
Dollar Denominated Tranche Loan, 5.25%, 2/04/22		505	505,643
Term Loan, 5.50%, 7/02/19		855	856,682
Jefferies Finance LLC (JFIN Co-Issuer Corp.) AKA Project Shot Put, Term Loan, 4.50%, 5/14/20		744	731,348
Solera LLC (Solera Finance, Inc.), Dollar Term Loan, 5.75%, 2/28/23		660	658,706
SS&C European Holdings S.à r.l., Term B-2 Loan, 4.00% - 4.08%, 7/08/22		307	307,043

			4,404,312
Diversified Telecommunication Services — 4.4%
Avaya, Inc., Term B-7 Loan, 6.25%, 5/29/20		445	296,028
Hawaiian Telcom Communications, Inc., Term Loan, 5.00%, 6/06/19		169	167,313
Integra Telecom Holdings, Inc.:
Term B-1 Loan (Second Lien), 9.75%, 2/12/21		238	225,808
Term B-1 Loan, 5.25%, 8/14/20		1,228	1,155,345
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19		827	770,217

Floating Rate Loan Interests (b)		Par (000)	Value
Diversified Telecommunication Services (continued)
Level 3 Financing, Inc.:
Tranche B 2020 Term Loan, 4.00%, 1/15/20	USD	3,325	$3,332,282
Tranche B-II 2022 Term Loan, 3.50%, 5/31/22		50	49,865
Tranche B-III 2019 Term Loan, 4.00%, 8/01/19		230	230,625
Ligado Networks LLC (FKA New LightSquared LLC), Junior Loan, 13.50%, 12/07/20		2,829	1,966,078
LTS Buyer LLC (Sidera Networks, Inc.), Term B Loan (First Lien), 4.00%, 4/13/20		1,952	1,927,148
Telesat Canada, U.S. Term B-2 Loan, 3.50%, 3/28/19		364	361,786
Virgin Media Investment Holdings Ltd.:
E Facility, 4.25%, 6/30/23	GBP	270	378,840
F Facility, 3.50%, 6/30/23	USD	931	922,588
Zayo Group LLC/Zayo Capital, Inc.:
2016 Incremental Term Loan Facility, 4.50%, 5/06/21		204	204,948
2021 Term Loan, 3.75%, 5/06/21		2,602	2,586,400
Ziggo BV:
Term Loan B1 Facility, 3.50%, 1/15/22		507	502,142
Term Loan B2, 3.50% - 3.60%, 1/15/22		331	327,978
Term Loan B3, 3.60%, 1/15/22		545	539,406

			15,944,797
Electric Utilities — 0.6%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 12/19/16		1,631	1,628,667
Green Energy Partners/Stonewall LLC, Term B-1 Conversion Advances, 6.50%, 11/13/21		425	395,250
Texas Competitive Electric Holdings Co. LLC (TXU), 2017 Term Loan (Extending), 4.94%, 10/10/17		815	232,275

			2,256,192
Electronic Equipment, Instruments & Components — 0.3%
CPI Acquisition, Inc., Term Loan (First Lien), 5.50%, 8/17/22		474	468,804
Dell International LLC, Term B-2 Loan, 4.00%, 4/29/20		773	771,920

			1,240,724
Energy Equipment & Services — 0.1%
Drillships Financing Holding, Inc. (Ocean Rig), Tranche B-1 Term Loan, 6.00%, 3/31/21		787	280,005
Seventy Seven Operating LLC, Term Loan, 3.75%, 6/25/21		64	41,060

			321,065
Food & Staples Retailing — 1.8%
Albertson’s LLC:
Term B-2 Loan, 5.50%, 3/21/19		918	917,169
Term B-4 Loan, 5.50%, 8/25/21		870	870,112
BJ’s Wholesale Club, Inc.:
2013 (November) Replacement Loan (Second Lien), 8.50%, 3/26/20		210	192,872
New 2013 (November) Replacement Loan (First Lien), 4.50%, 9/26/19		1,519	1,476,689
Performance Food Group, Inc. (FKA Vistar Corp.), Initial Loan (Second Lien), 6.00% - 7.50%, 11/14/19		346	346,087
Rite Aid Corp.:
Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		215	215,447
Tranche 2 Term Loan (Second Lien), 4.88%, 6/21/21		590	590,000
Supervalu, Inc., New Term Loan, 4.50%, 3/21/19		199	194,062

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

Floating Rate Loan Interests (b)		Par (000)		Value
Food & Staples Retailing (continued)
U.S. Foods, Inc. (AKA U.S. Foodservice, Inc.), Incremental Term Loan, 4.50%, 3/31/19	USD	1,814		$1,803,780

				6,606,218
Food Products — 0.7%
Dole Food Co., Inc., Tranche B Term Loan, 4.50% - 6.00%, 11/01/18		658		654,448
Hostess Brands LLC:
Term B Loan (First Lien), 4.50%, 8/03/22		1,303		1,303,450
Term B Loan (Second Lien), 8.50%, 8/03/23		39		37,306
Pinnacle Foods Finance LLC, Tranche G Term Loan, 3.00%, 4/29/20		280		279,616
Post Holdings, Inc., Series A Incremental Term Loan, 3.75%, 6/02/21		—	(h)	209
Reddy Ice Corp.:
Term B Loan (First Lien), 6.75% - 8.00%, 5/01/19		291		242,499
Term B Loan (Second Lien), 10.75%, 11/01/19		200		132,000

				2,649,528
Gas Utilities — 0.1%
Samchully Midstream 3 LLC, Initial Term Loan, 5.75%, 10/20/21		380		269,855
Health Care Equipment & Supplies — 1.7%
Alere, Inc. (FKA IM U.S. Holdings LLC), B Term Loan, 4.25%, 6/20/22		1,086		1,078,267
Auris Luxembourg III S.à r.l. (AKA Siemens Audiology), Facility B4, 4.25%, 1/17/22		414		413,308
DJO Finance LLC, Initial Term Loan, 4.25%, 6/08/20		1,663		1,624,689
Hill-Rom Holdings, Inc., Initial Term B Loan, 3.50%, 9/08/22		1,495		1,496,279
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-2 Loan, 5.00%, 8/19/18		675		649,314
Ortho-Clinical Diagnostics Holdings Luxembourg S.à r.l., Initial Term Loan, 4.75%, 6/30/21		924		854,809

				6,116,666
Health Care Providers & Services — 5.8%
Acadia Healthcare Co., Inc.:
Tranche B Term Loan, 4.25%, 2/11/22		457		457,283
Tranche B-2 Term Loan, 4.50%, 2/16/23		1,037		1,039,558
ADMI Corp. (AKA Aspen Dental), Initial Term Loan, 5.50%, 4/29/22		774		773,182
AmSurg Corp., Initial Term Loan, 3.50%, 7/16/21		1,580		1,579,133
Change Healthcare Holdings, Inc. (FKA Emdeon, Inc.), Term B-2 Loan, 3.75%, 11/02/18		1,335		1,327,575
CHG Healthcare Services, Inc. (FKA CHG Buyer Corp.), Term Loan (First Lien), 4.25%, 11/19/19		1,293		1,283,958
CHS/Community Health Systems, Inc.:
Incremental 2018 Term F Loan, 3.68% - 3.89%, 12/31/18		579		573,180
Incremental 2019 Term G Loan, 3.75%, 12/31/19		1,725		1,692,187
Curo Health Services Holdings, Inc., Term B Loan (First Lien), 6.50%, 2/07/22		851		840,230
DaVita HealthCare Partners, Inc. (FKA DaVita, Inc.), Tranche B Term Loan, 3.50%, 6/24/21		2,590		2,593,152
Envision Healthcare Corp. (FKA Emergency Medical Services Corp.):
Initial Term Loan, 4.25%, 5/25/18		700		699,655
Tranche B-2 Term Loan, 4.50%, 10/28/22		539		538,359

Floating Rate Loan Interests (b)		Par (000)	Value
Health Care Providers & Services (continued)
Iasis Healthcare LLC, Term B-2 Loan, 4.50%, 5/03/18	USD	1,311	$1,302,180
MPH Acquisition Holdings LLC, Initial Term Loan, 3.75%, 3/31/21		669	662,403
National Mentor Holdings, Inc., Tranche B Term Loan, 4.25%, 1/31/21		313	309,409
New Millennium Holdco, Inc. (Millennium Health LLC), Closing Date Term Loan, 7.50%, 12/21/20		132	125,298
Surgery Center Holdings, Inc., Initial Term Loan (First Lien), 5.25%, 11/03/20		615	606,897
Surgical Care Affiliates, Inc., Initial Term Loan, 4.25%, 3/17/22		1,079	1,074,600
Team Health, Inc., Tranche B Term Loan, 4.50%, 11/23/22		1,536	1,536,150
Truven Health Analytics, Inc. (FKA Thomson Reuters (Healthcare), Inc.), New Tranche B Term Loan, 4.50%, 6/06/19		498	496,611
U.S. Renal Care, Inc., Initial Term Loan (First Lien), 5.25%, 12/30/22		713	709,946
Vizient, Inc., Initial Term Loan, 6.25%, 2/13/23		995	1,000,801

			21,221,747
Health Care Technology — 0.3%
IMS Health, Inc., Term B Dollar Loan, 3.50%, 3/17/21		1,179	1,175,463
Hotels, Restaurants & Leisure — 4.4%
Amaya Holdings BV:
Initial Term B Loan (First Lien), 5.00%, 8/01/21		907	831,685
Initial Term B Loan (Second Lien), 8.00%, 8/01/22		297	287,602
B.C. Unlimited Liability Co. (New Red Finance, Inc.) (AKA Burger King/Tim Hortons), Term B-2 Loan, 3.75%, 12/10/21		2,614	2,610,135
Bass Pro Group LLC, New Term Loan (2015), 4.00%, 6/05/20		731	690,853
Boyd Gaming Corp., Term B Loan, 4.00%, 8/14/20		574	573,895
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		3,640	3,352,082
CCM Merger, Inc. (MotorCity Casino Hotel), Term Loan, 4.50%, 8/06/21		410	407,976
Diamond Resorts Corp., Term Loan, 5.50%, 5/09/21		691	670,746
Eldorado Resorts, Inc., Initial Term Loan, 4.25%, 7/25/22		1,027	1,024,033
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		551	550,353
La Quinta Intermediate Holdings LLC, Initial Term Loan, 3.75%, 4/14/21		807	791,890
MGM Resorts International (MGM Grand Detroit LLC), Term B Loan, 3.50%, 12/20/19		1,255	1,250,937
Pinnacle Entertainment, Inc., Tranche B-2 Term Loan, 3.75%, 8/13/20		85	85,003
Scientific Games International, Inc., Initial Term Loan, 6.00%, 10/18/20		959	926,797
Station Casinos LLC, B Term Loan, 4.25%, 3/02/20		1,942	1,935,281

			15,989,268
Household Durables — 0.2%
Jarden Corp., Tranche B2 Term Loan, 3.18%, 7/30/22		657	655,334
Household Products — 0.3%
Spectrum Brands, Inc., USD Term Loan, 3.50%, 6/23/22		1,149	1,151,798

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	49

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

Floating Rate Loan Interests (b)		Par (000)	Value
Independent Power and Renewable Electricity Producers — 1.0%
Calpine Corp.:
Delayed Term Loan, 4.00%, 10/31/20	USD	737	$729,896
Term Loan (2015), 4.00%, 1/15/23		419	416,332
Term Loan, 4.00%, 10/09/19		1,002	996,942
Dynegy, Inc., Tranche B-2 Term Loan, 4.00%, 4/23/20		490	480,708
Exgen Texas Power LLC, Term Loan, 5.75%, 9/18/21		379	245,479
Granite Acquisition, Inc.:
Term B Loan (First Lien), 5.00%, 12/17/21		392	370,797
Term C Loan (First Lien), 5.00%, 12/17/21		17	16,521
TPF II Power LLC (TPF II Covert Midco LLC), Term Loan, 5.50%, 10/02/21		397	387,438

			3,644,113
Insurance — 1.2%
AmWINS Group LLC:
New Term Loan (First Lien), 5.25%, 9/06/19		642	642,447
Term Loan (Second Lien ), 9.50%, 9/04/20		200	194,000
AssuredPartners, Inc., First Lien Term Loan, 5.75%, 10/21/22		768	762,314
Asurion LLC (FKA Asurion Corp.), Incremental Tranche B-4 Term Loan, 5.00%, 8/04/22		734	717,776
Cooper Gay Swett & Crawford Ltd. (CGSC of Delaware Holdings Corp.), Term Loan (First Lien), 5.00%, 4/16/20		136	133,965
Sedgwick Claims Management Services, Inc.:
Initial Loan (Second Lien), 6.75%, 2/28/22		560	518,700
Initial Term Loan (First Lien), 3.75%, 3/01/21		1,280	1,243,271

			4,212,473
Internet Software & Services — 0.3%
Go Daddy Operating Co. LLC, Initial Term Loan, 4.25%, 5/13/21		1,095	1,092,275
IT Services — 1.2%
IG Investments Holdings LLC, Extended Tranche B Term Loan, 6.00%, 10/31/21		730	724,378
Sabre GLBL, Inc. (FKA Sabre, Inc.):
Incremental Term Loan, 4.00%, 2/19/19		684	682,759
Term B Loan, 4.00%, 2/19/19		851	850,055
Tyche Holdings LLC (AKA TransFirst, Inc.):
Loan (Second Lien), 10.50%, 11/11/22		477	476,245
Term B-1 Loan, 6.25%, 11/12/21		1,295	1,293,280
Vantiv LLC (FKA Fifth Third Processing Solutions LLC), Term B Loan, 3.75%, 6/13/21		316	316,610

			4,343,327
Leisure Products — 0.0%
Leslie’s Poolmart, Inc., Additional Tranche B Term Loan, 4.25%, 10/16/19		190	187,745
Life Sciences Tools & Services — 1.4%
DPx Holdings BV (FKA JLL/Delta Dutch Newco BV), 2015 Incremental Dollar Term Loan, 4.25%, 3/11/21		1,661	1,598,242
Jaguar Holding Co. I (AKA Pharmaceutical Product Development, Inc.), Initial Term Loan, 4.25%, 8/18/22		2,094	2,073,612
Sterigenics-Nordion Holdings LLC, Initial Term Loan, 4.25%, 5/16/22		1,428	1,413,547

			5,085,401

Floating Rate Loan Interests (b)		Par (000)	Value
Machinery — 2.1%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (AKA Hamilton Sundstrand), Refinancing Term Loan, 4.00%, 12/13/19	USD	1,670	$1,452,614
Ameriforge Group, Inc., Initial Term Loan (Second Lien), 8.75%, 12/21/20		90	15,863
Filtration Group Corp., Term Loan (First Lien), 4.25%, 11/23/20		1,187	1,180,711
FPC Holdings, Inc., Initial Loan (First Lien), 5.25%, 11/19/19		621	497,186
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/06/21		2,061	1,941,147
Mueller Water Products, Inc., Initial Loan, 4.00%, 11/24/21		674	675,417
Rexnord LLC/RBS Global, Inc., Term B Loan, 4.00%, 8/21/20		925	910,187
Schaeffler AG (FKA named INA Beteiligungsge-sellschaft mit beschränkter Haftung), Facility B-USD, 4.25%, 5/15/20		125	125,575
SIG Combibloc Holdings SCA (FKA Onex Wizard Acquisition Co. II SCA), Initial Dollar Term Loan, 4.25%, 3/11/22		906	901,891

			7,700,591
Media — 6.2%
Acosta, Inc. (FKA Acosta Holdco, Inc.), Tranche B-1 Loan, 4.25%, 9/26/21		816	795,595
Advantage Sales & Marketing, Inc.:
Initial Term Loan (First Lien), 4.25%, 7/23/21		743	728,630
Term Loan (Second Lien), 7.50%, 7/25/22		695	624,631
Altice France SA (Numericable-SFR SA):
USD TLB-5, 4.56%, 7/29/22		873	861,361
USD TLB-6, 4.75%, 2/10/23		830	822,480
Altice U.S. Finance I Corp. (Cequel Communications LLC), Initial Term Loan, 4.25%, 12/14/22		1,978	1,966,114
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.), Term Loan, 7.00%, 3/31/20		2,018	2,006,090
Charter Communications Operating LLC (AKA CCO Safari LLC):
Term H Loan, 3.25%, 8/24/21		625	622,831
Term I Loan, 3.50%, 1/24/23		3,295	3,295,923
Creative Artists Agency LLC, Amendment No. 3 Incremental Term Loan, 5.50%, 12/17/21		553	551,618
CSC Holdings LLC (FKA CSC Holdings, Inc. (Cablevision)), Initial Term Loan, 5.00%, 10/09/22		1,750	1,749,720
iHeartCommunications, Inc. (FKA Clear Channel Communications, Inc.):
Tranche D Term Loan, 7.18%, 1/30/19		2,099	1,453,624
Tranche E Term Loan, 7.50%, 7/30/19		250	172,250
Liberty Cablevision of Puerto Rico LLC (FKA San Juan Cable LLC), Term B Loan (First Lien), 4.50%, 1/07/22		460	438,150
Live Nation Entertainment, Inc., Term B-1 Loan, 3.50%, 8/17/20		107	107,116
MGOC, Inc. (FKA Media General, Inc.), Term B Loan, 4.00%, 7/31/20		175	174,596
Numericable U.S. LLC:
Dollar Denominated Tranche B-1 Loan, 4.50%, 5/21/20		946	938,474
Dollar Denominated Tranche B-2 Loan, 4.50%, 5/21/20		819	811,908
Tribune Media Co. (FKA Tribune Co.), Term B Loan, 3.75%, 12/27/20		1,384	1,377,963

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

Floating Rate Loan Interests (b)		Par (000)	Value
Media (continued)
Univision Communications, Inc., Replacement First Lien Term Loan, 4.00%, 3/01/20	USD	2,566	$2,537,474
UPC Financing Partnership, Facility AH, 3.34%, 6/30/21		275	272,495
WideOpenWest Finance LLC, Term B-1 Loan 2013, 3.75%, 7/17/17		143	141,572

			22,450,615
Metals & Mining — 0.7%
Novelis, Inc., Initial Term Loan, 4.00%, 6/02/22		1,348	1,311,088
Reynolds Group Holdings, Inc., Incremental U.S. Term Loan, 4.50%, 12/01/18		1,351	1,351,035

			2,662,123
Multiline Retail — 0.7%
Dollar Tree, Inc., Term B-1 Loan, 3.50%, 7/06/22		1,714	1,719,401
Evergreen Acqco 1 LP, New Term Loan, 5.00%, 7/09/19		151	117,884
Hudson’s Bay Co., Initial Term Loan, 4.75%, 9/30/22		881	877,641

			2,714,926
Multi-Utilities — 0.0%
Power Borrower LLC, Initial Term Loan (Second Lien), 8.25%, 11/06/20		45	41,625
Oil, Gas & Consumable Fuels — 1.1%
Bronco Midstream Funding LLC, Term Loan, 5.00%, 8/17/20		748	448,823
CITGO Holding, Inc., Term Loan, 9.50%, 5/12/18		376	375,217
MEG Energy Corp., New Term Loan, 3.75%, 3/31/20		1,796	1,441,924
Penn Products Terminals LLC, Tranche B Term Loan, 4.75%, 4/13/22		511	465,021
Southcross Energy Partners LP, Initial Term Loan, 5.25%, 8/04/21		627	439,153
Southcross Holdings Borrower LP, Term Loan, 6.00%, 8/04/21		227	23,221
Veresen Midstream LP, Tranche B-1 Term Loan, 5.25%, 3/31/22		728	672,167

			3,865,526
Pharmaceuticals — 3.3%
Akorn, Inc., Loan, 6.00%, 4/16/21		806	802,043
Amneal Pharmaceuticals LLC, Term Loan B, 4.50% - 6.00%, 11/01/19		529	524,999
Capsugel Holdings U.S., Inc., Initial Term Loan, 3.50%, 8/01/18		906	901,734
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Dollar Term Loan, 4.25%, 5/20/21		1,389	1,387,104
Endo Luxembourg Finance Co. I S.à r.l., 2015 Incremental Term B Loan, 3.00% - 3.75%, 9/26/22		1,781	1,751,604
Prestige Brands, Inc., Term B-3 Loan, 3.50%, 9/03/21		722	722,510
RPI Finance Trust, Term B-4 Term Loan, 3.50%, 11/09/20		1,460	1,463,133
Sage Products Holdings III LLC, Replacement Term Loan (First Lien), 4.25%, 12/13/19		330	329,915
Valeant Pharmaceuticals International, Inc.:
Series C-2 Tranche B Term Loan, 5.50%, 12/11/19		149	140,658
Series D-2 Tranche B Term Loan, 5.25%, 2/13/19		140	132,245

Floating Rate Loan Interests (b)		Par (000)	Value
Pharmaceuticals (continued)
Series E-1 Tranche B Term Loan, 3.75%, 8/05/20	USD	857	$806,305
Series F-1 Tranche B Term Loan, 4.00%, 4/01/22		3,400	3,205,523

			12,167,773
Professional Services — 2.2%
Cotiviti Corporation (FKA Connolly Intermediate, Inc.):
Initial Term Loan (First Lien), 4.50%, 5/14/21		1,242	1,219,843
Initial Term Loan (Second Lien), 8.00%, 5/13/22		600	564,000
EWT Holdings III Corp. (FKA WTG Holdings III Corp.), Term Loan (First Lien), 4.75%, 1/15/21		450	439,533
Koosharem LLC, Term Loan, 7.50%, 5/15/20		663	577,010
On Assignment, Inc., Initial Term B Loan, 3.75%, 6/03/22		1,301	1,300,907
Redtop Acquisitions Ltd.:
Initial Dollar Term Loan (First Lien), 4.50%, 12/03/20		284	280,883
Initial Dollar Term Loan (Second Lien), 8.25%, 6/03/21		74	68,906
Sterling Midco Holdings, Inc. (FKA Sterling Holdings Ultimate Parent, Inc.), Initial Term Loan (First Lien), 5.75%, 6/20/22		973	949,907
Trans Union LLC, 2015 Term B-2 Loan, 3.50%, 4/09/21		2,781	2,751,409

			8,152,398
Real Estate Investment Trusts (REITs) — 0.2%
Communications Sales & Leasing, Inc. (CSL Capital LLC), Term Loan, 5.00%, 10/24/22		218	211,048
RHP Hotel Properties LP, Tranche B Term Loan, 3.50%, 1/15/21		515	514,165

			725,213
Real Estate Management & Development — 1.4%
CityCenter Holdings LLC, Term B Loan, 4.25%, 10/16/20		703	702,189
DTZ U.S. Borrower LLC (DTZ AUS Holdco PTY Ltd.), 2015-1 Additional Term Loan (First Lien), 4.25%, 11/04/21		1,585	1,568,659
FCA U.S. LLC (FKA Chrysler Group LLC), Term Loan B, 3.50%, 5/24/17		1,034	1,033,727
Realogy Group LLC (FKA Realogy Corp.):
Extended Synthetic Commitment, 0.28% - 4.40%, 10/10/16		9	8,443
Initial Term B Loan 2014, 3.75%, 3/05/20		1,721	1,718,276

			5,031,294
Road & Rail — 0.5%
Hertz Corp., Tranche B-2 Term Loan, 3.00%, 3/11/18		1,424	1,415,965
SIRVA Worldwide, Inc., Loan, 7.50%, 3/27/19		285	269,539

			1,685,504
Semiconductors & Semiconductor Equipment — 2.5%
Avago Technologies Cayman Holdings Ltd., Term B-1 Dollar Loan, 4.25%, 2/01/23		5,520	5,489,254
Microsemi Corp., Closing Date Term B Loan, 5.25%, 1/15/23		598	599,910
NXP BV (NXP Funding LLC), Tranche B Loan, 3.75%, 12/07/20		2,589	2,593,095

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	51

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

Floating Rate Loan Interests (b)		Par (000)	Value
Semiconductors & Semiconductor Equipment (continued)
ON Semiconductor Corp., Term Loan B, 4.50%, 3/31/23	USD	430	$430,133

			9,112,392
Software — 4.1%
Applied Systems, Inc.:
Initial Term Loan (First Lien), 4.25% - 5.75%, 1/25/21		430	424,973
Initial Term Loan (Second Lien), 7.50%, 1/24/22		100	94,125
Epicor Software Corporation (FKA Eagle Parent, Inc.), Term B Loan, 4.75%, 6/01/22		567	536,117
First Data Corp.:
2018 New Dollar Term Loan, 3.93%, 3/23/18		2,791	2,783,590
2018B Second New Term Loan, 3.93%, 9/24/18		305	304,366
2021 New Dollar Term Loan, 4.43%, 3/24/21		179	178,137
New 2022B Dollar Term Loan, 4.18%, 7/08/22		700	695,100
Infor (U.S.), Inc. (FKA Lawson Software, Inc.), Tranche B-5 Term Loan, 3.75%, 6/03/20		1,198	1,160,153
Informatica Corp., Dollar Term Loan, 4.50%, 8/05/22		1,785	1,748,959
Kronos, Inc.:
Incremental Term Loan (First Lien), 4.50%, 10/30/19		1,216	1,210,971
Initial Term Loan (Second Lien), 9.75%, 4/30/20		419	416,462
Mitchell International, Inc.:
Initial Loan (Second Lien), 8.50%, 10/11/21		275	241,313
Initial Term Loan, 4.50%, 10/13/20		1,220	1,174,708
SolarWinds Holdings, Inc., Initial U.S. Term Loan (First Lien), 6.50%, 2/03/23		1,415	1,398,487
Sophia LP, Closing Date Term Loan, 4.75%, 9/30/22		542	533,463
SS&C Technologies, Inc., Term B-1 Loan, 4.00% - 4.08%, 7/08/22		2,115	2,118,190

			15,019,114
Specialty Retail — 2.2%
Michaels Stores, Inc.:
Incremental 2014 Term Loan, 4.00%, 1/28/20		845	844,539
Term B Loan, 3.75%, 1/28/20		797	794,903
National Vision, Inc., Initial Term Loan (First Lien), 4.00%, 3/12/21		1,584	1,535,151
Neiman Marcus Group, Inc., Other Term Loan, 4.25%, 10/25/20		970	886,438
Party City Holdings, Inc. (Party City Corp.), Term Loan, 4.25%, 8/19/22		1,811	1,794,565
PetCo Animal Supplies, Inc.:
Tranche B-1 Term Loan, 5.75%, 1/26/23		555	554,151
Tranche B-2 Term Loan, 5.62%, 1/26/23		725	723,913
PetSmart, Inc., Tranche B-1 Loan, 4.25%, 3/11/22		803	798,903

			7,932,563
Technology Hardware, Storage & Peripherals — 0.1%
CDW LLC (FKA CDW Corp.), Term Loan, 3.25%, 4/29/20		503	501,248

Floating Rate Loan Interests (b)		Par (000)	Value
Trading Companies & Distributors — 1.3%
American Builders & Contractors Supply Co., Inc., Term B Loan, 3.50%, 4/16/20	USD	588	$587,305
Beacon Roofing Supply, Inc., Initial Term Loan, 4.00%, 10/01/22		393	392,208
GYP Holdings III Corp., Term Loan (First Lien), 4.75%, 4/01/21		542	510,973
HD Supply, Inc., Incremental Term Loan, 3.75%, 8/13/21		2,249	2,234,083
MRC Global (U.S.), Inc. (FKA McJunkin Red Man Corp.), Term Loan, 4.75%, 11/08/19		96	91,385
Solenis International LP (Solenis Holdings 3 LLC) (AKA Ashland Water Technologies):
Initial Dollar Term Loan (First Lien), 4.25%, 7/31/21		596	571,981
Initial Term Loan (Second Lien), 7.75%, 7/31/22		540	451,170

			4,839,105
Wireless Telecommunication Services — 0.7%
SBA Senior Finance II LLC, Incremental Tranche B-1 Term Loan 3.25%, 3/24/21		1,001	994,981
T-Mobile USA, Inc., Senior Lien Term Loan, 3.50%, 11/09/22		1,451	1,456,355

			2,451,336
Total Floating Rate Loan Interests — 69.3%			252,597,928

Foreign Agency Obligations
Canada — 0.0%
NOVA Chemicals Corp., 5.25%, 8/01/23 (a)		35	34,213

Investment Companies — 0.0%		Shares
New Millennium Holdco, Inc. (a)		3,880	58,805

Non-Agency Mortgage-Backed Securities		Par (000)
Commercial Mortgage-Backed Securities — 0.1%
Hilton USA Trust, Series 2013-HLT, Class EFX,
5.22%, 11/05/30 (a)(b)	USD	327	328,924

Preferred Stocks		Shares
Hotels, Restaurants & Leisure — 0.4%
Amaya, Inc., 0.00% (c)		1,942	1,438,762
Wireless Telecommunication Services — 0.0%
CF-B L2 (D), LLC (Acquired 4/08/15, 11/30/15, 12/15/15, cost $53,170), 0.00% (c)(d)		53,536	57,230
Total Preferred Securities — 0.4%			1,495,992
Total Long-Term Investments (Cost — $348,318,400) — 93.2%			339,792,878

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (i)(j)	24,006,337	$24,006,337
Total Short-Term Securities (Cost — $ 24,006,337) — 6.6%		24,006,337
Total Investments (Cost — $ 372,324,737) — 99.8%		363,799,215
Other Assets Less Liabilities — 0.2%		720,371

Net Assets — 100.0%		$364,519,586

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate as of period end.
(c)	Non-income producing security.
(d)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $57,823 and an original cost of $53,763 which was less than 0.05% of its net assets.
(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(f)	Issuer filed for bankruptcy and/or is in default of interest payments.
(g)	Zero-coupon bond.
(h)	Amount is less than $500.
(i)	During the six months ended March 31, 2016, investments in issuers considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2015	Net Activity	Shares Held at March 31, 2016	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	24,806,596	(800,259)	24,006,337	$31,021	$675

(j)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,516,360	CAD	2,054,000	Westpac Banking Corp.	4/05/16	$(65,172)
USD	174,359	EUR	160,000	Morgan Stanley & Co. International PLC	4/05/16	(7,733)
USD	328,402	GBP	237,000	Royal Bank of Scotland PLC	4/05/16	(11,994)
USD	1,588,051	CAD	2,054,000	Westpac Banking Corp.	5/04/16	6,462
USD	182,429	EUR	160,000	Morgan Stanley & Co. International PLC	5/04/16	179
USD	340,783	GBP	237,000	Royal Bank of Scotland PLC	5/04/16	358
Total						$(77,900)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	53

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

Centrally Cleared Credit Default Swaps — Sell Protection

Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 25 Version 1	5.00%	12/20/20	B+	USD	3,000	$64,876

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of period end, the fair values of derivative financial instruments were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$6,999	—	—	$6,999
Swaps — centrally cleared	Net unrealized appreciation[1]	—	$64,876	—	—	—	—	64,876

Total		—	$64,876	—	6,999	—	—	$71,875

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$84,899	—	—	$84,899

[1]	Includes cumulative appreciation (depreciation) on centrally cleared swaps, if any, as reported in the Schedule of Investments.

For the six months ended March 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$194,495	—	—	$194,495
Swaps	—	$(20,340)	—	—	—	—	(20,340)

Total	—	$(20,340)	—	$194,495	—	—	$174,155

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$(169,930)	—	—	$(169,930)
Swaps	—	$64,876	—	—	—	—	64,876

Total	—	$64,876	—	$(169,930)	—	—	$(105,054)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,575,152
Average amounts sold — in USD	$104,516
Credit default swaps:
Average notional value — sell protection	$4,750,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts.	$6,999	$84,899
Swaps - Centrally cleared	8,763	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$15,762	$84,899
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(8,763)	—

Total derivative assets and liabilities subject to an MNA	$6,999	$84,899

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Morgan Stanley & Co. International PLC	$179	$(179)	—	—	—
Royal Bank of Scotland PLC	358	(358)	—	—	—
Westpac Banking Corp.	6,462	(6,462)	—	—	—

Total	$6,999	$(6,999)	—	—	—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Morgan Stanley & Co.
International PLC	$7,733	$(179)	—	—	$7,554
Royal Bank of Scotland PLC	11,994	(358)	—	—	11,636
Westpac Banking Corp.	65,172	(6,462)	—	—	58,710

Total	$84,899	$(6,999)	—	—	$77,900

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy.

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$453,354	—	$453,354
Common Stocks	—	154,888	$593	155,481
Corporate Bonds	—	84,668,181	—	84,668,181
Floating Rate Loan Interests	—	242,180,278	10,417,650	252,597,928
Foreign Agency Obligations	—	34,213	—	34,213
Investment Companies	—	—	58,805	58,805

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	55

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

	Level 1	Level 2	Level 3	Total

Non-Agency Mortgage-Backed Securities	—	$328,924	—	$328,924
Preferred Securities	—	—	$1,438,762	1,438,762
Short-Term Securities	$24,006,337	—	—	24,006,337

Subtotal	$24,006,337	$327,819,838	$11,915,810	$363,741,985

Investments Valued at NAV[1]:				57,230

Total investments				$363,799,215

[1] As of March 31, 2016, certain of the Fund’s investments were fair valued using NAV per share or its equivalent and have been excluded from the fair value hierarchy.

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$64,876	—	$64,876
Foreign currency exchange contracts	—	6,999	—	6,999
Liabilities:
Foreign currency exchange contracts	—	(84,899)	—	(84,899)

Total	—	$(13,024)	—	$(13,024)

[1] Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$333,914	—	—	$333,914
Foreign currency at value	1,543	—	—	1,543
Cash pledged for centrally cleared swaps	200,000	—	—	200,000

Total	$535,457	—	—	$535,457

During the six months ended March 31, 2016, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (concluded)	BlackRock Secured Credit Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Floating Rate Loan Interests	Investment Companies	Preferred Securities	Total
Assets:
Opening Balance, as of September 30, 2015[1]	$358,380	—	$8,231,484	—	$1,696,067	$10,285,931
Transfers into Level 3[2]	—	—	8,305,548	—	—	8,305,548
Transfers out of Level 3	—	—	(3,334,681)	—	—	(3,334,681)
Accrued discounts/premiums	4	—	5,484	—	—	5,488
Net realized gain (loss)	(5,201)	—	(77,502)	—	—	(82,703)
Net change in unrealized appreciation (depreciation)[3,4]	1,417	—	(565,312)	$58,805	(257,305)	(762,395)
Purchases	—	$593	150,684	—	—	151,277
Sales	(354,600)	—	(2,298,055)	—	—	(2,652,655)

Closing Balance, as of March 31, 2016	—	$593	$10,417,650	$58,805	$1,438,762	$11,915,810

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016[4]	—	—	$(624,200)	$58,805	$(257,305)	$(822,700)

[1]

The opening balance of Preferred Securities has been restated to exclude certain investments amounting to $47,115 that were fair valued using NAV per share (or its equivalent) that have been excluded from the fair value hierarchy.

[2]

As of September 30, 2015, the Fund used observable inputs in determining the value of certain investments. As of March 31, 2016, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value transferred from Level 2 to Level 3 in the disclosure hierarchy.

[3]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
[4]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	57

Schedule of Investments March 31, 2016 (Unaudited)	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cedar Funding III CLO Ltd., Series 2014-3A, Class A1, 2.15%, 5/20/26 (a)(b)	USD	4,500	$4,443,750
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 1.72%, 8/15/25 (a)(b)		5,800	5,702,420
Fannie Mae REMIC Trust, Series 1996-W1, Class AL, 7.25%, 3/25/26 (b)		10	10,780
Invitation Homes Trust:
Series 2014-SFR1, Class A, 1.44%, 6/17/31 (a)(b)		996	973,937
Series 2014-SFR3, Class A, 1.64%, 12/17/31 (a)(b)		908	891,170
OCP CLO Ltd., Series 2012-2A, Class A2, 2.10%, 11/22/23 (a)(b)		6,732	6,724,674
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, 1.74%, 4/20/25 (a)(b)		4,500	4,401,900
Progress Residential Trust:
Series 2015-SFR1, Class A, 1.84%, 2/17/32 (a)(b)		4,500	4,440,901
Series 2015-SFR2, Class A, 2.74%, 6/12/32 (a)		2,199	2,197,567
SMB Private Education Loan Trust, Series 2015-C, Class A3, 2.39%, 8/15/24 (a)(b)		1,400	1,357,624
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.68%, 5/17/32 (a)(b)		1,800	1,753,623
Washington Mill CLO Ltd., Series 2014-1A, Class A1, 2.12%, 4/20/26 (a)(b)		4,100	4,053,260
Total Asset-Backed Securities — 4.6%			36,951,606

Corporate Bonds
Banks — 7.6%
Bank of Nova Scotia, 1.75%, 3/22/17 (a)		5,601	5,650,586
Toronto-Dominion Bank:
1.63%, 9/14/16 (a)		34,825	34,944,345
1.50%, 3/13/17 (a)		19,399	19,480,262

Total Corporate Bonds — 7.6%			60,075,193

Foreign Government Obligations
Germany — 0.5%
Deutsche Bundesrepublik Inflation Linked Bonds, 0.10%, 4/15/26	EUR	3,055	3,775,616
Indonesia — 0.0%
Republic of Indonesia, 4.75%, 1/08/26		237	248,638
Mexico — 0.3%
United Mexican States, 8.00%, 12/07/23	MXN	35,000	2,304,429
Total Foreign Government Obligations — 0.8%			6,328,683

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 3.0%
Banc of America Commercial Mortgage Trust,
Series 2007-1, Class A4, 5.45%, 1/15/49	USD	3,585	3,662,904
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 1.94%, 7/05/33 (a)(b)		6,500	6,466,485
Commercial Mortgage Pass-Through Certificates, Series 2015-CR25, Class A4, 3.76%, 8/10/48		3,950	4,241,964

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 1.74%, 12/15/16 (a)(b)	USD	9,116	$9,037,272

			23,408,625
Interest Only Commercial Mortgage-Backed Securities — 2.6%
Commercial Mortgage Pass-Through Certificates:
Series 2013-CR7, Class XA, 1.49%, 3/10/46 (b)		31,879	2,057,655
Series 2014-CR14, Class XA, 0.86%, 2/10/47 (b)		12,262	464,329
Series 2015-CR22, Class XA, 1.03%, 3/10/48 (b)		21,253	1,294,546
Series 2015-CR24, Class XA, 0.89%, 8/10/55 (b)		11,330	710,986
Series 2015-CR25, Class XA, 0.97%, 8/10/48 (b)		21,312	1,438,393
Series 2015-LC21, Class XA, 0.88%, 7/10/48 (b)		69,567	3,580,731
Commercial Mortgage Trust:
Series 2015-DC1, Class XA, 1.18%, 2/10/48 (b)		32,015	2,216,362
Series 2015-LC19, Class XA, 1.23%, 2/10/48 (b)		14,291	1,157,977
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.81%, 2/10/34 (a)(b)		34,974	1,468,513
Series 2015-TEXW, Class XA, 0.77%, 2/10/34 (a)(b)		29,200	1,175,869
Series 2015-WEST, Class XA, 0.93%, 2/10/37 (a)(b)		14,700	1,024,577
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class XA, 0.97%, 4/15/50 (b)		20,086	1,193,702
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (a)(b)		209,921	1,010,709
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class XA, 1.15%, 10/15/48 (b)		6,985	551,523
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 1.82%, 5/25/36 (a)(b)		563	3,551
Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class XA, 1.03%, 9/15/58 (b)		9,450	648,271
WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Class XA, 1.42%, 3/15/47 (b)		12,344	836,854

			20,834,548
Total Non-Agency Mortgage-Backed Securities — 5.6%			44,243,173

Project Loans — 0.0%
Federal Housing Authority, USGI Project, Series 56, 7.46%, 1/01/23		24	23,005

U.S. Government Sponsored Agency Securities
Agency Obligations — 3.7%
Federal Home Loan Bank, 4.00%, 4/10/28		4,100	4,723,426
Freddie Mac, 6.25%, 7/15/32		17,000	24,857,298

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

U.S. Government Sponsored Agency Securities		Par (000)	Value
Agency Obligations (continued)
Small Business Administration Participation Certificates:
Series 1996-20H, 7.25%, 8/01/16	USD	11	$10,978
Series 1996-20J, 7.20%, 10/01/16		28	28,494
Series 1998-20J, Class 1, 5.50%, 10/01/18		110	113,275

			29,733,471
Collateralized Mortgage Obligations — 0.9%
Fannie Mae:
Series 2002-T6, Class A1, 3.31%, 2/25/32		45	45,165
Series 2014-27, Class VC, 4.00%, 5/25/31		3,236	3,584,752
Ginnie Mae, Series 2014-107, Class WX, 6.83%, 7/20/39 (b)		2,675	3,176,821

			6,806,738
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Freddie Mac:
Series K043, Class X1, 0.55%, 12/25/24 (b)		28,223	1,134,093
Series K718, Class X1, 0.65%, 1/25/22 (b)		3,772	119,529
Ginnie Mae:
Series 2005-9, Class IO, 0.58%, 1/16/45		9,459	201,028
Series 2005-50, Class IO, 0.50%, 6/16/45		4,519	38,416
Series 2006-30, Class IO, 2.15%, 5/16/46		2,306	161,487

			1,654,553
Mortgage-Backed Securities — 97.8%
Fannie Mae Mortgage-Backed Securities:
2.23%, 10/01/42 (b)		995	1,028,047
2.50%, 4/01/30-4/01/31 (c)		7,212	7,418,885
2.84%, 3/01/44 (b)		1,643	1,695,038
3.00%, 11/01/26-4/01/46 (c)		212,212	217,970,162
3.16%, 12/01/40 (b)		755	788,126
3.50%, 11/01/28-4/01/46 (c)		77,736	82,071,090
3.51%, 9/01/41 (b)		858	908,824
4.00%, 1/01/25-4/01/46 (c)		47,908	51,480,851
4.50%, 2/01/25-4/01/46 (c)		37,070	40,418,779
5.00%, 11/01/32-4/01/46 (c)		58,478	64,705,004
5.50%, 2/01/35-4/01/46 (c)		10,044	11,333,625
6.00%, 5/01/33-4/01/46 (c)		9,103	10,438,588
6.50%, 5/01/40		1,677	1,939,656
Freddie Mac Mortgage-Backed Securities:
2.50%, 3/01/30-4/01/31 (c)		7,014	7,207,273
2.78%, 10/01/45 (b)		2,362	2,438,116
2.81%, 5/01/45 (b)		4,072	4,213,757
2.82%, 5/01/45 (b)		9,815	10,168,674
2.91%, 6/01/42 (b)		816	847,896
3.00%, 5/01/27-4/01/46 (c)		24,758	25,506,475
3.50%, 4/01/31-4/01/46 (c)		37,021	38,879,602
4.00%, 8/01/40-4/01/46 (c)		19,677	21,068,506
4.50%, 2/01/39-4/01/46 (c)		10,913	11,883,275
5.00%, 7/01/35-4/01/46 (c)		7,686	8,497,966
5.50%, 6/01/41-4/01/46 (c)		4,888	5,448,576
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/20/45-4/15/46 (c)		17,446	18,086,634
3.50%, 12/20/41-4/15/46 (c)		46,267	48,970,060
4.00%, 9/20/40-4/15/46 (c)		51,564	55,154,733
4.50%, 12/20/39-4/15/46 (c)		16,685	18,150,971
5.00%, 12/15/38-4/15/46 (c)		7,607	8,418,451

U.S. Government Sponsored Agency Securities		Par (000)		Value
Mortgage-Backed Securities (continued)
7.00%, 6/15/23-3/15/24	USD	—	(d)	$162

				777,137,802
Total U.S. Government Sponsored Agency Securities — 102.6%				815,332,564

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.88%, 8/15/45 (e)		16,314		17,160,289
3.00%, 11/15/45 (e)		16,821		18,159,447
2.50%, 2/15/46 (e)		12,706		12,388,846
U.S. Treasury Notes:
0.88%, 11/30/17-3/31/18		58,077		58,224,105
1.00%, 12/31/17-3/15/19 (e)		48,126		48,335,361
0.75%, 1/31/18-2/15/19 (e)		79,453		79,332,496
1.25%, 12/15/18-3/31/21 (e)		45,360		45,659,460
1.13%, 1/15/19-2/28/21 (e)		51,039		51,213,495
1.63%, 11/30/20-2/15/26 (e)		69,069		69,895,573
1.75%, 12/31/20-1/31/23		16,134		16,380,882
1.38%, 1/31/21		9,543		9,611,595
2.00%, 11/30/22-8/15/25		37,706		38,735,883
2.13%, 12/31/22		20,692		21,493,815
2.25%, 11/15/25		1,094		1,138,780
Total U.S. Treasury Obligations — 61.4%				487,730,027
Total Long-Term Investments (Cost — $1,440,242,490) — 182.6%				$1,450,684,251

Short-Term Securities		Shares
Money Market Funds — 0.2%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (f)(g)		1,267,515		1,267,515
Total Short-Term Securities (Cost — $1,267,515) — 0.2%				1,267,515

Options Purchased
(Cost — $272,429) — 0.0%				308,966
Total Investments Before TBA Sale Commitments and Options Written (Cost — $1,441,782,434) — 182.8%				1,452,260,732

TBA Sale Commitments (c)		Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/31	USD	5,334		(5,475,684)
3.00%, 4/01/31-4/01/46		172,676		(177,028,226)
3.50%, 4/01/31-4/01/46		36,366		(38,256,394)
4.00%, 4/01/31-4/01/46		17,911		(19,075,774)
4.50%, 4/01/46		23,500		(25,558,938)
5.00%, 4/01/46		22,600		(25,001,250)
5.50%, 4/01/46		6,310		(7,071,595)
6.00%, 4/01/46		4,400		(5,015,441)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	59

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

TBA Sale Commitments(c)		Par (000)	Value
Freddie Mac Mortgage-Backed Securities:
2.50%, 4/01/31	USD	742	$(761,697)
3.50%, 4/01/31-4/01/46		11,570	(12,115,972)
3.00%, 4/01/46		7,351	(7,526,734)
4.00%, 4/01/46		4,709	(5,025,754)
4.50%, 4/01/46		4,062	(4,412,277)
5.00%, 4/01/46		3,805	(4,178,943)
5.50%, 4/01/46		810	(900,112)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 4/15/46		15,369	(16,236,924)
4.00%, 4/15/46		33,924	(36,263,000)
4.50%, 4/15/46		6,976	(7,576,734)
5.00%, 4/15/46		2,736	(2,963,857)
Total TBA Sale Commitments (Proceeds — $398,725,050) — (50.4)%			(400,445,306)

Options Written	Value
(Premiums Received — $860,797) — (0.1)%	$(798,993)
Total Investments Net of TBA Sale Commitments and Options Written — 132.3%	1,051,016,433
Liabilities in Excess of Other Assets — (32.3)%	(256,318,653)

Net Assets — 100.0%	$794,697,780

Notes to Schedule of Investments
(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$42,769,782	$36,795
BNP Paribas Securities Corp.	$2,111,167	$10,569
Citigroup Global Markets, Inc.	$11,122,984	$34,499
Credit Suisse Securities (USA) LLC	$(13,807,555)	$(97,258)
Deutsche Bank Securities, Inc.	$(6,784,379)	$3,778
Goldman Sachs & Co.	$(14,752,418)	$32,436
J.P. Morgan Securities LLC	$(32,669,069)	$(94,419)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(13,568,156)	$(37,150)
Morgan Stanley & Co. LLC	$(8,464,374)	$14,031
Nomura Securities International, Inc.	$11,313,835	$37,935
RBC Capital Markets, LLC	$1,513,215	$7,222
Wells Fargo Securities, LLC	$1,418,877	$7,002

(d)	Amount is less than $500.

(e)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(f)	During the six months ended March 31, 2016, investments in issuers considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2015	Net Activity	Shares Held at March 31, 2016	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	6,093,315	(4,825,800)	1,267,515	$10,122	$269

(g)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements

Credit Suisse Securities (USA) LLC	0.50%	2/04/16	Open	$40,800,000	$40,832,300	U.S. Treasury Obligations	Open/Demand[1]
Credit Agricole Corporate and Investment Bank	0.46%	3/17/16	Open	24,240,000	24,244,646	U.S. Treasury Obligations	Open/Demand[1]
Barclays Capital, Inc.	0.15%	3/31/16	4/01/16	12,340,702	12,340,754	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	0.10%	3/31/16	4/01/16	44,135,868	44,135,990	U.S. Treasury Obligations	Overnight
J.P. Morgan Securities LLC	0.49%	3/31/16	4/01/16	23,931,644	23,931,969	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.00%	3/31/16	4/01/16	18,725,900	18,725,900	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.00%	3/31/16	4/01/16	15,746,886	15,746,886	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.25%	3/31/16	4/01/16	18,045,000	18,045,125	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.65%	3/31/16	4/01/16	28,633,164	28,633,681	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.65%	3/31/16	4/01/16	13,421,205	13,421,447	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.65%	3/31/16	4/01/16	10,487,500	10,487,689	U.S. Treasury Obligations	Overnight
Nomura Securities International, Inc.	0.42%	3/31/16	4/01/16	22,027,500	22,027,757	U.S. Treasury Obligations	Overnight
Credit Agricole Corporate and Investment Bank	0.50%	3/31/16	Open	17,400,000	17,400,243	U.S. Treasury Obligations	Open/Demand[1]

Total				$289,935,369	$289,974,387

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

(24)	Euro-Bund	June 2016	USD 4,460,213	$ (9,851)
(4)	Japanese Government Bonds (10 Year)	June 2016	USD 5,377,405	15,005
(15)	U.S. Treasury Bonds (30 Year)	June 2016	USD 2,466,563	(12,771)
(40)	U.S. Treasury Notes (2 Year)	June 2016	USD 8,750,000	(34,970)
(479)	U.S. Treasury Notes (5 Year)	June 2016	USD 58,037,586	(289,424)
(109)	U.S. Treasury Notes (10 Year)	June 2016	USD 14,212,578	(56,830)
8	U.S. Ultra Treasury Bonds	June 2016	USD 1,380,250	(602)
481	Euro Dollar Futures	December 2016	USD 119,257,938	257,846
(481)	Euro Dollar Futures	December 2017	USD 119,005,413	(510,942)

Total				$(642,539)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	61

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	1,871,016	USD	103,000	Deutsche Bank AG	4/01/16	$ 5,284
USD	103,000	MXN	1,851,349	Citibank N.A.	4/01/16	(4,146)
USD	119,100	RUB	8,457,291	Deutsche Bank AG	4/01/16	(6,743)
USD	104,000	ZAR	1,673,474	JPMorgan Chase Bank N.A.	4/01/16	(9,328)
ZAR	1,632,748	USD	104,000	Bank of America N.A.	4/01/16	6,570
BRL	107,298	USD	28,720	BNP Paribas S.A.	4/04/16	1,088
RUB	6,575,224	EUR	77,859	BNP Paribas S.A.	4/04/16	9,143
RUB	22,923,810	EUR	273,000	Deutsche Bank AG	4/04/16	30,109
USD	28,720	BRL	115,541	BNP Paribas S.A.	4/04/16	(3,378)
MXN	2,017,298	USD	116,000	BNP Paribas S.A.	4/05/16	707
USD	2,800,637	EUR	2,570,000	Morgan Stanley & Co. International PLC	4/05/16	(124,205)
USD	116,000	MXN	2,013,758	Goldman Sachs International	4/05/16	(503)
USD	1,957,962	MXN	35,554,000	Morgan Stanley & Co. International PLC	4/05/16	(98,955)
RUB	7,614,600	USD	105,000	Deutsche Bank AG	4/07/16	8,099
USD	105,000	RUB	7,524,300	Deutsche Bank AG	4/07/16	(6,758)
USD	101,750	ZAR	1,574,300	Bank of America N.A.	4/11/16	(4,652)
USD	196,000	ZAR	3,031,660	Bank of America N.A.	4/11/16	(8,901)
ZAR	4,602,998	USD	297,750	BNP Paribas S.A.	4/11/16	13,353
TRY	338,987	USD	119,000	BNP Paribas S.A.	4/13/16	845
CLP	67,580,370	USD	99,000	BNP Paribas S.A.	4/14/16	1,754
CLP	44,686,620	USD	66,000	Credit Suisse International	4/14/16	622
EUR	123,000	USD	135,941	Goldman Sachs International	4/14/16	4,079
USD	49,500	CLP	33,849,585	Credit Suisse International	4/14/16	(966)
USD	115,500	CLP	79,034,340	Credit Suisse International	4/14/16	(2,331)
USD	133,406	EUR	123,000	UBS AG	4/14/16	(6,614)
RUB	5,207,760	USD	72,000	Deutsche Bank AG	4/15/16	5,165
RUB	13,854,505	USD	193,000	JPMorgan Chase Bank N.A.	4/15/16	12,286
USD	72,250	RUB	4,946,596	Deutsche Bank AG	4/15/16	(1,045)
USD	192,750	RUB	13,226,505	Deutsche Bank AG	4/15/16	(3,231)
EUR	77,500	PLN	333,261	State Street Bank and Trust Co.	4/18/16	(1,056)
USD	119,100	RUB	8,202,417	Deutsche Bank AG	4/18/16	(2,328)
COP	240,757,990	USD	77,333	Credit Suisse International	4/22/16	2,857
MXN	1,763,234	USD	101,760	Citibank N.A.	4/22/16	89
USD	77,333	COP	236,958,603	Credit Suisse International	4/22/16	(1,591)
RUB	6,800,000	USD	100,000	Deutsche Bank AG	4/25/16	456
USD	100,000	RUB	7,008,000	JPMorgan Chase Bank N.A.	4/25/16	(3,529)
USD	98,000	ZAR	1,505,064	BNP Paribas S.A.	4/25/16	(3,444)
BRL	3,010,220	USD	820,000	Goldman Sachs International	4/29/16	10,530
INR	54,899,000	USD	820,000	JPMorgan Chase Bank N.A.	4/29/16	4,465
TRY	2,365,777	USD	820,000	Barclays Bank PLC	4/29/16	12,493
USD	820,000	DKK	5,448,457	Royal Bank of Scotland PLC	4/29/16	(12,687)
USD	820,000	EUR	730,941	Standard Chartered Bank	4/29/16	(12,454)
USD	820,000	SEK	6,768,641	Barclays Bank PLC	4/29/16	(14,609)
ZAR	12,719,840	USD	820,000	BNP Paribas S.A.	4/29/16	36,666
USD	116,000	COP	351,364,000	Credit Suisse International	5/02/16	(965)
USD	820,000	JPY	92,885,500	Deutsche Bank AG	5/02/16	(6,119)
RUB	6,185,600	EUR	80,000	Deutsche Bank AG	5/04/16	27
USD	2,930,263	EUR	2,570,000	Morgan Stanley & Co. International PLC	5/04/16	2,866

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	2,043,912	MXN	35,383,000	JPMorgan Chase Bank N.A.	5/04/16	$ 2,371
AUD	5,090,000	USD	3,914,093	BNP Paribas S.A.	6/15/16	(26,287)
USD	4,059,156	AUD	5,380,000	Morgan Stanley & Co. International PLC	6/15/16	(50,155)
USD	3,823,939	AUD	5,090,000	Westpac Banking Corp.	6/15/16	(63,867)
USD	2,522,000	SAR	9,618,908	BNP Paribas S.A.	11/23/16	(27,531)
USD	1,887,000	SAR	7,171,544	Citibank N.A.	11/23/16	(13,847)
USD	2,560,000	SAR	9,758,720	Citibank N.A.	11/23/16	(26,588)

Total						$(376,889)

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value

Euro Dollar 90-Day	Call	12/16/16	USD	99.13	633	$269,025

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value

USD Currency	Call	BNP Paribas S.A.	4/22/16	TRY	2.95	USD	198	$356
USD Currency	Call	BNP Paribas S.A.	4/22/16	TRY	2.90	USD	119	516
USD Currency	Call	Goldman Sachs Bank USA	4/26/16	BRL	3.75	USD	102	1,076
USD Currency	Call	BNP Paribas S.A.	8/16/16	SAR	3.78	USD	4,115	18,985
USD Currency	Call	Citibank N.A.	8/16/16	SAR	3.78	USD	4,120	19,008

Total								$39,941

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value

Euro Dollar 90-Day	Call	12/16/16	USD	98.38	422	$(224,188)

OTC Interest Rate Swaptions Written

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value

10-Year Interest Rate Swap	Deutsche Bank AG	Call	1.50%	Pay	3-month LIBOR	2/09/18	USD	12,560	$(309,593)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.50%	Receive	3-month LIBOR	2/09/18	USD	12,560	(265,212)

Total									$(574,805)

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

1.26%[1]	3-month LIBOR	N/A	1/12/17	USD	43,005	$(235,584)
1.14%[1]	3-month LIBOR	7/06/16[2]	8/31/20	USD	26,790	13,741
2.13%[3]	3-month LIBOR	N/A	8/25/25	USD	130	6,283
2.18%[1]	3-month LIBOR	N/A	12/14/25	USD	12,190	(693,171)
	6-month Australian
2.83%[3]	Bank Bill Rate	N/A	1/15/26	AUD	12,910	208,294
1.95%[1]	3-month LIBOR	N/A	1/19/26	USD	9,220	(299,176)
1.48%[3]	3-month LIBOR	N/A	2/16/26	USD	1,000	(14,224)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	63

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

2.38%[1]	3-month LIBOR	N/A	4/24/45	USD	1,225	$ (81,399)
2.39%[1]	3-month LIBOR	N/A	4/24/45	USD	1,220	(84,116)
2.83%[3]	3-month LIBOR	N/A	7/10/45	USD	2,350	393,111

Total						$(786,241)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

[3]	Fund pays the floating rate and receives the fixed rate.

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

6.32%[1]	28-day MXIBTIIE	Goldman Sachs International	8/06/25	MXN	5,716	$ 7,762	$(27)	$ 7,789
6.31%[2]	28-day MXIBTIIE	Bank of America N.A.	8/11/25	MXN	2,021	(2,806)	10	(2,816)
6.31%[2]	28-day MXIBTIIE	Bank of America N.A.	8/11/25	MXN	2,021	(2,806)	10	(2,816)
6.31%[2]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	7,502	(10,325)	35	(10,360)
5.96%[1]	28-day MXIBTIIE	Citibank N.A.	1/30/26	MXN	5,861	(2,107)	(80)	(2,027)

Total						$(10,282)	$(52)	$(10,230)

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

Transactions in Options Written for the Six Months Ended March 31, 2016

	Calls			Puts

		Notional (000)		Notional (000)

	Contracts	USD	Premiums Received	USD	Premiums Received

Outstanding options, beginning of period	—	18,700	$ 406,724	24,600	$ 681,585
Options written	422	12,560	540,303	31,550	638,906
Options exercised	—	(10,000)	(61,334)	—	—
Options closed	—	(8,700)	(345,390)	(43,590)	(999,997)

Outstanding options, end of period	422	12,560	$ 540,303	12,560	$ 320,494

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of period end, the fair values of derivative financial instruments were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$ 272,851	—	$ 272,851
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$171,924	—	—	171,924
Options purchased	Investments at value - unaffiliated[2]	—	—	—	39,941	269,025	—	308,966
Swaps - OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	7,844	—	7,844
Swaps - centrally cleared	Net unrealized appreciation[1]	—	—	—	—	621,429	—	621,429

Total		—	—	—	$211,865	$1,171,149	—	$1,383,014

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Liabilities - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$ 915,390	—	$ 915,390
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$548,813	—	—	548,813
Options written	Options written at value	—	—	—	—	798,993	—	798,993
Swaps - OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	18,126	—	18,126
Swaps - centrally cleared	Net unrealized depreciation[1]	—	—	—	—	1,407,670	—	1,407,670

Total		—	—	—	$548,813	$3,140,179	—	$3,688,992

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended March 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	—	—	—	—	$(820,332)	—	$(820,332)
Forward foreign currency exchange contracts	—	—	—	$221,433	—	—	221,433
Options purchased[1]	—	—	—	(10,139)	(180,612)	—	(190,751)
Options written	—	—	—	—	166,423	—	166,423
Swaps	—	—	—	—	(59,851)	—	(59,851)

Total	—	—	—	$211,294	$(894,372)	—	$(683,078)

Net Change in Unrealized Appreciation (Depreciation) on:

Futures contracts	—	—	—	—	$ 551,544	—	$ 551,544
Forward foreign currency exchange contracts	—	—	—	$(569,121)	—	—	(569,121)
Options purchased[2]	—	—	—	(26,172)	141,405	—	115,233
Options written	—	—	—	—	357,864	—	357,864
Swaps	—	—	—	—	(863,863)	—	(863,863)

Total	—	—	—	$(595,293)	$ 186,950	—	$(408,343)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$104,561,132
Average notional value of contracts — short	$241,076,649
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$ 29,086,515
Average amounts sold — in USD	$ 10,964,415
Options:
Average value of option contracts purchased	$ 232,332
Average value of option contracts written	$ 112,094
Average notional value of swaption contracts purchased	$ 8,352,500
Average notional value of swaption contracts written	$ 20,510,000
Interest rate swaps:
Average notional value — pays fixed rate	$ 90,528,993
Average notional value — receives fixed rate	$ 8,428,935
Total return swaps:
Average notional value	$ 3,568,284[1]

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	65

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities

Derivative Financial Instruments:

Futures contracts	$47,561		$215,487
Forward foreign currency exchange contracts	171,924		548,813
Options	308,966	[1]	798,993
Swaps - Centrally cleared	—		127,196
Swaps - OTC[2]	7,844		18,126

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$536,295		$1,708,615
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(316,586)		(566,871)

Total derivative assets and liabilities subject to an MNA	$219,709		$1,141,744

[1]	Includes options purchased at value which is included in Investments at value - unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]

Bank of America N.A.	$6,590	$(6,590)	—	—	—
Barclays Bank PLC	12,493	(12,493)	—	—	—
BNP Paribas S.A.	83,413	(60,640)	—	—	$ 22,773
Citibank N.A.	19,097	(19,097)	—	—	—
Credit Suisse International	3,479	(3,479)	—	—	—
Deutsche Bank AG	49,175	(49,175)	—	—	—
Goldman Sachs Bank USA	1,076	—	—	—	1,076
Goldman Sachs International	22,398	(530)	—	—	21,868
JPMorgan Chase Bank N.A.	19,122	(12,857)	—	—	6,265
Morgan Stanley & Co. International PLC	2,866	(2,866)	—	—	—

Total	$219,709	$(167,727)	—	—	$ 51,982

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]

Bank of America N.A.	$19,185	$(6,590)	—	—	$ 12,595
Barclays Bank PLC	14,609	(12,493)	—	—	2,116
BNP Paribas S.A.	60,640	(60,640)	—	—	—
Citibank N.A.	46,688	(19,097)	—	—	27,591
Credit Suisse International	5,853	(3,479)	—	—	2,374
Deutsche Bank AG	611,389	(49,175)	—	$ (562,214)	—
Goldman Sachs International	530	(530)	—	—	—
JPMorgan Chase Bank N.A.	12,857	(12,857)	—	—	—
Morgan Stanley & Co. International PLC	273,315	(2,866)	—	—	270,449
Royal Bank of Scotland PLC	12,687	—	—	—	12,687
Standard Chartered Bank	12,454	—	—	—	12,454
State Street Bank and Trust Co.	1,056	—	—	—	1,056
UBS AG	6,614	—	—	—	6,614
Westpac Banking Corp.	63,867	—	—	—	63,867

Total	$1,141,744	$(167,727)	—	$ (562,214)	$ 411,803

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[4]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Fair Value Hierarchy as of period end

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy.

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$24,052,696	$12,898,910	$36,951,606
Corporate Bonds	—	60,075,193	—	60,075,193
Foreign Government Obligations	—	6,328,683	—	6,328,683
Non-Agency Mortgage-Backed Securities	—	43,532,187	710,986	44,243,173
Project Loans	—	—	23,005	23,005
U.S. Government Sponsored Agency Securities	—	815,332,564	—	815,332,564
U.S. Treasury Obligations	—	487,730,027	—	487,730,027
Short-Term Securities:
Money Market Funds	$1,267,515	—	—	1,267,515
Options Purchased:
Foreign Currency Exchange Contracts	—	39,941	—	39,941
Interest Rate Contracts	269,025	—	—	269,025
Liabilities:
Investments:
TBA Sale Commitments	—	(400,445,306)	—	(400,445,306)

Total	$1,536,540	$1,036,645,985	$13,632,901	$1,051,815,426

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$171,924	—	$171,924
Interest rate contracts	$272,851	629,218	—	902,069
Liabilities:
Foreign currency exchange contracts	—	(548,813)	—	(548,813)
Interest rate contracts	(1,139,578)	(2,000,494)	—	(3,140,072)

Total	$(866,727)	$(1,748,165)	—	$(2,614,892)

[1]   Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$193,990	—	—	$193,990
Foreign currency at value	142,281	—	—	142,281
Cash pledged:
Futures contracts	775,650	—	—	775,650
Collateral — OTC derivatives	740,000	—	—	740,000
Centrally cleared swaps	827,560	—	—	827,560
Liabilities:
Reverse repurchase agreements	—	$(289,974,387)	—	(289,974,387)
Cash received as collateral for reverse repurchase agreements	—	(393,000)	—	(393,000)

Total	$2,679,481	$(290,367,387)	—	$(287,687,906)

During the six months ended March 31, 2016, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	67

Schedule of Investments (concluded)	BlackRock U.S. Government Bond Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	Project Loans	Total

Assets:
Opening Balance, as of September 30, 2015	$13,024,300	$1,413,438	$25,281	$14,463,019
Transfers out of Level 3	—	(693,389)	—	(693,389)
Accrued discounts/premiums	2,927	—	(23)	2,904
Net realized gain (loss)	—	—	(23)	(23)
Net change in unrealized appreciation (depreciation)[1,2]	(128,317)	(9,063)	(552)	(137,932)
Sales	—	—	(1,678)	(1,678)

Closing Balance, as of March 31, 2016	$12,898,910	$710,986	$23,005	$13,632,901

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016[2]	$(128,317)	$(9,063)	$(552)	$(137,932)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016 end is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	MARCH 31, 2016

Statements of Assets and Liabilities

March 31, 2016 (Unaudited)	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio[1]	BlackRock Investment Grade Bond Portfolio	BlackRock Secured Credit Portfolio	BlackRock U.S. Government Bond Portfolio

Assets

Investments at value — unaffiliated[2]	$1,581,208,878	$3,004,799,705	$79,428,629	$339,792,878	$1,450,993,217
Investments at value — affiliated[3]	3,400,227	865,666	5,983,932	24,006,337	1,267,515
Cash	1,947	1,347,500	13,836	333,914	193,990
Cash pledged:
Collateral — OTC derivatives	—	—	—	—	740,000
Futures contracts	873,310	5,781,820	163,390	—	775,650
Centrally cleared swaps	444,640	1,291,400	140,190	200,000	827,560
Foreign currency at value[4]	—	5,668,585	—	1,543	142,281
Receivables:
Investments sold	23,917	10,802,672	52,254	2,720,668	10,993,193
Options written	—	1,958,073	—	—	—
TBA sale commitments	557,313,694	—	—	—	398,725,050
Capital shares sold	2,584,087	11,886,537	93,809	1,426,780	1,149,440
Dividends — affiliated	10,937	6,858	2,238	7,108	1,495
Interest	2,907,633	8,991,755	669,826	2,231,030	3,605,860
From the Manager	52,667	178,016	1,487	45,856	64,075
Principal paydown	88,568	—	7	—	105,280
Swaps	—	—	8,828	—	—
Variation margin on futures contracts	24,453	610,201	50,618	—	47,561
Variation margin on centrally cleared swaps	—	—	—	8,763	—
Inflation rate caps premiums paid	—	71,050	—	—	—
Swap premiums paid	—	153,177	43,427	—	55
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	3,161,604	—	6,999	171,924
OTC swaps	—	1,893,266	30,160	—	7,789
Inflation rate caps	—	1,009,881	—	—	—
Prepaid expenses	60,507	60,993	35,911	60,859	79,425
Other assets	—	495	20,477	—	49,076

Total assets	2,148,995,465	3,060,539,254	86,739,019	370,842,735	1,869,940,436

Liabilities

Cash received:
Collateral — reverse repurchase agreements	—	4,490,000	—	—	393,000
Collateral — OTC derivatives	—	3,910,000	—	—	—
Collateral — TBA commitments	333,000	—	—	—	—
Options written at value[5]	—	9,309,905	177,660	—	798,993
TBA sale commitments at value[6]	558,829,578	—	—	—	400,445,306
Payables:
Investments purchased	718,735,554	22,733,989	818,091	4,904,118	379,003,491
Swaps	—	—	—	—	—
Reverse repurchase agreements	28,188,226	389,223,511	—	—	289,974,387
Swaps	—	—	—	—	—
Capital shares redeemed	10,679,428	7,977,568	57,087	796,405	1,962,311
Income dividends	633,475	2	43,589	126,614	691,065
Investment advisory fees	279,137	502,638	6,387	149,086	288,661
Officers’ and Trustees’ fees	9,298	19,900	6,326	7,173	9,752
Other accrued expenses	405,034	1,125,255	93,088	198,860	536,267
Other affiliates	63,047	111,348	3,170	12,474	31,897
Service and distribution fees	140,294	287,331	4,516	43,520	197,904
Variation margin on futures contracts	239,749	822,826	10,941	—	215,487
Variation margin on centrally cleared swaps	70,915	422,110	17,793	—	127,196
Inflation rate caps premiums received	—	1,014,650	—	—	—
Swap premiums received	—	—	181,801	—	107
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	15,706,544	—	84,899	548,813
OTC swaps	—	1,106,386	113,871	—	18,019
Inflation rate caps	—	49,977	—	—	—
Commitments	—	—	—	— [7]	—

Total liabilities	1,318,606,735	458,813,940	1,534,320	6,323,149	1,075,242,656

Net Assets	$830,388,730	$2,601,725,314	$85,204,699	$364,519,586	$794,697,780

Net Assets Consist of

Paid-in capital	$864,491,476	$2,627,735,441	$85,550,801	$379,911,786	$829,968,153
Undistributed (distributions in excess of) net investment income	(3,567,224)	(36,993,073)	311,692	167,135	(2,517,762)
Accumulated net realized loss	(45,292,892)	(131,110,771)	(2,022,049)	(7,017,428)	(39,800,135)
Net unrealized appreciation (depreciation)	14,757,370	142,093,717	1,364,255	(8,541,907)	7,047,524

Net Assets	$830,388,730	$2,601,725,314	$85,204,699	$364,519,586	$794,697,780

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$1,563,935,817	$2,854,669,353	$77,929,013	$348,318,400	$1,440,514,919
[3] Investments at cost — affiliated	$3,400,227	$865,666	$5,983,932	$24,006,337	$1,267,515
[4] Foreign currency at cost	—	$5,560,889	—	$1,794	$140,524
[5] Premiums received	—	$14,405,117	$179,045	—	$860,797
[6] Proceeds from TBA sale commitments	$557,313,694	—	—	—	$398,725,050
[7] See Note 4 of the Notes to Financial Statements for details of commitments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	69

Statements of Assets and Liabilities (concluded)

		BlackRock	BlackRock
	BlackRock	Inflation	Investment	BlackRock	BlackRock
	GNMA	Protected	Grade Bond	Secured Credit	U.S. Government
March 31, 2016 (Unaudited)	Portfolio	Bond Portfolio[1]	Portfolio	Portfolio	Bond Portfolio

Net Asset Value

Institutional
Net assets	$444,528,817	$1,531,987,660	$11,022,733	$228,966,761	$176,837,978

Shares outstanding[2]	45,034,602	143,236,831	1,128,741	23,211,151	16,554,915

Net asset value	$9.87	$10.70	$9.77	$9.86	$10.68

Service
Net assets	$24,207,890	$43,008,863	—	—	$4,139,689

Shares outstanding[2]	2,455,569	4,063,593	—	—	387,779

Net asset value	$9.86	$10.58	—	—	$10.68

Investor A
Net assets	$242,360,662	$456,823,684	$22,622,743	$111,256,169	$479,024,260

Shares outstanding[2]	24,449,052	43,617,905	2,316,502	11,281,059	44,743,754

Net asset value	$9.91	$10.47	$9.77	$9.86	$10.71

Investor B1
Net assets	—	—	—	—	$203,258

Shares outstanding[2]	—	—	—	—	19,054

Net asset value	—	—	—	—	$10.67

Investor C
Net assets	$101,791,531	$211,095,146	—	$24,296,656	$51,879,860

Shares outstanding[2]	10,314,909	20,676,106	—	2,462,740	4,852,331

Net asset value	$9.87	$10.21	—	$9.87	$10.69

Investor C1
Net assets	—	—	—	—	$57,885,499

Shares outstanding[2]	—	—	—	—	5,415,717

Net asset value	—	—	—	—	$10.69

Class K
Net assets	$17,499,830	$358,809,961	$51,559,223	—	—

Shares outstanding[2]	1,778,753	34,110,755	5,267,938	—	—

Net asset value	$9.84	$10.52	$9.79	—	—

Class R
Net assets	—	—	—	—	$24,727,236

Shares outstanding[2]	—	—	—	—	2,309,940

Net asset value	—	—	—	—	$10.70

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	MARCH 31, 2016

Statements of Operations

		BlackRock	BlackRock
	BlackRock	Inflation	Investment	BlackRock	BlackRock
	GNMA	Protected	Grade Bond	Secured Credit	U.S. Government
Six Months Ended March 31, 2016 (Unaudited)	Portfolio	Bond Portfolio[1]	Portfolio	Portfolio	Bond Portfolio

Investment Income

Interest[2]	$10,739,184	$(13,416,460)[3]	$1,388,400	$8,543,203	$10,372,430
Dividends — unaffiliated	—	—	31,147	—	—
Dividends — affiliated	32,421	32,060	8,424	31,021	10,122

Total income	10,771,605	(13,384,400)	1,427,971	8,574,224	10,382,552

Expenses

Investment advisory	1,544,055	3,929,905	141,563	874,920	1,967,129
Service and distribution — class specific	779,412	1,740,442	26,563	255,903	1,182,143
Transfer agent — class specific	451,683	1,756,054	23,862	142,698	754,548
Administration	160,656	516,238	17,190	74,368	163,620
Administration — class specific	77,101	270,277	8,088	34,988	78,733
Custodian	62,517	79,762	6,483	5,935	73,064
Registration	49,325	56,953	27,196	45,155	65,293
Professional	60,367	84,127	53,058	72,942	68,061
Accounting services	77,875	209,555	12,159	39,067	79,061
Printing	27,734	74,305	9,027	16,611	32,939
Officers and Trustees	15,507	31,269	10,529	12,320	15,876
Miscellaneous	21,417	62,982	8,765	63,094	31,194
Recoupment of past waived fees — class specific	—	—	—	—	226

Total expenses excluding interest expense	3,327,649	8,811,869	344,483	1,638,001	4,511,887
Interest expense[4]	48,512	908,975	—	—	383,808

Total expenses	3,376,161	9,720,844	344,483	1,638,001	4,895,695
Less:
Fees waived by Manager	(23,107)	(720,193)	(103,684)	(9,806)	(290,386)
Administration fees waived — class specific	(49,165)	(264,749)	(8,079)	(34,988)	(78,687)
Transfer agent fees waived — class specific	(11,677)	(5,137)	(346)	(870)	(20,305)
Transfer agent fees reimbursed — class specific	(177,377)	(305,420)	(7,355)	(111,295)	(235,598)

Total expenses after fees waived and reimbursed	3,114,835	8,425,345	225,019	1,481,042	4,270,719

Net investment income (loss)	7,656,770	(21,809,745)	1,202,952	7,093,182	6,111,833

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	4,022,049	(50,680,483)	(506,029)	(4,697,072)	3,480,917
Capital gain distributions received from affiliated underlying funds	322	903	130	675	269
Inflation rate caps and floors	—	(67,710)	—	—	—
Options written	—	12,895,563	48,747	—	166,423
Futures contracts	(1,694,045)	(10,015,846)	438,572	—	(820,332)
Swaps	398,035	(5,729,903)	(163,915)	(20,340)	(59,851)
Foreign currency transactions	—	3,735,956	(357)	194,525	730,772

	2,726,361	(49,861,520)	(182,852)	(4,522,212)	3,498,198

Net change in unrealized appreciation (depreciation) on:
Investments	3,656,563	163,683,386	1,650,860	380,969	4,748,319
Options written	—	(2,429,610)	(46,387)	—	357,864
Futures contracts	829,412	743,511	(72,001)	—	551,544
Inflation rate caps and floors	—	36,729	—	—	—
Swaps	(1,125,989)	(786,086)	(18,507)	64,876	(863,863)
Unfunded floating rate loan interests	—	—	—	217	—
Foreign currency translations	—	(17,772,844)	1	(172,957)	(568,993)

	3,359,986	143,475,086	1,513,966	273,105	4,224,871

Net realized and unrealized gain (loss)	6,086,347	93,613,566	1,331,114	(4,249,107)	7,723,069

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,743,117	$71,803,821	$2,534,066	$2,844,075	$13,834,902

[1]	Consolidated Statement of Operations.

[2]	Includes monthly inflationary and deflationary adjustments to income for applicable funds. See Note 4 of the Notes to Financial Statements.

[3]	Includes amortization of bond premiums and deflationary adjustments for U.S. Treasury and Foreign Government Inflation Bonds which exceeded the aggregate of interest accrued to income for the period.

[4]	See Note 4 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	71

Statements of Changes in Net Assets

	BlackRock GNMA Portfolio		BlackRock Inflation Protected Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (Unaudited)[1]	Year Ended September 30, 2015

Operations

Net investment income (loss)	$7,656,770	$9,290,174	$(21,809,745)	$13,715,231
Net realized gain (loss)	2,726,361	1,671,794	(49,861,520)	(1,600,946)
Net change in unrealized appreciation (depreciation)	3,359,986	5,292,154	143,475,086	(97,435,209)

Net increase (decrease) in net assets resulting from operations	13,743,117	16,254,122	71,803,821	(85,320,924)

Distributions to Shareholders[2]

From net investment income:
Institutional	(6,348,615)	(10,037,829)	(31,569,078)	(15,091,546)
Service	(344,829)	(923,948)	(764,841)	(544,814)
Investor A	(2,577,964)	(3,307,380)	(8,778,085)	(6,650,675)
Investor B	—	(8,580)	—	(10,717)
Investor C	(918,106)	(1,416,372)	(4,230,589)	(3,398,886)
Class K	(251,088)	(294,781)	(6,523,287)	(4,308,103)
From return of capital:
Institutional	—	(143,892)	—	—
Service	—	(13,245)	—	—
Investor A	—	(47,411)	—	—
Investor B	—	(123)	—	—
Investor C	—	(20,303)	—	—
Class K	—	(4,226)	—	—

Decrease in net assets resulting from distributions to shareholders	(10,440,602)	(16,218,090)	(51,865,880)	(30,004,741)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	74,076,588	25,992,928	(302,152,549)	449,825,314

Net Assets

Total increase (decrease) in net assets	77,379,103	26,028,960	(282,214,608)	334,499,649
Beginning of period	753,009,627	726,980,667	2,883,939,922	2,549,440,273

End of period	$830,388,730	$753,009,627	$2,601,725,314	$2,883,939,922

Undistributed (distributions in excess of) net investment income, end of period	$(3,567,224)	$(783,392)	$(36,993,073)	$36,682,552

[1]	Consolidated Statement of Changes in Net Assets.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	MARCH 31, 2016

Statements of Changes in Net Assets (continued)

	BlackRock Investment Grade Bond Portfolio		BlackRock Secured Credit Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

Operations

Net investment income	$1,202,952	$2,271,918	$7,093,182	$10,962,975
Net realized gain (loss)	(182,852)	771,333	(4,522,212)	(1,822,595)
Net change in unrealized appreciation (depreciation)	1,513,966	(2,631,735)	273,105	(7,839,545)

Net increase in net assets resulting from operations	2,534,066	411,516	2,844,075	1,300,835

Distributions to Shareholders[1]

From net investment income:
Institutional	(136,030)	(266,946)	(4,825,242)	(6,831,208)
Investor A	(271,720)	(415,837)	(2,211,021)	(3,863,741)
Investor C	—	—	(419,862)	(759,617)
Class K	(733,108)	(1,482,528)	—	—
From net realized gain:
Institutional	—	—	—	(162,248)
Investor A	—	—	—	(113,453)
Investor C	—	—	—	(29,719)

Decrease in net assets resulting from distributions to shareholders	(1,140,858)	(2,165,311)	(7,456,125)	(11,759,986)

Capital Share Transactions

Net increase in net assets derived from capital share transactions	4,284,373	3,095,907	24,622,277	124,065,239

Net Assets

Total increase in net assets	5,677,581	1,342,112	20,010,227	113,606,088
Beginning of period	79,527,118	78,185,006	344,509,359	230,903,271

End of period	$85,204,699	$79,527,118	$364,519,586	$344,509,359

Undistributed net investment income, end of period	$311,692	$249,598	$167,135	$530,078

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	73

Statements of Changes in Net Assets (concluded)

	BlackRock U.S. Government Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

Operations

Net investment income	$6,111,833	$11,279,739
Net realized gain	3,498,198	4,535,451
Net change in unrealized appreciation (depreciation)	4,224,871	4,597,807

Net increase in net assets resulting from operations	13,834,902	20,412,997

Distributions to Shareholders[1]

From net investment income:
Institutional	(2,294,716)	(3,471,914)
Service	(51,684)	(81,582)
Investor A	(6,602,391)	(10,439,057)
Investor B	—	(6,313)
Investor B1	(2,452)	(21,361)
Investor C	(471,859)	(638,843)
Investor C1	(666,065)	(1,080,088)
Class R	(276,805)	(388,362)

Decrease in net assets resulting from distributions to shareholders	(10,365,972)	(16,127,520)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(23,023,689)	(32,793,152)

Net Assets

Total decrease in net assets	(19,554,759)	(28,507,675)
Beginning of period	814,252,539	842,760,214

End of period	$794,697,780	$814,252,539

Undistributed (distributions in excess of) net investment income, end of period	$(2,517,762)	$1,736,377

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	MARCH 31, 2016

Statements of Cash Flows

Six Months Ended March 31, 2016 (Unaudited)	BlackRock Inflation Protected Bond Portfolio	BlackRock U.S. Government Bond Portfolio

Cash Provided by Operating Activities

Net Increase in net assets resulting from operations	$71,803,821	$13,834,902
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(769,046,209)	(5,437,453,286)
Proceeds from sales of long-term investments	1,258,781,916	5,543,075,719
Net proceeds from sales of short-term securities	1,028,491	4,825,800
Amortization of premium and accretion of discount on investments	7,276,978	1,532,169
Net realized gain (loss) on investments and options written	37,784,017	(3,647,609)
Net unrealized gain (loss) on investments, options written, foreign currency translations, swaps, inflation rate caps	(141,525,530)	(4,505,731)
Premiums received from options written	17,566,574	1,179,209
Premiums paid on closing options written	(10,461,029)	(1,178,965)
(Increase) Decrease in assets:
Cash Pledged:
Collateral — centrally cleared swaps	(726,790)	(338,800)
Collateral — OTC derivatives	5,760,000	360,000
Futures contracts	(1,691,000)	883,000
Receivables:
Dividends receivable — affiliated	(3,166)	(849)
Options written	(1,958,073)	—
Interest	407,207	(427,077)
Principal paydown	—	(96,383)
From the Manager	(152,651)	26,447
Swap and inflation rate caps premiums paid	(3,340)	14,906
Variation margin receivable on futures contracts	164,315	101,661
Variation margin receivable on centrally cleared swaps	8,723	—
Prepaid expenses	(8,422)	(26,499)
Other assets	(27)	(2,639)
Increase (Decrease) in liabilities:
Cash received:
Collateral — reverse repurchase agreements	4,490,000	393,000
Collateral — OTC derivatives	3,910,000	—
Variation margin payable on futures contracts	719,749	196,054
Variation margin payable on centrally cleared swaps	422,110	123,600
Payables:
Investment advisory fees	(346,461)	(33,349)
Service and distribution fees	(22,769)	(7,481)
Officers’ and Trustees’ fees	4,298	2,676
Other accrued expenses	(354,371)	33,760
Other affiliates	(44,599)	(34,097)
Swap and inflation rate caps premiums received	—	(5,978)

Net cash provided by operating activities	483,783,762	118,824,160

Cash used for Financing Activities

Net borrowing of reverse repurchase agreements	(259,060,625)	(82,863,231)
Proceeds from issuance of capital shares	396,551,151	161,592,853
Payments on redemption of capital shares	(758,876,501)	(194,399,791)
Cash distributions paid to shareholders	(1,737,725)	(1,907,486)
Decrease in bank overdrafts	(551,354)	(1,080,635)

Net cash used for financing activities	(623,675,054)	(118,658,290)

Cash Impact from Foreign Exchange Fluctuations

Cash impact from foreign exchange fluctuations	310,492	3,795

Cash and Foreign Currency

Net increase (decrease) in cash and foreign currency at value	(139,580,800)	169,665
Cash and foreign currency at value at beginning of period	146,596,885	166,606

Cash and foreign currency at value at end of period	$7,016,085	$336,271

Supplemental Disclosure of Cash Flow Information

Cash paid during the period for interest expense	$846,559	$370,482

Non-Cash Financing Activities

Capital shares issued in reinvestment of distributions paid to shareholders	$50,168,574	$8,486,256

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	75

Financial Highlights	BlackRock GNMA Portfolio

	Institutional
	Six Months Ended March 31, 2016 (Unaudited)

		Year Ended September 30,
		2015	2014	2013	2012	2011

Per Share Operating Performance

Net asset value, beginning of period	$9.83	$9.83	$9.73	$10.49	$10.47	$10.47

From net investment income[1]	0.11	0.15	0.15	0.12	0.23	0.28
Net realized and unrealized gain (loss)	0.08	0.09	0.20	(0.30)	0.32	0.42

Net increase (decrease) from investment operations	0.19	0.24	0.35	(0.18)	0.55	0.70

Distributions:[2]
From net investment income	(0.15)	(0.24)	(0.24)	(0.38)	(0.41)	(0.34)
From return of capital	—	(0.00)[3]	(0.01)	—	—	—
From net realized gain	—	—	—	(0.20)	(0.12)	(0.36)

Total distributions	(0.15)	(0.24)	(0.25)	(0.58)	(0.53)	(0.70)

Net asset value, end of period	$9.87	$9.83	$9.83	$9.73	$10.49	$10.47

Total Return[4]

Based on net asset value	1.90%[5]	2.45%	3.64%	(1.79)%	5.45%	7.02%

Ratios to Average Net Assets

Total expenses	0.67%[6]	0.82%[7]	0.83%[7]	0.84%	0.82%	0.82%[8]

Total expenses after fees waived, reimbursed and paid indirectly	0.56%[6]	0.55%[7]	0.55%[7]	0.58%	0.57%	0.55%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.55%[6]	0.55%[7]	0.55%[7]	0.55%	0.55%	0.55%

Net investment income	2.23%[6]	1.49%[7]	1.57%[7]	1.24%	2.25%	2.71%

Supplemental Data

Net assets, end of period (000)	$444,529	$420,167	$390,925	$428,182	$622,556	$462,058

Portfolio turnover rate[9]	557%	1,164%	1,258%	1,405%	741%	743%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.
[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Investments in underlying funds	N/A	0.03%	0.04%	N/A	N/A	N/A

[8]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding mortgage dollar roll transactions)	242%	429%	401%	480%	247%	213%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,580%	1,400%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	719%	571%

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Service
	Six Months
	Ended
	March 31,
	2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance

Net asset value, beginning of period	$9.82	$9.82	$9.71	$10.48	$10.45	$10.46

Net investment income[1]	0.09	0.11	0.12	0.08	0.20	0.24
Net realized and unrealized gain (loss)	0.08	0.09	0.21	(0.31)	0.32	0.41

Net increase (decrease) from investment operations	0.17	0.20	0.33	(0.23)	0.52	0.65

Distributions:[2]
From net investment income	(0.13)	(0.20)	(0.21)	(0.34)	(0.37)	(0.30)
From return of capital	—	(0.00)[3]	(0.01)	—	—	—
From net realized gain	—	—	—	(0.20)	(0.12)	(0.36)

Total distributions	(0.13)	(0.20)	(0.22)	(0.54)	(0.49)	(0.66)

Net asset value, end of period	$9.86	$9.82	$9.82	$9.71	$10.48	$10.45

Total Return[4]

Based on net asset value	1.72%[5]	2.09%	3.39%	(2.23)%	5.19%	6.55%

Ratios to Average Net Assets

Total expenses	1.00%[6]	1.16%[7]	1.13%[7,8]	1.17%[8]	1.11%[8]	1.15%[8]

Total expenses after fees waived, reimbursed and paid indirectly	0.91%[6]	0.90%[7]	0.90%[7]	0.93%	0.92%	0.90%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.90%[6]	0.90%[7]	0.90%[7]	0.90%	0.90%	0.90%

Net investment income	1.88%[6]	1.15%[7]	1.21%[7]	0.75%	1.88%	2.37%

Supplemental Data

Net assets, end of period (000)	$24,208	$28,828	$52,272	$51,353	$79,211	$35,929

Portfolio turnover rate[9]	557%	1,164%	1,258%	1,405%	741%	743%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.
[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Investments in underlying funds	N/A	0.03%	0.04%	N/A	N/A	N/A

[8]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding mortgage dollar roll transactions)	242%	429%	401%	480%	247%	213%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,580%	1,400%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	719%	571%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	77

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Investor A
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance

Net asset value, beginning of period	$9.87	$9.87	$9.77	$10.54	$10.51	$10.51

Net investment income[1]	0.09	0.11	0.12	0.09	0.20	0.24
Net realized and unrealized gain (loss)	0.08	0.09	0.20	(0.32)	0.32	0.42

Net increase (decrease) from investment operations	0.17	0.20	0.32	(0.23)	0.52	0.66

Distributions:[2]
From net investment income	(0.13)	(0.20)	(0.21)	(0.34)	(0.37)	(0.30)
From return of capital	—	(0.00)[3]	(0.01)	—	—	—
From net realized gain	—	—	—	(0.20)	(0.12)	(0.36)

Total distributions	(0.13)	(0.20)	(0.22)	(0.54)	(0.49)	(0.66)

Net asset value, end of period	$9.91	$9.87	$9.87	$9.77	$10.54	$10.51

Total Return[4]

Based on net asset value	1.72%[5]	2.08%	3.26%	(2.21)%	5.18%	6.62%

Ratios to Average Net Assets

Total expenses	0.91%[6]	1.07%[7]	1.09%[7]	1.09%	1.06%	1.07%

Total expenses after fees waived, reimbursed and paid indirectly	0.91%[6]	0.91%[7]	0.92%[7]	0.93%	0.91%	0.91%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.89%[6]	0.91%[7]	0.92%[7]	0.90%	0.90%	0.91%

Net investment income	1.88%[6]	1.14%[7]	1.24%[7]	0.85%	1.90%	2.36%

Supplemental Data

Net assets, end of period (000)	$242,361	$186,427	$159,325	$310,492	$457,537	$323,201

Portfolio turnover rate[8]	557%	1,164%	1,258%	1,405%	741%	743%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.005) per share.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.
[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Investments in underlying funds	N/A	0.03%	0.04%	N/A	N/A	N/A

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding mortgage dollar roll transactions)	242%	429%	401%	480%	247%	213%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,580%	1,400%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	719%	571%

See Notes to Financial Statements.

78	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Investor C
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011

Per Share Operating Performance

Net asset value, beginning of period	$9.83	$9.83	$9.72	$10.49	$10.46	$10.47

Net investment income[1]	0.05	0.04	0.05	0.01	0.12	0.17
Net realized and unrealized gain (loss)	0.08	0.09	0.20	(0.32)	0.32	0.40

Net increase (decrease) from investment operations	0.13	0.13	0.25	(0.31)	0.44	0.57

Distributions:[2]
From net investment income	(0.09)	(0.13)	(0.13)	(0.26)	(0.29)	(0.22)
From return of capital	—	(0.00)[3]	(0.01)	—	—	—
From net realized gain	—	—	—	(0.20)	(0.12)	(0.36)

Total distributions	(0.09)	(0.13)	(0.14)	(0.46)	(0.41)	(0.58)

Net asset value, end of period	$9.87	$9.83	$9.83	$9.72	$10.49	$10.46

Total Return[4]

Based on net asset value	1.33%[5]	1.32%	2.61%	(2.99)%	4.39%	5.74%

Ratios to Average Net Assets

Total expenses	1.69%[6]	1.82%[7]	1.83%[7]	1.86%	1.82%	1.82%

Total expenses after fees waived, reimbursed and paid indirectly	1.68%[6]	1.66%[7]	1.66%[7]	1.71%	1.67%	1.66%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.67%[6]	1.66%[7]	1.66%[7]	1.68%	1.66%	1.66%

Net investment income	1.12%[6]	0.40%[7]	0.50%[7]	0.10%	1.16%	1.60%

Supplemental Data

Net assets, end of period (000)	$101,792	$100,335	$119,398	$181,926	$311,721	$270,931

Portfolio turnover rate[8]	557%	1,164%	1,258%	1,405%	741%	743%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.005) per share.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.
[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Investments in underlying funds	N/A	0.03%	0.04%	N/A	N/A	N/A

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding mortgage dollar roll transactions)	242%	429%	401%	480%	247%	213%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,580%	1,400%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	719%	571%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	79

Financial Highlights (concluded)	BlackRock GNMA Portfolio

	Class K
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance

Net asset value, beginning of period	$9.80	$9.79	$9.69	$10.47	$10.44	$10.45

Net investment income[1]	0.11	0.15	0.15	0.15	0.23	0.29
Net realized and unrealized gain (loss)	0.08	0.10	0.20	(0.35)	0.33	0.40

Net increase (decrease) from investment operations	0.19	0.25	0.35	(0.20)	0.56	0.69

Distributions:[2]
From net investment income	(0.15)	(0.24)	(0.24)	(0.38)	(0.41)	(0.34)
From return of capital	—	(0.00)[3]	(0.01)	—	—	—
From net realized gain	—	—	—	(0.20)	(0.12)	(0.36)

Total distributions	(0.15)	(0.24)	(0.25)	(0.58)	(0.53)	(0.70)

Net asset value, end of period	$9.84	$9.80	$9.79	$9.69	$10.47	$10.44

Total Return[4]

Based on net asset value	1.92%[5]	2.58%	3.67%	(1.97)%	5.59%	6.96%

Ratios to Average Net Assets

Total expenses	0.56%[6]	0.70%[7]	0.79%[7]	0.81%	0.74%	0.78%

Total expenses after fees waived, reimbursed and paid indirectly	0.53%[6]	0.52%[7]	0.52%[7]	0.55%	0.54%	0.52%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.52%[6]	0.52%[7]	0.52%[7]	0.52%	0.52%	0.52%

Net investment income	2.26%[6]	1.49%[7]	1.58%[7]	1.49%	2.18%	2.82%

Supplemental Data

Net assets, end of period (000)	$17,500	$17,253	$3,780	$3,114	$13,349	$5,587

Portfolio turnover rate[8]	557%	1,164%	1,258%	1,405%	741%	743%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.
[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Investments in underlying funds	N/A	0.03%	0.04%	N/A	N/A	N/A

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding mortgage dollar roll transactions)	242%	429%	401%	480%	247%	213%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,580%	1,400%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	719%	571%

See Notes to Financial Statements.

80	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights	BlackRock Inflation Protected Bond Portfolio

	Institutional
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)[1]	2015	2014	2013	2012	2011

Per Share Operating Performance

Net asset value, beginning of period	$10.58	$10.94	$11.23	$12.23	$11.49	$11.40

Net investment income (loss)[2]	(0.08)	0.11	0.23	0.24	0.18	0.44
Net realized and unrealized gain (loss)	0.40	(0.34)	(0.10)	(0.87)	0.82	0.43

Net increase (decrease) from investment operations	0.32	(0.23)	0.13	(0.63)	1.00	0.87

Distributions:[3]
From net investment income	(0.20)	(0.13)	(0.27)	(0.17)	(0.21)	(0.42)
From net realized gain	—	—	(0.15)	(0.20)	(0.05)	(0.36)

Total distributions	(0.20)	(0.13)	(0.42)	(0.37)	(0.26)	(0.78)

Net asset value, end of period	$10.70	$10.58	$10.94	$11.23	$12.23	$11.49

Total Return[4]

Based on net asset value	3.06%[5]	(2.16)%	1.19%	(5.35)%	8.76%	8.10%

Ratios to Average Net Assets

Total expenses	0.58%[6]	0.62%[7]	0.64%[7]	0.60%[7]	0.56%[7]	0.60%[7]

Total expenses after fees waived, reimbursed and paid indirectly	0.49%[6]	0.47%	0.46%	0.44%	0.43%	0.43%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.42%[6]	0.44%	0.44%	0.44%	0.43%	0.43%

Net investment income (loss)	(1.47)%[6]	0.99%	2.08%	2.04%	1.49%	3.91%

Supplemental Data

Net assets, end of period (000)	$1,531,988	$1,758,366	$1,187,477	$1,190,917	$1,937,316	$1,362,286

Portfolio turnover rate	26%	61%	66%	86%	120%	131%

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.
[7]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2015, September 30, 2014, September 30, 2013, September 30, 2012 and September 30, 2011, the ratio would have been 0.61%, 0.63%, 0.59%, 0.55% and 0.59%, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	81

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Service
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)[1]	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$10.49	$10.88	$11.18	$12.20	$11.49	$11.40

Net investment income (loss)[2]	(0.09)	(0.01)	0.20	0.21	0.15	0.41
Net realized and unrealized gain (loss)	0.38	(0.26)	(0.10)	(0.88)	0.80	0.44

Net increase (decrease) from investment operations	0.29	(0.27)	0.10	(0.67)	0.95	0.85

Distributions:[3]
From net investment income	(0.20)	(0.12)	(0.25)	(0.15)	(0.19)	(0.40)
From net realized gain	—	—	(0.15)	(0.20)	(0.05)	(0.36)

Total distributions	(0.20)	(0.12)	(0.40)	(0.35)	(0.24)	(0.76)

Net asset value, end of period	$10.58	$10.49	$10.88	$11.18	$12.20	$11.49

Total Return[4]
Based on net asset value	2.79%[5]	(2.47)%	0.93%	(5.64)%	8.38%	7.84%

Ratios to Average Net Assets
Total expenses	0.88%[6]	0.93%[7]	0.93%[7]	0.89%[7]	0.86%	0.85%[7]

Total expenses after fees waived, reimbursed and paid indirectly	0.78%[6]	0.78%	0.77%	0.75%	0.73%	0.70%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.71%[6]	0.75%	0.75%	0.75%	0.73%	0.70%

Net investment income (loss)	(1.79)%[6]	(0.08)%	1.82%	1.76%	1.23%	3.61%

Supplemental Data
Net assets, end of period (000)	$43,009	$41,926	$44,373	$58,842	$88,555	$84,824

Portfolio turnover rate	26%	61%	66%	86%	120%	131%

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.
[7]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2015, September 30, 2014 and September 30, 2013, the ratio would have been 0.91%, 0.92% and 0.88%, respectively. There was no financial impact to the expense ratio for the year ended September 30, 2011.

See Notes to Financial Statements.

82	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Investor A
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)[1]	2015	2014	2013	2012	2011

Per Share Operating Performance

Net asset value, beginning of period	$10.38	$10.77	$11.07	$12.09	$11.39	$11.30

Net investment income (loss)[2]	(0.09)	(0.02)	0.16	0.21	0.13	0.39
Net realized and unrealized gain (loss)	0.38	(0.25)	(0.06)	(0.88)	0.81	0.45

Net increase (decrease) from investment operations	0.29	(0.27)	0.10	(0.67)	0.94	0.84

Distributions:[3]
From net investment income	(0.20)	(0.12)	(0.25)	(0.15)	(0.19)	(0.39)
From net realized gain	—	—	(0.15)	(0.20)	(0.05)	(0.36)

Total distributions	(0.20)	(0.12)	(0.40)	(0.35)	(0.24)	(0.75)

Net asset value, end of period	$10.47	$10.38	$10.77	$11.07	$12.09	$11.39

Total Return[4]

Based on net asset value	2.82%[5]	(2.49)%	0.95%	(5.70)%	8.33%	7.83%

Ratios to Average Net Assets

Total expenses	0.94%[6]	0.97%[7]	1.06%[7]	0.99%	0.95%	0.98%

Total expenses after fees waived, reimbursed and paid indirectly	0.83%[6]	0.79%	0.78%	0.76%	0.76%	0.76%

Total expenses after fees waived, reimbursed and paid indirectly and excluding
interest expense	0.76%[6]	0.76%	0.76%	0.76%	0.76%	0.76%

Net investment income (loss)	(1.84)%[6]	(0.14)%	1.45%	1.78%	1.12%	3.50%

Supplemental Data

Net assets, end of period (000)	$456,824	$476,282	$651,951	$1,344,080	$2,089,999	$1,542,505

Portfolio turnover rate	26%	61%	66%	86%	120%	131%

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.
[7]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2015 and September 30, 2014, the ratio would have been 0.95% and 1.02%, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	83

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Investor C
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)[1]	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$10.16	$10.62	$10.95	$12.01	$11.36	$11.29

Net investment income (loss)[2]	(0.13)	(0.09)	0.11	0.12	0.06	0.31
Net realized and unrealized gain (loss)	0.38	(0.25)	(0.09)	(0.86)	0.80	0.44

Net increase (decrease) from investment operations	0.25	(0.34)	0.02	(0.74)	0.86	0.75

Distributions:[3]
From net investment income	(0.20)	(0.12)	(0.20)	(0.12)	(0.16)	(0.32)
From net realized gain	—	—	(0.15)	(0.20)	(0.05)	(0.36)

Total distributions	(0.20)	(0.12)	(0.35)	(0.32)	(0.21)	(0.68)

Net asset value, end of period	$10.21	$10.16	$10.62	$10.95	$12.01	$11.36

Total Return[4]
Based on net asset value	2.49%[5]	(3.22)%	0.24%	(6.31)%	7.62%	7.00%

Ratios to Average Net Assets
Total expenses	1.62%[6]	1.65%[7]	1.64%	1.59%	1.57%	1.60%

Total expenses after fees waived, reimbursed and paid indirectly	1.55%[6]	1.51%	1.49%	1.47%	1.45%	1.45%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.48%[6]	1.48%	1.47%	1.47%	1.44%	1.45%

Net investment income (loss)	(2.56)%[6]	(0.86)%	0.98%	1.06%	0.50%	2.80%

Supplemental Data
Net assets, end of period (000)	$211,095	$243,707	$317,089	$464,790	$788,158	$712,070

Portfolio turnover rate	26%	61%	66%	86%	120%	131%

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.
[7]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the year ended September 30, 2015, there was no financial impact to the expense ratio.

See Notes to Financial Statements.

84	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights (concluded)	BlackRock Inflation Protected Bond Portfolio

	Class K
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)[1]	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$10.41	$10.75	$11.02	$12.00	$11.27	$11.19

Net investment income (loss)[2]	(0.07)	0.05	0.24	0.24	0.19	0.43
Net realized and unrealized gain (loss)	0.38	(0.26)	(0.09)	(0.85)	0.80	0.44

Net increase (decrease) from investment operations	0.31	(0.21)	0.15	(0.61)	0.99	0.87

Distributions:[3]
From net investment income	(0.20)	(0.13)	(0.27)	(0.17)	(0.21)	(0.43)
From net realized gain	—	—	(0.15)	(0.20)	(0.05)	(0.36)

Total distributions	(0.20)	(0.13)	(0.42)	(0.37)	(0.26)	(0.79)

Net asset value, end of period	$10.52	$10.41	$10.75	$11.02	$12.00	$11.27

Total Return[4]
Based on net asset value	3.11%[5]	(2.01)%	1.42%	(5.27)%	8.86%	8.21%

Ratios to Average Net Assets
Total expenses	0.47%[6]	0.52%[7]	0.51%	0.48%	0.47%	0.50%

Total expenses after fees waived, reimbursed and paid indirectly	0.39%[6]	0.35%	0.34%	0.33%	0.32%	0.32%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.32%[6]	0.32%	0.32%	0.32%	0.32%	0.32%

Net investment income (loss)	(1.38)%[6]	0.47%	2.20%	2.09%	1.64%	3.94%

Supplemental Data
Net assets, end of period (000)	$358,810	$363,660	$347,282	$446,214	$455,027	$416,631

Portfolio turnover rate	26%	61%	66%	86%	120%	131%

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.
[7]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2015, there was no financial impact to the expense ratios.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	85

Financial Highlights	BlackRock Investment Grade Bond Portfolio

	Institutional
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$9.61	$9.81	$10.12	$12.18	$11.66	$11.43

Net investment income[1]	0.14	0.29	0.34	0.38	0.43	0.48
Net realized and unrealized gain (loss)	0.16	(0.21)	0.40	(1.09)	1.04	0.71

Net increase (decrease) from investment operations	0.30	0.08	0.74	(0.71)	1.47	1.19

Distributions:[2]
From net investment income	(0.14)	(0.28)	(0.33)	(0.38)	(0.42)	(0.47)
From net realized gain	—	—	(0.72)	(0.97)	(0.53)	(0.49)

Total distributions	(0.14)	(0.28)	(1.05)	(1.35)	(0.95)	(0.96)

Net asset value, end of period	$9.77	$9.61	$9.81	$10.12	$12.18	$11.66

Total Return[3]
Based on net asset value	3.12%[4]	0.75%	7.75%	(6.59)%	13.43%	11.86%

Ratios to Average Net Assets
Total expenses	0.86%[5,6]	0.99%[5,7]	0.92%[5,7]	0.86%[7]	0.83%	0.84%

Total expenses after fees waived, reimbursed and paid indirectly	0.52%[5,6]	0.55%[5]	0.57%[5]	0.55%	0.55%	0.55%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.52%[5,6]	0.55%[5]	0.55%[5]	0.55%	0.55%	0.55%

Net investment income	3.00%[5,6]	2.92%[5]	3.50%[5]	3.48%	3.71%	4.51%

Supplemental Data
Net assets, end of period (000)	$11,023	$8,135	$5,755	$63,569	$61,711	$51,253

Portfolio turnover rate[8]	31%	74%	70%	119%	86%	104%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A	N/A

[6]	Annualized.
[7]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the year ended September 30, 2015, the ratio would have been 0.98%. There was no financial impact to the expense ratios for the years ended September 30, 2014 and September 30, 2013.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	—	105%	84%	83%

See Notes to Financial Statements.

86	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights (continued)	BlackRock Investment Grade Bond Portfolio

	Investor A
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011

Per Share Operating Performance

Net asset value, beginning of period	$9.61	$9.81	$10.14	$12.20	$11.68	$11.45

Net investment income[1]	0.13	0.25	0.32	0.35	0.39	0.44
Net realized and unrealized gain (loss)	0.15	(0.21)	0.37	(1.10)	1.05	0.71

Net increase (decrease) from investment operations	0.28	0.04	0.69	(0.75)	1.44	1.15

Distributions:[2]
From net investment income	(0.12)	(0.24)	(0.30)	(0.34)	(0.39)	(0.43)
From net realized gain	—	—	(0.72)	(0.97)	(0.53)	(0.49)

Total distributions	(0.12)	(0.24)	(1.02)	(1.31)	(0.92)	(0.92)

Net asset value, end of period	$9.77	$9.61	$9.81	$10.14	$12.20	$ 11.68

Total Return[3]

Based on net asset value	2.97%[4]	0.40%	7.20%	(6.89)%	13.07%	11.47%

Ratios to Average Net Assets

Total expenses	1.14%[5,6]	1.31%[5,7]	1.29%[5,7]	1.16%[7]	1.07%[7]	1.12%	[7]

Total expenses after fees waived, reimbursed and paid indirectly	0.82%[5,6]	0.90%[5]	0.92%[5]	0.89%	0.85%	0.90%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.82%[5,6]	0.90%[5]	0.90%[5]	0.89%	0.85%	0.90%

Net investment income	2.71%[5,6]	2.55%[5]	3.19%[5]	3.14%	3.33%	4.16%

Supplemental Data

Net assets, end of period (000)	$22,623	$21,251	$8,854	$18,391	$25,195	$ 14,626

Portfolio turnover rate[8]	31%	74%	70%	119%	86%	104%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A	N/A

[6]	Annualized.
[7]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2015, September 30, 2014, September 30, 2013 and September 30, 2011, the ratio would have been 1.30%, 1.26%, 1.15% and 1.11%, respectively. There was no financial impact to the expense ratio for the year ended September 30, 2012.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	—	105%	84%	83%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	87

Financial Highlights (concluded)	BlackRock Investment Grade Bond Portfolio

	Class K
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance

Net asset value, beginning of period	$9.63	$9.83	$10.14	$12.21	$11.68	$11.45

Net investment income[1]	0.15	0.30	0.35	0.40	0.45	0.49
Net realized and unrealized gain (loss)	0.15	(0.22)	0.39	(1.11)	1.05	0.71

Net increase (decrease) from investment operations	0.30	0.08	0.74	(0.71)	1.50	1.20

Distributions:[2]
From net investment income	(0.14)	(0.28)	(0.33)	(0.39)	(0.44)	(0.48)
From net realized gain	—	—	(0.72)	(0.97)	(0.53)	(0.49)

Total distributions	(0.14)	(0.28)	(1.05)	(1.36)	(0.97)	(0.97)

Net asset value, end of period	$9.79	$9.63	$9.83	$10.14	$12.21	$11.68

Total Return[3]

Based on net asset value	3.16%[4]	0.83%	7.83%	(6.56)%	13.61%	11.96%

Ratios to Average Net Assets

Total expenses	0.73%[5,6]	0.89%[5]	0.89%[5]	0.70%	0.69%	0.70%

Total expenses after fees waived, reimbursed and paid indirectly	0.45%[5,6]	0.45%[5]	0.47%[5]	0.45%	0.45%	0.45%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.45%[5,6]	0.45%[5]	0.45%[5]	0.45%	0.45%	0.45%

Net investment income	3.08%[5,6]	3.04%[5]	3.58%[5]	3.60%	3.83%	4.59%

Supplemental Data

Net assets, end of period (000)	$51,559	$50,141	$63,576	$66,535	$195,167	$227,009

Portfolio turnover rate[7]	31%	74%	70%	119%	86%	104%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A	N/A

[6]	Annualized.
[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	—	105%	84%	83%

See Notes to Financial Statements.

88	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights	BlackRock Secured Credit Portfolio

	Institutional
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$9.99	$10.31	$10.30	$10.54	$10.20	$10.56

Net investment income[1]	0.21	0.42	0.47	0.48	0.38	0.43
Net realized and unrealized gain (loss)	(0.12)	(0.28)	0.02	0.11 [2]	0.48 [2]	(0.25)

Net increase from investment operations	0.09	0.14	0.49	0.59	0.86	0.18

Distributions:[3]
From net investment income	(0.22)	(0.45)	(0.45)	(0.47)	(0.34)	(0.39)
From net realized gain	—	(0.01)	(0.03)	(0.36)	(0.18)	(0.15)

Total distributions	(0.22)	(0.46)	(0.48)	(0.83)	(0.52)	(0.54)

Net asset value, end of period	$9.86	$9.99	$10.31	$10.30	$10.54	$10.20

Total Return[4]
Based on net asset value	0.90%[5]	1.36%	4.86%	5.81%	8.74%	1.75%

Ratios to Average Net Assets
Total expenses	0.77%[6,7]	0.80%[6]	0.88%[6]	1.05%	1.47%	1.13%

Total expenses after fees waived, reimbursed and paid indirectly	0.70%[6,7]	0.70%[6]	0.70%[6]	0.70%	0.85%	0.86%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.70%[6,7]	0.70%[6]	0.70%[6]	0.70%	0.70%	0.70%

Net investment income	4.20%[6,7]	4.13%[6]	4.49%[6]	4.57%	3.69%	4.13%

Supplemental Data
Net assets, end of period (000)	$228,967	$211,705	$122,035	$25,225	$21,879	$58,353

Portfolio turnover rate[8]	22%	65%	65%	156%	507%	589%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.005 per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Investments in underlying funds	0.01%	0.01%	0.02%	N/A	N/A	N/A

[7]	Annualized.
[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	—	—	316%	373%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,086%	1,235%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	748%	895%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	89

Financial Highlights (continued)	BlackRock Secured Credit Portfolio

	Investor A
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$9.99	$10.31	$10.30	$10.53	$10.20	$10.55

Net investment income[1]	0.19	0.40	0.44	0.43	0.35	0.40
Net realized and unrealized gain (loss)	(0.12)	(0.28)	0.02	0.15 [2]	0.48 [2]	(0.24)

Net increase from investment operations	0.07	0.12	0.46	0.58	0.83	0.16

Distributions:[3]
From net investment income	(0.20)	(0.43)	(0.42)	(0.45)	(0.32)	(0.36)
From net realized gain	—	(0.01)	(0.03)	(0.36)	(0.18)	(0.15)

Total distributions	(0.20)	(0.44)	(0.45)	(0.81)	(0.50)	(0.51)

Net asset value, end of period	$9.86	$9.99	$10.31	$10.30	$10.53	$10.20

Total Return[4]
Based on net asset value	0.77%[5]	1.12%	4.60%	5.63%	8.37%	1.59%

Ratios to Average Net Assets
Total expenses	1.08%[6,7]	1.10%[6]	1.13%[6]	1.16%[8]	1.76%	1.46%

Total expenses after fees waived, reimbursed and paid indirectly	0.95%[6,7]	0.95%[6]	0.95%[6]	0.95%	1.10%	1.11%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.95%[6,7]	0.95%[6]	0.95%[6]	0.95%	0.95%	0.95%

Net investment income	3.95%[6,7]	3.90%[6]	4.22%[6]	4.13%	3.42%	3.88%

Supplemental Data
Net assets, end of period (000)	$111,256	$108,127	$87,100	$90,484	$22,199	$17,579

Portfolio turnover rate[9]	22%	65%	65%	156%	507%	589%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.005 per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Investments in underlying funds	0.01%	0.01%	0.02%	N/A	N/A	N/A

[7]	Annualized.
[8]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.15%.
[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	—	—	316%	373%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,086%	1,235%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	748%	895%

See Notes to Financial Statements.

90	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights (concluded)	BlackRock Secured Credit Portfolio

	Investor C
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$9.99	$10.31	$10.30	$10.54	$10.20	$10.56

Net investment income[1]	0.16	0.32	0.36	0.37	0.27	0.32
Net realized and unrealized gain (loss)	(0.11)	(0.28)	0.03	0.12 [2]	0.49 [2]	(0.25)

Net increase from investment operations	0.05	0.04	0.39	0.49	0.76	0.07

Distributions:[3]
From net investment income	(0.17)	(0.35)	(0.35)	(0.37)	(0.24)	(0.28)
From net realized gain	—	(0.01)	(0.03)	(0.36)	(0.18)	(0.15)

Total distributions	(0.17)	(0.36)	(0.38)	(0.73)	(0.42)	(0.43)

Net asset value, end of period	$9.87	$9.99	$10.31	$10.30	$10.54	$10.20

Total Return[4]
Based on net asset value	0.50%[5]	0.36%	3.82%	4.75%	7.67%	0.73%

Ratios to Average Net Assets
Total expenses	1.80%[6,7]	1.83%[6]	1.90%[6]	2.03%[8]	2.51%	2.21%

Total expenses after fees waived, reimbursed and paid indirectly	1.70%[6,7]	1.70%[6]	1.70%[6]	1.70%	1.85%	1.86%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.70%[6,7]	1.70%[6]	1.70%[6]	1.70%	1.70%	1.70%

Net investment income	3.20%[6,7]	3.15%[6]	3.49%[6]	3.55%	2.65%	3.11%

Supplemental Data
Net assets, end of period (000)	$24,297	$24,678	$21,768	$17,277	$14,841	$14,567

Portfolio turnover rate[9]	22%	65%	65%	156%	507%	589%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.005 per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	0.01%	0.02%	N/A	N/A	N/A

[7]	Annualized.
[8]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	—	—	316%	373%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,086%	1,235%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	748%	895%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	91

Financial Highlights	BlackRock U.S. Government Bond Portfolio

	Institutional
	Six Months
	Ended
	March 31,
	2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance

Net asset value, beginning of period	$10.64	$10.59	$10.52	$10.94	$10.94	$10.99

Net investment income[1]	0.10	0.18	0.19	0.12	0.17	0.26
Net realized and unrealized gain (loss)	0.10	0.12	0.16	(0.32)	0.19	0.18

Net increase (decrease) from investment operations	0.20	0.30	0.35	(0.20)	0.36	0.44

Distributions:[2]
From net investment income	(0.16)	(0.25)	(0.28)	(0.22)	(0.19)	(0.29)
From net realized gain	—	—	—	—	(0.17)	(0.20)

Total distributions	(0.16)	(0.25)	(0.28)	(0.22)	(0.36)	(0.49)

Net asset value, end of period	$10.68	$10.64	$10.59	$10.52	$10.94	$10.94

Total Return[3]

Based on net asset value	2.00%[4]	2.80%	3.37%	(1.84)%	3.51%	4.09%

Ratios to Average Net Assets

Total expenses	0.93%[5]	0.92%	0.90%	0.84%	0.83%	0.90%[6]

Total expenses after fees waived, reimbursed and paid indirectly	0.72%[5]	0.65%	0.64%	0.64%	0.62%	0.62%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.62%[5]	0.62%	0.62%	0.62%	0.62%	0.62%

Net investment income	1.90%[5]	1.71%	1.78%	1.14%	1.54%	2.47%

Supplemental Data

Net assets, end of period (000)	$176,838	$152,632	$154,168	$150,202	$171,180	$178,609

Portfolio turnover rate[7]	523%	1,090%	948%	1,532%	790%	794%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.
[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months
	Ended
	March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding mortgage dollar roll transactions)	356%	741%	618%	926%	474%	537%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,934%	2,548%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	1,240%	1,942%

See Notes to Financial Statements.

92	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Service
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$10.63	$10.58	$10.51	$10.93	$10.93	$10.98

Net investment income[1]	0.09	0.16	0.17	0.10	0.14	0.23
Net realized and unrealized gain (loss)	0.11	0.11	0.16	(0.32)	0.20	0.18

Net increase (decrease) from investment operations	0.20	0.27	0.33	(0.22)	0.34	0.41

Distributions:[2]
From net investment income	(0.15)	(0.22)	(0.26)	(0.20)	(0.17)	(0.26)
From net realized gain	—	—	—	—	(0.17)	(0.20)

Total distributions	(0.15)	(0.22)	(0.26)	(0.20)	(0.34)	(0.46)

Net asset value, end of period	$10.68	$10.63	$10.58	$10.51	$10.93	$10.93

Total Return[3]
Based on net asset value	1.81%[4]	2.61%	3.18%	(2.03)%	3.22%	3.91%

Ratios to Average Net Assets
Total expenses	1.20%[5]	1.14%	1.12%	1.12%	1.07%[6]	1.16%[6]

Total expenses after fees waived, reimbursed and paid indirectly	0.91%[5]	0.84%	0.83%	0.83%	0.81%	0.89%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.81%[5]	0.81%	0.81%	0.81%	0.81%	0.89%

Net investment income	1.73%[5]	1.53%	1.59%	0.96%	1.34%	2.13%

Supplemental Data
Net assets, end of period (000)	$4,140	$3,575	$3,873	$3,777	$5,021	$7,369

Portfolio turnover rate[7]	523%	1,090%	948%	1,532%	790%	794%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.
[6]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the year ended September 30, 2011, the ratio would have been 1.15%. There was no financial impact to the expense ratio for the year ended September 30, 2012.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	356%	741%	618%	926%	474%	537%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,934%	2,548%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	1,240%	1,942%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	93

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor A
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$10.66	$10.61	$10.54	$10.97	$10.96	$11.01

Net investment income[1]	0.08	0.15	0.16	0.10	0.13	0.22
Net realized and unrealized gain (loss)	0.11	0.12	0.16	(0.34)	0.21	0.18

Net increase (decrease) from investment operations	0.19	0.27	0.32	(0.24)	0.34	0.40

Distributions:[2]
From net investment income	(0.14)	(0.22)	(0.25)	(0.19)	(0.16)	(0.25)
From net realized gain	—	—	—	—	(0.17)	(0.20)

Total distributions	(0.14)	(0.22)	(0.25)	(0.19)	(0.33)	(0.45)

Net asset value, end of period	$10.71	$10.66	$10.61	$10.54	$10.97	$10.96

Total Return[3]
Based on net asset value	1.74%[4]	2.52%	3.08%	(2.20)%	3.15%	3.79%

Ratios to Average Net Assets
Total expenses	1.18%[5]	1.10%	1.10%	1.07%	1.05%	1.08%

Total expenses after fees waived, reimbursed and paid indirectly	1.05%[5]	0.94%	0.92%	0.92%	0.96%	0.96%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.95%[5]	0.90%	0.90%	0.90%	0.96%	0.95%

Net investment income	1.60%[5]	1.43%	1.50%	0.89%	1.20%	1.99%

Supplemental Data
Net assets, end of period (000)	$479,024	$517,485	$520,869	$602,786	$742,413	$767,193

Portfolio turnover rate[6]	523%	1,090%	948%	1,532%	790%	794%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	356%	741%	618%	926%	474%	537%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,934%	2,548%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	1,240%	1,942%

See Notes to Financial Statements.

94	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor B1
	Six Months Ended March 31, 2016	Year Ended September 30,				Period July 18, 2011[1] to September 30, 2011
	(Unaudited)	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.62	$10.58	$10.51	$10.93	$10.93	$10.64

Net investment income[2]	0.06	0.10	0.10	0.06	0.08	0.03
Net realized and unrealized gain (loss)	0.11	0.10	0.16	(0.35)	0.20	0.29

Net increase (decrease) from investment operations	0.17	0.20	0.26	(0.29)	0.28	0.32

Distributions:[3]
From net investment income	(0.12)	(0.16)	(0.19)	(0.13)	(0.11)	(0.03)
From net realized gain	—	—	—	—	(0.17)	—

Total distributions	(0.12)	(0.16)	(0.19)	(0.13)	(0.28)	(0.03)

Net asset value, end of period	$10.67	$10.62	$10.58	$10.51	$10.93	$10.93

Total Return[4]
Based on net asset value	1.58%[5]	1.88%	2.53%	(2.66)%	2.69%	2.98%[5]

Ratios to Average Net Assets
Total expenses	1.66%[6,7]	2.00%[7]	2.13%[7]	1.97%[7]	1.78%[7]	1.69%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.54%[6]	1.48%	1.48%	1.47%	1.45%	1.45%[6]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.45%[6]	1.45%	1.45%	1.45%	1.45%	1.45%[6]

Net investment income	1.10%[6]	0.92%	0.96%	0.53%	0.70%	1.19%[6]

Supplemental Data
Net assets, end of period (000)	$203	$240	$2,169	$4,632	$17,793	$48,148

Portfolio turnover rate[8]	523%	1,090%	948%	1,532%	790%	794%

1	Commencement of operations.
2	Based on average shares outstanding.
3	Distributions for annual periods determined in accordance with federal income tax regulations.
4	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
5	Aggregate total return.
6	Annualized.
7	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the six months ended March 31, 2016, years ended September 30, 2014, September 30, 2013 and September 30, 2012, the ratio would have been 1.46%, 2.12%, 1.96% and 1.76%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2015.
8	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	356%	741%	618%	926%	474%	537%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,934%	2,548%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	1,240%	1,942%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	95

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor C
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$10.65	$10.60	$10.53	$10.95	$10.95	$11.00

Net investment income[1]	0.04	0.07	0.07	0.01	0.04	0.13
Net realized and unrealized gain (loss)	0.10	0.11	0.16	(0.33)	0.20	0.18

Net increase (decrease) from investment operations	0.14	0.18	0.23	(0.32)	0.24	0.31

Distributions:[2]
From net investment income	(0.10)	(0.13)	(0.16)	(0.10)	(0.07)	(0.16)
From net realized gain	—	—	—	—	(0.17)	(0.20)

Total distributions	(0.10)	(0.13)	(0.16)	(0.10)	(0.24)	(0.36)

Net asset value, end of period	$10.69	$10.65	$10.60	$10.53	$10.95	$10.95

Total Return[3]
Based on net asset value	1.44%[4]	1.68%	2.25%	(2.91)%	2.23%	2.88%

Ratios to Average Net Assets
Total expenses	1.98%[5]	1.91%	1.92%[6]	1.89%[6]	1.87%[6]	1.89%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.82%[5]	1.75%	1.74%	1.74%	1.78%	1.76%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.72%[5]	1.72%	1.72%	1.72%	1.78%	1.76%

Net investment income	0.81%[5]	0.62%	0.69%	0.09%	0.38%	1.25%

Supplemental Data
Net assets, end of period (000)	$51,880	$49,408	$54,894	$69,749	$101,144	$110,260

Portfolio turnover rate[7]	523%	1,090%	948%	1,532%	790%	794%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.
[6]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the years ended September 30, 2013, September 30, 2012 and September 30, 2011. Excluding the recoupment of past waived fees for the year ended September 30, 2014 the ratio would have been 1.91%.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	356%	741%	618%	926%	474%	537%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,934%	2,548%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	1,240%	1,942%

See Notes to Financial Statements.

96	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor C1
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,				Period July 18, 2011[1] to September 30, 2011
		2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.64	$10.60	$10.53	$10.95	$10.95	$10.66

Net investment income[2]	0.05	0.09	0.09	0.03	0.07	0.02
Net realized and unrealized gain (loss)	0.11	0.10	0.16	(0.33)	0.20	0.30

Net increase (decrease) from investment operations	0.16	0.19	0.25	(0.30)	0.27	0.32

Distributions:[3]
From net investment income	(0.11)	(0.15)	(0.18)	(0.12)	(0.10)	(0.03)
From net realized gain	—	—	—	—	(0.17)	—

Total distributions	(0.11)	(0.15)	(0.18)	(0.12)	(0.27)	(0.03)

Net asset value, end of period	$10.69	$10.64	$10.60	$10.53	$10.95	$10.95

Total Return[4]
Based on net asset value	1.54%[5]	1.78%	2.44%	(2.73)%	2.49%	2.96%[5]

Ratios to Average Net Assets
Total expenses	1.83%[6]	1.74%	1.75%[7]	1.75%[7]	1.77%[7]	1.75%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.63%[6]	1.56%	1.55%	1.55%	1.53%	1.53%[6]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.53%[6]	1.53%	1.53%	1.53%	1.53%	1.53%[6]

Net investment income	1.03%[6]	0.81%	0.87%	0.26%	0.63%	1.09%[6]

Supplemental Data
Net assets, end of period (000)	$57,885	$68,972	$81,936	$93,384	$118,369	$130,322

Portfolio turnover rate[8]	523%	1,090%	948%	1,532%	790%	794%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.
[7]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the years ended September 30, 2014 and September 30, 2013. Excluding the recoupment of past waived fees for the year ended September 30, 2012, the ratio would have been 1.76%.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,				Period July 18, 2011[1] to September 30, 2011
	(Unaudited)	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	356%	741%	618%	926%	474%	537%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,934%	2,548%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	1,240%	1,942%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	97

Financial Highlights (concluded)	BlackRock U.S. Government Bond Portfolio

	Class R
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,				Period July 18, 2011[1] to September 30, 2011
		2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.66	$10.61	$10.54	$10.96	$10.97	$10.67

Net investment income[2]	0.07	0.12	0.13	0.06	0.10	0.03
Net realized and unrealized gain (loss)	0.10	0.11	0.16	(0.32)	0.19	0.31

Net increase (decrease) from investment operations	0.17	0.23	0.29	(0.26)	0.29	0.34

Distributions:[3]
From net investment income	(0.13)	(0.18)	(0.22)	(0.16)	(0.13)	(0.04)
From net realized gain	—	—	—	—	(0.17)	—

Total distributions	(0.13)	(0.18)	(0.22)	(0.16)	(0.30)	(0.04)

Net asset value, end of period	$10.70	$10.66	$10.61	$10.54	$10.96	$10.97

Total Return[4]
Based on net asset value	1.61%[5]	2.20%	2.76%	(2.41)%	2.74%	3.12%[5]

Ratios to Average Net Assets
Total expenses	1.47%[6]	1.41%	1.42%	1.42%[7]	1.41%[7]	1.51%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.31%[6]	1.24%	1.23%	1.23%	1.21%	1.21%[6]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.21%[6]	1.21%	1.21%	1.21%	1.21%	1.21%[6]

Net investment income	1.33%[6]	1.13%	1.19%	0.58%	0.95%	1.41%[6]

Supplemental Data
Net assets, end of period (000)	$24,727	$21,940	$23,967	$26,378	$36,167	$40,523

Portfolio turnover rate[8]	523%	1,090%	948%	1,532%	790%	794%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.
[7]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2013 and September 30, 2012, the ratio would have been 1.41% and 1.38%, respectively.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,				Period July 18, 2011[1] to September 30, 2011
	(Unaudited)	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	356%	741%	618%	926%	474%	537%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,934%	2,548%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	1,240%	1,942%

See Notes to Financial Statements.

98	BLACKROCK FUNDS II	MARCH 31, 2016

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is registered as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein referred to as	Diversification Classification
BlackRock GNMA Bond Portfolio	GNMA	Diversified
BlackRock Inflation Protected Bond Portfolio	Inflation Protected Bond	Non-diversified
BlackRock Investment Grade Bond Portfolio	Investment Grade Bond	Diversified
BlackRock Secured Credit Portfolio	Secured Credit	Diversified
BlackRock U.S. Government Bond Portfolio	U.S. Government Bond	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Investor B1 and C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B1 shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B1 Shares	No	Yes	To Investor A Shares after 10 years
Investor C Shares	No	Yes	None
Investor C1 Shares	No	No2	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

[2]

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

On the close of business on June 23, 2015, certain of the Funds’ share classes converted into other existing share classes, with the same relative aggregate net asset value as the original shares held immediately prior to the conversion, as follows:

	Original Shares	New Shares
GNMA	Investor B	Investor A
Inflation Protected Bond	Investor B	Investor A
U.S. Government Bond	Investor B	Investor A

The Funds, together with certain other registered investment companies advised by the BlackRock Advisor, LLC (“Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Inflation Protected Bond include the account of BlackRock Cayman Inflation Protected Bond Portfolio, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of Inflation Protected Bond and primarily invests in commodity-related instruments. The Subsidiary enables Inflation Protected Bond to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Inflation Protected Bond may invest up to 25% of its total assets in the Subsidiary. During the six months ended March 31, 2016, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to Inflation Protected Bond, except that the Subsidiary may invest without limitation in commodity-related instruments. As of March 31, 2016, the Subsidiary has not been opened.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

BLACKROCK FUNDS II	MARCH 31, 2016	99

Notes to Financial Statements (continued)

Each Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase agreements) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitutes a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than each Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. The new guidance also requires revised disclosures regarding these investments. As of March 31, 2016, certain investments of Secured Credit were valued using NAV per share (or its equivalent) for fair value and have been excluded from the fair value hierarchy.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

100	BLACKROCK FUNDS II	MARCH 31, 2016

Notes to Financial Statements (continued)

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or

BLACKROCK FUNDS II	MARCH 31, 2016	101

Notes to Financial Statements (continued)

default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments have been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of March 31, 2016, certain of Secured Credit’s investments were valued using NAV per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or

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Notes to Financial Statements (continued)

guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. A Fund also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: Zero-coupon bonds, are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or in the case of trust preferred securities, by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of

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Notes to Financial Statements (continued)

the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. A Fund may invest in obligations of borrowers who are in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for a Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a Fund’s investment policies.

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate interests, a Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, Secured Credit earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, Secured Credit had no unfunded floating rate loan interests.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

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Notes to Financial Statements (continued)

In order to better define contractual rights and to secure rights that will help a Fund mitigate their counterparty risk, TBA commitments may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, a Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund is not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate a Fund to make future cash payments. As of March 31, 2016, Secured Credit had an outstanding commitment of $3,280,000 in connection with the Chapter 11 cases of Energy Future Holdings Corp., et al. This commitment is not included in the net assets of Secured Credit as of March 31, 2016. As of April 30, 2016, the commitment agreement was terminated.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a Fund would still be required to pay the full repurchase price. Further, a Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.

For the six months ended March 31, 2016, the average amount of reverse repurchase agreements and the daily weighted average interest rate for the Funds were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
GNMA	$36,042,869	0.30%
Inflation Protected Bond	$573,617,842	0.33%
U.S. Government Bond	$291,729,929	0.20%

Reverse repurchase transactions are entered into by a Fund under Master Repurchase Agreements (an “MRA”), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With reverse repurchase transactions, typically a Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

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Notes to Financial Statements (continued)

As of period end, the following tables are a summary of the Funds’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged/ Received[1]	Cash Collateral Received[1]	Net Amount[2]
BlackRock GNMA Portfolio
Counterparty
BNP Paribas Securities Corp.	$ 28,188,226	$ (28,188,226)	—	—

Inflation Protected Bond
Counterparty
Bank of Montreal	$140,388,309	$(140,388,309)	—	—
BNP Paribas Securities Corp.	17,186,922	(17,186,922)	—	—
Morgan Stanley & Co. LLC	122,067,750	(126,557,750)	$4,490,000	—
Nomura Securities International, Inc.	36,404,115	(36,404,115)	—	—
RBC Capital Markets, LLC	73,176,415	(73,176,415)	—	—
Total	$389,223,511	$(393,713,511)	$4,490,000	—

U.S. Government Bond
Counterparty
Barclays Capital, Inc.	$ 12,340,754	$ (12,340,754)	—	—
Credit Agricole Corporate and Investment Bank	41,644,889	(41,815,477)	$ 393,000	$222,412
Credit Suisse Securities (USA) LLC	40,832,300	(40,832,300)	—	—
Deutsche Bank Securities, Inc.	44,135,990	(44,135,990)	—	—
J.P. Morgan Securities LLC	23,931,969	(23,931,969)	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	105,060,728	(105,060,728)	—	—
Nomura Securities International, Inc.	22,027,757	(22,027,757)	—	—
Total	$289,974,387	$(290,144,975)	$ 393,000	$222,412

[1]

Net collateral with a value of $29,248,215 for GNMA, $390,702,881 for Inflation Protected Bond and $290,365,244 for U.S. Government Bond has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount represents the net payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a Fund makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A Fund is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Statements of Operations. A Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a Fund will be able to close out a short position at a particular time or at an acceptable price.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g. inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

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Futures Contracts: Certain Funds invest in long and/or short positions in futures contracts and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities.

When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest or foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments (including credit risk, equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value - unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

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In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity

(e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•

Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — Certain Funds may enter into forward interest rate swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation rate caps and floors — Inflation Protected Bond enters into inflation rate caps and floors to gain or reduce exposure to inflation rates (other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that inflation indexes exceed a specified rate, or “cap”. Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the

108	BLACKROCK FUNDS II	MARCH 31, 2016

Notes to Financial Statements (continued)

extent that inflation indexes fall below a specified rate, or “floor”. The maximum potential amount of future payments that the Fund would be required to make under an inflation rate cap would be the notional amount times the percentage increase in inflation rates determined by the difference between the inflation index current value and the value at the time the cap was entered into.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. Effective October 1, 2015, for such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
First $1 Billion	0.400%	0.300%	0.350%	0.500%	0.500%
$1 Billion — $2 Billion	0.390%	0.290%	0.340%	0.450%	0.450%
$2 Billion — $3 Billion	0.380%	0.280%	0.330%	0.425%	0.425%
Greater than $3 Billion	0.370%	0.270%	0.320%	0.400%	0.400%

BLACKROCK FUNDS II	MARCH 31, 2016	109

Notes to Financial Statements (continued)

Prior to October 1, 2015, the following Funds paid the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond

First $1 Billion	0.550%	0.400%	0.500%	0.500%	0.500%
$1 Billion — $2 Billion	0.500%	0.375%	0.450%	0.450%	0.450%
$2 Billion — $3 Billion	0.475%	0.350%	0.425%	0.425%	0.425%
Greater than $3 Billion	0.450%	0.325%	0.400%	0.400%	0.400%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Inflation Protected Bond pays the Manager based on the Fund’s net assets, which includes the assets of the Taxable Subsidiary.

Service and Distribution Fees

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B1	Investor C	Investor C1	Class R

Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.50%	0.75%	0.55%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B1, Investor C, Investor C1 and Class R shareholders.

For the six months ended March 31, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor B1	Investor C	Investor C1	Class R	Total

GNMA	$33,036	$247,656	—	$498,720	—	—	$779,412
Inflation Protected	$52,284	$581,132	—	$1,107,026	—	—	$1,740,442
Investment Grade Bond	—	$ 26,563	—	—	—	—	$26,563
Secured Credit	—	$132,866	—	$123,037	—	—	$255,903
U.S. Government Bond	$4,605	$614,868	$669	$252,438	$251,991	$57,572	$1,182,143

Administration

The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fees, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee

First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

110	BLACKROCK FUNDS II	MARCH 31, 2016

Notes to Financial Statements (continued)

For the six months ended March 31, 2016, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B1	Investor C	Investor C1	Class K	Class R	Total

GNMA	$ 42,987	$2,647	$19,812	—	$ 9,974	—	$1,681	—	$77,101
Inflation Protected Bond	$162,351	$4,183	$46,491	—	$22,141	—	$35,111	—	$270,277
Investment Grade Bond	$ 952	—	$ 2,125	—	—	—	$5,011	—	$8,088
Secured Credit	$ 21,898	—	$10,629	—	$ 2,461	—	—	—	$34,988
U.S. Government Bond	$ 15,501	$ 368	$49,190	$22	$ 5,049	$6,300	—	$2,303	$78,733

The Manager may have, at its discretion, voluntarily waived all or any portion of its administration fees for a Fund or a share class, which are included in administration fees waived — class specific in the Statements of Operations.

Transfer Agent

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2016, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Total

GNMA	$47,087	$2,442	$2,357	$51,886
Inflation Protected Bond	$15,035	$ 531	$ 855	$16,421
U.S. Government Bond	$63,762	$2,949	$2,484	$69,195

The Manager maintains a call center, that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended March 31, 2016, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Total

GNMA	$11,632	—	$ 2,399	$1,480	—	$ 54	$15,565
Inflation Protected Bond	—	—	$ 3,313	$2,106	—	$594	$6,013
Investment Grade Bond	—	—	$ 322	—	—	$ 26	$348
Secured Credit	$ 224	—	$ 444	$ 203	—	—	$871
U.S. Government Bond	$ 470	$ 7	$18,995	$ 618	$221	—	$20,311

For the six months ended March 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B1	Investor C	Investor C1	Class K	Class R	Total

GNMA	$250,390	$24,823	$110,976	—	$ 65,087	—	$ 407	—	$451,683
Inflation Protected Bond	$997,933	$34,199	$538,370	—	$177,359	—	$8,193	—	$1,756,054
Investment Grade Bond	$ 6,373	—	$ 17,388	—	—	—	$ 101	—	$23,862
Secured Credit	$ 65,907	—	$ 65,475	—	$ 11,316	—	—	—	$142,698
U.S. Government Bond	$138,731	$3,625	$441,604	$118	$ 56,013	$89,665	—	$24,792	$754,548

Other Fees

For the six months ended March 31, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

GNMA	$8,025
Inflation Protected Bond	$7,589
Investment Grade Bond	$2,258
Secured Credit	$3,706
U.S. Government Bond	$3,754

For the six months ended March 31, 2016, affiliates received CDSCs as follows:

	Investor A	Investor C

GNMA	$ 402	$4,981
Inflation Protected Bond	$ 797	$5,648
Investment Grade Bond	$ 1,257	—
Secured Credit	$14,772	$2,694
U.S. Government Bond	$ 8	$1,957

BLACKROCK FUNDS II	MARCH 31, 2016	111

Notes to Financial Statements (continued)

Expense Limitations/Waivers/Reimbursements/Recoupments

The Manager, with respect to the Funds, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense and acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business. Effective October 1, 2015, the expense limitations as a percentage of average daily net assets are as follows:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond

Institutional	0.55%	0.42%	0.52%	0.70%	0.62%
Service	0.90%	0.71%	N/A	N/A	0.81%
Investor A	0.92%	0.76%	0.82%	0.95%	0.95%
Investor B1	N/A	N/A	N/A	N/A	1.45%
Investor C	1.67%	1.48%	N/A	1.70%	1.72%
Investor C1	N/A	N/A	N/A	N/A	1.53%
Class K	0.52%	0.32%	0.45%	N/A	0.45%[1]
Class R	1.17%[1]	1.01%[1]	1.09%[1]	N/A	1.21%

[1]	There were no shares outstanding as of March 31, 2016.

Prior to October 1, 2015, the expense limitations as a percentage of average daily net assets were as follows:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond

Institutional	0.55%[1]	0.44%	0.55%	0.70%	0.62%
Service	0.90%	0.75%	N/A	N/A	0.81%
Investor A	1.07%	0.76%[1]	0.90%	0.95%	0.95%
Investor B1	N/A	N/A	N/A	N/A	1.45%
Investor C	1.82%	1.62%	N/A	1.70%	1.72%
Investor C1	N/A	N/A	N/A	N/A	1.53%
Class K	0.52%	0.32%	0.45%	N/A	0.45%[1]
Class R	1.93%[1]	1.79%[1]	2.22%[1]	N/A	1.21%

[1]	There were no shares outstanding as of March 31, 2016.

The Manager has agreed not to reduce or discontinue these contractual expense limitations prior to February 1, 2017, unless approved by the Board, including a majority of the Independent Trustees or by a majority of the outstanding voting securities of the Funds.

The amounts waived and/or reimbursed are included in fees waived by the Manager and shown as administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended March 31, 2016, the amounts included in fees waived by the Manager were as follows:

GNMA	$15,973
Inflation Protected Bond	$707,070
Investment Grade Bond	$101,674
Secured Credit	$1,252
U.S. Government Bond	$287,093

Class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor B1	Investor C	Investor C1	Class K1	Class R	Total

GNMA	$ 42,986	$2,636	—	—	$ 1,922	—	$ 1,621	—	$ 49,165
Inflation Protected Bond	$157,790	$3,767	$46,491	—	$21,590	—	$35,111	—	$264,749
Investment Grade Bond	$ 952	—	$ 2,125	—	—	—	$ 5,002	—	$ 8,079
Secured Credit	$ 21,898	—	$10,629	—	$ 2,461	—	—	—	$ 34,988
U.S. Government Bond	$ 15,502	$ 368	$49,189	$ 5	$ 5,020	$6,300	—	$2,303	$ 78,687

Transfer Agent Fees Waived	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total

GNMA	$11,633	—	—	—	—	$ 44	—	$11,677
Inflation Protected Bond	—	—	$ 3,252	$1,291	—	$594	—	$ 5,137
Investment Grade Bond	—	—	$ 322	—	—	$ 24	—	$ 346
Secured Credit	$ 224	—	$ 443	$ 203	—	—	—	$ 870
U.S. Government Bond	$ 470	$ 7	$18,995	$ 612	$221	—	—	$20,305

112	BLACKROCK FUNDS II	MARCH 31, 2016

Notes to Financial Statements (continued)

Transfer Agent Fees Reimbursed	Institutional	Service	Investor A	Investor B1	Investor C	Investor C1	Class K	Class R	Total
GNMA	$169,585	$7,544	—	—	—	—	$ 248	—	$177,377
Inflation Protected Bond	$194,994	$5,379	$94,784	—	$ 2,680	—	$7,583	—	$305,420
Investment Grade Bond	$ 3,009	—	$ 4,289	—	—	—	$ 57	—	$ 7,355
Secured Credit	$ 46,195	—	$56,108	—	$ 8,992	—	—	—	$111,295
U.S. Government Bond	$ 91,717	$3,617	$81,362	$42	$15,073	$36,229	—	$7,558	$235,598

The Manager, with the respect to each Fund, voluntarily agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its management fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. For the six months ended March 31, 2016, the amounts waived were as follows:

GNMA	$ 7,134
Inflation Protected Bond	$13,123
Investment Grade Bond	$ 2,010
Secured Credit	$ 8,554
U.S. Government Bond	$ 3,293

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

• The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

• The Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator.

In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2016, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

Investor B1
U.S. Government Bond	$226

On March 31, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2016	2017	2018
GNMA
Fund Level	$1,219,703	$1,093,003	$ 15,973
Institutional	$ 265,336	$ 471,274	$224,204
Service	$ 32,421	$ 45,773	$ 10,180
Investor C	—	—	$ 1,922
Class K	$ 3,524	$ 3,184	$ 1,913
Inflation Protected Bond
Fund Level	$4,178,218	$3,801,292	$707,070
Institutional	$ 443,833	$ 207,925	$352,784
Service	$ 2	$ 5,107	$ 9,146
Investor A	$ 684,798	$ 242,267	$144,527
Investor C	—	—	$ 25,561
Class K	$ 118,613	$ 106,159	$ 43,288
Investment Grade Bond

BLACKROCK FUNDS II	MARCH 31, 2016	113

Notes to Financial Statements (continued)

	Expiring September 30,

	2016	2017	2018

Fund Level	$313,662	$303,469	$101,674
Institutional	$7,689	$4,606	$3,961
Investor A	—	$3,676	$6,736
Class K	$32,787	$22,773	$5,083
Secured Credit
Fund Level	$192,855	$46,517	$1,252
Institutional	$34,689	$129,977	$68,317
Investor A	$82,814	$124,098	$67,180
Investor C	$18,491	$24,242	$11,656
U.S. Government Bond
Fund Level	$675,533	$650,484	$287,093
Institutional	$264,450	$276,107	$107,689
Service	$7,823	$8,371	$3,992
Investor A	—	$460,286	$149,546
Investor B1	$17,292	$5,850	$47
Investor C	$10,083	$43,126	$20,705
Investor C1	$107,062	$77,262	$42,750
Class R	$25,448	$20,714	$9,861

Officers and Trustees

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

7. Purchases and Sales:

For the six months ended March 31, 2016, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond

Non-U.S. Government Securities	$5,494,012,122	$173,074,252	$17,821,591	$85,416,784	$3,891,997,381
U.S. Government Securities	8,072,891	657,699,115	7,813,382	—	1,491,516,989

Total Purchases	$5,502,085,013	$830,773,367	$25,634,973	$85,416,784	$5,383,514,370

Sales

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond

Non-U.S. Government Securities
(includes paydowns)	$5,770,814,713	$176,744,869	$14,866,628	$73,840,132	$4,297,812,565
U.S. Government Securities	26,840,994	1,084,396,316	8,487,334	—	1,561,363,686

Total Sales	$5,797,655,707	$1,261,141,185	$23,353,962	$73,840,132	$5,859,176,251

For the six months ended March 31, 2016, purchases and sales related to mortgage dollar rolls were as follows:

	GNMA	U.S. Government Bond

Purchases	$3,106,493,390	$1,724,134,377
Sales	$3,108,424,923	$1,723,458,751

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for each of the four years ended September 30, 2015. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

114	BLACKROCK FUNDS II	MARCH 31, 2016

Notes to Financial Statements (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of period end, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond

No expiration date[1]	$48,695,621	$83,548,016	$1,689,993	$2,456,191	$40,699,181
2018	—	—	—	—	3,443,608

Total	$48,695,621	$83,548,016	$1,689,993	$2,456,191	$44,142,789

[1]	Must be utilized prior to losses subject to expiration.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond

Tax cost	$1,567,722,582	$2,860,992,665	$83,906,927	$372,363,762	$1,442,226,938

Gross unrealized appreciation	$ 17,582,667	$ 170,176,320	$ 2,228,380	$ 2,283,524	$ 15,687,519
Gross unrealized depreciation	(696,144)	(25,503,614)	(722,746)	(10,848,071)	(5,653,725)

Net unrealized appreciation/(depreciation)	$ 16,886,523	$ 144,672,706	$ 1,505,634	$ (8,564,547)	$ 10,033,794

9. Bank Borrowings:

BlackRock Funds II, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2016, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

BLACKROCK FUNDS II	MARCH 31, 2016	115

Notes to Financial Statements (continued)

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
GNMA	Shares	Amount	Shares	Amount

Institutional

Shares sold	15,283,168	$150,232,873	16,071,035	$159,033,386
Shares issued in reinvestment of distributions	430,435	4,233,970	653,423	6,460,304
Total issued	15,713,603	154,466,843	16,724,458	165,493,690
Shares redeemed	(13,418,606)	(131,992,043)	(13,761,520)	(136,131,100)

Net increase	2,294,997	$22,474,800	2,962,938	$29,362,590

Service

Shares sold	211,126	$ 2,070,935	1,422,633	$ 14,072,862
Shares issued in reinvestment of distributions	35,085	344,468	94,690	936,300
Shares redeemed	(726,778)	(7,132,050)	(3,905,993)	(38,557,998)

Net decrease	(480,567)	$(4,716,647)	(2,388,670)	$(23,548,836)

116	BLACKROCK FUNDS II	MARCH 31, 2016

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
GNMA (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares received from conversion[1]	—	—	20,176	$ 198,530
Shares sold and automatic conversion of shares	7,476,641	$ 73,942,992	7,160,226	70,929,049
Shares issued in reinvestment of distributions	249,351	2,462,615	318,182	3,158,967
Shares redeemed	(2,160,025)	(21,315,746)	(4,758,751)	(47,252,807)

Net increase	5,565,967	$ 55,089,861	2,739,833	$27,033,739

Investor B
Shares sold			1,493	$ 14,778
Shares issued in reinvestment of distributions			672	6,678
Shares converted[1]			(20,223)	(198,530)
Shares redeemed and automatic conversion of shares			(112,132)	(1,105,662)

Net decrease			(130,190)	$(1,282,736)

Investor C
Shares sold	1,271,958	$ 12,488,352	1,392,861	$ 13,783,947
Shares issued in reinvestment of distributions	82,084	806,852	126,970	1,255,021
Shares redeemed	(1,248,020)	(12,254,337)	(3,463,284)	(34,221,166)

Net increase (decrease)	106,022	$ 1,040,867	(1,943,453)	$(19,182,198)

Class K
Shares sold	291,290	$ 2,855,742	1,758,370	$17,380,538
Shares issued in reinvestment of distributions	25,374	248,654	30,377	298,977
Shares redeemed	(298,705)	(2,916,689)	(413,959)	(4,069,146)

Net increase	17,959	$ 187,707	1,374,788	$13,610,369

Total Net Increase	7,504,378	$74,076,588	2,615,246	$25,992,928

Inflation Protected Bond
Institutional
Shares sold	25,791,198	$ 270,258,663	115,567,065	$1,269,056,986
Shares issued in reinvestment of distributions	2,954,831	30,375,660	1,330,731	14,354,567
Shares redeemed	(51,663,214)	(537,787,220)	(59,267,326)	(641,308,840)

Net increase (decrease)	(22,917,185)	$(237,152,897)	57,630,470	$ 642,102,713

Service
Shares sold	610,126	$ 6,328,780	2,057,275	$ 22,251,486
Shares issued in reinvestment of distributions	74,952	763,014	50,609	542,894
Shares redeemed	(618,292)	(6,444,551)	(2,190,635)	(23,606,906)

Net increase (decrease)	66,786	$ 647,243	(82,751)	$ (812,526)

Investor A
Shares received from conversion[1]	—	—	17,959	$ 189,828
Shares sold and automatic conversion of shares	6,346,228	$ 65,210,007	14,457,845	154,578,169
Shares issued in reinvestment of distributions	853,284	8,601,099	612,896	6,508,144
Shares redeemed	(9,445,645)	(97,033,298)	(29,759,137)	(318,069,185)

Net decrease	(2,246,133)	$(23,222,192)	(14,670,437)	$(156,793,044)

BLACKROCK FUNDS II	MARCH 31, 2016	117

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
Inflation Protected Bond (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold			1,940	$ 20,600
Shares issued in reinvestment of distributions			881	9,145
Shares converted[1]			(18,484)	(189,828)
Shares redeemed and automatic conversion of shares			(104,802)	(1,088,822)

Net decrease			(120,465)	$(1,248,905)

Investor C
Shares sold	794,852	$ 7,973,795	2,043,789	$ 21,513,684
Shares issued in reinvestment of distributions	396,904	3,905,527	300,357	3,137,999
Shares redeemed	(4,491,846)	(45,272,997)	(8,237,842)	(86,356,085)

Net decrease	(3,300,090)	$(33,393,675)	(5,893,696)	$(61,704,402)

Class K
Shares sold	5,382,115	$ 55,339,867	12,168,047	$ 130,076,683
Shares issued in reinvestment of distributions	645,230	6,523,274	398,886	4,230,981
Shares redeemed	(6,866,911)	(70,894,169)	(9,935,156)	(106,026,186)

Net increase (decrease)	(839,566)	$ (9,031,028)	2,631,777	$ 28,281,478

Total Net Increase (Decrease)	(29,236,188)	$(302,152,549)	39,494,898	$ 449,825,314

Investment Grade Bond
Institutional
Shares sold	492,779	$ 4,704,706	1,181,127	$11,700,330
Shares issued in reinvestment of distributions	13,714	131,559	26,139	256,244
Shares redeemed	(224,371)	(2,149,575)	(947,528)	(9,300,113)

Net increase	282,122	$ 2,686,690	259,738	$ 2,656,461

Investor A
Shares sold	491,279	$ 4,702,043	2,227,491	$21,994,357
Shares issued in reinvestment of distributions	27,936	267,955	41,955	410,693
Shares redeemed	(414,230)	(3,959,886)	(960,471)	(9,395,712)

Net increase	104,985	$ 1,010,112	1,308,975	$13,009,338

Class K
Shares sold	17,386	$ 166,469	1,231	$ 12,124
Shares issued in reinvestment of distributions	53,442	513,756	106,202	1,044,649
Shares redeemed	(9,532)	(92,654)	(1,369,550)	(13,626,665)

Net increase (decrease)	61,296	$ 587,571	(1,262,117)	$(12,569,892)

Total Net Increase	448,403	$4,284,373	306,596	$ 3,095,907

Secured Credit
Institutional
Shares sold	9,687,928	$ 95,132,094	15,572,762	$159,532,079
Shares issued in reinvestment of distributions	473,138	4,649,968	651,180	6,656,348
Shares redeemed	(8,136,732)	(79,718,494)	(6,873,127)	(70,277,510)

Net increase	2,024,334	$ 20,063,568	9,350,815	$ 95,910,917

118	BLACKROCK FUNDS II	MARCH 31, 2016

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
Secured Credit (concluded)	Shares	Amount	Shares	Amount

Investor A

Shares sold	3,752,592	$36,926,203	8,117,896	$ 83,186,007
Shares issued in reinvestment of distributions	218,223	2,144,255	379,037	3,875,257
Shares redeemed	(3,513,509)	(34,476,653)	(6,123,186)	(62,578,526)

Net increase	457,306	$ 4,593,805	2,373,747	$ 24,482,738

Investor C

Shares sold	405,943	$ 4,000,913	769,788	$ 7,887,865
Shares issued in reinvestment of distributions	37,853	372,011	66,750	682,831
Shares redeemed	(450,456)	(4,408,020)	(478,201)	(4,899,112)

Net increase (decrease)	(6,660)	$ (35,096)	358,337	$ 3,671,584

Total Net Increase	2,474,980	$24,622,277	12,082,899	$124,065,239

U.S. Government Bond

Institutional

Shares sold	6,686,864	$ 71,159,973	4,827,384	$ 51,459,205
Shares issued in reinvestment of distributions	153,808	1,625,350	221,568	2,366,531
Shares redeemed	(4,635,613)	(49,158,825)	(5,257,641)	(56,033,201)

Net increase (decrease)	2,205,059	$ 23,626,498	(208,689)	$ (2,207,465)

Service

Shares sold	66,836	$ 709,013	21,930	$ 233,901
Shares issued in reinvestment of distributions	4,746	50,083	7,372	78,714
Shares redeemed	(20,085)	(212,135)	(58,945)	(626,609)

Net increase (decrease)	51,497	$ 546,961	(29,643)	$(313,994)

Investor A

Shares received from conversion[1]	6,130,204	$ 64,875,800	10,570	$ 111,726
Shares sold and automatic conversion of shares	524,377	5,547,645	16,806,943	179,240,222
Shares issued in reinvestment of distributions	—	—	806,656	8,638,159
Shares redeemed	(10,454,473)	(111,138,990)	(18,157,447)	(194,176,265)

Net decrease	(3,799,892)	$ (40,715,545)	(533,278)	$ (6,186,158)

Investor B

Shares sold			1,542	$ 16,451
Shares issued in reinvestment of distributions			490	5,227
Shares converted[1]			(10,623)	(111,726)
Shares redeemed and automatic conversion of shares			(75,194)	(798,618)

Net decrease			(83,785)	$(888,666)

Investor B1

Shares sold	—	—	7,833	$ 83,819
Shares issued in reinvestment of distributions	161	$ 1,698	1,749	18,705
Shares redeemed	(3,720)	(39,347)	(192,102)	(2,048,377)

Net decrease	(3,559)	$(37,649)	(182,520)	$(1,945,853)

BLACKROCK FUNDS II	MARCH 31, 2016	119

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
U.S. Government Bond (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	1,501,809	$15,876,570	1,614,024	$17,208,495
Shares issued in reinvestment of distributions	38,379	405,086	51,006	545,305
Shares redeemed	(1,328,768)	(14,098,959)	(2,202,891)	(23,496,242)

Net increase (decrease)	211,420	$2,182,697	(537,861)	$(5,742,442)

Investor C1
Shares sold	278,870	$2,948,394	640,994	$6,841,496
Shares issued in reinvestment of distributions	54,983	580,005	88,640	947,551
Shares redeemed	(1,398,520)	(14,815,289)	(1,981,810)	(21,150,183)

Net decrease	(1,064,667)	$(11,286,890)	(1,252,176)	$(13,361,136)

Class R
Shares sold	599,031	$6,349,844	716,157	$7,650,712
Shares issued in reinvestment of distributions	26,131	276,389	36,228	387,945
Shares redeemed	(373,602)	(3,965,994)	(952,523)	(10,186,095)

Net increase (decrease)	251,560	$2,660,239	(200,138)	$(2,147,438)

Total Net Decrease	(2,148,582)	$(23,023,689)	(3,028,090)	$(32,793,152)

1  On the close of business on June 23, 2015, Investor B Shares converted to Investor A Shares for GNMA, Inflation Protected Bond and U.S. Government Bond.

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective April 21, 2016, the credit agreement was extended until April 2017. The updated agreement includes the following terms: A fee of 0.12% per annum on the unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The commitment amounts remain unchanged. Administration, legal and arrangement fees in connection with the amended credit agreement, and along with commitment fees, are allocated among the Participating Funds based upon portions of the aggregate commitment available to them and relative net assets of the Participating Funds.

120	BLACKROCK FUNDS II	MARCH 31, 2016

Officers and Trustees

Robert M. Hernandez, Chair of the Board and Trustee

Fred G. Weiss, Vice Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Valerie G. Brown, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Robert Fairbairn, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

    Effective May 6, 2016, Valerie G. Brown resigned as a Trustee of the Trust.

    Effective May 10, 2016, Kenneth A. Froot resigned as a Trustee of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

BLACKROCK FUNDS II	MARCH 31, 2016	121

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

122	BLACKROCK FUNDS II	MARCH 31, 2016

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	MARCH 31, 2016	123

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Taxable5-3/16-SAR

MARCH 31, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Funds II

▶   BlackRock Core Bond Portfolio

▶   BlackRock High Yield Bond Portfolio

▶   BlackRock Low Duration Bond Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1.  Access the BlackRock website at blackrock.com

2.  Select “Access Your Account”

3.  Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FUNDS II	MARCH 31, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. Investors spent most of 2015 anticipating the end of the Federal Reserve’s (the “Fed”) near-zero interest rate policy as U.S. growth outpaced other developed markets. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Global market volatility increased in the latter part of 2015 and spilled over into early 2016. Oil prices were a key factor behind the instability after collapsing in mid-2015 due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets. Signs of slowing economic growth, a depreciating yuan and declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy.

Fears of a global recession started to fade toward the end of the first quarter of 2016 and volatility abated. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength offered some relief to U.S. exporters and emerging market economies. Oil prices found firmer footing as global supply showed signs of leveling off.

The selloff in risk assets at the turn of the year has resulted in more reasonable valuations and some appealing entry points for investors today. However, investors continue to face the headwinds of uncertainty around China’s growth trajectory and currency management, the potential consequences of negative interest rates and geopolitical risks.

For the 12 months ended March 31, 2016, higher-quality assets such as municipal bonds, U.S. Treasuries and investment grade corporate bonds generated positive returns, while riskier assets such as non-U.S. and small cap equities broadly declined.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.49%	1.78%
U.S. small cap equities (Russell 2000® Index)	2.02	(9.76)
International equities (MSCI Europe, Australasia, Far East Index)	1.56	(8.27)
Emerging market equities (MSCI Emerging Markets Index)	6.41	(12.03)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.10	0.12
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.27	3.05
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.44	1.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.23	3.95
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.23	(3.66)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2016	BlackRock Core Bond Portfolio

Investment Objective

BlackRock Core Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2016, the Fund underperformed the benchmark, the Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•	During the period, the main detractors from performance were the Fund’s allocation to U.S. inflation-linked bonds and its active currency positioning.

•	The most significant contributors to performance were the Fund’s allocations to U.S. investment grade credit, mortgage-backed securities and securitized assets.

Describe recent portfolio activity.

•

As the Fund navigated a period of increased cross-asset volatility driven by monetary policy uncertainty, the continued downtrend in commodity prices, and concerns surrounding global growth, the Fund maintained a defensive stance. Through the end of 2015, the Fund was underweight U.S. duration (sensitivity to interest rate movements) with the expectation that interest rates would move higher. Then, through the first quarter of 2016, the Fund kept a neutral duration versus the Barclays U.S. Aggregate

Bond Index based on a defensive view regarding the direction of U.S. interest rates. Within U.S. investment grade credit, the Fund moved to an underweight position in financials and a neutral position in industrials based on relative value considerations and the sectors’ respective fundamentals. In addition, the Fund’s allocation in U.S. municipals was increased. The Fund’s exposure to securitized assets was modestly reduced, while maintaining its overweight. In the active currency area, the Fund tactically maintained a slight long U.S. dollar bias during the period.

Describe portfolio positioning at period end.

•

Relative to the Barclays U.S. Aggregate Bond Index, the Fund ended the period positioned with a neutral duration. Within investment grade credit, the Fund was underweight in financials and had a neutral position in industrials. The Fund maintained an increased allocation in U.S. municipals and remained overweight in securitized assets. The Fund also held slightly increased risk in the form of emerging market holdings. Within active currencies, the Fund remained slightly long in the U.S. dollar versus the Australian dollar and the Saudi riyal.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Treasury Obligations	34%
U.S. Government Sponsored Agency Securities	34
Corporate Bonds	20
Asset-Backed Securities	5
Non-Agency Mortgage-Backed Securities	4
Foreign Government Obligations	2
Taxable Municipal Bonds	1

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	74%
AA/Aa	5
A	10
BBB/Baa	10
N/R	1

[1]	Total investments exclude options purchased.

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

4	BLACKROCK FUNDS II	MARCH 31, 2016

BlackRock Core Bond Portfolio

Total Return Based on a $10,000 Investment

[1]     Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]     The Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays U.S. Aggregate Bond Index (the benchmark).

[3]     A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended March 31, 2016
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.03%	1.92%	2.22%	1.32%	N/A	4.17%	N/A	4.49%	N/A
Service	1.70	1.68	2.05	0.99	N/A	3.85	N/A	4.20	N/A
Investor A	1.63	1.56	2.05	0.98	(3.06)%	3.86	3.01%	4.16	3.74%
Investor C	0.96	0.91	1.67	0.32	(0.67)	3.10	3.10	3.35	3.35
Class K	2.09	2.06	2.25	1.38	N/A	4.27	N/A	4.59	N/A
Class R	1.45	1.36	1.92	0.73	N/A	3.55	N/A	3.87	N/A
Barclays U.S. Aggregate Bond Index	—	—	2.44	1.96	N/A	3.78	N/A	4.90	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[8]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[6]	Ending Account Value March 31, 2016	Expenses Paid During the Period[7]
Institutional	$1,000.00	$1,022.20	$2.43	$2.27	$1,000.00	$1,022.60	$2.43	$1,022.75	$2.28
Service	$1,000.00	$1,020.50	$4.14	$3.99	$1,000.00	$1,020.90	$4.14	$1,021.05	$3.99
Investor A	$1,000.00	$1,020.50	$4.14	$3.99	$1,000.00	$1,020.90	$4.14	$1,021.05	$3.99
Investor C	$1,000.00	$1,016.70	$7.92	$7.76	$1,000.00	$1,017.15	$7.92	$1,017.30	$7.77
Class K	$1,000.00	$1,022.50	$2.17	$2.02	$1,000.00	$1,022.85	$2.17	$1,023.00	$2.02
Class R	$1,000.00	$1,019.20	$5.40	$5.25	$1,000.00	$1,019.65	$5.40	$1,019.80	$5.25

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.48% for Institutional, 0.82% for Service, 0.82% for Investor A, 1.57% for Investor C, 0.43% for Class K and 1.07% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for Institutional, 0.79% for Service, 0.79% for Investor A, 1.54% for Investor C, 0.40% for Class K and 1.04% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2016	5

Fund Summary as of March 31, 2016	BlackRock High Yield Bond Portfolio

Investment Objective

BlackRock High Yield Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2016, the Fund underperformed its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

•

During the period, the single largest detractor from relative performance was the Fund’s equity index exposure. While volatility remained elevated in the second half of 2015 and early 2016, short positions in S&P 500 futures detracted given the index’s positive return over the period. A tactical out-of-benchmark allocation to bank loans and collateralized loan obligations also subtracted from returns as bank loans underperformed high yield corporates.

•

Conversely, selection within B-rated and CCC-rated high yield credits boosted relative return during the period. In terms of sectors, an underweight within energy to oil field services positively contributed, as did selection in cable & satellite and the combination of an overweight in technology and selection within the sector.

•	During the period, the use of derivatives, in particular futures, had a negative impact on the Fund’s returns. The use of swaps had a positive impact to the Fund’s returns.

Describe recent portfolio activity.

•

The Fund was relatively conservatively positioned in 2015, and reduced risk further into early 2016 as volatility resurfaced. As conditions improved during the second half of February and into March, the Fund gradually began to add back risk. The Fund managed its risk reduction efforts early in the period in three key ways. First, the Fund increased its net equity short position. The Fund also held underweight exposure to the commodity-related complex of energy and metals & mining. The Fund sold down risk across the energy sector heading into year end and early 2016, but slowly added back risk through higher quality high yield and “fallen angel” issuers from the investment grade universe across both sectors, as oil and other commodity prices recovered in the second half of the six-month period. Lastly, the Fund maintained a meaningful position in bank loans, which are higher in an issuer’s capital structure and less volatile than high yield issues. Over the period, the Fund added to names within the technology, cable & satellite and packaging sectors.

Describe portfolio positioning at period end.

•

As of period end, the Fund held an underweight in BB-rated high yield bonds, an overweight to B-rated credits, and a slight overweight position in high conviction CCC-rated issues. Importantly, the Fund remained significantly underweight in the riskier, higher-yielding segments of the lower-rated universe. At period end, top-issuer overweights included Ally Financial, Inc. (banking), First Data Corp. (technology), and HD Supply, Inc. (building materials). The Fund’s issuer selection remained focused on cash-flow views, determination of a specific catalyst and/or idiosyncratic characteristics. The Fund continued to favor select equity or equity-like assets with more upside potential as a substitute for higher-risk CCC-rated notes. To balance these trades, especially in a volatile market, the Fund continued to be active in equity futures as part of its overall strategy to manage portfolio risk, though exposure there was flat as of period end. The Fund also held a meaningful allocation in floating rate bank loans.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Corporate Bonds	79%
Floating Rate Loan Interests	7
Preferred Securities	5
Investment Companies	3
Asset-Backed Securities	3
Common Stocks	3

Credit Quality Allocation[2]	Percent of Total Investments[1]
A	1%
BBB/Baa	8
BB/Ba	37
B	37
CCC/Caa	9
N/R	8

[1]	Total investments exclude short-term securities and options purchased.

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

6	BLACKROCK FUNDS II	MARCH 31, 2016

BlackRock High Yield Bond Portfolio

Total Return Based on a $10,000 Investment

[1]     Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]     The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund normally invests at least 80% of its assets in high yield bonds.

[3]     An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no issuer represents more than 2 percent of the index.

Performance Summary for the Period Ended March 31, 2016
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.12%	6.12%	(0.31)%	(4.31)%	N/A	5.13%	N/A	6.89%	N/A
Service	5.85	5.85	(0.45)	(4.71)	N/A	4.77	N/A	6.55	N/A
Investor A	5.86	5.86	(0.33)	(4.59)	(8.40)%	4.80	3.95%	6.54	6.11%
Investor B	4.73	4.73	(0.99)	(5.61)	(9.66)	3.89	3.57	5.99	5.99
Investor B1	5.28	4.95	(0.73)	(5.11)	(8.71)	4.23	3.92	6.03	6.03
Investor C	5.04	5.04	(0.84)	(5.32)	(6.23)	4.01	4.01	5.76	5.76
Investor C1	5.23	5.22	(0.75)	(5.26)	N/A	4.17	N/A	5.95	N/A
Class K	6.25	6.25	(0.12)	(4.21)	N/A	5.21	N/A	6.98	N/A
Class R	5.47	5.47	(0.62)	(4.91)	N/A	4.46	N/A	6.25	N/A
Barclays U.S. Corporate High Yield 2% Issuer Capped Index	—	—	1.23	(3.66)	N/A	4.93	N/A	7.03	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$996.90	$3.05	$1,000.00	$1,021.95	$ 3.08	0.61%
Service	$1,000.00	$995.50	$4.49	$1,000.00	$1,020.50	$ 4.55	0.90%
Investor A	$1,000.00	$996.70	$4.59	$1,000.00	$1,020.40	$ 4.65	0.92%
Investor B	$1,000.00	$990.10	$9.90	$1,000.00	$1,015.05	$10.02	1.99%
Investor B1	$1,000.00	$992.70	$7.27	$1,000.00	$1,017.70	$ 7.36	1.46%
Investor C	$1,000.00	$991.60	$8.41	$1,000.00	$1,016.55	$ 8.52	1.69%
Investor C1	$1,000.00	$992.50	$7.52	$1,000.00	$1,017.45	$ 7.62	1.51%
Investor K	$1,000.00	$998.80	$2.55	$1,000.00	$1,022.45	$ 2.58	0.51%
Class R	$1,000.00	$993.80	$6.18	$1,000.00	$1,018.80	$ 6.26	1.24%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights on pages 92 and 97.

BLACKROCK FUNDS II	MARCH 31, 2016	7

Fund Summary as of March 31, 2016	BlackRock Low Duration Bond Portfolio

Investment Objective

BlackRock Low Duration Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2016, the Fund underperformed the benchmark, the BofA Merrill Lynch 1-3 Year U.S. Corporate & Government Index.

What factors influenced performance?

•

During the period, the principal detractor from performance relative to its benchmark was the portfolio’s underweight in U.S. Treasuries and other government-backed securities, such as supra-sovereigns, which include debt issued by “supranational” entities (multinational foreign government obligations). Exposure to emerging market debt also detracted, but to a lesser extent.

•

The main contributors to performance came from the Fund’s exposure to commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”), as well as high yield corporate bonds. The Fund’s performance was also helped by holding 15-year pass-through residential mortgage-backed securities (“MBS”) and investment grade corporate credit.

•

The Fund held derivatives as part of managing its duration and foreign currency exchange contract strategies. During the period, the use of derivatives, futures, swaps and foreign currency exchange contracts had a negative impact on Fund returns.

Describe recent portfolio activity.

•

During the first half of the period, the Fund’s underweight exposure relative to its benchmark to corporate credit sensitivity was changed to a neutral position in the midst of an increased risk tolerance market sentiment led by investors who viewed the wider spreads in the sector as providing a favorable entry point. In addition, the Fund’s exposure to ABS and CMBS was selectively reduced due to liquidity concerns. The Fund’s high yield exposure, already at a reduced level entering the period, was sharply lowered through risk management due to elevated market volatility. The Fund’s cash position was also increased in order to improve liquidity in the portfolio and take advantage of attractive returns in the repo market. The position had a minimal impact on returns. Ahead of the Fed’s December rate increase, the Fund maintained a short duration (sensitivity to interest rate movements) bias, which helped the Fund to navigate the rising rate environment.

•

In the second half of the period, the Fund’s risk exposure was reduced in anticipation of increased market volatility driven by a continued earnings recession in the United States, and slowing global growth.

Describe portfolio positioning at period end.

•

The Fund ended the period with very low exposure to sensitivity to changes in credit spreads, while holdings in U.S. Treasury bonds represented the Fund’s highest allocation in several years. In line with a cautious market view, the Fund held an increased quality bias within the supra-sovereign space. Lastly, the Fund continued to maintain its high yield exposure below 5% of portfolio assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Treasury Obligations	33%
Corporate Bonds	27
Asset-Backed Securities	16
Non-Agency Mortgage-Backed Securities	12
U.S. Government Sponsored Agency Securities	9
Foreign Government Obligations	3

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	63%
AA/Aa	2
A	9
BBB/Baa	18
BB/Ba	5
B	1
N/R	2

[1]	Total investments exclude short-term securities and options purchased.
[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

8	BLACKROCK FUNDS II	MARCH 31, 2016

BlackRock Low Duration Bond Portfolio

Total Return Based on a $10,000 Investment

[1]     Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]     The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is between 0-3 years.

[3]     An unmanaged index comprised of investment grade corporate bonds and U.S. Government Agency and U.S. Treasury securities with maturities ranging from one to three years.

Performance Summary for the Period Ended March 31, 2016

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.77%	1.74%	0.36%	0.68%	N/A	2.19%	N/A	2.99%	N/A
Service	1.43	1.43	0.29	0.48	N/A	1.84	N/A	2.64	N/A
Investor A	1.40	1.38	0.30	0.45	(1.81)%	1.84	1.38%	2.63	2.40%
Investor A1	1.60	1.53	0.39	0.64	N/A	2.02	N/A	2.81	N/A
Investor C	0.70	0.66	(0.07)	(0.30)	(1.29)	1.10	1.10	1.88	1.88
Investor C2	1.29	1.26	0.22	0.29	N/A	1.69	N/A	2.49	N/A
Investor C3	0.73	0.67	(0.06)	(0.26)	N/A	1.11	N/A	1.84	N/A
Class K	1.82	1.79	0.49	0.84	N/A	2.26	N/A	3.05	N/A
Class R	1.19	1.05	0.17	0.19	N/A	1.47	N/A	2.17	N/A
BofA Merrill Lynch 1-3 Year U.S. Corporate & Government Index	—	—	0.63	1.06	N/A	1.20	N/A	2.80	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[8]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[6]	Ending Account Value March 31, 2016	Expenses Paid During the Period[7]
Institutional	$1,000.00	$1,003.60	$2.30	$2.25	$1,000.00	$1,022.70	$2.33	$1,022.75	$2.28
Service	$1,000.00	$1,002.90	$4.01	$3.96	$1,000.00	$1,021.00	$4.04	$1,021.05	$3.99
Investor A	$1,000.00	$1,003.00	$4.01	$3.96	$1,000.00	$1,021.00	$4.04	$1,021.05	$3.99
Investor A1	$1,000.00	$1,003.90	$3.06	$3.01	$1,000.00	$1,021.95	$3.08	$1,022.00	$3.03
Investor C	$1,000.00	$999.30	$7.70	$7.65	$1,000.00	$1,017.30	$7.77	$1,017.35	$7.72
Investor C2	$1,000.00	$1,002.20	$4.76	$4.71	$1,000.00	$1,020.25	$4.80	$1,020.30	$4.75
Investor C3	$1,000.00	$999.40	$7.55	$7.50	$1,000.00	$1,017.45	$7.62	$1,017.50	$7.57
Class K	$1,000.00	$1,004.90	$2.06	$2.00	$1,000.00	$1,022.95	$2.07	$1,023.00	$2.02
Class R	$1,000.00	$1,001.70	$5.25	$5.20	$1,000.00	$1,019.75	$5.30	$1,019.80	$5.25

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.46% for Institutional, 0.80% for Service, 0.80% for Investor A, 0.61% for Investor A1, 1.54% for Investor C, 0.95% for Investor C2, 1.51% for Investor C3, 0.41% for Class K and 1.05% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for Institutional, 0.79% for Service, 0.79% for Investor A, 0.60% for Investor A1, 1.53% for Investor C, 0.94% for Investor C2, 1.50% for Investor C3, 0.40% for Class K and 1.04% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2016	9

About Fund Performance

•	Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Low Duration Bond Portfolio (“Low Duration Bond”), which incurs an initial sales charge of 2.25%. These shares are subject to a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On the close of business on June 23, 2015, all issued and outstanding Investor B3 Shares of Low Duration Bond were converted into Investor A Shares with the same relative aggregated net asset value (“NAV”).

•

Investor A1 Shares (available only in Low Duration Bond) are subject to a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current shareholders of Investor A1 Shares of the Fund. Prior to October 2, 2006, Low Duration Bond’s Investor A1 Shares performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor A1 Share fees.

•

Investor B Shares (available only in BlackRock High Yield Bond Portfolio (“High Yield Bond”)) are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions). All returns for periods greater than seven years reflect this conversion.

•

Investor B1 Shares (available only in High Yield Bond) are subject to a maximum CDSC of 4.00% declining to 0% after six years and a distribution fee of 0.50% per year and a service fee of 0.25% per year. Investor B1 Shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.) Prior to October 2, 2006, High Yield Bond’s Investor B1 Shares performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor B1 Share fees.

•

Investor C, Investor C1, Investor C2 and Investor C3 Shares (Investor C1 Shares available only in High Yield Bond; Investor C2 and Investor C3 Shares available only in Low Duration Bond) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.75%, 0.55%, 0.30% and 0.65% per year, respectively, and a service fee of 0.25%, 0.25%, 0.10%

and 0.25% per year, respectively. Investor C Shares are generally available through financial intermediaries. Prior to October 2, 2006, High Yield Bond’s Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Share fees. Prior to October 2, 2006, Low Duration Bond’s Investor C2 Shares performance results were those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor C2 Share fees. Prior to July 18, 2011, Low Duration Bond’s Investor C3 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C3 Share fees.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to October 2, 2006, High Yield Bond’s and Core Bond’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to July 18, 2011, Low Duration Bond’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Investor B Shares are available only through exchanges and dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans.

Investor A1, Investor B1, Investor C1, Investor C2 and Investor C3 Shares of their respective Funds are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

10	BLACKROCK FUNDS II	MARCH 31, 2016

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2015 and held through March 31, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage through a credit facility, by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and distribution rates than it would in a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	11

Schedule of Investments March 31, 2016 (Unaudited)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd.:
Series 2012-1AR, Class BR, 2.64%, 9/20/23 (a)(b)	USD	1,640	$1,638,384
Series 2015-2A, Class B, 2.57%, 10/28/27 (a)(b)		1,500	1,451,805
ALM V Ltd., Series 2012-5A, Class A2R, 2.77%, 10/18/27 (a)(b)		1,000	980,000
ALM VII R Ltd., Series 2013-7RA, Class A2, 2.47%, 4/24/24 (a)(b)		1,398	1,392,442
ALM VII R-2 Ltd., Series 2013-7R2A, Class A2, 2.47%, 4/24/24 (a)(b)		605	604,393
ALM XIV Ltd., Series 2014-14A, Class A1, 2.05%, 7/28/26 (a)(b)		4,240	4,202,563
American Homes 4 Rent, Series 2014-SFR1, Class A, 1.44%, 6/17/31 (a)(b)		341	334,339
AMMC CLO IX Ltd.:
Series 2011-9AR, Class B1R, 3.13%, 1/15/22 (a)(b)		3,070	3,070,000
Series 2011-9AR, Class CR, 4.23%, 1/15/22 (a)(b)		900	900,000
Anchorage Capital CLO Ltd., Series 2013-1A, Class A2A, 2.37%, 7/13/25 (a)(b)		440	421,917
Apidos CLO IX, Series 2012-9AR, Class BR, 2.47%, 7/15/23 (a)(b)		1,415	1,362,504
Apidos CLO XI, Series 2012-11A, Class A, 2.01%, 1/17/23 (a)(b)		1,530	1,506,674
Apidos CLO XII, Series 2013-12A, Class A, 1.72%, 4/15/25 (a)(b)		7,024	6,896,866
Apidos CLO XV, Series 2013-15A, Class A1, 1.97%, 10/20/25 (a)(b)		500	492,222
Apidos CLO XVI, Series 2013-16A, Class A1, 2.07%, 1/19/25 (a)(b)		950	943,153
Apidos CLO XVIII, Series 2014-18A, Class A1, 2.03%, 7/22/26 (a)(b)		370	366,106
B2R Mortgage Trust:
Series 2015-1, Class A1, 2.52%, 5/15/48 (a)		456	443,060
Series 2015-2, Class A, 3.34%, 11/15/48 (a)		1,050	1,072,752
Babson CLO Ltd., Series 2013-IA, Class A, 1.72%, 4/20/25 (a)(b)		1,790	1,742,153
Battalion CLO IV Ltd., Series 2013-4A, Class A1, 2.02%, 10/22/25 (a)(b)		3,965	3,924,131
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A1, 1.82%, 7/15/24 (a)(b)		1,850	1,816,478

Asset-Backed Securities		Par (000)	Value
BlueMountain CLO Ltd.:
Series 2012-2A, Class B1, 2.68%, 11/20/24 (a)(b)	USD	2,850	$2,849,426
Series 2013-2A, Class A, 1.82%, 1/22/25 (a)(b)		360	353,755
Series 2014-2A, Class A, 2.08%, 7/20/26 (a)(b)		280	278,542
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A, 2.01%, 1/20/25 (a)(b)		5,830	5,791,656
Chrysler Capital Auto Receivables Trust, Series 2013-BA, Class A3, 0.85%, 5/15/18 (a)		531	530,763
CIFC Funding Ltd.:
Series 2013-4A, Class B1, 2.49%, 11/27/24 (a)(b)		1,780	1,701,228
Series 2014-1A, Class A, 2.12%, 4/18/25 (a)(b)		560	556,163
Series 2014-2A, Class A1L, 2.10%, 5/24/26 (a)(b)		1,685	1,668,993
Series 2014-5A, Class A1, 2.20%, 1/17/27 (a)(b)		1,350	1,343,316
Colony American Homes, Series 2015-1A, Class A, 1.64%, 7/17/32 (a)(b)		1,178	1,151,442
Dryden XXV Senior Loan Fund, Series 2012-25A, Class A, 2.00%, 1/15/25 (a)(b)		3,290	3,270,953
Flatiron CLO Ltd., Series 2011-1A, Class A, 2.17%, 1/15/23 (a)(b)		1,099	1,091,809
Ford Credit Floorplan Master Owner Trust, Series 2012-5, Class C, 2.14%, 9/15/19		2,085	2,089,788
GSAA Home Equity Trust, Series 2006-5, Class 2A1, 0.50%, 3/25/36 (b)		914	512,683
GT Loan Financing I Ltd., Series 2013-1A, Class A, 1.89%, 10/28/24 (a)(b)		4,330	4,247,904
Highbridge Loan Management Ltd.:
Series 2012-1AR, Class A2R, 2.87%, 9/20/22 (a)(b)		1,230	1,229,843
Series 6A-2015, Class A, 2.07%, 5/05/27 (a)(b)		2,100	2,074,524
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A, 1.25%, 1/15/24 (a)(b)		78	75,235
ING IM CLO Ltd., Series 2012-1RA, Class A2R, 2.19%, 3/14/22 (a)(b)		500	492,651

Portfolio Abbreviations

ABS	Asset-Backed Security	ETF	Exchange-Traded Fund	PIK	Payment-in-kind
AKA	Also Known As	EUR	Euro	PLN	Polish Zloty
AUD	Australian Dollar	EURIBOR	Euro Interbank Offered Rate	RB	Revenue Bonds
BRL	Brazilian Real	FKA	Formerly Known As	REIT	Real Estate Investment Trust
BZDIOVER	Overnight Brazil CETIP - Interbank Rate	GBP	British Pound	REMIC	Real Estate Mortgage Investment Conduit
CAD	Canadian Dollar	GO	General Obligation Bonds	RUB	Russian Ruble
CDO	Collateralized Debt Obligation	INR	Indian Rupee	S&P	Stand & Poor’s
CLO	Collateralized Loan Obligation	JPY	Japanese Yen	SAR	Saudi Riyal
CLP	Chilean Peso	KRW	South Korean Won	SCA	Svenska Celluosa Aktiebolaget
CNH	Chinese Yuan Offshore	LIBOR	London Interbank Offered Rate	SEK	Swedish Krona
CNY	Chinese Yuan	MXIBTIIE	Mexico Interbank TIIE 28 Day	TBA	To-be-announced
COOIS	Columbia Overnight Index Swap	MXN	Mexican Peso	TRY	Turkish Lira
COP	Colombian Peso	OIS	Overnight Index Swap	USD	US Dollar
DKK	Danish Krone	OTC	Over-the-counter	ZAR	South African Rand

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Invitation Homes Trust:
Series 2014-SFR1, Class A, 1.44%, 6/17/31 (a)(b)	USD	1,196	$1,168,725
Series 2014-SFR2, Class A, 1.54%, 9/17/31 (a)(b)		958	937,853
Series 2014-SFR3, Class A, 1.64%, 12/17/31 (a)(b)		679	665,929
Series 2015-SFR3, Class A, 1.74%, 8/17/32 (a)(b)		1,483	1,461,464
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 1.77%, 7/15/25 (a)(b)		3,985	3,860,628
LCM IX LP, Series 9A, Class C, 3.47%, 7/14/22 (a)(b)		500	500,008
Mountain View CLO Ltd., Series 2013-1A, Class A, 1.78%, 4/12/24 (a)(b)		7,500	7,407,160
Navient Private Education Loan Trust:
Series 2014-CTA, Class B, 2.19%, 10/17/44 (a)(b)		895	816,072
Series 2016-AA, Class A2B, 2.71%, 12/15/45 (a)(b)		2,790	2,717,745
Series 2016-AA, Class B, 3.50%, 12/16/58 (a)		800	673,882
Northwoods Capital IX Ltd., Series 2012-9A, Class A, 2.04%, 1/18/24 (a)(b)		3,895	3,865,811
Oaktree EIF II Ltd., Series 2014-A2, Class B, 2.92%, 11/15/25 (a)(b)		1,005	969,186
OCP CLO Ltd., Series 2015-8A, Class A1, 2.15%, 4/17/27 (a)(b)		200	197,980
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.74%, 7/17/25 (a)(b)		4,590	4,477,545
OHA Credit Partners IX Ltd., Series 2013-9A, Class A1, 2.02%, 10/20/25 (a)(b)		250	245,103
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, 1.74%, 4/20/25 (a)(b)		1,240	1,212,968
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.89%, 8/23/24 (a)(b)		4,495	4,459,342
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		4,459	4,447,800
Series 2014-2A, Class B, 3.02%, 9/18/24 (a)		750	724,810
Series 2015-1A, Class A, 3.19%, 3/18/26 (a)		997	987,110
Series 2015-1A, Class B, 3.85%, 3/18/26 (a)		997	953,414
Series 2015-2A, Class B, 3.10%, 7/18/25 (a)		2,566	2,425,928
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 1.77%, 7/22/25 (a)(b)		8,315	8,164,499
OZLM Funding Ltd., Series 2012-2A, Class A1, 2.10%, 10/30/23 (a)(b)		4,090	4,086,461
OZLM VII Ltd., Series 2014-7A, Class A1A, 2.04%, 7/17/26 (a)(b)		1,860	1,837,914
PFS Tax Lien Trust, Series 2014-1, Class NOTE, 1.44%, 5/15/29 (a)		1,322	1,318,130
Progress Residential Trust, Series 2015-SFR2, Class A, 2.74%, 6/12/32 (a)		790	789,126
Santander Drive Auto Receivables Trust, Series 2014-S2, Class R, 1.43%, 11/16/18- 6/18/19 (a)		457	457,092
Scholar Funding Trust, Series 2011-A, Class A, 1.52%, 10/28/43 (a)(b)		5,051	4,818,353
Sheridan Square CLO Ltd., Series 2013-1A, Class A2, 1.79%, 4/15/25 (a)(b)		2,440	2,390,031
Silvermore CLO Ltd., Series 2014-1A, Class A1, 2.07%, 5/15/26 (a)(b)		1,300	1,255,969
SLC Private Student Loan Trust, Series 2010-B, Class A2, 3.94%, 7/15/42 (a)(b)		1,275	1,296,661

Asset-Backed Securities		Par (000)	Value
SLM Private Credit Student Loan Trust:
Series 2003-B, Class A2, 1.03%, 3/15/22 (b)	USD	1,590	$1,564,521
Series 2004-B, Class A2, 0.83%, 6/15/21 (b)		1,822	1,807,636
Series 2004-B, Class A3, 0.96%, 3/15/24 (b)		2,200	2,008,471
Series 2006-C, Class A4, 0.80%, 3/15/23 (b)		370	363,783
SLM Private Education Loan Trust:
Series 2011-B, Class A3, 2.69%, 6/16/42 (a)(b)		1,912	1,943,512
Series 2011-C, Class A2A, 3.69%, 10/17/44 (a)(b)		1,977	2,057,717
Series 2012-A, Class A1, 1.84%, 8/15/25 (a)(b)		2,528	2,528,569
Series 2012-C, Class A1, 1.54%, 8/15/23 (a)(b)		762	761,680
Series 2012-C, Class A2, 3.31%, 10/15/46 (a)		10,105	10,297,055
Series 2012-E, Class A1, 1.19%, 10/16/23 (a)(b)		998	995,559
Series 2012-E, Class A2B, 2.19%, 6/15/45 (a)(b)		1,000	1,000,940
Series 2013-A, Class A1, 1.04%, 8/15/22 (a)(b)		1,788	1,782,894
Series 2013-A, Class B, 2.50%, 3/15/47 (a)		435	420,456
Series 2013-B, Class A2A, 1.85%, 6/17/30 (a)		15,560	15,248,674
Series 2013-B, Class B, 3.00%, 5/16/44 (a)		585	573,424
Series 2013-C, Class A2A, 2.94%, 10/15/31 (a)		5,250	5,314,175
Series 2014-A, Class A1, 1.03%, 7/15/22 (a)(b)		1,198	1,191,685
SMB Private Education Loan Trust:
Series 2014-A, Class A1, 0.94%, 9/15/21 (a)(b)		2,152	2,143,262
Series 2015-B, Class A2B, 1.64%, 7/15/27 (a)(b)		680	661,192
Series 2015-B, Class A3, 2.19%, 5/17/32 (a)(b)		1,770	1,706,687
Series 2015-B, Class B, 3.50%, 12/17/40 (a)		1,530	1,467,331
Sound Point CLO I Ltd., Series 2012-1A, Class B, 3.32%, 10/20/23 (a)(b)		250	251,270
Sound Point CLO IV Ltd., Series 2013-3A, Class A, 1.99%, 1/21/26 (a)(b)		1,505	1,483,301
Sound Point CLO VI Ltd., Series 2014-2A, Class A1, 1.98%, 10/20/26 (a)(b)		940	918,380
Springleaf Funding Trust, Series 2015-AA, Class B, 3.62%, 11/15/24 (a)		1,445	1,372,613
Structured Asset Securities Corp. Assistance Loan Trust, Series 2003-AL1, Class A, 3.36%, 4/25/31 (a)		638	625,168
SWAY Residential Trust, Series 2014-1, Class A, 1.74%, 1/17/32 (a)(b)		4,188	4,118,860
TICP CLO III Ltd.:
Series 2014-3A, Class A, 2.16%, 1/20/27 (a)(b)		1,230	1,222,199
Series 2014-3A, Class B1, 2.97%, 1/20/27 (a)(b)		250	239,698
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.68%, 5/17/32 (a)(b)		530	516,345
Venture XIX CLO Ltd., Series 2014-19A, Class A, 2.22%, 1/15/27 (a)(b)		1,190	1,175,348

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	13

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Voya CLO Ltd.:
Series 2012-2A, Class BR, 2.57%, 10/15/22 (a)(b)	USD	1,120	$1,091,496
Series 2013-3A, Class A1, 2.07%, 1/18/26 (a)(b)		2,175	2,139,662
Ziggurat CLO I Ltd., Series 2014-1A, Class A1, 2.20%, 10/17/26 (a)(b)		4,160	4,120,480
Total Asset-Backed Securities — 6.7%			213,577,358

Corporate Bonds
Aerospace & Defense — 0.4%
BAE Systems Holdings, Inc.:
2.85%, 12/15/20 (a)		568	577,032
3.85%, 12/15/25 (a)		369	379,694
4.75%, 10/07/44 (a)		107	111,638
Boeing Co.:
2.35%, 10/30/21		630	647,259
2.20%, 10/30/22		179	177,943
2.60%, 10/30/25		255	259,280
Lockheed Martin Corp.:
3.10%, 1/15/23		242	250,999
3.55%, 1/15/26		661	700,172
3.60%, 3/01/35		1,192	1,159,349
4.50%, 5/15/36		262	281,826
4.07%, 12/15/42		821	829,558
4.70%, 5/15/46		761	850,898
Northrop Grumman Corp., 3.85%, 4/15/45		803	794,629
United Technologies Corp.:
1.78%, 5/04/18 (c)		3,519	3,527,199
4.15%, 5/15/45		956	992,198

			11,539,674
Air Freight & Logistics — 0.2%
FedEx Corp.:
4.90%, 1/15/34		1,826	1,973,020
3.90%, 2/01/35		164	158,759
4.10%, 2/01/45		968	920,795
4.75%, 11/15/45		849	898,521
4.55%, 4/01/46		1,173	1,205,499

			5,156,594
Airlines — 0.2%
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 5/01/27		3,521	3,433,298
Southwest Airlines Co.:
2.75%, 11/06/19		790	812,663
2.65%, 11/05/20		1,259	1,283,693

			5,529,654
Auto Components — 0.1%
BorgWarner, Inc., 3.38%, 3/15/25		1,159	1,135,617
Delphi Automotive PLC, 4.25%, 1/15/26		1,505	1,570,948

			2,706,565
Automobiles — 0.1%
Daimler Finance North America LLC, 2.45%, 5/18/20 (a)		2,660	2,688,106
Banks — 2.4%
Bank of America Corp.:
2.25%, 4/21/20		3,209	3,178,014
3.30%, 1/11/23		2,966	2,990,920
3.88%, 8/01/25		5,666	5,872,480
4.88%, 4/01/44		345	375,935

Corporate Bonds		Par (000)	Value
Banks (continued)
BB&T Corp., 2.45%, 1/15/20	USD	1,685	$1,714,220
Branch Banking & Trust Co., 2.30%, 10/15/18		1,380	1,401,616
Citigroup, Inc.:
1.80%, 2/05/18		2,564	2,561,405
2.50%, 9/26/18		2,919	2,963,643
2.50%, 7/29/19		5,149	5,218,203
3.50%, 5/15/23		1,779	1,778,607
3.88%, 3/26/25		1,890	1,872,754
Citizens Bank N.A., 2.30%, 12/03/18		1,128	1,134,374
Cooperatieve Rabobank UA, 4.38%, 8/04/25		1,997	2,056,109
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (a)		14,280	14,281,428
JPMorgan Chase & Co.:
1.35%, 2/15/17		3,969	3,977,732
2.20%, 10/22/19		1,664	1,692,513
2.75%, 6/23/20		125	128,006
2.55%, 10/29/20		3,280	3,324,182
3.88%, 9/10/24		3,755	3,850,944
3.90%, 7/15/25		2,833	3,003,388
4.25%, 10/01/27		1,585	1,648,606
Lloyds Banking Group PLC, 5.30%, 12/01/45 (a)		386	378,172
Santander UK Group Holdings PLC, 4.75%, 9/15/25 (a)		1,024	968,545
U.S. Bancorp, 2.95%, 7/15/22		2,700	2,771,447
Wells Fargo & Co.:
2.60%, 7/22/20		1,098	1,123,563
2.55%, 12/07/20		1,391	1,416,494
3.55%, 9/29/25		2,890	3,029,784
3.90%, 5/01/45		1,961	1,961,231
4.90%, 11/17/45		787	844,720

			77,519,035
Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 2/01/21		4,356	4,476,169
3.30%, 2/01/23		2,530	2,630,246
3.65%, 2/01/26		3,375	3,549,194
4.70%, 2/01/36		1,010	1,091,511
4.90%, 2/01/46		1,485	1,659,580
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		633	601,387
Molson Coors Brewing Co., 5.00%, 5/01/42		446	464,000
PepsiCo., Inc., 4.45%, 4/14/46		1,840	2,051,512

			16,523,599
Biotechnology — 0.8%
AbbVie, Inc.:
2.50%, 5/14/20		2,557	2,603,210
2.90%, 11/06/22		1,994	2,029,228
4.50%, 5/14/35		1,159	1,204,211
4.40%, 11/06/42		1,639	1,655,885
Amgen, Inc.:
2.13%, 5/01/20		1,820	1,842,304
5.65%, 6/15/42		1,525	1,793,333
4.40%, 5/01/45		946	965,558
Biogen, Inc.:
2.90%, 9/15/20		726	747,162
3.63%, 9/15/22		1,240	1,311,543
4.05%, 9/15/25		1,044	1,115,703
5.20%, 9/15/45		820	909,538
Celgene Corp.:
2.25%, 5/15/19		1,533	1,555,236
3.25%, 8/15/22		1,551	1,601,600
Gilead Sciences, Inc.:
2.35%, 2/01/20		436	446,100

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Corporate Bonds		Par (000)	Value
Biotechnology (continued)
3.65%, 3/01/26	USD	392	$416,553
4.60%, 9/01/35		446	484,047
4.80%, 4/01/44		2,952	3,232,841
4.50%, 2/01/45		946	1,002,012
4.75%, 3/01/46		1,005	1,100,065

			26,016,129
Capital Markets — 1.3%
Bank of New York Mellon Corp., 2.10%, 1/15/19		2,546	2,579,610
Credit Suisse AG, 3.00%, 10/29/21		1,540	1,570,845
Credit Suisse Group Funding Guernsey Ltd.:
2.75%, 3/26/20		2,789	2,752,302
4.88%, 5/15/45		1,077	1,026,042
Goldman Sachs Group, Inc.:
2.63%, 1/31/19		4,578	4,668,507
2.60%, 4/23/20		2,065	2,082,007
2.75%, 9/15/20		1,050	1,065,263
3.50%, 1/23/25		1,137	1,147,607
3.75%, 5/22/25		4,025	4,118,159
4.80%, 7/08/44		653	682,774
4.75%, 10/21/45		1,155	1,207,228
Jefferies Group LLC, 6.50%, 1/20/43		456	406,248
Morgan Stanley:
2.80%, 6/16/20		3,482	3,545,414
3.75%, 2/25/23		1,799	1,874,495
3.70%, 10/23/24		2,571	2,655,380
4.00%, 7/23/25		3,710	3,879,306
3.88%, 1/27/26		2,534	2,643,492
4.30%, 1/27/45		1,614	1,624,073
UBS Group Funding Jersey Ltd., 4.13%, 9/24/25 (a)		1,062	1,063,514

			40,592,266
Chemicals — 0.2%
Agrium, Inc., 4.13%, 3/15/35		828	719,506
CF Industries, Inc.:
3.45%, 6/01/23		885	856,025
5.38%, 3/15/44		1,437	1,321,853
Dow Chemical Co.:
4.38%, 11/15/42		491	471,302
4.63%, 10/01/44		733	733,413
Eastman Chemical Co., 4.80%, 9/01/42		901	854,494
Ecolab, Inc., 2.25%, 1/12/20		1,121	1,132,412
Monsanto Co., 3.60%, 7/15/42		1,288	1,040,292
Sherwin-Williams Co., 4.00%, 12/15/42		398	380,192

			7,509,489
Commercial Services & Supplies — 0.2%
Aviation Capital Group Corp., 2.88%, 9/17/18 (a)		2,655	2,665,832
Republic Services, Inc., 3.20%, 3/15/25		1,893	1,903,056
Waste Management, Inc.:
3.13%, 3/01/25		855	876,231
3.90%, 3/01/35		947	919,240

			6,364,359
Communications Equipment — 0.1%
Harris Corp.:
2.70%, 4/27/20		522	523,479
4.85%, 4/27/35		1,505	1,564,312
5.05%, 4/27/45		625	665,918
Juniper Networks, Inc., 3.30%, 6/15/20		1,064	1,078,990

			3,832,699

Corporate Bonds		Par (000)	Value
Consumer Finance — 1.4%
American Express Credit Corp.:
1.13%, 6/05/17	USD	4,908	$4,903,534
2.25%, 8/15/19		2,894	2,930,036
Capital One Bank USA N.A., 2.30%, 6/05/19		250	249,143
Capital One Financial Corp.:
4.75%, 7/15/21		65	71,228
4.20%, 10/29/25		1,700	1,721,262
Capital One N.A.:
2.40%, 9/05/19		250	249,302
2.95%, 7/23/21		5,090	5,117,710
Ford Motor Credit Co. LLC:
1.72%, 12/06/17		8,843	8,777,809
2.15%, 1/09/18		1,938	1,935,705
3.34%, 3/18/21		4,547	4,679,063
4.25%, 9/20/22		1,752	1,873,971
General Motors Financial Co., Inc.:
3.10%, 1/15/19		651	658,785
3.70%, 11/24/20		1,784	1,818,098
3.45%, 4/10/22		1,524	1,496,370
4.00%, 1/15/25		2,580	2,505,727
Synchrony Financial:
2.60%, 1/15/19		1,381	1,383,950
2.70%, 2/03/20		742	735,251
4.50%, 7/23/25		1,599	1,644,709
Toyota Motor Credit Corp., 2.75%, 5/17/21		2,314	2,397,084

			45,148,737
Containers & Packaging — 0.1%
International Paper Co.:
3.65%, 6/15/24		1,016	1,031,038
4.80%, 6/15/44		618	595,170

			1,626,208
Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc., 3.13%, 3/15/26		3,867	3,965,013
BP Capital Markets PLC, 2.24%, 5/10/19		2,933	2,968,557
GE Capital International Funding Co., 3.37%, 11/15/25 (a)		4,158	4,436,981
General Electric Capital Corp.:
3.15%, 9/07/22		617	657,830
3.10%, 1/09/23		979	1,036,681
Intercontinental Exchange, Inc.:
2.75%, 12/01/20		881	899,552
3.75%, 12/01/25		563	573,298
Moody’s Corp., 4.50%, 9/01/22		1,260	1,369,432
Shell International Finance BV:
2.13%, 5/11/20		3,827	3,862,480
4.13%, 5/11/35		3,400	3,483,756
3.63%, 8/21/42		821	734,788
Woodside Finance Ltd., 3.65%, 3/05/25 (a)		236	219,233

			24,207,601
Diversified Telecommunication Services — 1.4%
AT&T Inc.:
2.38%, 11/27/18		1,237	1,263,639
2.30%, 3/11/19		1,546	1,578,468
2.45%, 6/30/20		3,151	3,192,974
4.60%, 2/15/21		3,717	4,066,524
3.88%, 8/15/21		1,796	1,911,156
3.00%, 6/30/22		4,814	4,883,996
3.40%, 5/15/25		3,583	3,591,395
6.38%, 3/01/41		780	908,202
4.30%, 12/15/42		1,745	1,597,216
4.75%, 5/15/46		769	750,126

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	15

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.:
2.63%, 2/21/20	USD	4,203	$4,324,626
3.45%, 3/15/21		4,356	4,623,441
5.05%, 3/15/34		889	963,554
4.40%, 11/01/34		4,187	4,232,835
3.85%, 11/01/42		3,807	3,457,179
4.86%, 8/21/46		2,083	2,196,567

			43,541,898
Electric Utilities — 1.1%
Alabama Power Co., 2.80%, 4/01/25		351	354,327
Commonwealth Edison Co., 4.70%, 1/15/44		1,636	1,862,599
Duke Energy Carolinas LLC:
4.25%, 12/15/41		2,567	2,743,895
3.75%, 6/01/45		851	839,216
Duke Energy Corp.:
3.05%, 8/15/22		129	130,220
3.75%, 4/15/24		1,337	1,397,825
4.80%, 12/15/45		1,150	1,223,626
Duke Energy Florida LLC:
5.90%, 3/01/33		645	760,251
3.85%, 11/15/42		851	826,203
Entergy Arkansas, Inc., 3.70%, 6/01/24		3,444	3,676,594
Exelon Corp., 2.85%, 6/15/20		1,186	1,210,306
Florida Power & Light Co.:
5.69%, 3/01/40		351	454,493
3.80%, 12/15/42		794	809,081
Georgia Power Co., 3.00%, 4/15/16		3,884	3,886,536
PacifiCorp:
3.60%, 4/01/24		4,499	4,813,363
3.35%, 7/01/25		3,089	3,256,964
Progress Energy, Inc., 4.88%, 12/01/19		372	407,971
Public Service Co. of Colorado, 2.50%, 3/15/23		1,723	1,724,404
Puget Sound Energy, Inc., 4.30%, 5/20/45		1,788	1,927,596
Southern California Edison Co., 1.25%, 11/01/17		808	806,120
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (a)		2,784	2,876,192

			35,987,782
Electrical Equipment — 0.0%
Rockwell Automation, Inc., 2.88%, 3/01/25		1,344	1,363,575
Energy Equipment & Services — 0.1%
Schlumberger Holdings Corp., 3.00%, 12/21/20 (a)		2,393	2,426,107
Transocean, Inc., 6.80%, 3/15/38		345	172,500

			2,598,607
Food & Staples Retailing — 0.4%
CVS Health Corp.:
4.00%, 12/05/23		1,276	1,406,639
4.88%, 7/20/35		3,056	3,407,345
5.30%, 12/05/43		651	768,614
Sysco Corp., 4.50%, 4/01/46		572	581,693
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44		4,342	4,315,162
Wal-Mart Stores, Inc.:
2.55%, 4/11/23		1,030	1,059,581
4.00%, 4/11/43		786	832,641

			12,371,675
Food Products — 0.0%
Kraft Heinz Foods Co., 6.88%, 1/26/39		511	652,829
Health Care Equipment & Supplies — 0.9%
Abbott Laboratories, 2.55%, 3/15/22		2,600	2,646,025

Corporate Bonds		Par (000)	Value
Health Care Equipment & Supplies (continued)
Becton Dickinson and Co.:
1.45%, 5/15/17	USD	1,312	$1,314,101
1.80%, 12/15/17		641	643,695
2.68%, 12/15/19		2,017	2,066,408
3.13%, 11/08/21		957	988,616
4.69%, 12/15/44		279	301,365
Boston Scientific Corp.:
2.65%, 10/01/18		1,498	1,524,543
2.85%, 5/15/20		1,680	1,706,205
3.85%, 5/15/25		1,887	1,956,791
Medtronic, Inc.:
2.50%, 3/15/20		1,299	1,344,221
3.13%, 3/15/22		1,240	1,308,837
3.63%, 3/15/24		3,196	3,431,683
4.63%, 3/15/44		1,830	2,044,882
4.63%, 3/15/45		1,502	1,681,065
St. Jude Medical, Inc.:
2.80%, 9/15/20		1,249	1,277,212
3.88%, 9/15/25		400	416,675
Stryker Corp.:
3.38%, 11/01/25		568	582,597
3.50%, 3/15/26		1,000	1,036,335
4.63%, 3/15/46		863	921,627
Zimmer Biomet Holdings, Inc.:
3.55%, 4/01/25		621	627,456
4.25%, 8/15/35		1,477	1,442,206

			29,262,545
Health Care Providers & Services — 0.9%
Aetna, Inc.:
4.50%, 5/15/42		1,119	1,137,427
4.13%, 11/07/42		548	528,451
AmerisourceBergen Corp.:
1.15%, 5/15/17		1,676	1,671,039
3.25%, 3/01/25		454	460,374
4.25%, 3/01/45		454	438,408
Anthem, Inc.:
1.88%, 1/15/18		5,395	5,412,091
2.30%, 7/15/18		5,608	5,671,808
3.30%, 1/15/23		2,602	2,630,619
4.65%, 8/15/44		769	764,095
Cigna Corp., 3.25%, 4/15/25		2,837	2,829,164
Express Scripts Holding Co.:
1.25%, 6/02/17		1,368	1,365,216
3.90%, 2/15/22		921	960,260
Laboratory Corp. of America Holdings, 2.63%, 2/01/20		1,130	1,134,747
UnitedHealth Group, Inc.:
2.70%, 7/15/20		687	713,651
2.88%, 12/15/21		1,422	1,476,711
3.35%, 7/15/22		678	721,263
4.63%, 7/15/35		275	307,004
3.95%, 10/15/42		1,734	1,744,565

			29,966,893
Hotels, Restaurants & Leisure — 0.1%
McDonald’s Corp.:
2.75%, 12/09/20		492	509,578
3.70%, 1/30/26		472	499,915
4.70%, 12/09/35		350	376,111
4.60%, 5/26/45		444	467,223
4.88%, 12/09/45		415	453,374

			2,306,201

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Corporate Bonds		Par (000)	Value
Household Durables — 0.1%
Newell Rubbermaid, Inc.:
2.88%, 12/01/19	USD	2,926	$2,957,990
4.20%, 4/01/26		1,489	1,557,560

			4,515,550
Household Products — 0.1%
Kimberly-Clark Corp.:
1.90%, 5/22/19		2,902	2,951,128
2.65%, 3/01/25		601	611,154
2.75%, 2/15/26		864	883,085

			4,445,367
Independent Power and Renewable Electricity Producers — 0.2%
IPALCO Enterprises, Inc., 5.00%, 5/01/18		7,350	7,717,500
Industrial Conglomerates — 0.2%
Eaton Corp., 2.75%, 11/02/22		3,270	3,271,625
General Electric Co., 4.50%, 3/11/44		3,536	3,947,067

			7,218,692
Insurance — 1.7%
Aflac, Inc., 3.63%, 6/15/23		860	903,832
Allstate Corp., 3.15%, 6/15/23		867	891,341
American International Group, Inc.:
3.38%, 8/15/20		1,705	1,761,514
3.75%, 7/10/25		1,141	1,139,640
3.90%, 4/01/26		10,814	10,847,718
3.88%, 1/15/35		869	776,253
4.50%, 7/16/44		1,112	1,048,758
4.38%, 1/15/55		851	744,179
Aon PLC, 4.75%, 5/15/45		1,609	1,632,395
Lincoln National Corp., 3.35%, 3/09/25		496	476,857
Loews Corp., 2.63%, 5/15/23		867	855,191
Marsh & McLennan Cos., Inc., 3.75%, 3/14/26		284	290,750
MassMutual Global Funding II, 2.35%, 4/09/19 (a)		2,955	3,019,777
MetLife, Inc., 4.05%, 3/01/45		2,079	1,966,697
Metropolitan Life Global Funding I:
1.30%, 4/10/17 (a)		11,166	11,183,151
2.30%, 4/10/19 (a)		4,528	4,606,520
Prudential Financial, Inc.:
4.50%, 11/15/20		4,970	5,404,204
4.60%, 5/15/44		2,310	2,319,208
Travelers Cos., Inc., 4.60%, 8/01/43		1,348	1,519,409
XLIT Ltd., 2.30%, 12/15/18		1,417	1,421,600

			52,808,994
Internet & Catalog Retail — 0.1%
Amazon.com, Inc., 2.60%, 12/05/19		2,032	2,113,959
IT Services — 0.9%
Fidelity National Information Services, Inc., 3.63%, 10/15/20		208	214,973
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18 (a)		3,115	3,167,307
3.60%, 10/15/20 (a)		2,756	2,865,802
International Business Machines Corp., 3.45%, 2/19/26		10,290	10,801,341
MasterCard, Inc., 3.38%, 4/01/24		1,755	1,876,808
Total System Services, Inc., 4.80%, 4/01/26		2,949	3,042,908
Visa, Inc.:
2.80%, 12/14/22		2,860	2,982,608
3.15%, 12/14/25		2,321	2,422,834
4.15%, 12/14/35		784	842,495

			28,217,076

Corporate Bonds		Par (000)	Value
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc.:
3.30%, 2/15/22	USD	1,266	$1,290,517
3.65%, 12/15/25		445	452,616

			1,743,133
Machinery — 0.1%
Ingersoll-Rand Luxembourg Finance SA:
2.63%, 5/01/20		1,180	1,184,526
4.65%, 11/01/44		247	254,368
John Deere Capital Corp., 3.35%, 6/12/24		2,019	2,107,473

			3,546,367
Media — 2.0%
21st Century Fox America, Inc.:
3.70%, 9/15/24		855	900,152
3.70%, 10/15/25		415	434,532
7.63%, 11/30/28		667	904,707
4.75%, 9/15/44		598	619,019
4.95%, 10/15/45		179	191,375
CBS Corp., 2.30%, 8/15/19		1,622	1,638,763
CCO Safari II LLC:
3.58%, 7/23/20 (a)		1,970	2,013,019
4.46%, 7/23/22 (a)		3,971	4,150,759
4.91%, 7/23/25 (a)		2,025	2,136,002
6.38%, 10/23/35 (a)		1,662	1,834,780
Comcast Corp.:
2.75%, 3/01/23		5,818	6,012,135
3.38%, 8/15/25		2,318	2,465,647
3.15%, 3/01/26		7,210	7,506,764
4.25%, 1/15/33		535	569,770
4.40%, 8/15/35		2,336	2,530,846
4.60%, 8/15/45		769	853,139
Discovery Communications LLC:
3.45%, 3/15/25		1,007	950,593
4.90%, 3/11/26		4,956	5,109,755
4.88%, 4/01/43		436	383,224
Interpublic Group of Cos., Inc.:
4.00%, 3/15/22		1,061	1,091,854
3.75%, 2/15/23		806	795,740
NBCUniversal Media LLC, 4.45%, 1/15/43		1,295	1,394,793
Omnicom Group, Inc., 3.65%, 11/01/24		573	590,434
Scripps Networks Interactive, Inc., 2.75%, 11/15/19		1,064	1,068,958
TCI Communications, Inc., 7.88%, 2/15/26		2,465	3,376,924
Time Warner Cable, Inc.:
5.00%, 2/01/20		1,291	1,401,340
4.13%, 2/15/21		2,660	2,810,524
4.00%, 9/01/21		372	389,266
5.50%, 9/01/41		903	895,515
4.50%, 9/15/42		132	117,177
Time Warner, Inc.:
2.10%, 6/01/19		3,584	3,614,887
3.60%, 7/15/25		886	909,433
4.65%, 6/01/44		1,461	1,428,865
Viacom, Inc.:
2.75%, 12/15/19		1,292	1,315,814
4.50%, 3/01/21		1,345	1,449,734

			63,856,239
Metals & Mining — 0.0%
Nucor Corp., 5.20%, 8/01/43		693	705,200
Multiline Retail — 0.1%
Macy’s Retail Holdings, Inc., 4.50%, 12/15/34		1,030	836,354

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	17

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Corporate Bonds		Par (000)	Value
Multiline Retail (continued)
Target Corp.:
3.50%, 7/01/24	USD	589	$646,048
4.00%, 7/01/42		904	967,840

			2,450,242
Multi-Utilities — 0.8%
Berkshire Hathaway Energy Co.:
2.40%, 2/01/20		1,015	1,034,205
3.50%, 2/01/25		966	1,019,708
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44		845	930,159
CMS Energy Corp., 3.88%, 3/01/24		2,774	2,933,891
Consumers Energy Co., 3.95%, 5/15/43		819	841,874
Dominion Resources, Inc.:
1.95%, 8/15/16		2,790	2,798,814
2.50%, 12/01/19		2,350	2,376,607
DTE Electric Co., 3.95%, 6/15/42		851	876,911
DTE Energy Co.:
2.40%, 12/01/19		719	724,541
3.50%, 6/01/24		2,577	2,648,476
NiSource Finance Corp., 3.85%, 2/15/23		1,395	1,462,895
Pacific Gas & Electric Co.:
4.75%, 2/15/44		1,066	1,213,207
4.30%, 3/15/45		769	828,175
PG&E Corp., 2.40%, 3/01/19		1,383	1,401,453
Sempra Energy, 2.88%, 10/01/22		766	757,151
Virginia Electric & Power Co.:
3.45%, 2/15/24		1,451	1,520,694
3.15%, 1/15/26		310	320,633
4.45%, 2/15/44		794	866,073
4.20%, 5/15/45		1,409	1,480,012

			26,035,479
Oil, Gas & Consumable Fuels — 1.3%
Anadarko Petroleum Corp.:
7.95%, 6/15/39		892	981,546
4.50%, 7/15/44		893	700,503
Chevron Corp.:
2.19%, 11/15/19		639	651,162
1.96%, 3/03/20		3,253	3,296,675
Continental Resources, Inc.:
3.80%, 6/01/24		938	741,020
4.90%, 6/01/44		1,039	774,055
Enterprise Products Operating LLC:
3.90%, 2/15/24		1,016	1,026,940
3.70%, 2/15/26		2,542	2,493,277
4.45%, 2/15/43		2,448	2,184,730
EOG Resources, Inc., 2.45%, 4/01/20		4,202	4,163,522
Exxon Mobil Corp.:
1.82%, 3/15/19		3,177	3,224,426
4.11%, 3/01/46		1,535	1,627,561
Kinder Morgan Energy Partners LP:
3.50%, 3/01/21		6,569	6,323,306
3.95%, 9/01/22		810	777,568
5.63%, 9/01/41		350	303,780
4.70%, 11/01/42		1,401	1,100,582
Kinder Morgan, Inc., 3.05%, 12/01/19		554	545,414
Marathon Petroleum Corp., 4.75%, 9/15/44		749	599,393
Phillips 66, 4.88%, 11/15/44		771	772,402
Spectra Energy Partners LP, 3.50%, 3/15/25		1,827	1,764,624
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23		1,752	1,564,317
TransCanada PipeLines Ltd.:
1.88%, 1/12/18		758	756,930
2.50%, 8/01/22		1,020	965,218
4.63%, 3/01/34		1,868	1,784,700

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Valero Energy Corp., 3.65%, 3/15/25	USD	2,188	$2,149,513
Western Gas Partners LP, 4.00%, 7/01/22		1,435	1,284,490

			42,557,654
Pharmaceuticals — 1.3%
Actavis Funding SCS:
2.35%, 3/12/18		3,691	3,734,598
3.00%, 3/12/20		10,182	10,469,214
4.75%, 3/15/45		3,750	3,943,894
AstraZeneca PLC:
3.38%, 11/16/25		2,215	2,294,372
4.38%, 11/16/45		623	663,255
Bristol-Myers Squibb Co., 4.50%, 3/01/44		2,006	2,276,724
Eli Lilly & Co., 3.70%, 3/01/45		698	710,306
GlaxoSmithKline Capital PLC, 2.85%, 5/08/22		1,297	1,358,572
Johnson & Johnson, 2.45%, 3/01/26		4,797	4,814,571
Mylan, Inc., 3.13%, 1/15/23 (a)		907	867,716
Novartis Capital Corp.:
4.40%, 4/24/20		1,861	2,069,196
3.00%, 11/20/25		885	923,306
4.00%, 11/20/45		620	663,543
Pfizer, Inc.:
4.30%, 6/15/43		960	1,050,899
4.40%, 5/15/44		701	792,499
Roche Holdings, Inc.:
2.88%, 9/29/21 (a)		1,450	1,520,196
3.00%, 11/10/25 (a)		897	928,591
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		724	754,547
Zoetis, Inc., 3.25%, 2/01/23		873	863,296

			40,699,295
Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp.:
3.30%, 2/15/21		1,090	1,108,663
3.45%, 9/15/21		1,247	1,275,111
3.50%, 1/31/23		318	321,015
5.00%, 2/15/24		302	331,406
4.40%, 2/15/26		214	226,291
AvalonBay Communities, Inc., 3.50%, 11/15/25		202	209,272
Crown Castle International Corp., 5.25%, 1/15/23		633	682,849
ERP Operating LP, 3.38%, 6/01/25		842	867,461
Omega Healthcare Investors, Inc., 4.50%, 4/01/27		757	724,447
Prologis LP, 3.75%, 11/01/25		334	348,510
Simon Property Group LP:
2.50%, 7/15/21		652	666,235
3.38%, 10/01/24		1,279	1,338,105
4.25%, 10/01/44		913	940,410

			9,039,775
Road & Rail — 0.5%
Burlington Northern Santa Fe LLC:
3.45%, 9/15/21		495	529,198
3.00%, 3/15/23		1,602	1,666,769
4.15%, 4/01/45		559	573,578
4.70%, 9/01/45		535	595,847
Canadian National Railway Co., 2.75%, 3/01/26		2,757	2,823,469
CSX Corp.:
3.35%, 11/01/25		629	647,715
4.10%, 3/15/44		815	804,087
Norfolk Southern Corp., 4.45%, 6/15/45		885	913,763

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Corporate Bonds		Par (000)	Value
Road & Rail (continued)
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 2/01/22 (a)	USD	981	$973,987
Ryder System, Inc., 2.45%, 9/03/19		1,181	1,182,109
Union Pacific Corp.:
3.38%, 2/01/35		493	474,925
4.05%, 11/15/45		159	163,073
4.38%, 11/15/49		705	698,552
3.88%, 2/01/55		1,934	1,813,160
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		1,662	1,692,312

			15,552,544
Semiconductors & Semiconductor Equipment — 0.1%
Analog Devices, Inc.:
3.90%, 12/15/25		283	305,657
5.30%, 12/15/45		286	320,956
QUALCOMM, Inc., 4.80%, 5/20/45		818	810,300

			1,436,913
Software — 0.4%
Microsoft Corp.:
3.50%, 2/12/35		2,108	2,064,440
4.45%, 11/03/45		164	181,903
Oracle Corp.:
2.80%, 7/08/21		6,954	7,279,934
3.25%, 5/15/30		2,561	2,581,573
4.38%, 5/15/55		1,016	1,023,383

			13,131,233
Specialty Retail — 0.2%
Home Depot, Inc.:
3.35%, 9/15/25		330	357,596
5.40%, 9/15/40		511	639,666
4.40%, 3/15/45		372	413,740
Lowe’s Cos., Inc.:
3.38%, 9/15/25		363	389,213
4.25%, 9/15/44		730	784,270
4.38%, 9/15/45		273	303,330
QVC, Inc.:
3.13%, 4/01/19		793	795,457
5.13%, 7/02/22		1,339	1,404,946

			5,088,218
Technology Hardware, Storage & Peripherals — 0.6%
Apple Inc.:
2.10%, 5/06/19		4,127	4,242,647
3.25%, 2/23/26		6,167	6,438,755
3.45%, 2/09/45		745	672,850
4.65%, 2/23/46		7,833	8,550,926
HP, Inc., 3.75%, 12/01/20		279	288,684

			20,193,862
Textiles, Apparel & Luxury Goods — 0.0%
NIKE, Inc., 3.88%, 11/01/45		963	1,007,798
Tobacco — 0.6%
Altria Group, Inc.:
2.63%, 1/14/20		1,249	1,290,990
2.85%, 8/09/22		870	898,669
4.25%, 8/09/42		529	550,037
5.38%, 1/31/44		1,772	2,165,049
Philip Morris International, Inc.:
1.13%, 8/21/17		2,480	2,486,093
2.75%, 2/25/26		6,359	6,465,221
4.13%, 3/04/43		852	881,996
4.88%, 11/15/43		1,319	1,509,731
Reynolds American, Inc.:
2.30%, 6/12/18		997	1,016,908

Corporate Bonds		Par (000)	Value
Tobacco (continued)
3.25%, 6/12/20	USD	423	$442,354

			17,707,048
Trading Companies & Distributors — 0.0%
GATX Corp., 2.60%, 3/30/20		1,182	1,160,306
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, 2.38%, 9/08/16		6,670	6,697,901
Orange SA, 5.50%, 2/06/44		910	1,084,124
Rogers Communications, Inc.:
3.63%, 12/15/25		361	375,817
5.00%, 3/15/44		320	352,498
Vodafone Group PLC, 2.50%, 9/26/22		1,095	1,069,816

			9,580,156
Total Corporate Bonds — 25.7%			817,541,320

Foreign Agency Obligations
Norway — 0.2%
Statoil ASA, 2.90%, 11/08/20		5,305	5,442,935
Total Foreign Agency Obligations — 0.2%			5,442,935

Foreign Government Obligations
Colombia — 0.2%
Republic of Colombia, 4.00%, 2/26/24		5,500	5,527,500
Germany — 0.5%
Deutsche Bundesrepublik Inflation Linked Bonds, 0.10%, 4/15/26	EUR	11,535	14,255,884
Indonesia — 0.2%
Republic of Indonesia:
3.38%, 4/15/23 (a)	USD	1,625	1,587,531
5.38%, 10/17/23 (a)		3,275	3,592,711
5.88%, 1/15/24 (a)		635	713,110
4.75%, 1/08/26 (a)		986	1,034,420
6.63%, 2/17/37		240	278,236
5.95%, 1/08/46		617	683,820

			7,889,828
Mexico — 0.9%
United Mexican States:
4.75%, 6/14/18	MXN	389	2,265,633
6.50%, 6/09/22		77	467,082
4.00%, 10/02/23	USD	15,890	16,644,775
8.00%, 12/07/23	MXN	540	3,555,405
10.00%, 12/05/24		308	2,288,559
5.75%, 3/05/26		153	872,263
7.75%, 5/29/31		154	1,006,882
7.75%, 11/13/42		186	1,212,238
United Mexican States Inflation Linked Bond, 3.50%, 12/14/17		15	485,533

			28,798,370
Peru — 0.1%
Republic of Peru, 7.35%, 7/21/25	USD	3,050	4,010,750
Russia — 0.0%
Russian Federation, 7.00%, 8/16/23	RUB	7,505	100,312
Slovenia — 0.1%
Republic of Slovenia:
4.13%, 2/18/19 (a)	USD	602	634,628

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	19

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Foreign Government Obligations		Par (000)	Value
Slovenia (continued)
5.50%, 10/26/22 (a)	USD	776	$877,707
5.25%, 2/18/24 (a)		399	446,880
4.63%, 9/09/24	EUR	595	864,839

			2,824,054
Turkey — 0.3%
Republic of Turkey, 5.75%, 3/22/24	USD	9,805	10,634,503
Total Foreign Government Obligations — 2.3%			74,041,201

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.4%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 4A, 2.84%, 10/25/34 (b)		100	98,435
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-29, Class 1A1, 0.97%, 2/25/35 (b)		668	626,169
HomeBanc Mortgage Trust, Series 2005-4, Class A1, 0.70%, 10/25/35 (b)		4,671	4,261,523
MortgageIT Trust, Series 2004-1, Class A1, 1.21%, 11/25/34 (b)		1,399	1,321,047
RALI Trust, Series 2006-QO2, Class A1, 0.65%, 2/25/46 (b)		3,303	1,333,788
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 3A1, 2.69%, 11/25/34 (b)		3,411	3,352,156

			10,993,118
Commercial Mortgage-Backed Securities — 4.2%
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class A4, 5.45%, 1/15/49		2,194	2,242,412
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		514	519,779
Series 2007-3, Class A1A, 5.54%, 6/10/49 (b)		4,892	5,047,225
Series 2007-3, Class A4, 5.54%, 6/10/49 (b)		1,257	1,288,060
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class A1, 3.31%, 8/10/35 (a)		1,119	1,164,415
BB-UBS Trust, Series 2012-TFT, Class A, 2.89%, 6/05/30 (a)		4,480	4,457,074
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW15, Class A1A, 5.32%, 2/11/44		3,551	3,629,135
Series 2007-PW16, Class AM, 5.72%, 6/11/40 (b)		880	906,146
Series 2007-PW17, Class A1A, 5.65%, 6/11/50 (b)		3,467	3,614,886
Carefree Portfolio Trust, Series 2014-CARE, Class D, 3.69%, 11/15/19 (a)(b)		1,515	1,497,876
CD Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		2,210	2,224,544
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 1.84%, 12/15/27 (a)(b)		2,645	2,625,557
CGGS Commercial Mortgage Trust:
Series 2016-RNDB, Class AFL, 2.15%, 2/15/33 (a)(b)		3,010	3,010,000
Series 2016-RNDB, Class CFL, 3.80%, 2/15/33		1,450	1,450,000
Series 2016-RNDB, Class DFL, 4.70%, 2/15/33 (a)(b)		940	940,000

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Citigroup Commercial Mortgage Trust, Series 2014-388G, Class A, 1.19%, 6/15/33 (a)(b)	USD	2,483	$2,430,673
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class AMA, 6.12%, 11/15/44 (b)		2,061	2,168,658
COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.76%, 5/15/46 (b)		2,697	2,773,382
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.10%, 12/10/49 (b)		2,520	2,632,514
Commercial Mortgage Pass-Through Certificates:
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (b)		400	411,290
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		2,050	2,095,497
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (a)		3,460	3,605,156
Series 2013-LC13, Class D, 5.05%, 8/10/46 (a)(b)		500	483,944
Series 2014-CR18, Class C, 4.74%, 7/15/47 (b)		1,090	1,076,599
Series 2014-FL4, Class D, 2.89%, 7/13/31 (a)(b)		490	475,158
Series 2014-FL5, Class D, 4.44%, 10/15/31 (a)(b)		1,945	1,762,355
Series 2015-CR22, Class C, 4.13%, 3/10/48 (b)		330	315,360
Series 2016-DC2, Class B, 4.80%, 2/10/49 (b)		280	300,207
Series 2016-DC2, Class C, 4.80%, 2/10/49 (b)		565	553,095
Core Industrial Trust, Series 2015-TEXW, Class A, 3.08%, 2/10/34 (a)		3,400	3,486,327
Credit Suisse Commercial Mortgage Trust:
Series 2008-C1, Class A2, 6.07%, 2/15/41 (b)		528	530,721
Series 2008-C1, Class A3, 6.07%, 2/15/41 (b)		1,180	1,231,201
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		52	52,188
Credit Suisse Mortgage Capital Certificates:
Series 2010-RR2, Class 2A, 5.94%, 9/15/39 (a)(b)		5,918	6,085,505
Series 2015-DEAL, Class D, 3.54%, 4/15/29 (a)(b)		545	523,683
Series 2015-GLPB, Class A, 3.64%, 11/15/34 (a)		1,119	1,179,634
CSAIL Commercial Mortgage Trust:
Series 2015-C3, Class B, 4.11%, 8/15/48 (b)		240	240,793
Series 2015-C3, Class C, 4.36%, 8/15/48 (b)		720	636,852
Deutsche Bank Re-REMIC Trust:
Series 2011-C32, Class A3A, 5.19%, 6/17/49 (a)(b)		2,750	2,819,470
Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		1,200	1,197,787
Eleven Madison Mortgage Trust, Series 2015-11MD, Class A, 3.55%, 9/10/35 (a)(b)		260	276,644
Extended Stay America Trust:
Series 2013-ESH5, Class C5, 2.67%, 12/05/31 (a)		2,460	2,452,676
Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (a)		3,485	3,492,856

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 1.74%, 12/15/16 (a)(b)	USD	782	$775,044
GS Mortgage Securities Corp. Trust, Series 2016-RENT, Class C, 4.20%, 2/10/29 (a)		680	679,864
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class A4, 3.80%, 9/15/47		900	968,187
Series 2014-C24, Class D, 3.93%, 11/15/47 (a)(b)		380	291,158
Series 2014-C26, Class A4, 3.49%, 1/15/48		753	794,817
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Class AM, 5.59%, 5/12/45		1,515	1,523,390
Series 2007-CB20, Class AM, 5.88%, 2/12/51 (b)		4,748	4,966,621
Series 2007-LD12, Class A1A, 5.85%, 2/15/51 (b)		7,067	7,319,038
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		1,181	1,207,983
Series 2014-DSTY, Class A, 3.43%, 6/10/27 (a)		645	668,613
Series 2014-FL6, Class A, 1.84%, 11/15/31 (a)(b)		2,135	2,135,983
Series 2015-CSMO, Class A, 1.69%, 1/15/32 (a)(b)		960	945,535
Series 2015-CSMO, Class D, 3.74%, 1/15/32 (a)(b)		590	574,449
Series 2015-JP1, Class C, 4.74%, 1/15/49 (b)		260	250,841
Series 2015-JP1, Class D, 4.24%, 1/15/49 (b)		770	683,870
Series 2016-ATRM, Class D, 5.35%, 10/05/28 (a)		560	555,177
Lone Star Portfolio Trust, Series 2015-LSP, Class A1A2, 2.24%, 9/15/28 (a)(b)		516	511,467
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A, 5.84%, 6/12/50 (b)		2,050	2,106,450
ML-CFC Commercial Mortgage Trust:
Series 2006-4, Class AM, 5.20%, 12/12/49		780	793,257
Series 2007-7, Class A4, 5.74%, 6/12/50 (b)		1,290	1,332,397
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C25, Class C, 4.53%, 10/15/48 (b)		2,000	1,874,255
Series 2015-C25, Class D, 3.07%, 10/15/48		200	129,027
Series 2015-C26, Class D, 3.06%, 10/15/48 (a)		540	352,398
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class AMFL, 0.61%, 2/12/44 (b)		492	478,682
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		2,350	2,423,683
Series 2007-IQ14, Class A4, 5.69%, 4/15/49 (b)		1,020	1,044,413
Series 2007-IQ16, Class A4, 5.81%, 12/12/49		1,930	2,011,280
Series 2015-XLF2, Class AFSB, 3.19%, 8/15/26 (a)(b)		300	300,000
Morgan Stanley Re-REMIC Trust:
Series 2010-GG10, Class A4B, 5.79%, 8/15/45 (a)(b)		5,012	5,175,966
Series 2011-IO, Class C, 0.00%, 3/23/51 (a)(d)		356	340,766

Non-Agency Mortgage-Backed Securities		Par (000)	Value
RBSCF Trust, Series 2010-RR3, Class WBTA, 5.95%, 2/16/51 (a)(b)	USD	4,375	$4,417,232
STRIPs Ltd., Series 2012-1A, Class B, 0.50%, 12/25/44 (a)		1,580	1,423,455
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class C, 3.89%, 2/15/48		655	577,207
Series 2015-C31, Class D, 3.85%, 11/15/48		1,310	911,200
Series 2016-NXS5, Class D, 4.88%, 1/15/59 (b)		1,937	1,625,169
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		386	386,360
WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Class C, 4.34%, 3/15/47 (b)		150	148,410

			132,610,978
Interest Only Commercial Mortgage-Backed Securities — 0.5%
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class XA, 0.96%, 8/10/35 (a)(b)		7,280	578,978
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36 (a)(b)		65,905	3,085,257
Citigroup Commercial Mortgage Trust, Series 2013-SMP, Class XA, 0.80%, 1/12/30 (a)(b)		81,523	939,322
Commercial Mortgage Pass-Through Certificates:
Series 2013-CR6, Class XA, 1.49%, 3/10/46 (b)		28,185	1,352,745
Series 2013-LC6, Class XA, 1.73%, 1/10/46 (b)		17,082	1,118,379
Series 2014-CR14, Class XA, 0.86%, 2/10/47 (b)		19,831	750,932
Series 2015-3BP, Class XA, 0.06%, 2/10/35 (a)(b)		40,878	324,571
Series 2015-CR23, Class XA, 1.01%, 5/10/48 (b)		13,702	812,608
Core Industrial Trust, Series 2015-TEXW, Class XA, 0.77%, 2/10/34 (a)(b)		5,920	238,395
Credit Suisse Mortgage Capital Certificates, Series 2015-GLPA, Class XA, 0.26%, 11/15/37 (a)(b)		7,500	168,750
GS Mortgage Securities Corp. II, Series 2013-KING, Class XA, 0.73%, 12/10/27 (a)(b)		34,124	797,780
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class XA, 1.11%, 8/15/47 (b)		2,431	160,362
Series 2015-C28, Class XA, 1.20%, 10/15/48 (b)		3,433	234,244
Series 2015-C33, Class XA, 1.05%, 12/15/48 (b)		6,522	481,557
Series 2016-C1, Class XA, 1.56%, 3/15/49 (b)		6,830	637,208
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XB, 0.58%, 4/15/46 (b)		4,040	139,417
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XA, 1.16%, 12/15/47 (b)		8,745	542,134
Series 2015-C25, Class XA, 1.15%, 10/15/48 (b)		4,331	341,944
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 1.82%, 5/25/36 (a)(b)		1,512	9,540
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class XA, 1.00%, 2/15/48 (b)		5,949	388,399

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	21

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2015-NXS1, Class XA, 1.20%, 5/15/48 (b)	USD	3,664	$268,512
WF-RBS Commercial Mortgage Trust:
Series 2013-C12, Class XA, 1.41%, 3/15/48 (a)(b)		33,048	2,120,288
Series 2014-C24, Class XA, 0.98%, 11/15/47 (b)		17,520	998,980
Series 2014-LC14, Class XA, 1.42%, 3/15/47 (b)		9,317	631,613

			17,121,915
Total Non-Agency Mortgage-Backed Securities — 5.1%			160,726,011

Preferred Securities
Capital Trusts
Capital Markets — 0.0%
State Street Capital Trust IV, 1.63%, 6/01/77 (b)		739	540,098
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25% (a)(e)		3,190	3,285,700
Total Capital Trusts — 0.1%			3,825,798

Trust Preferreds		Shares
Banks — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40 (b)		116,685	3,067,649
Total Preferred Securities — 0.2%			6,893,447

Project Loans — 0.0%		Par (000)
Federal Housing Authority, USGI Project, Series 56, 7.46%, 1/01/23		24	22,628

Taxable Municipal Bonds
Bay Area Toll Authority RB, 7.04%, 4/01/50		1,150	1,691,052
City Public Service Board of San Antonio, TX RB, 5.81%, 2/01/41		1,180	1,565,081
Los Angeles Community College District GO, 6.60%, 8/01/42		800	1,144,336
Los Angeles Unified School District GO, 6.76%, 7/01/34		1,580	2,182,470
Metropolitan Transportation Authority RB:
6.67%, 11/15/39		200	274,138
6.81%, 11/15/40		610	848,419
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		690	854,054
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		1,004	1,503,169
New York City Water & Sewer System RB:
5.38%, 6/15/43		4,120	4,801,118
5.50%, 6/15/43		4,935	5,778,638
5.88%, 6/15/44		795	1,082,846
New York State Dormitory Authority RB, 5.39%, 3/15/40		725	911,804
Port Authority of New York & New Jersey RB, 4.96%, 8/01/46		1,305	1,520,651
State of California GO:
7.55%, 4/01/39		920	1,405,180
7.60%, 11/01/40		2,770	4,290,592

Taxable Municipal Bonds		Par (000)	Value
State of Illinois GO, 5.10%, 6/01/33	USD	3,525	$3,302,678
University of California RB, 4.86%, 5/15/2112		630	648,176
Total Taxable Municipal Bonds — 1.1%			33,804,402

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.7%
Fannie Mae, 6.63%, 11/15/30		1,500	2,229,215
Freddie Mac:
3.75%, 3/27/19		10,765	11,648,333
5.50%, 8/23/17		3,500	3,732,306
Resolution Funding Corp. Interest Strip, 0.00%, 7/15/18 (d)		4,575	4,471,825
Small Business Administration Participation Certificates:
Series 1996-20H, 7.25%, 8/01/16		12	12,519
Series 1996-20J, 7.20%, 10/01/16		20	20,250
Series 1996-20K, 6.95%, 11/01/16		48	48,486
Series 1997-20B, Class 1, 7.10%, 2/01/17		52	52,914
Series 1997-20F, Class 1, 7.20%, 6/01/17		22	22,101
Series 1997-20G, Class 1, 6.85%, 7/01/17		124	126,911

			22,364,860
Collateralized Mortgage Obligations — 0.1%
Fannie Mae:
Series 2002-T6, Class A1, 3.31%, 2/25/32		115	116,461
Series 2005-29, Class AT, 4.50%, 4/25/35		62	64,119
Series 2005-29, Class WB, 4.75%, 4/25/35		411	439,475
Series 2005-48, Class AR, 5.50%, 2/25/35		451	478,443
Series 2005-62, Class CQ, 4.75%, 7/25/35		378	398,528
Freddie Mac:
Series 1591, Class PK, 6.35%, 10/15/23		818	900,103
Series 2996, Class MK, 5.50%, 6/15/35		21	22,951

			2,420,080
Commercial Mortgage-Backed Securities — 0.5%
Fannie Mae, Series 2006-M2, Class A2A, 5.27%, 10/25/32 (b)		13,497	16,156,559
Freddie Mac, Series K052, Class A2, 3.15%, 11/25/25		743	789,223

			16,945,782
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Fannie Mae:
Series 2013-M4, Class X1, 3.91%, 2/25/18 (b)		39,989	1,961,290
Series 2013-M5, Class X2, 2.32%, 1/25/22 (b)		10,586	972,415
Freddie Mac, Series K038, Class X1, 1.19%, 3/25/24 (b)		7,186	532,607
Ginnie Mae, Series 2012-120, Class IO, 0.91%, 2/16/53 (b)		19,126	1,201,996

			4,668,308

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

U.S. Government Sponsored Agency Securities		Par (000)		Value
Mortgage-Backed Securities — 41.0%
Fannie Mae Mortgage-Backed Securities:
2.23%, 10/01/42 (b)	USD	2,467		$2,548,723
2.50%, 4/01/30-4/01/31 (f)		17,054		17,550,030
2.55%, 12/01/34 (b)		594		615,277
3.00%, 11/01/26-4/01/46 (f)		139,021		143,890,704
3.16%, 12/01/40 (b)		1,329		1,387,809
3.35%, 6/01/41 (b)		3,231		3,396,739
3.50%, 8/01/27-4/01/46 (f)		166,297		175,802,826
3.51%, 9/01/41 (b)		2,169		2,296,199
4.00%, 1/01/25-4/01/46 (f)		115,930		124,707,088
4.50%, 2/01/25-4/01/46 (f)		80,918		88,220,273
5.00%, 11/01/32-4/01/46 (f)		60,986		67,509,322
5.50%, 10/01/16-4/01/46 (f)		19,990		22,537,141
6.00%, 5/01/16-4/01/46 (f)		25,515		29,275,113
6.50%, 5/01/40		4,343		5,024,637
7.00%, 6/01/32		19		22,079
Freddie Mac Mortgage-Backed Securities:
2.50%, 11/01/29-4/01/31 (f)		19,991		20,541,725
3.00%, 5/01/27-4/01/46 (f)		66,420		68,460,414
3.50%, 4/01/31-4/01/46 (f)		92,283		96,914,389
4.00%, 8/01/40-4/01/46 (f)		40,128		42,984,212
4.50%, 2/01/39-7/01/45		28,055		30,573,837
5.00%, 7/01/35-4/01/46 (f)		15,894		17,565,632
5.50%, 4/01/17-4/01/46 (f)		9,413		10,465,299
6.00%, 5/01/16-12/01/32		163		166,957
6.50%, 7/01/17		4		4,473
8.00%, 11/01/22		1		1,563
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/20/45-4/15/46 (f)		50,342		52,185,340
3.50%, 12/20/41-4/15/46 (f)		108,731		115,013,879
4.00%, 9/20/40-4/15/46 (f)		87,747		93,924,560
4.50%, 12/20/39-4/15/46 (f)		40,348		43,881,429
5.00%, 12/15/38-4/15/46 (f)		14,538		16,091,334
5.50%, 3/15/32-4/15/46 (f)		7,710		8,538,268
6.00%, 12/15/36		191		216,848
7.50%, 11/15/29		—	(g)	451
9.00%, 7/15/18		—	(g)	252

				1,302,314,822
Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 1989-16, Class B, 0.00%, 3/25/19 (d)		8		8,031
Total U.S. Government Sponsored Agency Securities — 42.5%				1,348,721,883

U.S. Treasury Obligations
U.S. Treasury Bonds:
3.00%, 5/15/45-11/15/45 (h)(i)		88,551		95,547,684
2.88%, 8/15/45 (h)		44,084		46,370,858
2.50%, 2/15/46 (h)		407		396,841
U.S. Treasury Notes:
0.88%, 11/30/17-3/31/18		78,466		78,670,424
1.00%, 12/31/17-3/15/19 (h)		146,222		146,865,474
0.75%, 1/31/18-2/15/19 (h)		138,970		138,873,636
1.25%, 11/15/18-3/31/21 (h)		172,879		174,206,025
1.13%, 1/15/19-2/28/21 (h)		126,853		127,106,487

U.S. Treasury Obligations		Par (000)	Value
1.63%, 11/30/20-2/15/26 (h)	USD	196,031	$198,975,198
1.75%, 12/31/20-1/31/23 (h)		89,611	91,425,357
1.38%, 1/31/21		45,438	45,764,608
2.00%, 11/30/22-8/15/25 (h)		84,506	86,718,065
2.13%, 12/31/22-5/15/25		81,276	84,175,854
1.50%, 2/28/23		9,124	9,098,699
2.25%, 11/15/25 (h)		28,204	29,352,879
Total U.S. Treasury Obligations — 42.6%			1,353,548,089
Total Long-Term Investments (Cost — $3,956,317,804) — 126.4%			4,014,319,274

Options Purchased
(Cost — $1,070,479) — 0.1%			1,215,291
Total Investments Before TBA Sale Commitments and Options Written (Cost — $3,957,388,283) — 126.5%			4,015,534,565

TBA Sale Commitments (f)
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/31		10,598	(10,879,509)
3.00%, 4/01/31-4/01/46		72,821	(74,942,146)
3.50%, 4/01/31-4/01/46		54,987	(57,953,109)
4.00%, 4/01/31-4/01/46		35,595	(37,938,191)
4.50%, 4/01/31-4/01/46		47,245	(51,065,543)
5.00%, 4/01/46		45,540	(50,362,941)
5.50%, 4/01/46		12,290	(13,775,833)
6.00%, 4/01/46		12,400	(14,134,426)
Freddie Mac Mortgage-Backed Securities:
2.50%, 4/01/31		3,157	(3,240,803)
3.00%, 4/01/46		19,432	(19,896,545)
3.50%, 4/01/46		24,372	(25,511,625)
4.00%, 4/01/46		222	(236,933)
4.50%, 4/01/46		9,600	(10,427,834)
5.00%, 4/01/46		5,453	(5,988,171)
5.50%, 4/01/46		2,573	(2,859,246)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 4/15/46		4,093	(4,234,650)
3.50%, 4/15/46		23,446	(24,763,678)
4.00%, 4/15/46		41,005	(43,832,352)
4.50%, 4/15/46		14,501	(15,707,932)
5.00%, 4/15/46		300	(324,984)
Total TBA Sale Commitments (Proceeds — $466,503,740) — (14.8)%			(468,076,451)

Options Written
(Premiums Received — $806,577) — (0.0)%			(881,875)
Total Investments Net of TBA Sale Commitments and Options Written — 111.7%			3,546,576,239
Liabilities in Excess of Other Assets — (11.7)%			(371,310,716)

Net Assets — 100.0%			$3,175,265,523

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	23

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Zero-coupon bond.

(e)	Perpetual security with no stated maturity date.

(f)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(16,350,999)	$ (12,913)
BNP Paribas Securities Corp.	$1,790,483	$ 8,964
Citigroup Global Markets, Inc.	$10,923,571	$ 57,982
Credit Suisse Securities (USA) LLC	$(4,513,216)	$(104,190)
Deutsche Bank Securities, Inc.	$833,007	$ (16,596)
Goldman Sachs & Co.	$(63,969,403)	$ (83,647)
J.P. Morgan Securities LLC	$(74,034,302)	$(382,187)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$6,691,418	$ 12,538
Morgan Stanley & Co. LLC	$(38,209,876)	$(119,585)
Nomura Securities International, Inc.	$23,276,615	$ 75,080
RBC Capital Markets, LLC	$1,278,307	$ 6,251
Wells Fargo Securities, LLC	$2,560,597	$ 11,413

(g)	Amount is less than $500.

(h)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(i)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

•

During the six months ended March 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2015	Net Activity	Shares Held at March 31, 2016	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	—	—	—	$8,614	$798

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Deutsche Bank Securities, Inc.	0.47%	12/07/15	Open	$9,987,500	$9,995,545	U.S. Treasury Obligations	Open/Demand[1]
Credit Agricole Corporate and Investment Bank	0.50%	3/21/16	Open	35,743,750	35,747,682	U.S. Treasury Obligations	Open/Demand[1]
Credit Agricole Corporate and Investment Bank	0.50%	3/23/16	Open	42,800,000	42,800,428	U.S. Treasury Obligations	Open/Demand[1]
Amherst Pierpont Securities LLC	0.51%	3/31/16	4/01/16	42,100,000	42,100,596	U.S. Treasury Obligations	up to 30 Days
Amherst Pierpont Securities LLC	0.51%	3/31/16	4/01/16	41,350,000	41,350,586	U.S. Treasury Obligations	up to 30 Days
Barclays Capital, Inc.	0.15%	3/31/16	4/01/16	395,299	395,300	U.S. Treasury Obligations	up to 30 Days
Deutsche Bank Securities, Inc.	0.10%	3/31/16	4/01/16	42,197,165	42,197,282	U.S. Treasury Obligations	up to 30 Days
J.P. Morgan Securities LLC	0.49%	3/31/16	4/01/16	80,959,857	80,960,959	U.S. Treasury Obligations	up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.00%	3/31/16	4/01/16	61,591,495	61,591,495	U.S. Treasury Obligations	up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.00%	3/31/16	4/01/16	27,630,586	27,630,586	U.S. Treasury Obligations	up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.65%	3/31/16	4/01/16	87,717,216	87,718,800	U.S. Treasury Obligations	up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.65%	3/31/16	4/01/16	93,502,500	93,504,188	U.S. Treasury Obligations	up to 30 Days
Total				$565,975,368	$565,993,447

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(95)	Euro-Bund	June 2016	USD	17,655,011	$(38,779)
(17)	Japanese Government Bonds (10 Year)	June 2016	USD	22,853,970	63,925
444	U.S. Treasury Bonds (30 Year)	June 2016	USD	73,010,250	(306,256)
(1,121)	U.S. Treasury Notes (10 Year)	June 2016	USD	146,167,891	(559,747)
704	U.S. Treasury Notes (2 Year)	June 2016	USD	154,000,000	427,620
(1,447)	U.S. Treasury Notes (5 Year)	June 2016	USD	175,324,399	(471,731)
(177)	U.S. Ultra Treasury Bonds	June 2016	USD	30,538,031	(310,784)
Total					$(1,195,752)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	7,157,089	USD	394,000	Deutsche Bank AG	4/01/16	$20,214
USD	394,000	MXN	7,081,860	Citibank N.A.	4/01/16	(15,860)
USD	486,300	RUB	34,532,163	Deutsche Bank AG	4/01/16	(27,531)
USD	399,000	ZAR	6,420,349	JPMorgan Chase Bank N.A.	4/01/16	(35,787)
ZAR	6,264,101	USD	399,000	Bank of America N.A.	4/01/16	25,206
BRL	520,402	USD	139,294	BNP Paribas S.A.	4/04/16	5,277
EUR	472,000	USD	526,670	Bank of America N.A.	4/04/16	10,484
MXN	14,128,674	USD	786,000	Goldman Sachs International	4/04/16	31,466
RUB	27,433,055	EUR	324,844	BNP Paribas S.A.	4/04/16	38,145
RUB	95,473,890	EUR	1,137,000	Deutsche Bank AG	4/04/16	125,400
USD	139,294	BRL	560,380	BNP Paribas S.A.	4/04/16	(16,383)
USD	512,207	EUR	472,000	Bank of America N.A.	4/04/16	(24,946)
USD	297,988	MXN	5,227,008	Goldman Sachs International	4/04/16	(4,440)
USD	471,600	MXN	8,213,169	Goldman Sachs International	4/04/16	(3,603)
MXN	7,982,240	USD	459,000	BNP Paribas S.A.	4/05/16	2,799
USD	169,245	EUR	150,000	Citibank N.A.	4/05/16	(1,466)
USD	10,638,063	EUR	9,762,000	Morgan Stanley & Co. International PLC	4/05/16	(471,784)
USD	459,000	MXN	7,968,231	Goldman Sachs International	4/05/16	(1,989)
USD	3,500,925	MXN	63,572,000	Morgan Stanley & Co. International PLC	4/05/16	(176,927)
MXN	19,943,820	USD	1,155,351	Citibank N.A.	4/06/16	(1,641)
MXN	8,348,932	USD	463,930	State Street Bank and Trust Co.	4/06/16	19,039
USD	1,550,126	MXN	28,292,752	Bank of America N.A.	4/06/16	(86,553)
RUB	29,225,560	USD	403,000	Deutsche Bank AG	4/07/16	31,085
USD	403,000	RUB	28,878,980	Deutsche Bank AG	4/07/16	(25,938)
CAD	824,451	USD	634,000	Citibank N.A.	4/11/16	813
USD	634,000	CAD	848,088	UBS AG	4/11/16	(19,013)
USD	424,750	ZAR	6,571,832	Bank of America N.A.	4/11/16	(19,421)
USD	791,000	ZAR	12,234,913	Bank of America N.A.	4/11/16	(35,921)
ZAR	18,794,608	USD	1,215,750	BNP Paribas S.A.	4/11/16	54,522
CLP	257,624,562	USD	377,400	BNP Paribas S.A.	4/14/16	6,687
CLP	170,350,812	USD	251,600	Credit Suisse International	4/14/16	2,373
EUR	469,000	USD	518,343	Goldman Sachs International	4/14/16	15,555
USD	188,700	CLP	129,038,721	Credit Suisse International	4/14/16	(3,681)
USD	440,300	CLP	301,288,484	Credit Suisse International	4/14/16	(8,885)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	25

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	508,680	EUR	469,000	UBS AG	4/14/16	$(25,218)
PLN	5,418,373	USD	1,320,186	JPMorgan Chase Bank N.A.	4/15/16	131,642
PLN	5,465,839	USD	1,325,035	Royal Bank of Canada	4/15/16	139,511
RUB	20,541,720	USD	284,000	Deutsche Bank AG	4/15/16	20,373
RUB	56,064,085	USD	781,000	JPMorgan Chase Bank N.A.	4/15/16	49,717
USD	780,967	EUR	716,105	State Street Bank and Trust Co.	4/15/16	(34,253)
USD	2,889,222	PLN	11,576,100	HSBC Bank PLC	4/15/16	(212,540)
USD	252,250	RUB	17,270,296	Deutsche Bank AG	4/15/16	(3,649)
USD	812,750	RUB	55,770,905	Deutsche Bank AG	4/15/16	(13,623)
EUR	313,000	PLN	1,345,943	State Street Bank and Trust Co.	4/18/16	(4,269)
JPY	88,280,203	USD	784,000	HSBC Bank PLC	4/18/16	832
JPY	26,380,155	USD	233,603	Morgan Stanley & Co. International PLC	4/18/16	923
JPY	26,696,363	USD	236,397	Morgan Stanley & Co. International PLC	4/18/16	940
JPY	89,018,198	USD	784,000	Morgan Stanley & Co. International PLC	4/18/16	7,393
RUB	32,808,250	USD	475,000	JPMorgan Chase Bank N.A.	4/18/16	10,692
USD	784,000	KRW	938,761,600	HSBC Bank PLC	4/18/16	(36,495)
USD	470,000	KRW	562,073,000	JPMorgan Chase Bank N.A.	4/18/16	(21,262)
USD	784,000	KRW	930,412,000	JPMorgan Chase Bank N.A.	4/18/16	(29,198)
USD	486,300	RUB	33,491,481	Deutsche Bank AG	4/18/16	(9,506)
MXN	6,246,813	USD	345,809	JPMorgan Chase Bank N.A.	4/21/16	15,059
USD	451,604	MXN	8,156,096	Morgan Stanley & Co. International PLC	4/21/16	(19,560)
USD	229,557	MXN	4,145,978	State Street Bank and Trust Co.	4/21/16	(9,949)
COP	952,654,500	USD	306,000	Credit Suisse International	4/22/16	11,304
MXN	19,035,366	USD	1,098,577	Citibank N.A.	4/22/16	965
USD	306,000	COP	937,620,720	Credit Suisse International	4/22/16	(6,297)
USD	487,656	MXN	8,757,412	Barclays Bank PLC	4/22/16	(18,199)
USD	472,000	MXN	8,347,320	Goldman Sachs International	4/22/16	(10,167)
RUB	26,724,000	USD	393,000	Deutsche Bank AG	4/25/16	1,793
USD	393,000	RUB	27,541,440	JPMorgan Chase Bank N.A.	4/25/16	(13,869)
USD	386,000	ZAR	5,928,111	BNP Paribas S.A.	4/25/16	(13,564)
MXN	18,986,928	USD	1,092,000	BNP Paribas S.A.	4/28/16	4,140
MXN	283,924	USD	16,412	HSBC Bank PLC	4/28/16	(21)
USD	541,509	MXN	10,011,239	Citibank N.A.	4/28/16	(36,453)
USD	454,903	MXN	8,172,230	JPMorgan Chase Bank N.A.	4/28/16	(16,890)
BRL	11,974,802	USD	3,262,000	Goldman Sachs International	4/29/16	41,890
INR	218,390,900	USD	3,262,000	JPMorgan Chase Bank N.A.	4/29/16	17,762
RUB	226,969,960	USD	3,262,000	Deutsche Bank AG	4/29/16	87,010
USD	3,262,000	DKK	21,674,229	Royal Bank of Scotland PLC	4/29/16	(50,470)
USD	3,262,000	EUR	2,907,720	Standard Chartered Bank	4/29/16	(49,543)
USD	3,262,000	SEK	26,925,983	Barclays Bank PLC	4/29/16	(58,117)
ZAR	50,600,144	USD	3,262,000	BNP Paribas S.A.	4/29/16	145,857
USD	461,000	COP	1,396,369,000	Credit Suisse International	5/02/16	(3,833)
USD	3,262,000	JPY	369,503,050	Deutsche Bank AG	5/02/16	(24,343)
RUB	24,510,440	EUR	317,000	Deutsche Bank AG	5/04/16	108
USD	11,176,044	EUR	9,802,000	Morgan Stanley & Co. International PLC	5/04/16	22,325
USD	3,527,269	MXN	61,062,000	JPMorgan Chase Bank N.A.	5/04/16	(6,995)
USD	895,076	MXN	16,445,340	Morgan Stanley & Co. International PLC	5/04/16	(53,793)
USD	96,559	RUB	7,890,706	Morgan Stanley & Co. International PLC	5/20/16	(19,259)
USD	851,384	MXN	14,862,381	Citibank N.A.	5/23/16	(4,574)

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	405,204	MXN	7,037,940	Bank of America N.A.	5/26/16	$ (10)
USD	1,148,944	MXN	19,943,820	Citibank N.A.	6/06/16	1,774
USD	1,024,105	MXN	17,846,965	JPMorgan Chase Bank N.A.	6/06/16	(2,454)
AUD	20,030,000	USD	15,402,609	BNP Paribas S.A.	6/15/16	(103,445)
USD	15,904,649	AUD	21,080,000	Morgan Stanley & Co. International PLC	6/15/16	(196,518)
USD	15,047,838	AUD	20,030,000	Westpac Banking Corp.	6/15/16	(251,328)
MXN	8,934,688	USD	495,187	HSBC Bank PLC	7/06/16	17,442
USD	479,014	MXN	8,589,206	BNP Paribas S.A.	7/06/16	(13,792)
USD	482,939	MXN	8,659,583	BNP Paribas S.A.	7/06/16	(13,905)
USD	453,760	MXN	8,232,112	UBS AG	7/06/16	(18,558)
USD	450,470	MXN	8,171,068	State Street Bank and Trust Co.	7/08/16	(18,262)
MXN	8,654,565	USD	479,141	HSBC Bank PLC	7/20/16	16,791
USD	448,511	MXN	8,328,590	State Street Bank and Trust Co.	7/20/16	(28,742)
USD	483,543	MXN	8,886,260	State Street Bank and Trust Co.	7/20/16	(25,666)
USD	10,475,000	SAR	39,951,650	BNP Paribas S.A.	11/23/16	(114,347)
USD	7,840,000	SAR	29,795,920	Citibank N.A.	11/23/16	(57,529)
USD	10,635,000	SAR	40,540,620	Citibank N.A.	11/23/16	(110,456)
Total						$(1,607,382)

OTC Barrier Call Options Purchased
Description	Type of Options	Counterparty	Expiration Date	Strike Price		Barrier Price/Range		Notional Amount (000)		Value
USD		Deutsche
Currency	Down-and-Out	Bank AG	04/26/16	MXN	17.30	MXN	16.80	USD	948	$1,827

Exchange-Traded Options Purchased
Description	Put/Call	Expiration Date	Strike Price		Contracts	Value
Euro Dollar 90-Day	Call	12/16/16	USD	99.13	2,490	$1,058,250

OTC Options Purchased
Description	Put/Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Goldman Sachs Bank USA	5/13/16	BRL	3.85	USD	548	$ 5,678
USD Currency	Call	Deutsche Bank AG	5/19/16	KRW	1,165.00	USD	689	5,704
USD Currency	Call	BNP Paribas S.A.	8/16/16	SAR	3.78	USD	15,415	71,120
USD Currency	Call	Citibank N.A.	8/16/16	SAR	3.78	USD	15,760	72,712
Total								$155,214

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Euro Dollar 90-Day	Call	12/16/16	USD	98.38	1,660	$(881,875)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	27

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	11/26/16	USD	2,530	$ (2,376)
1.26%[1]	3-month LIBOR	1/12/17	USD	149,961	(821,788)
2.13%[2]	3-month LIBOR	8/25/25	USD	485	23,442
2.27%[1]	3-month LIBOR	9/11/25	USD	367	(22,187)
	6-month Australian
2.83%[2]	Bank Bill Rate	1/15/26	AUD	51,340	828,585
1.95%[1]	3-month LIBOR	1/19/26	USD	36,670	(1,189,888)
Total					$(1,184,212)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

OTC Credit Default Swaps — Buy Protection
Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	1,491	$ 17,759	$ 11,077	$ 6,682
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	1,491	23,659	16,770	6,889
21st Century Fox, Inc., Class A	1.00%	Barclays Bank PLC	12/20/20	USD	2,125	(61,152)	(29,541)	(31,611)
Loews Corp.	1.00%	Barclays Bank PLC	12/20/20	USD	1,730	(53,112)	(61,756)	8,644
Valero Energy Corp.	1.00%	Morgan Stanley Capital Services LLC	12/20/20	USD	1,750	24,954	40,811	(15,857)
Australia & New Zealand Banking Group Ltd.	1.00%	BNP Paribas S.A.	6/20/21	USD	430	4,217	4,844	(627)
Australia & New Zealand Banking Group Ltd.	1.00%	Deutsche Bank AG	6/20/21	USD	9,059	88,746	99,100	(10,354)
Australia & New Zealand Banking Group Ltd.	1.00%	Deutsche Bank AG	6/20/21	USD	2,248	22,020	41,640	(19,620)
Australia & New Zealand Banking Group Ltd.	1.00%	Goldman Sachs International	6/20/21	USD	8,894	87,130	77,299	9,831
Australia & New Zealand Banking Group Ltd.	1.00%	Goldman Sachs International	6/20/21	USD	952	9,330	17,644	(8,314)
Australia & New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	6,379	62,495	69,499	(7,004)
Australia & New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	1,886	18,481	20,696	(2,215)
Commonwealth Bank of Australia	1.00%	Deutsche Bank AG	6/20/21	USD	3,130	30,465	32,234	(1,769)
Commonwealth Bank of Australia	1.00%	Deutsche Bank AG	6/20/21	USD	2,360	22,966	43,715	(20,749)
Commonwealth Bank of Australia	1.00%	Deutsche Bank AG	6/20/21	USD	850	8,278	15,679	(7,401)
Commonwealth Bank of Australia	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	3,629	35,326	38,074	(2,748)
Federation of Malaysia	1.00%	Barclays Bank PLC	6/20/21	USD	1,787	46,134	50,482	(4,348)
HSBC Bank PLC	1.00%	Bank of America N.A.	6/20/21	EUR	5,427	15,989	337	15,652
HSBC Bank PLC	1.00%	Bank of America N.A.	6/20/21	EUR	3,692	10,878	(8,119)	18,997
HSBC Bank PLC	1.00%	Bank of America N.A.	6/20/21	EUR	1,445	4,257	(3,178)	7,435
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	5,428	15,993	57,460	(41,467)
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	2,870	8,457	27,125	(18,668)
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	1,980	5,834	(4,801)	10,635
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	1,931	5,690	(4,682)	10,372
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	738	2,174	(1,790)	3,964
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	503	1,482	(1,220)	2,702
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	497	1,465	(1,205)	2,670

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	247	$ 728	$ (599)	$ 1,327
HSBC Bank PLC	1.00%	Credit Suisse International	6/20/21	EUR	4,335	12,769	20,581	(7,812)
HSBC Bank PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	2,880	8,486	(12,048)	20,534
HSBC Bank PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	2,801	8,254	(3,573)	11,827
HSBC Bank PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	69	203	(289)	492
National Australia Bank Ltd.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	3,130	37,072	34,339	2,733
Republic of South Africa	1.00%	Bank of America N.A.	6/20/21	USD	660	63,134	71,900	(8,766)
Republic of South Africa	1.00%	Barclays Bank PLC	6/20/21	USD	1,550	148,268	175,552	(27,284)
Republic of South Africa	1.00%	Barclays Bank PLC	6/20/21	USD	750	71,743	79,141	(7,398)
Republic of South Africa	1.00%	BNP Paribas S.A.	6/20/21	USD	400	38,262	45,874	(7,612)
Republic of South Africa	1.00%	BNP Paribas S.A.	6/20/21	USD	385	36,828	41,901	(5,073)
Republic of South Africa	1.00%	Citibank N.A.	6/20/21	USD	412	39,411	43,997	(4,586)
Republic of South Africa	1.00%	Citibank N.A.	6/20/21	USD	12	1,148	1,291	(143)
Republic of South Africa	1.00%	Goldman Sachs International	6/20/21	USD	385	36,828	44,230	(7,402)
Republic of South Africa	1.00%	HSBC Bank PLC	6/20/21	USD	425	40,654	47,561	(6,907)
Republic of South Africa	1.00%	HSBC Bank PLC	6/20/21	USD	420	40,176	48,551	(8,375)
Republic of South Africa	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	950	90,874	102,295	(11,421)
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	1,641	4,051	9,257	(5,206)
Standard Chartered PLC	1.00%	Bank of America N.A.	6/20/21	EUR	2,960	90,866	69,032	21,834
Standard Chartered PLC	1.00%	Bank of America N.A.	6/20/21	EUR	1,450	44,512	33,816	10,696
Standard Chartered PLC	1.00%	Bank of America N.A.	6/20/21	EUR	1,200	36,838	27,986	8,852
Standard Chartered PLC	1.00%	Bank of America N.A.	6/20/21	EUR	430	13,200	10,028	3,172
Standard Chartered PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	1,995	61,242	109,860	(48,618)
Standard Chartered PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	467	14,336	13,152	1,184
Standard Chartered PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	369	11,328	10,392	936
Standard Chartered PLC	1.00%	Citibank N.A.	6/20/21	EUR	2,820	86,568	138,279	(51,711)
Standard Chartered PLC	1.00%	Citibank N.A.	6/20/21	EUR	1,800	55,257	88,264	(33,007)
Standard Chartered PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	2,990	91,787	164,685	(72,898)
CMBX.NA Series 8 AAA	0.50%	Credit Suisse International	10/17/57	USD	840	37,775	37,836	(61)
Total						$1,682,513	$2,001,485	$(318,972)

OTC Credit Default Swaps — Sell Protection
Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation (Depreciation)
Transocean Ltd.	1.00%	Goldman Sachs Bank USA	6/20/19	BB+	USD	1,590	$(487,233)	$ (32,107)	$(455,126)
Transocean Ltd.	1.00%	Goldman Sachs Bank USA	6/20/19	BB+	USD	250	(76,609)	(5,048)	(71,561)
Transocean Ltd.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	570	(204,332)	(34,227)	(170,105)
Transocean Ltd.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	495	(177,446)	(28,745)	(148,701)
Transocean Ltd.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	495	(177,446)	(28,060)	(149,386)
Transocean Ltd.	1.00%	Goldman Sachs Bank USA	12/20/19	BB+	USD	1,150	(412,248)	(59,544)	(352,704)
Transocean Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/19	BB+	USD	495	(177,446)	(31,237)	(146,209)
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	1,491	(17,759)	(12,840)	(4,919)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	1,491	(23,659)	(14,610)	(9,049)
Republic of Indonesia	1.00%	Barclays Bank PLC	6/20/21	BB+	USD	436	(20,494)	(22,947)	2,453
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB	USD	400	(8,059)	(36,624)	28,565
		Goldman Sachs
CMBX.NA Series 3 AM	0.50%	International	12/13/49	BBB	USD	1,000	(20,147)	(92,718)	72,571
CMBX.NA Series 3 AM	0.50%	JPMorgan Chase Bank N.A.	12/13/49	BBB	USD	5,000	(100,733)	(439,899)	339,166
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB	USD	1,820	(51,075)	(251,848)	200,773

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	29

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation (Depreciation)
CMBX.NA Series 8 AA	1.50%	Goldman Sachs International	10/17/57	Not Rated	USD	590	$ (42,258)	$ (59,516)	$ 17,258
CMBX.NA Series 8 BBB-	3.00%	Barclays Bank PLC	10/17/57	Not Rated	USD	530	(91,832)	(54,801)	(37,031)
CMBX.NA Series 8 BBB-	3.00%	Credit Suisse International	10/17/57	Not Rated	USD	270	(46,782)	(28,529)	(18,253)
Total							$(2,135,558)	$(1,233,300)	$(902,258)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6.44%[1]	1-day COOIS	Credit Suisse International	5/23/16	COP	12,563,143	$ 3,216	—	$ 3,216
6.64%[1]	1-day COOIS	Credit Suisse International	8/22/16	COP	8,426,498	3,625	—	3,625
1.92%[1]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	2,278,440	16,063	$4,885	11,178
1.69%[2]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	2,278,440	(8,158)	—	(8,158)
2.26%[1]	7-day China Fixing Repo Rates	Deutsche Bank AG	11/12/17	CNY	12,780	85	2	83
4.30%[2]	28-day MXIBTIIE	Bank of America N.A.	12/07/17	MXN	4,907	1,179	6	1,173
4.30%[2]	28-day MXIBTIIE	Bank of America N.A.	12/18/17	MXN	55,920	13,945	65	13,880
4.55%[2]	28-day MXIBTIIE	Barclays Bank PLC	3/21/18	MXN	8,957	523	125	398
4.85%[2]	28-day MXIBTIIE	Bank of America N.A.	11/01/18	MXN	7,677	(1,295)	21	(1,316)
4.77%[2]	28-day MXIBTIIE	Citibank N.A.	12/05/18	MXN	3,324	(63)	7	(70)
4.70%[2]	28-day MXIBTIIE	Bank of America N.A.	12/06/18	MXN	3,324	288	6	282
4.76%[2]	28-day MXIBTIIE	Citibank N.A.	12/06/18	MXN	3,324	(7)	7	(14)
5.41%[1]	28-day MXIBTIIE	Goldman Sachs International	1/01/21	MXN	30,818	13,551	(257)	13,808
11.41%[2]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	1,745	65,800	—	65,800
12.05%[1]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	940	(25,321)	—	(25,321)
11.84%[1]	1-day BZDIOVER	HSBC Bank PLC	1/04/21	BRL	629	(19,027)	—	(19,027)
11.72%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	176	(5,735)	—	(5,735)
3.27%[2]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	8,580	(988,314)	—	(988,314)
5.84%[1]	28-day MXIBTIIE	Deutsche Bank AG	11/14/24	MXN	23,624	(6,807)	(114)	(6,693)
5.85%[1]	28-day MXIBTIIE	Deutsche Bank AG	11/14/24	MXN	10,272	(2,632)	(50)	(2,582)
5.73%[2]	28-day MXIBTIIE	Bank of America N.A.	1/03/25	MXN	7,400	6,040	98	5,942
5.55%[1]	28-day MXIBTIIE	Bank of America N.A.	1/13/25	MXN	10,493	(16,565)	(43)	(16,522)
5.56%[1]	28-day MXIBTIIE	Goldman Sachs Bank USA	1/13/25	MXN	20,699	(32,251)	(2)	(32,249)
6.43%[1]	28-day MXIBTIIE	Bank of America N.A.	6/06/25	MXN	6,011	11,256	(102)	11,358
6.33%[1]	28-day MXIBTIIE	Citibank N.A.	6/09/25	MXN	3,006	4,383	(16)	4,399
6.33%[1]	28-day MXIBTIIE	Citibank N.A.	7/17/25	MXN	7,228	10,598	(35)	10,633
6.32%[1]	28-day MXIBTIIE	Morgan Stanley Capital Services LLC	7/17/25	MXN	14,506	20,962	(70)	21,032
6.32%[1]	28-day MXIBTIIE	Goldman Sachs International	8/06/25	MXN	21,681	29,443	(104)	29,547
6.31%[2]	28-day MXIBTIIE	Bank of America N.A.	8/11/25	MXN	7,575	(10,517)	35	(10,552)
6.31%[2]	28-day MXIBTIIE	Bank of America N.A.	8/11/25	MXN	7,575	(10,517)	35	(10,552)
6.31%[2]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	28,117	(38,699)	130	(38,829)
6.27%[1]	28-day MXIBTIIE	Bank of America N.A.	12/05/25	MXN	901	975	(12)	987
5.96%[1]	28-day MXIBTIIE	Citibank N.A.	1/30/26	MXN	23,086	(8,297)	(313)	(7,984)
6.23%[1]	28-day MXIBTIIE	Citibank N.A.	2/23/26	MXN	17,293	14,059	(57)	14,116

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6.24%[1]	28-day MXIBTIIE	Goldman Sachs International	2/23/26	MXN	20,168	$ 17,750	$ (67)	$ 17,817
Total						$(940,464)	$4,180	$(944,644)

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

Transactions in Options Written for the Period Ended March 31, 2016

	Calls			Puts
	Notional (000)			Notional (000)
	Contracts	KRW	Premiums Received	Contracts	USD	Premiums Received
Outstanding options, beginning of period	—	2,278,440	$ 1,253	—	—	—
Options written	1,660	—	806,577	—	73,660	$ 1,235,084
Options expired	—	(2,278,440)	(1,253)	—	—	—
Options closed	—	—	—	—	(73,660)	(1,235,084)

Outstanding options, end of period	1,660	—	$806,577	—	—	—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$491,545	—	$491,545
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$1,135,308	—	—	1,135,308
Options purchased	Investments at value — unaffiliated[2]	—	—	—	157,041	1,058,250	—	1,215,291
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$2,983,132	—	—	234,696	—	3,217,828
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	852,027	—	852,027
Total		—	$2,983,132	—	$1,292,349	$2,636,518	—	$6,911,999

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$1,687,297	—	$1,687,297
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$2,742,690	—	—	2,742,690
Options written	Options written at value	—	—	—	—	881,875	—	881,875
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$3,436,177	—	—	1,175,160	—	4,611,337
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	2,036,239	—	2,036,239
Total		—	$3,436,177	—	$2,742,690	$5,780,571	—	$11,959,438

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	31

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

For the six months ended March 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(5,920,671)	—	$(5,920,671)
Forward foreign currency exchange contracts	—	—	—	$ 1,354,747	—	—	1,354,747
Options purchased[1]	—	—	—	(62,091)	(708,373)	—	(770,464)
Options written	—	—	—	—	547,608	—	547,608
Swaps	—	$ 62,594	—	—	757,335	—	819,929

Total	—	$ 62,594	—	$ 1,292,656	$(5,324,101)	—	$(3,968,851)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$ 2,368,347	—	$ 2,368,347
Forward foreign currency exchange contracts	—	—	—	$(2,672,253)	—	—	(2,672,253)
Options purchased[2]	—	—	—	(102,582)	537,684	—	435,102
Options written	—	—	—	(75,298)	4,193	—	(71,105)
Swaps	—	$(593,388)	—	—	202,204	—	(391,184)

Total	—	$(593,388)	—	$(2,850,133)	$ 3,112,428	—	$ (331,093)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$213,795,415
Average notional value of contracts — short	$562,050,473
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$121,908,591
Average amounts sold — in USD	$48,948,692
Options:
Average value of option contracts purchased	$925,293
Average value of option contracts written	$440,938
Average notional value of swaption contracts purchased	$33,640,000
Average notional value of swaption contracts written	$73,660,000[1]
Credit default swaps:
Average notional value — buy protection	$88,007,706
Average notional value — sell protection	$20,106,500
Interest rate swaps:
Average notional value — pays fixed rate	$204,043,447
Average notional value — receives fixed rate	$57,504,477

[1]	Actual amounts for the period are shown due to limited derivative financial instructions as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 633,071		$ 1,016,515
Forward foreign currency exchange contracts	1,135,308		2,742,690
Options	1,215,291	[1]	881,875
Swaps — centrally cleared	—		34,116
Swaps — OTC[2]	3,217,828		4,611,337

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$ 6,201,498		$ 9,286,533
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,691,321)		(1,932,506)

Total derivative assets and liabilities subject to an MNA	$ 4,510,177		$ 7,354,027

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$ 458,774	$ (458,774)	—	—	—
Barclays Bank PLC	316,795	(316,795)	—	—	—
BNP Paribas S.A.	556,690	(337,366)	—	—	$219,324
Citibank N.A.	493,512	(400,347)	—	—	93,165
Credit Suisse International	107,500	(107,500)	—	—	—
Deutsche Bank AG	742,933	(742,933)	—	—	—
Goldman Sachs International	394,594	(188,577)	—	—	206,017
HSBC Bank PLC	131,177	(131,177)	—	—	—
JPMorgan Chase Bank N.A.	1,056,228	(890,596)	—	—	165,632
Morgan Stanley & Co. International PLC	31,581	(31,581)	—	—	—
Morgan Stanley Capital Services LLC	61,843	(15,927)	—	—	45,916
Royal Bank of Canada	139,511	—	—	—	139,511
State Street Bank and Trust Co.	19,039	(19,039)	—	—	—

Total	$4,510,177	$(3,640,612)	—	—	$869,565

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged[3]	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$ 828,317	$ (458,774)	$(369,543)	—	—
Barclays Bank PLC	353,033	(316,795)	—	—	$ 36,238
BNP Paribas S.A.	337,366	(337,366)	—	—	—
Citibank N.A.	400,347	(400,347)	—	—	—
Credit Suisse International	113,975	(107,500)	—	—	6,475
Deutsche Bank AG	1,461,071	(742,933)	—	$ (700,000)	18,138
Goldman Sachs Bank USA	1,008,341	—	—	(1,008,341)	—
Goldman Sachs International	188,577	(188,577)	—	—	—
HSBC Bank PLC	283,365	(131,177)	—	—	152,188
JPMorgan Chase Bank N.A.	890,596	(890,596)	—	—	—
Morgan Stanley & Co. International PLC	937,841	(31,581)	—	—	906,260
Morgan Stanley Capital Services LLC	15,927	(15,927)	—	—	—
Royal Bank of Scotland PLC	50,470	—	—	—	50,470
Standard Chartered Bank	49,543	—	—	—	49,543
State Street Bank and Trust Co.	121,141	(19,039)	—	—	102,102
UBS AG	62,789	—	—	—	62,789
Westpac Banking Corp.	251,328	—	—	—	251,328

Total	$7,354,027	$(3,640,612)	$(369,543)	$(1,708,341)	$1,635,531

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	33

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$172,336,630	$41,240,728	$213,577,358
Corporate Bonds	—	817,541,320	—	817,541,320
Foreign Agency Obligations	—	5,442,935	—	5,442,935
Foreign Government Obligations	—	74,041,201	—	74,041,201
Non-Agency Mortgage-Backed Securities	—	157,702,948	3,023,063	160,726,011
Preferred Securities	$3,067,649	3,825,798	—	6,893,447
Project Loans	—	—	22,628	22,628
Taxable Municipal Bonds	—	33,804,402	—	33,804,402
U.S. Government Sponsored Agency Securities	—	1,332,565,324	16,156,559	1,348,721,883
U.S. Treasury Obligations	—	1,353,548,089	—	1,353,548,089
Options Purchased:
Foreign Currency Exchange Contracts	—	157,041	—	157,041
Interest Rate Contracts	1,058,250	—	—	1,058,250
Liabilities:
Investments:
TBA Sale Commitments	—	(468,076,451)	—	(468,076,451)

Total	$4,125,899	$3,482,889,237	$60,442,978	$3,547,458,114

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$848,846	—	$848,846
Foreign currency exchange contracts	—	1,135,308	—	1,135,308
Interest rate contracts	$491,545	1,081,301	—	1,572,846
Liabilities:
Credit contracts	—	(2,070,076)	—	(2,070,076)
Foreign currency exchange contracts	—	(2,742,690)	—	(2,742,690)
Interest rate contracts	(2,569,172)	(3,210,157)	—	(5,779,329)

Total	$(2,077,627)	$(4,957,468)	—	$(7,035,095)

[1]   Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$4,399,357	—	—	$4,399,357
Foreign currency at value	996,254	—	—	996,254
Cash pledged:
Collateral — OTC derivatives	1,972,000	—	—	1,972,000
Futures contracts	2,960,520	—	—	2,960,520
Centrally cleared swaps	921,750	—	—	921,750
Liabilities:
Cash received as collateral — reverse repurchase agreements	—	$(769,000)	—	(769,000)
Reverse repurchase agreements	—	(565,993,447)	—	(565,993,447)

Total	$11,249,881	$(566,762,447)	—	$(555,512,566)

During the six months ended March 31, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (concluded)	BlackRock Core Bond Portfolio

assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Non-Agency Mortgage-Backed Securities	Project Loans	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of September 30, 2015	$41,486,407	$4,046,895	$24,867	—	$45,558,169
Transfers into Level 3	—	—	—	$17,016,859	17,016,859
Transfers out of Level 3	(674,764)	(554,742)	—	—	(1,229,506)
Accrued discounts/premiums	28,205	4,977	6	—	33,188
Net realized gain (loss)	36,497	78,755	6	—	115,258
Net change in unrealized appreciation (depreciation)[1,2]	(420,098)	(115,927)	(391)	138,595	(397,821)
Purchases	9,485,822	1,291,972	—	—	10,777,794
Sales	(8,701,341)	(1,728,867)	(1,860)	(998,895)	(11,430,963)

Closing Balance, as of March 31, 2016	$41,240,728	$3,023,063	$22,628	$16,156,559	$60,442,978

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016[2]	$(369,176)	$(67,983)	$(391)	$138,595	$(298,955)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016, is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	35

Consolidated Schedule of Investments March 31, 2016 (Unaudited)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd.:
Series 2014-1A, Class C, 3.52%, 7/18/26 (a)(b)	USD	750	$702,693
Series 2015-1A, Class D, 4.27%, 4/18/27 (a)(b)		2,750	2,394,742
Adirondack Park CLO Ltd., Series 2013-1A, Class D, 4.27%, 4/15/24 (a)(b)		4,000	3,540,212
ALM V Ltd., Series 2012-5A, Class DR, 6.62%, 10/18/27 (a)(b)		8,500	7,117,900
ALM VI Ltd.:
Series 2012-6A, Class CR, 4.37%, 7/15/26 (a)(b)		4,750	3,976,225
Series 2012-6A, Class DR, 6.27%, 7/15/26 (a)(b)		6,700	5,032,370
ALM VII R Ltd., Series 2013-7RA, Class D, 5.62%, 4/24/24 (a)(b)		5,175	4,844,417
ALM VII R-2 Ltd., Series 2013-7R2A, Class C, 4.07%, 4/24/24 (a)(b)		1,250	1,195,306
ALM VIII Ltd., Series 2013-8A, Class C, 3.82%, 1/20/26 (a)(b)		2,800	2,429,240
ALM X Ltd., Series 2013-10A, Class B, 3.22%, 1/15/25 (a)(b)		500	470,662
ALM XI Ltd., Series 2014-11A, Class C, 4.12%, 10/17/26 (a)(b)		1,250	1,118,526
ALM XII Ltd.:
Series 2015-12A, Class B, 3.87%, 4/16/27 (a)(b)		2,000	1,840,000
Series 2015-12A, Class C1, 4.37%, 4/16/27 (a)(b)		3,500	3,027,500
Series 2015-12A, Class D, 6.12%, 4/16/27 (a)(b)		1,000	819,634
ALM XIV Ltd.:
Series 2014-14A, Class B, 3.57%, 7/28/26 (a)(b)		2,731	2,639,727
Series 2014-14A, Class C, 4.07%, 7/28/26 (a)(b)		2,650	2,319,580
ALM XVI Ltd./ALM XVI LLC:
Series 2015-16A, Class C1, 4.12%, 7/15/27 (a)(b)		6,000	5,173,800
Series 2015-16A, Class D, 5.97%, 7/15/27 (a)(b)		3,750	2,778,000
AMMC CLO 15 Ltd.:
Series 2014-15A, Class C1, 3.94%, 12/09/26 (a)(b)		1,000	977,500
Series 2014-15A, Class D, 4.68%, 12/09/26 (a)(b)		2,500	2,187,500
AMMC CLO 16 Ltd., Series 2015-16A, Class C, 3.72%, 4/14/27 (a)(b)		3,750	3,574,207
AMMC CLO IX Ltd.:
Series 2011-9A, Class D, 5.12%, 1/15/22 (a)(b)		6,000	5,826,316
Series 2011-9A, Class DR, 6.28%, 1/15/22 (a)(b)		2,000	1,991,120
Series 2011-9AR, Class ER, 8.28%, 1/15/22 (a)(b)		3,500	3,240,650
Anchorage Capital CLO 6 Ltd.:
Series 2015-6A, Class C, 3.47%, 4/15/27 (a)(b)		2,300	2,117,380
Series 2015-6A, Class D, 4.02%, 4/15/27 (a)(b)		3,250	2,663,375
Series 2015-6A, Class E1, 5.52%, 4/15/27 (a)(b)		3,250	2,215,850
Anchorage Capital CLO 7 Ltd.:
Series 2015-7A, Class C, 3.67%, 10/15/27 (a)(b)		3,625	3,344,063
Series 2015-7A, Class D, 4.27%, 10/15/27 (a)(b)		3,000	2,520,000
Apidos CLO IX, Series 2012-9AR, Class ER, 6.72%, 7/15/23 (a)(b)		1,500	1,215,000

Asset-Backed Securities		Par (000)	Value
Apidos CLO XII, Series 2013-12A, Class D, 3.67%, 4/15/25 (a)(b)	USD	1,000	$853,893
Apidos CLO XVI, Series 2013-16A, Class C, 3.87%, 1/19/25 (a)(b)		3,500	3,018,331
Apidos CLO XVIII:
Series 2014-18A, Class C, 4.27%, 7/22/26 (a)(b)		1,850	1,638,267
Series 2014-18A, Class D, 5.82%, 7/22/26 (a)(b)		2,500	2,022,857
Apidos CLO XXI, Series 2015-21A, Class C, 4.17%, 7/18/27 (a)(b)		1,000	837,000
ARES CLO Ltd.:
Series 2012-2A, Class CR, 3.32%, 10/12/23 (a)(b)		1,750	1,712,813
Series 2012-2A, Class DR, 4.32%, 10/12/23 (a)(b)		1,500	1,342,500
ARES XXIII CLO Ltd., Series 2012-1A, Class E, 6.22%, 4/19/23 (a)(b)		1,200	1,007,688
ARES XXV CLO Ltd., Series 2012-3A, Class D, 5.27%, 1/17/24 (a)(b)		1,938	1,764,733
ARES XXXII CLO Ltd., Series 2014-32A, Class B, 3.87%, 11/15/25 (a)(b)		2,000	1,937,213
ARES XXXIII CLO Ltd.:
Series 2015-1A, Class C, 4.75%, 12/05/26 (a)(b)		1,750	1,589,354
Series 2015-1A, Class D, 6.68%, 12/05/26 (a)(b)		1,000	820,000
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A3L, 3.32%, 2/17/26 (a)(b)		1,900	1,809,694
Atlas Senior Loan Fund Ltd., Series 2012-1A, Class B2L, 6.87%, 8/15/24 (a)(b)		3,250	2,889,056
Atlas Senior Loan Fund V Ltd.:
Series 2014-1A, Class C, 3.62%, 7/16/26 (a)(b)		750	721,565
Series 2014-1A, Class D, 4.07%, 7/16/26 (a)(b)		1,250	1,067,847
Atlas Senior Loan Fund VI Ltd., Series 2014-6A, Class D, 4.32%, 10/15/26 (a)(b)		1,000	864,282
Atrium CDO Corp., Series 8A, Class D, 5.12%, 10/23/22 (a)(b)		1,450	1,388,189
Atrium X, Series 10A, Class D, 4.12%, 7/16/25 (a)(b)		2,000	1,773,798
Atrium XII, Series -12A, Class D, 4.21%, 10/22/26 (a)(b)		4,500	3,888,000
Avalon IV Capital Ltd., Series 2012-1AR, Class CR, 3.14%, 4/17/23 (a)(b)		3,650	3,619,958
Babson CLO Ltd.:
Series 2015-2A, Class E, 6.17%, 7/20/27 (a)(b)		1,250	885,125
Series 2016-1A, Class E, 7.17%, 4/23/27 (a)(b)		1,100	924,000
Battalion CLO IX Ltd., Series 2015-9A, Class D, 4.52%, 7/15/28 (a)(b)		3,250	2,410,525
Battalion CLO VII Ltd., Series 2014-7A, Class C, 4.52%, 10/17/26 (a)(b)		1,000	774,033
Battalion CLO VIII Ltd.:
Series 2015-8A, Class C, 4.52%, 4/18/27 (a)(b)		1,250	1,035,100
Series 2015-8A, Class D, 6.07%, 4/18/27 (a)(b)		1,650	1,051,875
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class C, 3.82%, 7/15/24 (a)(b)		2,000	1,728,825
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class C, 4.12%, 7/20/26 (a)(b)		2,750	2,376,634
Benefit Street Partners CLO VI Ltd.:
Series 2015-VIA, Class B, 3.67%, 4/18/27 (a)(b)		5,250	5,079,375

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Series 2015-VIA, Class C, 4.32%, 4/18/27 (a)(b)	USD	3,250	$2,762,500
Series 2015-VIA, Class D, 6.17%, 4/18/27 (a)(b)		2,500	1,700,000
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class C, 4.22%, 1/20/28 (a)(b)		3,500	2,926,175
Betony CLO Ltd., Series 2015-1A, Class D, 4.22%, 3/06/27 (a)(b)		3,000	2,600,434
Birchwood Park CLO Ltd., Series 2014-1A, Class D1, 3.73%, 7/15/26 (a)(b)		1,000	852,695
BlueMountain CLO Ltd.:
Series 2012-1A, Class D, 4.97%, 7/20/23 (a)(b)		3,850	3,693,365
Series 2013-1A, Class B, 3.27%, 5/15/25 (a)(b)		1,500	1,452,010
Series 2014-1A, Class C, 3.37%, 4/30/26 (a)(b)		1,000	974,585
Series 2014-4A, Class E, 5.71%, 11/30/26 (a)(b)		3,125	2,555,209
Series 2015-1A, Class B, 3.77%, 4/13/27 (a)(b)		1,500	1,441,932
Series 2015-1A, Class C, 4.37%, 4/13/27 (a)(b)		1,250	1,095,765
Series 2015-1A, Class D, 6.07%, 4/13/27 (a)(b)		1,500	1,232,326
Series 2015-2A, Class E, 5.97%, 7/18/27 (a)(b)		1,500	1,127,994
Series 2015-4A, Class D2, 4.51%, 1/20/27 (a)(b)		1,500	1,405,385
Series 2015-4A, Class E, 6.96%, 1/20/27 (a)(b)		1,250	913,125
BlueMountain EUR CLO, Series 2016-1X, Class E, 0.10%, 4/25/30 (b)	EUR	1,650	1,710,250
Canyon Capital CLO Ltd., Series 2015-1A, Class C, 3.77%, 4/15/27 (a)(b)	USD	1,750	1,583,031
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-2AR, Class ER, 6.42%, 7/20/23 (a)(b)		260	213,688
Series 2013-1A, Class C, 4.62%, 2/14/25 (a)(b)		2,000	1,800,529
Series 2013-2A, Class D, 4.37%, 4/18/25 (a)(b)		2,250	1,985,546
Series 2014-4A, Class C, 3.77%, 10/15/26 (a)(b)		1,245	1,230,779
Series 2014-5A, Class C, 4.77%, 10/16/25 (a)(b)		2,750	2,393,726
Series 2015-1A, Class C, 3.77%, 4/20/27 (a)(b)		1,250	1,234,984
Series 2015-1A, Class D, 4.37%, 4/20/27 (a)(b)		3,500	3,023,805
Series 2015-1A, Class E1, 5.92%, 4/20/27 (a)(b)		2,750	1,897,500
Series 2015-2A, Class C, 4.37%, 4/27/27 (a)(b)		1,250	1,090,150
Series 2015-2A, Class D, 5.92%, 4/27/27 (a)(b)		1,500	1,105,650
Series 2015-4A, Class SBB1, 0.01%, 10/20/27 (a)(b)		5,175	4,812,750
Series 2016-1A, Class C, 5.53%, 4/20/27 (a)(b)		2,000	1,895,000
Series 2016-1A, Class D, 8.23%, 4/20/27 (a)(b)		2,000	1,777,000
Carlyle Global Market Strategies Euro CLO, Series 2015-3X, Class D, 5.55%, 1/15/29 (b)	EUR	2,200	2,185,295
Cedar Funding III CLO Ltd., Series 2014-3A, Class D, 4.17%, 5/20/26 (a)(b)	USD	3,695	3,172,434
CFIP CLO Ltd., Series 2013-1A, Class D, 4.37%, 4/20/24 (a)(b)		2,000	1,754,078

Asset-Backed Securities		Par (000)	Value
CIFC Funding Ltd.:
Series 2011-1A, Class D, 5.62%, 1/19/23 (a)(b)	USD	2,950	$2,807,566
Series 2012-1AR, Class B1R, 4.46%, 8/14/24 (a)(b)		2,250	2,104,450
Series 2014-2A, Class A3L, 3.47%, 5/24/26 (a)(b)		2,545	2,420,740
Series 2014-3A, Class C1, 3.42%, 7/22/26 (a)(b)		1,500	1,421,868
Series 2014-3A, Class D, 4.02%, 7/22/26 (a)(b)		4,100	3,505,988
Series 2015-1A, Class C, 3.62%, 1/22/27 (a)(b)		3,500	3,394,578
Series 2015-1A, Class D, 4.62%, 1/22/27 (a)(b)		2,300	2,012,219
Series 2015-2A, Class D, 6.27%, 4/15/27 (a)(b)		1,750	1,523,076
Series 2015-4A, Class C1, 4.42%, 10/20/27 (a)(b)		1,750	1,489,040
Dryden 34 Senior Loan Fund:
Series 2014-34A, Class C, 3.42%, 10/15/26 (a)(b)		1,600	1,549,344
Series 2014-34A, Class D, 4.22%, 10/15/26 (a)(b)		1,150	994,750
Dryden 36 Senior Loan Fund:
Series 2014-36A, Class D, 4.37%, 11/09/25 (a)(b)		1,000	871,914
Series 2014-36A, Class E, 5.82%, 11/09/25 (a)(b)		1,000	781,584
Dryden 39 Euro CLO BV, Series 2015-39X, Class E, 5.41%, 10/15/29 (b)	EUR	2,500	2,460,714
Euro-Galaxy IV CLO BV, Series 2015-4X, Class E, 4.55%, 7/30/28 (b)		2,500	2,320,073
Figueroa CLO Ltd., Series 2013-1A, Class C, 4.27%, 3/21/24 (a)(b)	USD	3,600	3,289,320
Flatiron CLO Ltd., Series 2012-1A, Class C, 5.12%, 10/25/24 (a)(b)		1,650	1,578,785
Fraser Sullivan CLO VII Ltd.:
Series 2012-7A, Class CR, 3.74%, 4/20/23 (a)(b)		3,800	3,521,954
Series 2012-7A, Class DR, 5.87%, 4/20/23 (a)(b)		1,000	887,500
Series 2012-7A, Class ER, 4.37%, 4/20/23 (a)(b)		2,570	1,529,494
Series 2012-7A, Class SUBR, 0.00%, 4/20/23 (a)(c)		3,580	878,102
Galaxy XIV CLO Ltd., Series 2012-14A, Class D, 5.02%, 11/15/24 (a)(b)		2,150	2,053,112
GoldenTree Loan Opportunities VI Ltd., Series 2012-6A, Class E, 6.12%, 4/17/22 (a)(b)		600	532,349
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class D, 3.92%, 4/25/25 (a)(b)		1,500	1,318,359
GoldenTree Loan Opportunities XI Ltd., Series 2015-11A, Class D, 4.32%, 4/18/27 (a)(b)		3,750	3,172,500
Gramercy Park CLO Ltd., Series 2012-1AR, Class DR, 6.12%, 7/17/23 (a)(b)		2,080	1,831,776
Highbridge Loan Management Ltd.:
Series 168, Class D, 5.33%, 4/20/27 (b)		1,500	1,365,000
Series 2014-4A, Class B, 3.62%, 7/28/25 (a)(b)		4,180	4,017,613
Series 2015-6A, Class D, 4.27%, 3/17/27 (a)(b)		2,250	1,963,125
Series 2015-6A, Class E, 6.07%, 3/17/27 (a)(b)		2,000	1,444,917
Jamestown CLO IV Ltd., Series 2014-4A, Class SUB, 0.00%, 7/15/26 (a)(c)		2,000	521,168

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	37

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Asset-Backed Securities		Par (000)	Value
LCM IX LP, Series 9A, Class E, 4.82%, 7/14/22 (a)(b)	USD	1,125	$1,053,227
LCM X LP, Series 10AR, Class ER, 5.82%, 4/15/22 (a)(b)		1,550	1,364,081
LCM XIII LP, Series 13A, Class D, 4.12%, 1/19/23 (a)(b)		1,250	1,076,170
LCM XV LP, Series 15A, Class D, 3.74%, 8/25/24 (a)(b)		5,000	4,361,455
LCM XVIII LP:
Series 18A, Class D, 4.42%, 4/20/27 (a)(b)		3,250	2,851,673
Series 18A, Class E, 5.97%, 4/20/27 (a)(b)		3,500	2,345,000
Series 18A, Class INC, 0.00%, 4/20/27 (a)(c)		2,565	1,396,009
Madison Park Funding IX Ltd., Series 2012-9AR, Class DR, 4.17%, 8/15/22 (a)(b)		6,000	5,627,215
Madison Park Funding VIII Ltd., Series 2012-8AR, Class DR, 4.15%, 4/22/22 (a)(b)		2,750	2,588,878
Madison Park Funding XIII Ltd.:
Series 2014-13A, Class C, 3.37%, 1/19/25 (a)(b)		3,750	3,641,151
Series 2014-13A, Class D, 3.97%, 1/19/25 (a)(b)		1,500	1,313,569
Madison Park Funding XIV Ltd., Series 2014-14A, Class D, 4.22%, 7/25/26 (a)(b)		4,221	3,731,068
Madison Park Funding XIX Ltd., Series 2015-19A, Class D, 6.86%, 1/22/28 (a)(b)		1,000	784,000
Madison Park Funding XV Ltd., Series 2014-15A, Class B1, 3.87%, 1/27/26 (a)(b)		1,000	997,059
Madison Park Funding XVI Ltd.:
Series 2015-16A, Class B, 3.62%, 4/20/26 (a)(b)		1,500	1,429,500
Series 2015-16A, Class C, 4.32%, 4/20/26 (a)(b)		1,500	1,280,700
Mill Creek CLO Ltd.:
Series 2011-1A, Class E, 7.37%, 1/20/22 (a)(b)		5,500	5,500,882
Series 2016-1A, Class E, 8.37%, 4/20/28 (a)(b)		1,000	888,900
Neuberger Berman CLO XV Ltd., Series 2013-15A, Class D, 3.87%, 10/15/25 (a)(b)		2,500	2,129,426
Neuberger Berman CLO XVI Ltd., Series 2014-16A, Class D, 3.97%, 4/15/26 (a)(b)		1,000	851,056
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class D, 4.17%, 8/04/25 (a)(b)		1,500	1,283,724
Neuberger Berman CLO XVIII Ltd.:
Series 2014-18A, Class B, 3.77%, 11/14/25 (a)(b)		1,000	956,162
Series 2014-18A, Class C, 4.37%, 11/14/25 (a)(b)		3,250	2,810,674
Neuberger Berman CLO XX Ltd.:
Series 2015-20A, Class D, 4.46%, 1/15/28 (a)(b)		1,000	880,297
Series 2015-20A, Class E, 6.96%, 1/15/28 (a)(b)		2,375	1,745,625
Oak Hill Credit Partners XII Ltd., Series 2015-12A, Class D1, 4.64%, 1/23/27 (a)(b)		1,950	1,745,250
Oaktree EIF II Ltd., Series 2015-B1A, Class C, 3.72%, 2/15/26 (a)(b)		3,500	3,218,329
Octagon Investment Partners 26 Ltd.:
Series 2016-1A, Class D, 5.57%, 4/15/27 (a)(b)		1,000	950,000

Asset-Backed Securities		Par (000)	Value
Series 2016-1A, Class E, 8.47%, 4/15/27 (a)(b)	USD	1,500	$1,365,000
Octagon Investment Partners XII Ltd., Series 2012-1AR, Class ER, 6.12%, 5/05/23 (a)(b)		1,150	998,755
Octagon Investment Partners XIX Ltd.:
Series 2014-1A, Class F, 6.12%, 4/15/26 (a)(b)		1,950	1,077,738
Series 2014-1A, Class SUB, 0.00%, 4/15/26 (a)(c)		2,600	1,085,542
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class D, 3.82%, 10/25/25 (a)(b)		1,000	847,853
Octagon Investment Partners XX Ltd., Series 2014-1A, Class D, 4.27%, 8/12/26 (a)(b)		1,500	1,304,642
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class C, 4.27%, 11/14/26 (a)(b)		2,250	1,951,283
Octagon Investment Partners XXII Ltd.:
Series 2014-1A, Class C1, 3.87%, 1/15/27 (a)(b)		1,750	1,714,139
Series 2014-1A, Class D1, 4.52%, 1/15/27 (a)(b)		1,750	1,488,777
Series 2014-1A, Class E1, 5.87%, 1/15/27 (a)(b)		1,500	1,076,085
OHA Credit Partners XI Ltd., Series 2015-11A, Class E, 7.02%, 10/20/28 (a)(b)		2,250	1,811,077
OneMain Financial Issuance Trust:
Series 2015-2A, Class C, 4.32%, 7/18/25 (a)		1,500	1,391,335
Series 2015-2A, Class D, 5.64%, 7/18/25 (a)		1,500	1,383,129
OZLM Funding III Ltd.:
Series 2013-3A, Class B, 3.72%, 1/22/25 (a)(b)		4,500	4,396,101
Series 2013-3A, Class C, 4.52%, 1/22/25 (a)(b)		2,250	1,987,870
OZLM Funding IV Ltd., Series 2013-4A, Class C, 3.82%, 7/22/25 (a)(b)		2,300	1,984,918
OZLM Funding Ltd.:
Series 2012-1A, Class DR, 7.32%, 7/22/27 (a)(b)		3,500	2,978,253
Series 2012-2A, Class C, 4.97%, 10/30/23 (a)(b)		1,000	948,963
OZLM IX Ltd.:
Series 2014-9A, Class B, 3.92%, 1/20/27 (a)(b)		1,250	1,235,334
Series 2014-9A, Class C, 4.22%, 1/20/27 (a)(b)		2,000	1,722,957
OZLM VII Ltd.:
Series 2014-7A, Class C, 4.22%, 7/17/26 (a)(b)		5,600	4,807,134
Series 2014-7A, Class D, 5.62%, 7/17/26 (a)(b)		2,900	2,216,296
OZLM VIII Ltd., Series 2014-8A, Class C, 4.12%, 10/17/26 (a)(b)		2,550	2,189,545
OZLM XI Ltd.:
Series 2015-11A, Class B, 3.62%, 1/30/27 (a)(b)		3,000	2,885,770
Series 2015-11A, Class C1, 4.67%, 1/30/27 (a)(b)		5,750	4,850,700
OZLM XII Ltd.:
Series 2015-12A, Class B, 3.52%, 4/30/27 (a)(b)		1,500	1,424,485
Series 2015-12A, Class C, 4.32%, 4/30/27 (a)(b)		4,750	4,088,250
Series 2015-12A, Class D, 6.02%, 4/30/27 (a)(b)		2,000	1,458,742

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Asset-Backed Securities		Par (000)	Value
OZLM XIII Ltd.:
Series 2015-13A, Class C, 5.12%, 7/30/27 (a)(b)	USD	1,500	$1,350,435
Series 2015-13A, Class D, 5.74%, 7/30/27 (a)(b)		3,250	2,359,175
OZLM XIV Ltd.:
Series 2015-14A, Class C, 4.73%, 1/15/29 (a)(b)		3,000	2,592,058
Series 2015-14A, Class D, 6.73%, 1/15/29 (a)(b)		1,500	1,169,508
Palmer Square CLO Ltd., Series 2014-1A, Class C, 4.47%, 10/17/22 (a)(b)		1,825	1,672,156
Regatta Funding LP:
Series 2013-2A, Class C, 4.62%, 1/15/25 (a)(b)		2,750	2,550,306
Series 2013-2A, Class D, 6.12%, 1/15/25 (a)(b)		4,000	3,528,547
Regatta IV Funding Ltd.:
Series 2014-1A, Class C, 3.57%, 7/25/26 (a)(b)		2,000	1,829,671
Series 2014-1A, Class D, 4.12%, 7/25/26 (a)(b)		1,000	814,719
Rye Harbour CLO Ltd., Series 1X, Class E, 5.50%, 10/21/28 (b)	EUR	2,000	1,958,522
Seneca Park CLO Ltd.:
Series 2014-1A, Class D, 4.12%, 7/17/26 (a)(b)	USD	2,000	1,720,777
Series 2014-1A, Class SUB, 0.00%, 7/17/26 (a)(c)		2,500	1,195,230
Sound Point CLO III Ltd., Series 2013-2A, Class D, 4.52%, 7/15/25 (a)(b)		3,250	2,924,836
Sound Point CLO IV Ltd., Series 2013-3A, Class D, 4.12%, 1/21/26 (a)(b)		2,750	2,423,035
Sound Point CLO IX Ltd.:
Series 2015-2A, Class D, 4.17%, 7/20/27 (a)(b)		2,000	1,638,800
Series 2015-2A, Class E, 6.12%, 7/20/27 (a)(b)		2,000	1,382,200
Sound Point CLO VII Ltd., Series 2014-3A, Class D, 4.22%, 1/23/27 (a)(b)		2,150	1,837,414
Sound Point CLO VIII Ltd., Series 2015-1A, Class D, 4.27%, 4/15/27 (a)(b)		2,750	2,391,844
Steele Creek CLO Ltd., Series 2014-1A, Class C, 3.82%, 8/21/26 (a)(b)		3,000	2,907,690
Stewart Park CLO Ltd., Series 2015-1A, Class E, 6.07%, 4/15/26 (a)(b)		5,000	4,039,305
Symphony CLO Ltd.:
Series 2012-10AR, Class DR, 4.17%, 7/23/23 (a)(b)		3,625	3,435,051
Series 2012-10AR, Class ER, 6.17%, 7/23/23 (a)(b)		6,520	5,723,519
Symphony CLO VII Ltd., Series 2011-7A, Class E, 4.22%, 7/28/21 (a)(b)		1,250	1,161,101
Symphony CLO XVII Ltd., Series 2016-17A, Class D, 5.43%, 4/15/28 (a)(b)		750	697,500
TICP CLO I Ltd.:
Series 2015-1A, Class C, 3.62%, 7/20/27 (a)(b)		1,500	1,440,495
Series 2015-1A, Class D, 4.17%, 7/20/27 (a)(b)		1,500	1,268,905
Treman Park CLO Ltd., Series 2015-1A, Class D, 4.48%, 4/20/27 (a)(b)		1,800	1,530,000
Tyron Park CLO Ltd., Series 2013-1A, Class C, 4.12%, 7/15/25 (a)(b)		2,250	1,967,492
Venture XI CLO Ltd., Series 2012-11AR, Class DR, 4.26%, 11/14/22 (a)(b)		2,150	1,935,264
Venture XII CLO Ltd., Series 2012-12A, Class D, 4.29%, 2/28/24 (a)(b)		750	664,721
Venture XIII CLO Ltd., Series 2013-13A, Class D, 4.19%, 6/10/25 (a)(b)		2,000	1,736,550

Asset-Backed Securities		Par (000)	Value
Venture XIX CLO Ltd., Series 2014-19A, Class C, 3.92%, 1/15/26 (a)(b)	USD	1,700	$1,656,514
Venture XX CLO Ltd.:
Series 2015-20A, Class C, 3.77%, 4/15/27 (a)(b)		2,250	2,061,900
Series 2015-20A, Class D, 4.47%, 4/15/27 (a)(b)		1,670	1,336,000
Venture XXI CLO Ltd., Series 2015-21A, Class D, 4.22%, 7/15/27 (a)(b)		2,780	2,234,286
Voya CLO Ltd.:
Series 2012-2RA, Class DR, 4.57%, 10/15/22 (a)(b)		2,250	2,031,525
Series 2012-2RA, Class ER, 6.62%, 10/15/22 (a)(b)		3,125	2,472,812
Series 2012-4A, Class C, 5.12%, 10/15/23 (a)(b)		1,000	942,831
Series 2014-3A, Class C, 4.22%, 7/25/26 (a)(b)		1,500	1,302,461
Series 2014-4A, Class C, 4.62%, 10/14/26 (a)(b)		3,000	2,669,911
Series 2015-1A, Class D, 6.22%, 4/18/27 (a)(b)		2,500	1,761,500
WhiteHorse IX Ltd., Series 2014-9A, Class C, 3.32%, 7/17/26 (a)(b)		1,730	1,398,999
Wind River CLO Ltd., Series 2012-1A, Class D, 5.62%, 1/15/24 (a)(b)		1,000	941,400
Ziggurat CLO I Ltd., Series 2014-1A, Class C, 3.72%, 10/17/26 (a)(b)		3,000	2,815,500
Total Asset-Backed Securities — 2.6%			460,232,916

Common Stocks		Shares
Auto Components — 0.0%
Lear Corp.		1,538	170,979
Capital Markets — 0.8%
American Capital Ltd. (d)		9,132,000	139,171,680
Freedom Pay, Inc. (d)		314,534	3

			139,171,683
Chemicals — 0.0%
Advanced Emissions Solutions, Inc. (d)		310,220	2,062,963
Consumer Finance — 1.1%
Ally Financial, Inc. (d)		4,600,276	86,117,159
Ally Financial, Inc. (d)		4,053,560	75,882,643
Ally Financial, Inc. (d)		1,720,096	32,200,197

			194,199,999
Diversified Financial Services — 0.0%
Adelphia Recovery Trust, Series ACC-1 INT (d)		1,108,793	2,550
Adelphia Recovery Trust, Series Arahova INT (d)		242,876	4,858
Adelphia Recovery Trust, Series Frontiervision INT (d)		131,748	1,225
Concrete Investment II SCA - Stapled (d)(e)		40,971	—

			8,633
Diversified Telecommunication Services — 0.0%
Broadview Networks Holdings, Inc. (d)		401,700	574,431
Hotels, Restaurants & Leisure — 0.2%
Amaya, Inc. (d)		2,258,029	30,251,938
Amaya, Inc. (d)		781,880	10,475,235

			40,727,173

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	39

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Common Stocks		Shares	Value
Oil, Gas & Consumable Fuels — 0.1%
Laricina Energy Ltd. (d)(f)		376,471	$3
Osum Oil Sands Corp. (d)(f)		1,600,000	4,336,477
Peninsula Energy Ltd. (d)(g)		13,944,024	9,903,749

			14,240,229
Real Estate Investment Trusts (REITs) — 0.0%
Ovation Acquisition I, LLC (Acquired 12/28/15,cost $98,247) (d)(h)		98,247	98,247
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp. (d)		1,381	30,852
Software — 0.0%
kCAD Holdings I Ltd. (d)		4,067,849,248	40,678
Transportation Infrastructure — 0.2%
Gener8 Maritime, Inc. (d)		4,104,897	28,980,573
Wireless Telecommunication Services — 0.1%
T-Mobile U.S., Inc. (d)		520,200	19,923,660
Total Common Stocks — 2.5%			440,230,100

Corporate Bonds		Par (000)
Aerospace & Defense — 1.2%
Bombardier, Inc.:
5.50%, 9/15/18 (a)	USD	19,542	17,978,640
7.50%, 3/15/25 (a)		14,923	11,341,480
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (a)		5,000	5,250,000
KLX, Inc., 5.88%, 12/01/22 (a)		7,995	7,955,025
Meccanica Holdings USA, Inc.:
6.25%, 7/15/19 (a)		6,092	6,609,820
6.25%, 1/15/40 (a)		1,200	1,140,000
TransDigm, Inc.:
5.50%, 10/15/20		15,295	15,340,885
6.00%, 7/15/22		67,985	67,730,056
6.50%, 7/15/24		70,215	69,667,323

			203,013,229
Air Freight & Logistics — 0.3%
XPO Logistics, Inc.:
7.88%, 9/01/19 (a)		19,323	19,999,305
5.75%, 6/15/21	EUR	1,552	1,682,848
6.50%, 6/15/22 (a)	USD	35,327	34,311,349

			55,993,502
Airlines — 0.6%
Air Medical Merger Sub Corp., 6.38%, 5/15/23 (a)		11,775	11,039,063
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (a)		50,169	51,172,612
National Air Cargo Group, Inc.:
11.88%, 5/02/18		2,338	2,338,223
11.88%, 5/08/18		2,403	2,403,215
Virgin Australia Trust:
Series 2013-1C, 7.13%, 10/23/18 (a)		21,684	21,683,869
Series 2013-1D, 8.50%, 10/23/16 (a)		8,247	8,362,304

			96,999,286
Auto Components — 0.9%
AA Bond Co. Ltd., 5.50%, 7/31/43	GBP	6,500	8,999,511
Affinia Group, Inc., 7.75%, 5/01/21	USD	5,710	5,881,300
Dakar Finance SA, 9.00% (9.00% Cash or 9.25% PIK), 11/15/20 (i)	EUR	3,380	3,752,880
Dana Holding Corp., 5.38%, 9/15/21	USD	5,000	4,975,000
Faurecia, 3.63%, 6/15/23	EUR	340	383,799

Corporate Bonds		Par (000)	Value
Auto Components (continued)
FTE Verwaltungs GmbH, 9.00%, 7/15/20	EUR	520	$624,845
Goodyear Tire & Rubber Co., 6.50%, 3/01/21	USD	35,034	36,873,285
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.88%, 3/15/19		46,629	44,763,840
5.88%, 2/01/22		28,224	26,784,576
Schaeffler Finance BV, 4.75%, 5/15/23 (a)		14,128	14,198,640
UCI International, Inc., 8.63%, 2/15/19 (b)		54,182	10,430,035
ZF North America Capital, Inc.:
4.50%, 4/29/22 (a)		2,282	2,327,640
2.75%, 4/27/23	EUR	1,900	2,167,420

			162,162,771
Automobiles — 0.1%
Fiat Chrysler Finance Europe, 4.75%, 7/15/22		7,580	9,260,553
Jaguar Land Rover Automotive PLC, 5.00%, 2/15/22	GBP	5,919	8,603,148

			17,863,701
Banks — 0.9%
Allied Irish Banks PLC, 4.13%, 11/26/25 (b)	EUR	4,780	5,221,606
Banco Espirito Santo SA:
2.63%, 5/08/17 (b)		10,400	2,781,033
4.75%, 1/15/18 (b)(d)		12,300	3,289,107
4.00%, 1/21/19 (b)		12,000	3,208,885
Banco Popolare SC, 3.50%, 3/14/19		1,375	1,601,869
Bank of Ireland, 4.25%, 6/11/24 (b)		1,574	1,788,760
Bankia SA, 4.00%, 5/22/24 (b)		11,600	12,660,276
CIT Group, Inc.:
5.25%, 3/15/18	USD	20,240	20,938,280
5.50%, 2/15/19 (a)		19,829	20,513,101
5.00%, 8/01/23		34,287	34,458,435
6.00%, 4/01/36		21,122	19,854,680
Commerzbank AG:
7.75%, 3/16/21	EUR	3,700	5,095,244
4.00%, 3/23/26		1,100	1,276,351
HSH Nordbank AG:
0.62%, 2/14/17 (b)		6,672	6,903,103
0.66%, 2/14/17 (b)		3,094	3,203,810
Ibercaja Banco SA, 5.00%, 7/28/25 (b)		4,900	5,163,325
UniCredit SpA:
6.95%, 10/31/22		4,450	5,692,786
5.75%, 10/28/25 (b)		8,970	10,687,611

			164,338,262
Beverages — 0.0%
Constellation Brands, Inc., 4.25%, 5/01/23	USD	3,275	3,348,688
Hydra Dutch Holdings 2 BV, 5.36%, 4/15/19 (b)	EUR	2,749	2,935,829

			6,284,517
Biotechnology — 0.1%
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22	USD	11,695	12,016,613
Building Products — 1.3%
Builders FirstSource, Inc., 7.63%, 6/01/21 (a)		4,448	4,625,920
CPG Merger Sub LLC, 8.00%, 10/01/21 (a)		38,269	35,685,843
Masonite International Corp., 5.63%, 3/15/23 (a)		11,631	12,154,395
Pfleiderer GmbH, 7.88%, 8/01/19	EUR	4,220	5,013,378
Ply Gem Industries, Inc., 6.50%, 2/01/22	USD	45,144	44,918,280
Standard Industries, Inc.:
5.13%, 2/15/21 (a)		8,342	8,540,123
5.50%, 2/15/23 (a)		21,683	22,170,867
6.00%, 10/15/25 (a)		33,660	35,595,450

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Building Products (continued)
USG Corp.:
9.75%, 1/15/18	USD	30,169	$33,744,027
5.88%, 11/01/21 (a)		10,151	10,607,795
5.50%, 3/01/25 (a)		18,964	19,722,560

			232,778,638
Capital Markets — 0.2%
American Capital, Ltd., 6.50%, 9/15/18 (a)		5,056	5,131,840
CPUK Finance Ltd., 7.00%, 2/28/42	GBP	3,075	4,578,758
E*TRADE Financial Corp.:
4.63%, 9/15/23	USD	20,666	20,614,335
Series A, 0.00%, 8/31/19 (c)(j)		328	775,481
Lehman Brothers Holdings, Inc.:
5.38%, 10/17/12 (b)(d)(k)	EUR	4,550	457,169
4.75%, 1/16/14 (b)(d)(k)		14,545	1,461,435
0.00%, 2/05/14 (b)(d)(k)		22,800	2,237,685

			35,256,703
Chemicals — 1.0%
Axalta Coating Systems U.S. Holdings, Inc./Axalta Coating Systems Dutch Holding B BV, 7.38%, 5/01/21 (a)	USD	8,810	9,338,600
Chemours Co.:
6.63%, 5/15/23 (a)		7,797	6,354,555
7.00%, 5/15/25 (a)		11,494	9,195,200
Huntsman International LLC:
5.13%, 11/15/22 (a)(l)		30,015	29,114,550
5.13%, 4/15/21	EUR	11,190	12,558,047
INEOS Finance PLC, 4.00%, 5/01/23		6,279	6,936,616
Momentive Performance Materials, Inc.:
3.88%, 10/24/21	USD	22,959	16,587,877
Escrow, 8.88%, 10/15/20 (d)(k)		22,959	2
Monitchem HoldCo 3 SA, 5.25%, 6/15/21	EUR	2,738	3,099,999
Platform Specialty Products Corp.:
10.38%, 5/01/21 (a)	USD	3,878	3,751,965
6.50%, 2/01/22 (a)		69,186	58,245,964
PSPC Escrow Corp., 6.00%, 1/02/23	EUR	3,490	3,316,018
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 6.38%, 5/01/22		3,929	4,514,454
WR Grace & Co-Conn, 5.13%, 10/01/21 (a)	USD	11,437	11,894,480

			174,908,327
Commercial Services & Supplies — 0.7%
Acosta, Inc., 7.75%, 10/01/22 (a)		33,782	31,332,805
ADT Corp., 3.50%, 7/15/22		6,180	5,345,700
Advanced Disposal Services, Inc., 8.25%, 10/01/20		7,095	7,236,191
Befesa Zinc SAU Via Zinc Capital SA, 8.88%, 5/15/18	EUR	1,072	1,174,746
Bilbao Luxembourg SA, 10.50% (10.50% Cash or 11.25% PIK), 12/01/18 (i)		3,582	3,794,203
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (a)	USD	16,567	15,572,980
Laureate Education, Inc., 9.25%, 9/01/19 (a)		11,145	8,191,575
Mobile Mini, Inc., 7.88%, 12/01/20		8,797	9,082,903
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		7,328	7,346,320
Verisure Holding AB, 6.00%, 11/01/22	EUR	6,650	8,036,208
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (a)	USD	17,127	16,912,913

			114,026,544
Communications Equipment — 1.3%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29		73,736	78,344,500
Blue Coat Holdings, Inc., 8.38%, 6/01/23 (a)		26,688	27,501,984
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (a)		22,773	22,986,497

Corporate Bonds		Par (000)	Value
Communications Equipment (continued)
CommScope, Inc.:
4.38%, 6/15/20 (a)	USD	15,433	$15,857,407
5.50%, 6/15/24 (a)		25,890	26,148,900
Nokia OYJ:
5.38%, 5/15/19		2,500	2,675,000
6.63%, 5/15/39		34,790	36,181,600
Riverbed Technology, Inc., 8.88%, 3/01/23 (a)		10,963	10,908,185

			220,604,073
Construction & Engineering — 0.2%
AECOM, 5.88%, 10/15/24		12,313	12,682,390
Aldesa Financial Services SA, 7.25%, 4/01/21	EUR	5,996	5,321,833
Modular Space Corp., 10.25%, 1/31/19 (a)	USD	8,130	4,512,150
Novafives SAS, 4.50%, 6/30/21	EUR	2,550	2,520,809
Obrascon Huarte Lain SA, 5.50%, 3/30/23		2,875	2,606,053

			27,643,235
Construction Materials — 0.1%
Cemex SAB de CV, 4.38%, 3/05/23		7,456	7,907,275
Dry Mix Solutions Investissements SAS, 4.03%, 6/15/21 (b)		500	551,171
HeidelbergCement AG, 2.25%, 3/30/23		4,250	4,830,040
Kerneos Corp. SAS, 5.75%, 3/01/21		789	908,453
Vulcan Materials Co., 7.50%, 6/15/21	USD	1,039	1,231,215

			15,428,154
Consumer Finance — 1.3%
Ally Financial, Inc.:
5.13%, 9/30/24		3,455	3,532,737
4.63%, 3/30/25		16,665	16,435,856
8.00%, 11/01/31 (m)		147,683	168,358,620
DFC Finance Corp., 10.50%, 6/15/20 (a)		14,480	9,267,200
General Motors Financial Co., Inc., 5.25%, 3/01/26		17,595	18,403,068
Navient Corp.:
5.00%, 10/26/20		5,000	4,537,500
5.50%, 1/25/23		1,905	1,619,250
6.13%, 3/25/24		1,910	1,642,600
5.88%, 10/25/24		2,635	2,233,163

			226,029,994
Containers & Packaging — 2.5%
Ardagh Finance Holdings SA, 8.38% (8.38% Cash or 8.88% PIK), 6/15/19 (i)	EUR	500	568,951
Ardagh Packaging Finance PLC, 9.13%, 10/15/20 (a)	USD	22,015	22,785,525
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.25%, 1/31/19 (a)		29,050	28,741,344
3.63%, 12/15/19 (a)(b)		4,500	4,432,500
6.75%, 1/31/21 (a)		14,559	14,085,833
6.00%, 6/30/21 (a)		31,472	29,898,400
4.25%, 1/15/22	EUR	4,922	5,670,765
Ball Corp.:
4.38%, 12/15/20	USD	10,833	11,273,091
5.00%, 3/15/22		11,546	12,065,570
4.00%, 11/15/23		5,815	5,727,775
4.38%, 12/15/23	EUR	3,228	3,925,678
Berry Plastics Corp., 6.00%, 10/15/22 (a)	USD	5,000	5,240,625
Beverage Packaging Holdings Luxembourg II SA:
5.63%, 12/15/16 (a)		7,307	7,284,166
6.00%, 6/15/17 (a)		19,661	19,501,254
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23		5,265	5,370,300
Crown European Holdings SA:
4.00%, 7/15/22	EUR	8,425	10,186,004

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	41

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Containers & Packaging (continued)
3.38%, 5/15/25	EUR	4,200	$4,737,372
Horizon Holdings I SASU, 7.25%, 8/01/23		2,219	2,651,256
JH-Holding Finance SA, 8.25% (8.25% Cash or 10.00% PIK), 12/01/22 (i)		2,200	2,619,918
ProGroup AG, 5.13%, 5/01/22		2,838	3,398,909
Reynolds Group Issuer, Inc.:
8.50%, 5/15/18	USD	21,715	21,715,000
9.00%, 4/15/19		11,700	11,846,250
9.88%, 8/15/19		26,582	27,528,984
6.88%, 2/15/21		21,289	22,034,115
8.25%, 2/15/21		12,424	12,734,600
5.75%, 10/15/20		63,447	65,112,484
Sealed Air Corp.:
6.50%, 12/01/20 (a)		3,261	3,684,930
4.88%, 12/01/22 (a)		9,940	10,337,600
5.25%, 4/01/23 (a)		5,512	5,828,940
4.50%, 9/15/23	EUR	1,426	1,720,008
5.13%, 12/01/24 (a)	USD	20,194	20,951,275
5.50%, 9/15/25 (a)		11,000	11,536,250
6.88%, 7/15/33 (a)		11,920	12,605,400
SGD Group SAS, 5.63%, 5/15/19	EUR	1,043	1,209,085
Smurfit Kappa Acquisitions, 2.75%, 2/01/25		700	785,579

			429,795,736
Distributors — 0.1%
American Tire Distributors, Inc., 10.25%, 3/01/22 (a)	USD	17,376	15,638,400
Diversified Consumer Services — 0.2%
Cognita Financing PLC, 7.75%, 8/15/21	GBP	2,150	3,109,789
Service Corp. International:
4.50%, 11/15/20	USD	3,900	4,026,750
5.38%, 5/15/24		18,981	20,072,407

			27,208,946
Diversified Financial Services — 2.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
4.63%, 10/30/20		59,814	61,309,350
4.50%, 5/15/21		10,734	10,968,753
5.00%, 10/01/21		47,420	49,079,700
4.63%, 7/01/22		10,680	10,893,600
Altice Financing SA:
6.50%, 1/15/22 (a)		5,380	5,474,150
5.25%, 2/15/23	EUR	3,958	4,599,749
Altice U.S. Finance SA, 7.75%, 7/15/25 (a)	USD	30,485	29,799,087
Cable & Wireless International Finance BV, 8.63%, 3/25/19	GBP	670	1,058,432
Garfunkelux Holdco 3 SA, 8.50%, 11/01/22		1,900	2,692,572
Mercury Bondco PLC, 8.25% (8.25% Cash or 9.00% PIK), 5/30/21 (i)	EUR	14,056	16,193,894
MSCI, Inc., 5.75%, 8/15/25 (a)	USD	10,488	11,038,620
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (a)		53,063	53,328,315
Virgin Media Finance PLC:
7.00%, 4/15/23	GBP	4,500	6,656,996
4.50%, 1/15/25	EUR	1,623	1,784,800
5.75%, 1/15/25 (a)	USD	33,090	33,503,625
Virgin Media Secured Finance PLC:
6.00%, 4/15/21	GBP	15,565	23,304,649
4.88%, 1/15/27		9,156	12,525,622
6.25%, 3/28/29		5,894	8,384,808

			342,596,722
Diversified Telecommunication Services — 4.6%
Altice Finco SA, 9.00%, 6/15/23	EUR	2,100	2,676,346
CenturyLink, Inc.: Series S, 6.45%, 6/15/21	USD	18,895	19,142,902

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services (continued)
Series V, 5.63%, 4/01/20	USD	5,316	$5,385,161
Series W, 6.75%, 12/01/23		6,115	5,946,837
Columbus International, Inc., 7.38%, 3/30/21 (a)		21,244	22,624,860
Consolidated Communications, Inc., 6.50%, 10/01/22		5,565	4,855,463
Frontier Communications Corp.:
6.25%, 9/15/21		21,075	19,481,519
7.13%, 1/15/23		14,480	12,814,800
7.63%, 4/15/24		30,285	26,877,937
6.88%, 1/15/25		43,498	36,728,624
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		23,607	15,226,515
5.50%, 8/01/23		30,810	18,563,025
8.00%, 2/15/24 (a)		44,888	46,234,640
Level 3 Financing, Inc.:
6.13%, 1/15/21		9,025	9,453,687
5.38%, 8/15/22		6,505	6,605,893
5.63%, 2/01/23		41,113	42,243,607
5.13%, 5/01/23		32,838	33,207,427
5.38%, 1/15/24 (a)		24,778	25,087,725
5.38%, 5/01/25		50,792	51,426,900
5.25%, 3/15/26 (a)		21,724	21,886,930
Telecom Italia Capital SA:
6.38%, 11/15/33		6,780	6,678,300
6.00%, 9/30/34		31,775	30,203,091
7.20%, 7/18/36		10,900	11,118,000
Telecom Italia SpA:
3.25%, 1/16/23	EUR	3,000	3,570,045
5.88%, 5/19/23	GBP	15,250	24,097,171
5.30%, 5/30/24 (a)	USD	5,375	5,509,375
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	EUR	8,444	10,353,102
6.75%, 8/15/24		12,349	15,422,022
Telenet Finance VI Luxembourg SCA, 4.88%, 7/15/27		6,413	7,257,233
UPC Holding BV, 6.75%, 3/15/23		3,000	3,686,667
Wind Acquisition Finance SA:
6.50%, 4/30/20 (a)	USD	19,725	19,922,250
4.00%, 7/15/20	EUR	12,171	13,728,228
4.75%, 7/15/20 (a)	USD	6,585	6,222,825
Zayo Group LLC/Zayo Capital, Inc.:
10.13%, 7/01/20		51,260	54,848,200
6.00%, 4/01/23		72,685	72,548,352
6.38%, 5/15/25 (a)		32,222	31,500,227
6.38%, 5/15/25		20,345	19,887,237
Ziggo Bond Finance BV:
4.63%, 1/15/25	EUR	11,264	12,496,899
5.88%, 1/15/25 (a)	USD	22,981	22,521,380

			798,041,402
Electric Utilities — 0.1%
FPL Energy National Wind Portfolio LLC, 6.13%, 3/25/19 (a)		19	19,144
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.:
10.50% (10.50% Cash or 11.25% PIK), 11/01/16 (d)(i)(k)		434,927	13,047,810
Series A, 10.25%, 11/01/15 (d)(k)		4,589	149,143
Viridian Group FundCo II Ltd., 7.50%, 3/01/20	EUR	4,904	5,831,386

			19,047,483
Electrical Equipment — 0.4%
GrafTech International Ltd., 6.38%, 11/15/20	USD	5,000	2,987,500
Rapid Holding GmbH, 6.63%, 11/15/20	EUR	9,724	11,441,614
Sensata Technologies BV:
5.63%, 11/01/24 (a)	USD	5,526	5,747,040

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Electrical Equipment (continued)
5.00%, 10/01/25 (a)	USD	19,462	$19,607,965
Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26 (a)		18,690	19,904,850
Trionista Holdco GmbH, 5.00%, 4/30/20	EUR	9,731	11,358,056

			71,047,025
Electronic Equipment, Instruments & Components — 0.7%
Belden, Inc., 5.50%, 4/15/23		7,200	8,173,234
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22	USD	24,650	26,051,845
5.00%, 9/01/23		24,731	24,978,310
5.50%, 12/01/24		57,886	59,622,580

			118,825,969
Energy Equipment & Services — 0.6%
Transocean, Inc.:
3.00%, 10/15/17		19,239	18,277,050
6.00%, 3/15/18 (l)		19,343	18,182,420
6.50%, 11/15/20 (l)		7,567	5,296,900
Weatherford International LLC:
6.35%, 6/15/17		11,900	11,781,000
6.80%, 6/15/37		4,725	3,520,125
Weatherford International Ltd.:
6.00%, 3/15/18		18,318	17,676,870
5.13%, 9/15/20		11,589	9,908,595
4.50%, 4/15/22		2,296	1,842,540
6.50%, 8/01/36		4,940	3,606,200
7.00%, 3/15/38		6,135	4,509,225
5.95%, 4/15/42		10,816	7,517,120

			102,118,045
Food & Staples Retailing — 1.0%
Brakes Capital, 7.13%, 12/15/18	GBP	6,440	9,596,271
Casino Guichard Perrachon SA, 3.31%, 1/25/23	EUR	600	704,256
Rite Aid Corp.:
9.25%, 3/15/20	USD	15,515	16,310,144
6.75%, 6/15/21		25,395	26,823,469
6.13%, 4/01/23 (a)		78,989	83,728,340
7.70%, 2/15/27		18,109	21,730,800
Tesco Corporate Treasury Services PLC, 2.50%, 7/01/24	EUR	1,200	1,301,354
Tesco PLC:
5.00%, 3/24/23	GBP	560	809,208
6.00%, 12/14/29		560	795,554
Tesco Property Finance 1 PLC, 7.62%, 7/13/39		418	652,511
Tesco Property Finance 4 PLC, 5.80%, 10/13/40		493	627,111
Tesco Property Finance 5 PLC, 5.66%, 10/13/41		742	924,432
U.S. Foods, Inc., 8.50%, 6/30/19	USD	9,674	9,940,035

			173,943,485
Food Products — 1.0%
Bakkavor Finance 2 PLC:
8.25%, 2/15/18	GBP	352	515,411
8.75%, 6/15/20		4,261	6,549,759
Boparan Finance PLC, 5.50%, 7/15/21		1,937	2,573,356
JBS USA LLC/JBS USA Finance, Inc., 5.75%, 6/15/25 (a)	USD	13,371	11,699,625
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.88%, 1/15/24 (a)		3,962	4,147,025
Post Holdings, Inc.:
6.75%, 12/01/21 (a)		8,367	8,816,726
7.38%, 2/15/22		20,217	21,379,477
6.00%, 12/15/22 (a)		4,945	5,093,350

Corporate Bonds		Par (000)	Value
Food Products (continued)
7.75%, 3/15/24 (a)	USD	36,950	$40,552,625
8.00%, 7/15/25 (a)		23,294	25,856,340
R&R Pik PLC, 9.25% (9.25% Cash or 9.75% PIK), 5/15/18 (i)	EUR	4,089	4,698,837
Smithfield Foods, Inc.:
5.88%, 8/01/21 (a)	USD	4,674	4,837,590
6.63%, 8/15/22		7,270	7,724,375
TreeHouse Foods, Inc., 6.00%, 2/15/24 (a)		8,346	8,846,760
WhiteWave Foods Co., 5.38%, 10/01/22		12,103	13,025,854

			166,317,110
Health Care Equipment & Supplies — 0.8%
Alere, Inc.:
7.25%, 7/01/18		17,638	18,387,615
6.50%, 6/15/20		1,562	1,591,678
6.38%, 7/01/23 (a)		16,590	17,419,500
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (a)		57,626	50,999,010
Hologic, Inc., 5.25%, 7/15/22 (a)		37,041	38,615,243
Kinetic Concepts, Inc./KCI USA, Inc., 7.88%, 2/15/21 (a)		9,485	10,030,387

			137,043,433
Health Care Providers & Services — 5.2%
Acadia Healthcare Co., Inc.:
5.13%, 7/01/22		8,590	8,675,900
5.63%, 2/15/23		21,646	21,970,690
6.50%, 3/01/24 (a)		8,738	9,087,520
Amsurg Corp.:
5.63%, 11/30/20		3,530	3,644,725
5.63%, 7/15/22		52,495	54,069,850
Care UK Health & Social Care PLC, 5.59%, 7/15/19 (b)	GBP	2,565	3,152,556
Centene Corp., 4.75%, 5/15/22	USD	17,448	17,622,480
Centene Escrow Corp.:
5.63%, 2/15/21 (a)		21,630	22,549,275
6.13%, 2/15/24 (a)		19,757	20,794,243
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		8,444	8,507,330
8.00%, 11/15/19		7,850	7,643,937
6.88%, 2/01/22		17,367	15,673,717
DaVita HealthCare Partners, Inc.:
5.13%, 7/15/24		28,948	29,237,480
5.00%, 5/01/25		47,409	46,934,910
Envision Healthcare Corp., 5.13%, 7/01/22 (a)		27,005	27,410,075
Ephios Bondco PLC, 6.25%, 7/01/22	EUR	9,620	11,570,578
Ephios Holdco II PLC, 8.25%, 7/01/23		3,493	3,994,566
ExamWorks Group, Inc., 5.63%, 4/15/23	USD	15,159	15,462,180
Fresenius Medical Care U.S. Finance II, Inc., 4.75%, 10/15/24 (a)		16,845	17,118,731
Fresenius Medical Care U.S. Finance, Inc., 5.75%, 2/15/21 (a)		180	194,850
Fresenius U.S. Finance II, Inc., 4.50%, 1/15/23 (a)		9,896	10,044,440
HCA Holdings, Inc., 6.25%, 2/15/21		18,820	20,231,500
HCA, Inc.:
6.50%, 2/15/20		32,139	35,272,553
7.50%, 2/15/22		33,825	38,306,813
5.88%, 3/15/22		26,300	28,469,750
4.75%, 5/01/23		9,297	9,459,697
5.00%, 3/15/24		27,225	27,854,578
5.38%, 2/01/25		62,322	63,003,803
5.25%, 4/15/25		17,610	18,138,300
5.88%, 2/15/26		25,430	26,192,900
5.25%, 6/15/26		23,324	23,907,100
Series 1, 5.88%, 5/01/23		25,410	26,648,737

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	43

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
HealthSouth Corp.:
5.13%, 3/15/23	USD	10,613	$10,573,201
5.75%, 11/01/24		31,055	31,458,715
5.75%, 9/15/25		14,286	14,436,003
IDH Finance PLC, 6.00%, 12/01/18	GBP	4,356	6,212,489
MEDNAX, Inc., 5.25%, 12/01/23 (a)	USD	18,901	19,657,040
MPH Acquisition Holdings LLC, 6.63%, 4/01/22 (a)		7,565	7,867,600
Surgery Center Holdings, Inc., 8.88%, 4/15/21 (a)		7,290	7,290,000
Surgical Care Affiliates, Inc., 6.00%, 4/01/23 (a)		7,007	7,059,553
Tenet Healthcare Corp.:
6.25%, 11/01/18		7,389	7,869,285
4.75%, 6/01/20		14,290	14,647,250
6.00%, 10/01/20		4,015	4,275,975
4.50%, 4/01/21		2,091	2,101,455
4.38%, 10/01/21		3,208	3,216,020
8.13%, 4/01/22		30,431	31,305,891
6.75%, 6/15/23		22,536	21,578,220
Truven Health Analytics, Inc., 10.63%, 6/01/20		13,510	14,408,415
Voyage Care Bondco PLC:
6.50%, 8/01/18	GBP	8,291	11,669,749
11.00%, 2/01/19		705	1,007,490
WellCare Health Plans, Inc., 5.75%, 11/15/20	USD	9,230	9,553,050

			899,033,165
Health Care Technology — 0.1%
IMS Health, Inc., 6.00%, 11/01/20 (a)		8,779	9,020,423
Hotels, Restaurants & Leisure — 3.6%
Aramark Services, Inc.:
5.75%, 3/15/20		27,082	27,928,313
5.13%, 1/15/24 (a)		25,350	26,712,563
BC ULC/New Red Finance, Inc., 6.00%, 4/01/22 (a)		40,264	41,874,560
Boyd Gaming Corp.:
6.88%, 5/15/23		33,118	35,270,670
6.38%, 4/01/26 (a)		16,901	17,534,787
Caesars Entertainment Resort Properties LLC, 8.00%, 10/01/20		59,739	58,484,481
Carlson Travel Holdings, Inc., 7.50% (7.50% Cash or 8.25% PIK), 8/15/19 (a)(i)		4,339	4,078,660
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 6/01/24		5,970	6,178,950
Cirsa Funding Luxembourg SA, 5.88%, 5/15/23	EUR	3,346	3,709,380
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	1,708	2,526,260
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.63%, 10/15/21	USD	26,615	27,578,463
International Game Technology PLC, 6.25%, 2/15/22 (a)		3,800	3,865,740
Intralot Capital Luxembourg SA, 6.00%, 5/15/21	EUR	2,013	2,050,085
Intralot Finance Luxembourg SA, 9.75%, 8/15/18		10,580	12,339,982
MGM Resorts International:
8.63%, 2/01/19	USD	7,871	8,953,263
5.25%, 3/31/20		36,795	37,714,875
6.75%, 10/01/20		36,622	39,625,004
6.63%, 12/15/21		40,615	43,559,587
7.75%, 3/15/22		8,356	9,306,495
6.00%, 3/15/23		13,787	14,269,545
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		7,309	7,409,499
Pinnacle Entertainment, Inc., 6.38%, 8/01/21		4,696	4,977,760

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Pizzaexpress Financing 1 PLC, 8.63%, 8/01/22	GBP	1,000	$1,458,000
Pizzaexpress Financing 2 PLC, 6.63%, 8/01/21		2,390	3,499,771
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20	EUR	8,677	10,143,542
Punch Taverns Finance B Ltd.:
Series A6, 5.94%, 9/30/22	GBP	5,771	7,714,644
Series A7, 5.27%, 3/30/24		7,312	9,156,079
Punch Taverns Finance PLC, Series M3, 6.09%, 10/15/27 (a)(b)		7,544	9,172,277
Scientific Games International, Inc., 7.00%, 1/01/22 (a)	USD	19,941	20,339,820
Six Flags Entertainment Corp., 5.25%, 1/15/21 (a)		10,248	10,529,820
Snai SpA, 7.63%, 6/15/18	EUR	6,859	7,989,067
Station Casinos LLC, 7.50%, 3/01/21	USD	55,240	58,485,350
Sterling Entertainment Enterprises LLC, 9.75%, 12/25/19 (a)		29,820	29,223,600
Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	3,664	5,374,824
Series A4, 5.66%, 6/30/27		6,063	8,516,022
Series N, 6.46%, 3/30/32		4,000	4,856,140
Vougeot Bidco PLC, 7.88%, 7/15/20		242	360,153
Yum! Brands, Inc.:
3.75%, 11/01/21	USD	4,611	4,380,450
3.88%, 11/01/23		1,725	1,595,625

			628,744,106
Household Durables — 1.5%
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/21		3,733	3,910,317
Beazer Homes USA, Inc., 6.63%, 4/15/18		8,097	8,238,697
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.13%, 7/01/22 (a)		10,392	9,196,920
CalAtlantic Group, Inc.:
6.63%, 5/01/20		2,870	3,121,125
8.38%, 1/15/21		49,944	58,059,900
Jarden Corp., 6.13%, 11/15/22		3,000	3,094,800
Lennar Corp.:
4.50%, 6/15/19		3,598	3,714,935
4.50%, 11/15/19		141	146,640
4.75%, 4/01/21		29,324	29,690,550
4.75%, 11/15/22		15,079	15,116,697
4.88%, 12/15/23		14,677	14,677,000
Magnolia BC SA, 9.00%, 8/01/20	EUR	6,378	7,710,398
PulteGroup, Inc.:
5.50%, 3/01/26	USD	31,655	32,565,081
6.38%, 5/15/33		19,215	19,599,300
Standard Pacific Corp., 5.88%, 11/15/24		2,177	2,291,293
TRI Pointe Holdings, Inc.:
4.38%, 6/15/19		13,100	13,001,750
5.88%, 6/15/24		8,855	8,799,656
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23		5,531	5,074,693
William Lyon Homes, Inc., 8.50%, 11/15/20		8,525	8,747,366
Woodside Homes Co. LLC/Woodside Homes Finance, Inc., 6.75%, 12/15/21 (a)		12,675	11,280,750

			258,037,868
Household Products — 0.5%
HRG Group, Inc., 7.88%, 7/15/19		11,930	12,581,378
Spectrum Brands, Inc.:
6.38%, 11/15/20		14,053	14,797,809
6.63%, 11/15/22		26,524	28,678,810
6.13%, 12/15/24		5,786	6,176,555

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Household Products (continued)
5.75%, 7/15/25	USD	29,503	$31,346,937

			93,581,489
Independent Power and Renewable Electricity Producers — 1.0%
AES Corp.:
4.88%, 5/15/23		17,032	16,393,300
5.50%, 3/15/24		317	309,868
Calpine Corp.:
6.00%, 1/15/22 (a)		22,743	23,823,293
5.38%, 1/15/23		6,367	6,172,042
5.88%, 1/15/24 (a)		11,885	12,479,250
5.50%, 2/01/24		32,436	31,138,560
Dynegy, Inc., 6.75%, 11/01/19		25,190	25,064,050
NRG Energy, Inc.:
8.25%, 9/01/20		4,885	4,921,637
7.88%, 5/15/21		15,689	15,630,166
6.25%, 7/15/22		12,861	11,960,730
6.25%, 5/01/24		17,136	15,722,280
NRG Yield Operating LLC, 5.38%, 8/15/24		5,815	5,407,950

			169,023,126
Insurance — 0.5%
HUB International Ltd.:
9.25%, 2/15/21 (a)		26,629	27,627,587
7.88%, 10/01/21 (a)		21,899	21,570,515
Pension Insurance Corp. PLC, 6.50%, 7/03/24	GBP	5,275	6,916,556
Radian Group, Inc.:
5.25%, 6/15/20	USD	10,875	10,630,313
7.00%, 3/15/21		7,025	7,274,387
UNIQA Insurance Group AG, 6.00%, 7/27/46 (b)	EUR	500	566,370
Wayne Merger Sub LLC, 8.25%, 8/01/23 (a)	USD	9,231	9,184,845

			83,770,573
Internet & Catalog Retail — 0.1%
Netflix, Inc., 5.50%, 2/15/22		21,263	22,261,085
Internet Software & Services — 0.1%
United Group BV, 7.88%, 11/15/20	EUR	12,710	15,368,107
IT Services — 0.5%
Alliance Data Systems Corp.:
5.25%, 12/01/17 (a)	USD	15,000	15,187,500
5.38%, 8/01/22 (a)		27,089	25,395,937
Iron Mountain Europe PLC, 6.13%, 9/15/22	GBP	420	613,779
Sabre GLBL, Inc.:
5.38%, 4/15/23 (a)	USD	23,674	24,295,443
5.25%, 11/15/23 (a)		6,775	6,892,885
WEX, Inc., 4.75%, 2/01/23 (a)		21,090	18,559,200

			90,944,744
Life Sciences Tools & Services — 0.8%
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (a)		36,537	27,265,736
DPx Holdings BV, 7.50%, 2/01/22 (a)		28,091	27,950,545
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (a)		73,981	75,963,691
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (a)		5,356	5,342,610

			136,522,582
Machinery — 0.6%
Accudyne Industries Borrower/Accudyne Industries LLC, 7.75%, 12/15/20 (a)		27,853	22,003,870
Gates Global LLC/Gates Global Co., 5.75%, 7/15/22	EUR	6,900	6,367,902
Schaeffler Holding Finance BV:
6.88% (6.88% Cash or 7.38% PIK), 8/15/18 (i)		9,900	11,666,839

Corporate Bonds		Par (000)	Value
Machinery (continued)
6.88% (6.88% Cash or 7.63% PIK), 8/15/18 (a)(i)	USD	4,780	$4,923,400
6.25% (6.25% Cash or 6.75% PIK), 11/15/19 (a)(i)		16,430	17,189,887
5.75% (5.75% Cash or 6.50% PIK), 11/15/21 (i)	EUR	3,404	4,154,398
6.75% (6.75% Cash or 7.25% PIK), 11/15/22 (a)(i)	USD	38,204	41,546,850

			107,853,146
Marine — 0.0%
Onorato Armatori SpA, 7.75%, 2/15/23	EUR	7,100	8,462,865
Media — 9.4%
Altice Luxembourg SA:
7.25%, 5/15/22		9,554	10,743,779
7.75%, 5/15/22 (a)	USD	49,640	48,849,731
6.25%, 2/15/25	EUR	7,979	8,160,950
7.63%, 2/15/25 (a)	USD	20,541	19,668,007
Altice U.S. Finance I Corp., 5.38%, 7/15/23 (a)		70,907	72,812,626
Altice U.S. Finance II Corp., 7.75%, 7/15/25 (a)		24,246	23,882,310
AMC Networks, Inc.:
4.75%, 12/15/22		18,964	19,011,410
5.00%, 4/01/24		10,730	10,770,237
Cablevision Systems Corp., 7.75%, 4/15/18		7,786	8,102,267
CCO Holdings LLC/CCO Holdings Capital Corp.:
6.50%, 4/30/21		5,450	5,643,529
5.25%, 9/30/22		44,200	45,526,000
5.13%, 5/01/23 (a)		51,813	52,719,727
5.88%, 4/01/24 (a)		64,280	67,333,300
5.88%, 5/01/27 (a)		58,597	59,768,940
CCOH Safari LLC, 5.75%, 2/15/26 (a)		28,256	29,244,960
Cengage Learning Acquisitions, Inc., 0.00%, 4/15/20 (c)(d)		14,769	1
Cequel Communications Holdings I LLC/Cequel Capital Corp.:
5.13%, 12/15/21 (a)		16,755	15,582,150
5.13%, 12/15/21 (a)		10,205	9,516,163
Clear Channel International BV, 8.75%, 12/15/20 (a)		28,688	29,620,360
Clear Channel Worldwide Holdings, Inc.:
Series A, 7.63%, 3/15/20		15,000	12,825,000
Series A, 6.50%, 11/15/22		18,776	17,884,140
Series B, 7.63%, 3/15/20		33,790	31,002,325
Series B, 6.50%, 11/15/22		108,400	107,858,000
CSC Holdings LLC, 5.25%, 6/01/24		57,088	50,879,680
DISH DBS Corp.:
4.25%, 4/01/18		2,930	3,002,635
5.13%, 5/01/20		7,207	7,152,947
6.75%, 6/01/21		9,025	9,318,313
5.00%, 3/15/23		17,330	15,293,725
5.88%, 11/15/24		60,979	55,948,233
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (a)		3,825	3,863,250
Gray Television, Inc., 7.50%, 10/01/20		3,000	3,165,000
Harron Communications LP/Harron Finance Corp., 9.13%, 4/01/20 (a)		5,055	5,285,660
iHeartCommunications, Inc.:
9.00%, 12/15/19		20,924	15,483,760
9.00%, 3/01/21		3,382	2,354,717
9.00%, 9/15/22		24,190	16,812,050
10.63%, 3/15/23		42,507	29,436,097
Lamar Media Corp., 5.75%, 2/01/26 (a)		11,943	12,540,150
Live Nation Entertainment, Inc.:
7.00%, 9/01/20 (a)		5,751	6,024,173
5.38%, 6/15/22 (a)		3,850	3,917,375

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	45

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Media (continued)
MDC Partners, Inc.:
6.75%, 4/01/20 (a)	USD	6,069	$6,273,829
6.50%, 5/01/24 (a)		27,773	28,363,176
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (a)		13,295	13,693,850
Neptune Finco Corp.:
10.13%, 1/15/23 (a)		58,163	62,234,410
6.63%, 10/15/25 (a)		38,999	42,163,769
10.88%, 10/15/25 (a)		5,075	5,516,525
Nielsen Co. Luxembourg S.à r.l., 5.50%, 10/01/21 (a)		9,000	9,360,000
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (a)		43,836	44,931,900
Numericable-SFR SAS:
4.88%, 5/15/19 (a)		6,000	5,970,000
5.38%, 5/15/22	EUR	800	926,253
6.00%, 5/15/22 (a)	USD	93,556	91,217,100
5.63%, 5/15/24	EUR	7,380	8,458,603
6.25%, 5/15/24 (a)	USD	5,285	5,123,807
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.25%, 2/15/22		14,104	14,456,600
5.63%, 2/15/24		4,602	4,791,833
5.88%, 3/15/25		2,700	2,814,750
Radio One, Inc., 7.38%, 4/15/22 (a)		4,415	3,973,500
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (a)		9,410	9,410,000
Regal Entertainment Group, 5.75%, 2/01/25		3,919	3,938,595
Sirius XM Radio, Inc.:
4.25%, 5/15/20 (a)		4,775	4,852,594
5.75%, 8/01/21 (a)		3,085	3,227,681
4.63%, 5/15/23 (a)		18,081	17,787,184
6.00%, 7/15/24 (a)		7,450	7,841,125
TEGNA, Inc.:
5.13%, 10/15/19		5,496	5,737,824
4.88%, 9/15/21 (a)		11,429	11,771,870
5.50%, 9/15/24 (a)		8,106	8,349,180
Townsquare Media, Inc., 6.50%, 4/01/23 (a)		4,806	4,607,753
Trader Corp., 9.88%, 8/15/18 (a)		12,076	12,528,850
Tribune Media Co., 5.88%, 7/15/22 (a)		36,016	35,186,912
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.50%, 1/15/23 (a)		21,231	21,761,775
5.75%, 1/15/23	EUR	6,546	7,975,472
5.63%, 4/15/23		1,078	1,313,571
4.00%, 1/15/25		10,911	12,663,966
5.00%, 1/15/25 (a)	USD	12,127	12,096,683
4.63%, 2/15/26	EUR	4,000	4,706,819
3.50%, 1/15/27		2,966	3,267,018
Univision Communications, Inc.:
8.50%, 5/15/21 (a)	USD	7,962	8,121,240
6.75%, 9/15/22 (a)		1,480	1,568,800
5.13%, 5/15/23 (a)		60,134	59,833,330
5.13%, 2/15/25 (a)		66,849	66,013,387
UPCB Finance IV Ltd., 4.00%, 1/15/27	EUR	9,200	10,177,672

			1,632,012,883
Metals & Mining — 3.0%
Alcoa, Inc.:
6.15%, 8/15/20	USD	11,850	12,324,000
5.13%, 10/01/24		41,864	39,705,492
5.90%, 2/01/27		1,200	1,140,000
6.75%, 1/15/28		2,652	2,584,915
5.95%, 2/01/37		1,480	1,258,000
Anglo American Capital PLC:
1.75%, 11/20/17	EUR	707	774,356

Corporate Bonds		Par (000)	Value
Metals & Mining (continued)
3.63%, 5/14/20 (a)	USD	9,279	$7,939,298
2.88%, 11/20/20	EUR	1,600	1,547,189
3.50%, 3/28/22		3,750	3,481,815
4.13%, 9/27/22 (a)	USD	11,161	9,068,313
3.25%, 4/03/23	EUR	1,900	1,717,042
ArcelorMittal, 6.13%, 6/01/18	USD	22,341	22,564,410
Constellium NV:
8.00%, 1/15/23 (a)		42,096	34,887,060
5.75%, 5/15/24 (a)		37,843	27,152,353
First Quantum Minerals Ltd.:
7.00%, 2/15/21 (a)		5,694	3,814,980
7.25%, 5/15/22 (a)		13,506	9,049,020
Freeport-McMoRan, Inc.:
2.30%, 11/14/17		15,889	14,657,603
2.38%, 3/15/18		88,499	78,321,615
3.10%, 3/15/20		9,370	7,027,500
3.55%, 3/01/22		12,955	9,036,113
5.40%, 11/14/34		2,726	1,669,675
5.45%, 3/15/43		49,121	30,086,613
Glencore Canada Financial Corp., 7.38%, 5/27/20	GBP	940	1,385,167
Glencore Finance Europe SA:
6.00%, 4/03/22		1,090	1,474,708
3.75%, 4/01/26	EUR	2,630	2,630,569
Joseph T. Ryerson & Son, Inc., 9.00%, 10/15/17	USD	10,410	8,952,600
Novelis, Inc., 8.75%, 12/15/20		77,650	78,372,145
Officine Maccaferri SpA, 5.75%, 6/01/21	EUR	5,379	5,508,167
Ovako AB, 6.50%, 6/01/19		3,736	3,175,649
Steel Dynamics, Inc.:
5.13%, 10/01/21	USD	20,822	21,030,220
6.38%, 8/15/22		12,995	13,384,850
5.25%, 4/15/23		11,386	11,414,465
5.50%, 10/01/24		4,873	4,933,913
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.38%, 2/01/20 (a)		9,453	6,569,835
Teck Resources Ltd.:
2.50%, 2/01/18		5,020	4,392,500
3.00%, 3/01/19		11,161	8,928,800
4.50%, 1/15/21		7,251	5,075,700
3.75%, 2/01/23		5,749	3,790,776
5.40%, 2/01/43		5,750	3,162,500
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (a)		22,767	20,034,960

			524,024,886
Multiline Retail — 1.1%
Dollar Tree, Inc.:
5.25%, 3/01/20 (a)		21,373	22,361,501
5.75%, 3/01/23 (a)		108,443	114,949,580
Enterprise Funding Ltd., 3.50%, 9/10/20 (j)	GBP	3,300	3,658,978
Family Dollar Stores, Inc., 5.00%, 2/01/21	USD	18,619	19,603,964
Hema Bondco I BV, 6.25%, 6/15/19	EUR	5,239	4,345,912
New Look Secured Issuer PLC, 6.50%, 7/01/22	GBP	13,220	18,645,390

			183,565,325
Multi-Utilities — 0.0%
CE Energy AS, 7.00%, 2/01/21	EUR	3,342	4,011,868
RWE AG, 6.63%, 7/30/75 (b)	USD	120	104,556

			4,116,424
Oil, Gas & Consumable Fuels — 8.5%
Alberta Energy Co. Ltd., 7.38%, 11/01/31		4,821	4,248,024
Anadarko Finance Co., Series B, 7.50%, 5/01/31		5,764	6,241,161

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Anadarko Petroleum Corp.:
3.45%, 7/15/24	USD	19,626	$17,477,424
6.45%, 9/15/36		7,730	7,718,791
6.20%, 3/15/40		5,111	4,917,038
Blackstone CQP HoldCo LP, 9.30%, 3/31/19		148,233	148,603,519
California Resources Corp., 8.00%, 12/15/22 (a)		42,955	16,537,675
Carrizo Oil & Gas, Inc.:
7.50%, 9/15/20		6,670	6,219,775
6.25%, 4/15/23		12,841	11,316,131
Cenovus Energy, Inc.:
5.70%, 10/15/19		3,021	3,031,628
3.00%, 8/15/22		2,423	2,154,311
3.80%, 9/15/23		6,645	5,971,217
6.75%, 11/15/39		10,993	10,525,182
5.20%, 9/15/43		1,300	1,061,501
Concho Resources, Inc.:
6.50%, 1/15/22		2,585	2,578,538
5.50%, 10/01/22		5,740	5,639,550
5.50%, 4/01/23		17,218	16,873,640
CONSOL Energy, Inc.:
5.88%, 4/15/22		81,114	58,452,371
8.00%, 4/01/23		4,363	3,260,034
Continental Resources, Inc.:
5.00%, 9/15/22		21,140	18,220,037
4.50%, 4/15/23		22,368	18,705,240
3.80%, 6/01/24		41,411	32,714,690
4.90%, 6/01/44		11,455	8,533,975
CrownRock LP/CrownRock Finance, Inc.:
7.13%, 4/15/21 (a)		25,699	24,606,793
7.75%, 2/15/23 (a)		9,490	9,181,575
Denbury Resources, Inc.:
5.50%, 5/01/22		20,325	9,146,250
4.63%, 7/15/23		9,821	4,100,267
Diamondback Energy, Inc., 7.63%, 10/01/21		18,219	18,765,570
Encana Corp.:
3.90%, 11/15/21		9,644	8,450,555
6.50%, 8/15/34		17,048	14,490,800
6.63%, 8/15/37		10,559	8,902,082
6.50%, 2/01/38		30,834	25,881,443
5.15%, 11/15/41		18,487	13,934,576
Energy Transfer Equity LP:
7.50%, 10/15/20		8,346	8,033,025
5.88%, 1/15/24		38,754	33,134,670
5.50%, 6/01/27		22,436	18,004,890
Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas, Inc.:
6.50%, 11/15/20		8,464	6,771,200
6.63%, 5/01/21		8,460	6,725,700
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75%, 2/15/21		1,805	1,624,500
6.75%, 8/01/22		7,175	6,636,875
6.00%, 5/15/23		4,433	3,901,040
Gulfport Energy Corp.:
7.75%, 11/01/20		20,989	20,989,000
6.63%, 5/01/23		1,410	1,311,300
Hilcorp Energy I LP/Hilcorp Finance Co., 5.00%, 12/01/24 (a)		16,847	14,193,597
Kerr-McGee Corp., 7.88%, 9/15/31		4,659	5,089,683
Marathon Oil Corp., 5.20%, 6/01/45		19,340	13,505,064
MEG Energy Corp.:
6.50%, 3/15/21 (a)		41,571	25,098,491
6.38%, 1/30/23 (a)		14,708	8,677,720
7.00%, 3/31/24 (a)		65,904	38,883,360

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Memorial Production Partners LP/Memorial Production Finance Corp.:
7.63%, 5/01/21	USD	6,873	$1,924,440
6.88%, 8/01/22		19,739	5,329,530
Memorial Resource Development Corp., 5.88%, 7/01/22		49,609	41,919,605
Newfield Exploration Co., 5.63%, 7/01/24		7,814	7,325,625
NGPL PipeCo LLC:
7.12%, 12/15/17 (a)		29,436	28,442,535
9.63%, 6/01/19 (a)		6,500	6,370,000
7.77%, 12/15/37 (a)		12,637	10,362,340
Oasis Petroleum, Inc.:
6.50%, 11/01/21		10,685	7,906,900
6.88%, 3/15/22		7,798	5,770,520
ONEOK, Inc.:
4.25%, 2/01/22		4,946	4,105,180
7.50%, 9/01/23		8,500	8,266,250
Parsley Energy LLC/Parsley Finance Corp., 7.50%, 2/15/22 (a)		28,995	28,850,025
PDC Energy, Inc., 7.75%, 10/15/22		5,610	5,595,975
Petrobras Global Finance BV, 3.25%, 4/01/19	EUR	1,805	1,726,245
QEP Resources, Inc.:
6.88%, 3/01/21	USD	16,842	15,452,535
5.38%, 10/01/22		19,059	16,724,273
5.25%, 5/01/23		14,434	12,557,580
Range Resources Corp.:
5.75%, 6/01/21		3,099	2,734,868
5.00%, 3/15/23		18,447	15,633,833
4.88%, 5/15/25 (a)		2,755	2,410,625
Rockies Express Pipeline LLC:
6.85%, 7/15/18 (a)		2,091	2,085,773
6.00%, 1/15/19 (a)		21,502	20,964,450
6.88%, 4/15/40 (a)		19,889	16,706,760
RSP Permian, Inc., 6.63%, 10/01/22		14,714	14,493,290
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		32,173	30,926,296
6.25%, 3/15/22		3,393	3,320,899
5.63%, 4/15/23		22,172	21,063,400
5.75%, 5/15/24		57,617	55,024,235
5.63%, 3/01/25		12,357	11,785,489
Sabine Pass LNG LP:
7.50%, 11/30/16		28,544	29,371,776
6.50%, 11/01/20		5,055	5,301,431
Sanchez Energy Corp., 6.13%, 1/15/23		58,495	31,587,300
Seven Generations Energy Ltd.:
8.25%, 5/15/20 (a)		51,871	52,000,677
6.75%, 5/01/23 (a)		10,803	10,181,827
SM Energy Co.:
6.13%, 11/15/22		20,651	15,054,579
6.50%, 1/01/23		2,878	2,028,990
5.00%, 1/15/24		5,076	3,513,556
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
6.88%, 2/01/21		4,979	4,879,420
6.38%, 8/01/22		23,209	22,396,685
5.25%, 5/01/23		995	917,888
6.75%, 3/15/24 (a)		2,986	2,933,745
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.13%, 10/15/21		9,255	9,255,000
6.25%, 10/15/22 (a)		90	89,100
Whiting Petroleum Corp.:
5.00%, 3/15/19		4,341	3,006,143
1.25%, 4/01/20 (a)(j)		90,132	52,445,557
5.75%, 3/15/21		13,138	8,736,770

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	47

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Series A, 6.50%, 10/01/18 (j)	USD	4,490	$3,638,112
Series B, 5.00%, 3/15/19 (j)		1,742	1,462,191
Series C, 5.75%, 3/15/21 (j)		7,027	5,757,748
Series D, 6.25%, 4/01/23 (j)		18,566	15,351,761
Williams Cos., Inc.:
3.70%, 1/15/23		5,813	4,345,217
4.55%, 6/24/24		21,740	16,522,400
WPX Energy, Inc.:
5.25%, 1/15/17		2,920	2,876,200
7.50%, 8/01/20		3,770	2,940,600
6.00%, 1/15/22		4,882	3,563,860
8.25%, 8/01/23		11,700	9,067,500

			1,486,046,987
Paper & Forest Products — 0.1%
Norbord, Inc., 6.25%, 4/15/23 (a)		9,595	9,451,075
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (a)		14,252	8,800,610

			18,251,685
Pharmaceuticals — 2.0%
Capsugel SA, 7.00% (7.00% Cash or 7.75% PIK), 5/15/19 (a)(i)		5,695	5,723,475
Concordia Healthcare Corp., 7.00%, 4/15/23 (a)		3,809	3,266,217
Endo Finance LLC, 5.75%, 1/15/22 (a)		11,305	10,711,487
Endo Finance LLC/Endo Finco, Inc., 7.75%, 1/15/22 (a)		4,121	4,203,461
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.:
6.00%, 7/15/23 (a)		47,064	44,298,990
6.00%, 2/01/25 (a)		58,005	54,379,687
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.88%, 4/15/20 (a)		3,900	3,654,300
5.75%, 8/01/22 (a)		5,905	5,439,981
5.50%, 4/15/25 (a)		254	224,155
Prestige Brands, Inc., 6.38%, 3/01/24 (a)		14,190	14,793,075
Valeant Pharmaceuticals International, Inc.:
5.38%, 3/15/20 (a)		44,719	36,445,985
7.00%, 10/01/20 (a)		40,736	34,218,240
6.38%, 10/15/20 (a)		76,123	63,182,090
7.50%, 7/15/21 (a)		35,551	29,618,249
6.75%, 8/15/21 (a)		1,270	1,035,050
5.63%, 12/01/21 (a)		10,181	8,017,537
7.25%, 7/15/22 (a)		4,420	3,536,000
5.50%, 3/01/23 (a)		1,462	1,149,498
4.50%, 5/15/23	EUR	10,716	8,962,415
5.88%, 5/15/23 (a)	USD	21,889	17,155,504
6.13%, 4/15/25 (a)		3,101	2,387,770

			352,403,166
Professional Services — 0.0%
TMF Group Holding BV, 9.88%, 12/01/19	EUR	2,825	3,423,522
Real Estate Investment Trusts (REITs) — 1.1%
Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25%, 10/15/23	USD	20,062	18,557,350
Corrections Corp. of America:
5.00%, 10/15/22		3,200	3,336,000
4.63%, 5/01/23		5,330	5,383,300
Crown Castle International Corp.:
4.88%, 4/15/22		5,810	6,217,862
5.25%, 1/15/23		14,647	15,800,451
Equinix, Inc.:
5.38%, 4/01/23		5,265	5,449,275
5.75%, 1/01/25		1,629	1,710,450
5.88%, 1/15/26		21,808	22,996,536
ESH Hospitality, Inc., 5.25%, 5/01/25 (a)		42,482	41,313,745

Corporate Bonds		Par (000)	Value
Real Estate Investment Trusts (REITs) (continued)
FelCor Lodging LP:
5.63%, 3/01/23	USD	3,450	$3,519,000
6.00%, 6/01/25		9,336	9,639,420
GEO Group, Inc.:
5.13%, 4/01/23		12,070	11,738,075
5.88%, 10/15/24		8,870	8,947,613
Iron Mountain, Inc.:
6.00%, 10/01/20 (a)		13,010	13,709,287
6.00%, 8/15/23		5,000	5,250,000
iStar, Inc., 4.00%, 11/01/17		5,910	5,762,250
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 4/15/23		11,679	11,941,777

			191,272,391
Real Estate Management & Development — 0.7%
Annington Finance No. 5 PLC, 13.00% (13.00% Cash or 13.50% PIK), 1/15/23 (i)	GBP	4,330	7,088,785
Aroundtown Property Holdings PLC, 3.00%, 12/09/21	EUR	10,400	11,337,149
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (a)	USD	13,400	13,266,000
Realogy Group LLC/Realogy Co-Issuer Corp.:
4.50%, 4/15/19 (a)		17,194	17,666,835
5.25%, 12/01/21 (a)(l)		75,647	78,105,527
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (d)(k)		1,115	—

			127,464,296
Road & Rail — 0.7%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
5.13%, 6/01/22 (a)		4,810	4,554,469
5.50%, 4/01/23		9,975	9,675,750
6.38%, 4/01/24 (a)		7,755	7,763,918
5.25%, 3/15/25 (a)		29,634	27,115,110
EC Finance PLC, 5.13%, 7/15/21	EUR	693	826,023
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (a)	USD	14,608	14,608,000
Hertz Corp.:
7.50%, 10/15/18		3,890	3,952,240
6.75%, 4/15/19		15,415	15,638,363
7.38%, 1/15/21		27,642	28,194,840
JCH Parent, Inc., 10.50% (10.50% Cash or 11.25% PIK), 3/15/19 (a)(i)		10,126	5,164,283
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (a)		7,749	7,555,275

			125,048,271
Semiconductors & Semiconductor Equipment — 0.4%
Advanced Micro Devices, Inc.:
7.50%, 8/15/22		5,170	3,541,450
7.00%, 7/01/24		3,410	2,233,550
Micron Technology, Inc., 5.25%, 1/15/24 (a)		9,055	7,289,275
NXP BV/NXP Funding LLC:
4.13%, 6/15/20 (a)		17,448	17,622,480
5.75%, 2/15/21 (a)		6,160	6,452,600
4.63%, 6/15/22 (a)		15,667	16,078,259
5.75%, 3/15/23 (a)		19,962	21,109,815

			74,327,429
Software — 3.0%
Ensemble S Merger Sub, Inc., 9.00%, 9/30/23 (a)		7,280	7,134,400
First Data Corp.:
5.38%, 8/15/23 (a)		27,219	27,899,475
7.00%, 12/01/23 (a)		168,647	170,333,470
5.00%, 1/15/24 (a)		51,123	51,186,904
5.75%, 1/15/24 (a)		132,343	132,329,766

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Software (continued)
Infinity Acquisition LLC/Infinity Acquisition Finance Corp., 7.25%, 8/01/22 (a)	USD	1,271	$1,093,060
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% (7.13% Cash or 7.88% PIK), 5/01/21 (a)(i)		21,589	16,137,777
Infor U.S., Inc., 6.50%, 5/15/22		59,588	54,225,080
Informatica LLC, 7.13%, 7/15/23 (a)		26,112	25,198,080
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		13,692	13,888,823
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23 (a)		22,726	23,464,595

			522,891,430
Specialty Retail — 1.1%
3AB Optique Developpement SAS, 5.63%, 4/15/19	EUR	580	613,785
Asbury Automotive Group, Inc.:
6.00%, 12/15/24	USD	14,335	14,478,350
6.00%, 12/15/24 (a)		12,130	12,251,300
CST Brands, Inc., 5.00%, 5/01/23		4,076	4,126,950
Douglas GmbH, 6.25%, 7/15/22	EUR	537	653,522
Dufry Finance SCA, 5.50%, 10/15/20 (a)	USD	2,777	2,888,080
L Brands, Inc., 6.88%, 11/01/35		37,645	40,852,354
Michaels Stores, Inc., 5.88%, 12/15/20 (a)		3,542	3,710,245
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)		32,529	27,974,940
Party City Holdings, Inc., 6.13%, 8/15/23 (a)		7,061	7,219,873
Penske Automotive Group, Inc.:
5.75%, 10/01/22		24,765	25,260,300
5.38%, 12/01/24		13,157	13,058,323
Sally Holdings LLC/Sally Capital, Inc.:
5.75%, 6/01/22		9,740	10,190,475
5.50%, 11/01/23		4,355	4,550,975
Sonic Automotive, Inc., 5.00%, 5/15/23		2,939	2,894,915
THOM Europe SAS, 7.38%, 7/15/19	EUR	10,580	12,761,348

			183,485,735
Technology Hardware, Storage & Peripherals — 0.2%
Western Digital Corp.:
7.38%, 4/01/23 (a)	USD	14,920	15,237,050
10.50%, 4/01/24 (a)		17,995	18,039,987

			33,277,037
Textiles, Apparel & Luxury Goods — 0.3%
Levi Strauss & Co., 5.00%, 5/01/25		22,773	23,000,730
PVH Corp.:
4.50%, 12/15/22		5,000	5,125,000
7.75%, 11/15/23		450	519,750
Springs Industries, Inc., 6.25%, 6/01/21		12,330	12,391,650
William Carter Co., 5.25%, 8/15/21		7,767	7,980,593

			49,017,723
Thrifts & Mortgage Finance — 0.2%
Jefferies Finance LLC/JFIN Co-Issuer Corp.:
7.38%, 4/01/20 (a)		13,150	11,374,750
6.88%, 4/15/22 (a)		24,154	20,470,515
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (a)		9,040	8,881,800

			40,727,065
Trading Companies & Distributors — 2.8%
Aircastle Ltd.:
7.63%, 4/15/20		1,026	1,159,380

Corporate Bonds		Par (000)	Value
Trading Companies & Distributors (continued)
5.13%, 3/15/21	USD	11,680	$12,161,800
5.50%, 2/15/22		18,120	18,901,334
5.00%, 4/01/23		9,428	9,475,140
American Builders & Contractors Supply Co., Inc.:
5.63%, 4/15/21 (a)		5,985	6,164,550
5.75%, 12/15/23 (a)		16,681	17,348,240
Ashtead Capital, Inc., 5.63%, 10/01/24 (a)		6,926	7,168,410
Beacon Roofing Supply, Inc., 6.38%, 10/01/23 (a)		10,926	11,581,560
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (a)		18,635	17,167,494
HD Supply, Inc.:
7.50%, 7/15/20		100,041	106,168,511
5.25%, 12/15/21 (a)		114,182	119,891,100
5.75%, 4/15/24 (a)		44,680	45,908,700
International Lease Finance Corp.:
5.88%, 4/01/19		6,210	6,559,313
6.25%, 5/15/19		5,000	5,331,250
8.25%, 12/15/20		8,020	9,363,350
5.88%, 8/15/22		27,445	29,777,825
Travis Perkins PLC, 4.38%, 9/15/21	GBP	3,139	4,535,973
United Rentals North America, Inc.:
7.38%, 5/15/20	USD	6,115	6,397,819
8.25%, 2/01/21		4,999	5,223,955
7.63%, 4/15/22		8,406	8,952,390
6.13%, 6/15/23		11,525	11,899,563
5.75%, 11/15/24		9,829	9,829,000
5.50%, 7/15/25		9,936	9,884,233

			480,850,890
Transportation Infrastructure — 0.0%
Silk Bidco AS, 7.50%, 2/01/22	EUR	4,069	4,838,480
Swissport Investments SA, 6.75%, 12/15/21		3,245	3,886,349

			8,724,829
Wireless Telecommunication Services — 3.1%
Digicel Group Ltd., 7.13%, 4/01/22 (a)	USD	13,495	10,491,013
Digicel Ltd., 6.00%, 4/15/21 (a)		51,995	46,535,525
Matterhorn Telecom Holding SA, 4.88%, 5/01/23	EUR	635	632,247
Matterhorn Telecom SA, 3.88%, 5/01/22		14,425	15,429,387
Play Finance 2 SA, 5.25%, 2/01/19		6,741	7,862,365
SBA Communications Corp., 4.88%, 7/15/22	USD	43,977	44,526,713
SoftBank Group Corp., 4.75%, 7/30/25	EUR	3,288	3,844,312
Sprint Capital Corp.:
6.90%, 5/01/19	USD	13,935	12,088,613
6.88%, 11/15/28		63,020	46,004,600
8.75%, 3/15/32		3,683	2,881,947
Sprint Communications, Inc.:
9.00%, 11/15/18 (a)		134,333	140,713,817
7.00%, 8/15/20		7,855	6,244,725
Sprint Corp.:
7.25%, 9/15/21		39,317	30,028,359
7.13%, 6/15/24		2,700	2,004,750
7.63%, 2/15/25		30,177	22,406,423
T-Mobile USA, Inc.:
6.54%, 4/28/20		4,900	5,059,250
6.25%, 4/01/21		43,520	45,687,296
6.73%, 4/28/22		9,345	9,763,656

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	49

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services (continued)
6.00%, 3/01/23	USD	14,487	$14,794,849
6.84%, 4/28/23		3,795	4,003,725
6.38%, 3/01/25		42,090	43,089,637
6.50%, 1/15/26		28,002	29,087,077

			543,180,286
Total Corporate Bonds — 76.4%			13,273,706,844

Floating Rate Loan Interests (b)
Air Freight & Logistics — 0.2%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21		9,392	7,716,865
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		9,706	7,975,030
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		1,673	1,375,005
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21		13,387	11,000,041

			28,066,941
Airlines — 0.1%
Air Medical Group Holdings, Inc., Initial Term Loan, 4.25%, 4/28/22		8,625	8,401,097
Northwest Airlines, Inc.:
Term Loan B757-200 (N551), 2.13%, 9/10/18		3,483	3,378,308
Term Loan B757-200 (N554), 2.13%, 9/10/18		3,513	3,407,934
Term Loan B757-300 (N550), 1.77%, 3/10/17		3,459	3,355,698
Term Loan B757-300 (N583), 2.39%, 3/10/17		2,278	2,255,220
Term Loan B757-300 (N584), 2.39%, 3/10/17		2,282	2,258,998

			23,057,255
Chemicals — 0.2%
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		27,134	24,766,924
MacDermid, Inc. (Platform Specialty Products Corp.), Tranche B-3 Term Loan, 5.50%, 6/07/20		11,054	10,666,218

			35,433,142
Commercial Services & Supplies — 0.1%
KAR Auction Services, Inc., Tranche B-3 Term Loan, 4.25%, 3/09/23		9,353	9,372,454
Communications Equipment — 0.1%
Blue Coat Holdings, Inc., Initial Term Loan, 4.50%, 5/20/22		4,827	4,742,432
Commscope, Inc., Tranche 5 Term Loan (2015), 3.75% - 3.83%, 12/29/22		6,783	6,767,736

			11,510,168
Construction & Engineering — 0.2%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		25,049	24,255,410
CNT Holdings III Corp., Term Loan (First Lien), 5.25%, 1/22/23		11,516	11,516,000

			35,771,410

Floating Rate Loan Interests (b)		Par (000)	Value
Diversified Consumer Services — 0.1%
Houghton Mifflin Harcourt Co., Term Loan, 4.00%, 5/28/21	USD	18,386	$17,949,733
ServiceMaster Co. LLC, Initial Term Loan, 4.25%, 7/01/21		6,944	6,936,699

			24,886,432
Diversified Financial Services — 0.1%
Solera LLC (Solera Finance, Inc.), Dollar Term Loan, 5.75%, 2/28/23		24,080	24,032,803
Diversified Telecommunication Services — 0.8%
Hawaiian Telcom Communications, Inc., Term Loan, 5.00%, 6/06/19		1,109	1,098,310
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19		20,741	19,307,250
Ligado Networks LLC (FKA New LightSquared LLC), Junior Loan, 13.50%, 12/07/20		182,106	126,563,613

			146,969,173
Electric Utilities — 0.3%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 12/19/16		19,262	19,231,632
Texas Competitive Electric Holdings Co. LLC (TXU), DIP Delayed Draw Term Loan (2014), 3.75%, 5/05/16		36,387	36,204,947

			55,436,579
Food & Staples Retailing — 0.2%
U.S. Foods, Inc. (AKA U.S. Foodservice, Inc.), Incremental Term Loan, 4.50%, 3/31/19		26,436	26,294,123
Health Care Equipment & Supplies — 0.2%
DJO Finance LLC, Initial Term Loan, 4.25%, 6/08/20		12,762	12,463,922
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-2 Loan, 5.00%, 8/19/18		15,418	14,826,945

			27,290,867
Health Care Providers & Services — 0.2%
Envision Healthcare Corp. (FKA Emergency Medical Services Corp.):
Initial Term Loan, 4.25%, 5/25/18		5,528	5,525,518
Tranche B-2 Term Loan, 4.50%, 10/28/22		11,578	11,571,730
Surgery Center Holdings, Inc., Initial Term Loan (First Lien), 5.25%, 11/03/20		6,272	6,185,927
Vizient, Inc., Initial Term Loan, 6.25%, 2/13/23		12,952	13,027,510

			36,310,685
Hotels, Restaurants & Leisure — 0.7%
Amaya Holdings BV:
Initial Term B Loan (First Lien), 5.00%, 8/01/21		25,482	23,361,780
Initial Term B Loan (Second Lien), 8.00%, 8/01/22		4,843	4,695,492
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		94,198	86,755,920
Station Casinos LLC, B Term Loan, 4.25%, 3/02/20		5,551	5,532,544

			120,345,736
Insurance — 0.1%
AssuredPartners, Inc., First Lien Term Loan, 5.75%, 10/21/22		11,929	11,839,634

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Floating Rate Loan Interests (b)		Par (000)	Value
Insurance (continued)
Sedgwick Claims Management Services, Inc., Initial Term Loan (First Lien), 3.75%, 3/01/21	USD	2,516	$2,444,462

			14,284,096
Life Sciences Tools & Services — 0.3%
DPx Holdings BV (FKA JLL/Delta Dutch Newco BV), 2015 Incremental Dollar Term Loan, 4.25%, 3/11/21		14,203	13,667,143
Jaguar Holding Co. I (AKA Pharmaceutical Product Development, Inc.), Initial Term Loan, 4.25%, 8/18/22		33,376	33,056,532
Sterigenics-Nordion Holdings LLC, Initial Term Loan, 4.25%, 5/16/22		5,322	5,268,339

			51,992,014
Machinery — 0.3%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (AKA Hamilton Sundstrand), Refinancing Term Loan, 4.00%, 12/13/19		29,427	25,601,488
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/06/21		36,705	34,571,677

			60,173,165
Media — 0.7%
Advantage Sales & Marketing, Inc.:
Initial Term Loan (First Lien), 4.25%, 7/23/21		8,013	7,860,248
Term Loan (Second Lien), 7.50%, 7/25/22		26,180	23,529,274
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.):
Term Loan, 0.00%, 6/30/16 (c)(d)		7,781	1
Term Loan, 7.00%, 3/31/20		38,303	38,083,793
iHeartCommunications, Inc. (FKA Clear Channel Communications, Inc.), Tranche D Term Loan, 7.18%, 1/30/19		46,538	32,227,778
Univision Communications, Inc.:
2013 Incremental Term Loan (C-3), 4.00%, 3/01/20		1,352	1,337,122
Replacement First-Lien Term Loan (C-4), 4.00%, 3/01/20		19,086	18,877,366

			121,915,582
Metals & Mining — 0.4%
FMG Resources (August 2006) Property Ltd. (FMG America Finance, Inc.), Term Loan, 4.25%, 6/30/19		42,920	36,148,128
Novelis, Inc., Initial Term Loan, 4.00%, 6/02/22		15,763	15,329,959
Reynolds Group Holdings, Inc., Incremental U.S. Term Loan, 4.50%, 12/01/18		13,161	13,160,833

			64,638,920
Oil, Gas & Consumable Fuels — 0.1%
CITGO Holding, Inc., Term Loan, 9.50%, 5/12/18		10,882	10,871,397
MEG Energy Corp., New Term Loan, 3.75%, 3/31/20		5,215	4,187,463

			15,058,860
Pharmaceuticals — 0.3%
Capsugel Holdings U.S., Inc., Initial Term Loan, 3.50%, 8/01/18		17,586	17,511,485
Valeant Pharmaceuticals International, Inc.:
Series C-2 Tranche B Term Loan, 5.50%, 12/11/19		4,542	4,280,959
Series E-1 Tranche B Term Loan, 3.75%, 8/05/20		17,300	16,283,929

Floating Rate Loan Interests (b)		Par (000)	Value
Pharmaceuticals (continued)
Series F-1 Tranche B Term Loan, 4.00%, 4/01/22	USD	14,225	$13,413,190

			51,489,563
Real Estate Management & Development — 0.0%
Realogy Group LLC (FKA Realogy Corp.), Extended Synthetic Commitment, 0.28% - 4.40%, 10/10/16		1,147	1,135,156
Road & Rail — 0.1%
Hertz Corp., Tranche B-2 Term Loan, 3.00%, 3/11/18		26,063	25,909,922
Semiconductors & Semiconductor Equipment — 0.5%
Avago Technologies Cayman Holdings Ltd., Term B-1 Dollar Loan, 4.25%, 2/01/23		51,519	51,232,039
Microsemi Corp., Closing Date Term B Loan, 5.25%, 1/15/23		5,878	5,901,441
NXP BV (NXP Funding LLC), Tranche B Loan, 3.75%, 12/07/20		19,709	19,739,276
ON Semiconductor Corp., Term Loan B, 4.50%, 3/31/23		16,598	16,603,145

			93,475,901
Software — 0.8%
Epicor Software Corporation (FKA Eagle Parent, Inc.), Term B Loan, 4.75%, 6/01/22		9,235	8,734,399
First Data Corp.:
2018 New Dollar Term Loan, 3.93%, 3/23/18		42,873	42,754,839
2018B Second New Term Loan, 3.93%, 9/24/18		7,750	7,733,880
Infor (U.S.), Inc. (FKA Lawson Software, Inc.), Tranche B-5 Term Loan, 3.75%, 6/03/20		28,805	27,891,608
Informatica Corp., Dollar Term Loan, 4.50%, 8/05/22		25,427	24,918,475
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/30/20		22,986	22,832,720

			134,865,921
Total Floating Rate Loan Interests — 7.1%			1,239,716,868

Foreign Agency Obligations
Canada — 0.2%
NOVA Chemicals Corp.:
5.25%, 8/01/23 (a)	USD	20,654	20,189,285
5.00%, 5/01/25 (a)		9,634	9,369,065

			29,558,350
France — 0.0%
Areva SA, 4.88%, 9/23/24	EUR	1,550	1,516,824
Total Foreign Agency Obligations — 0.2%			31,075,174

Investment Companies		Shares
iShares iBoxx $ High Yield Corporate Bond ETF		2,066,822	168,838,689
Pershing Square Holdings Ltd. (a)		14,000,000	12,845,000
SPDR Barclays High Yield Bond ETF		7,021,700	240,493,225
SPDR S&P Oil & Gas Exploration & Production ETF		1,682,700	51,069,945
Uranium Participation Corp. (d)		1,150,920	4,040,959
Total Investment Companies — 2.7%			477,287,818

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	51

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities — 0.3%
Commercial Mortgage Pass-Through Certificates, Series 2014-KYO, Class F, 3.94%, 6/11/27 (a)(b)	USD	2,850	$2,817,234
Core Industrial Trust, Series 2015-CALW, Class G, 3.85%, 2/10/34 (a)(b)		6,000	5,431,980
Credit Suisse Mortgage Capital Certificates, Series 2014-TIKI, Class F, 4.25%, 9/15/38 (a)(b)		2,330	2,244,130
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class EFX, 3.38%, 12/15/19 (a)(b)		20,075	18,544,715
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.59%, 6/10/28 (a)(b)		1,000	939,070
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.22%, 11/05/30 (a)(b)		13,572	13,651,859
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class AJ, 5.63%, 10/15/48 (b)		1,826	1,783,569
Series 2006-C28, Class B, 5.67%, 10/15/48 (b)		320	311,862

			45,724,419
Total Non-Agency Mortgage-Backed Securities — 0.3%			45,724,419

Other Interests (n)		Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp., Escrow (d)(k)		7,955	1
Lear Corp., Escrow (d)(k)		7,495	1

			2
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (d)(k)		9,030	651,966
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (d)(k)		5,675	409,735
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (d)(k)		5,500	404,250
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (d)(k)		2,520	181,944
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (d)(k)		1,000	74,000

			1,721,895
Electric Utilities — 0.0%
Mirant America Corp., Escrow (d)(k)		3,270	—
Mirant America, Inc., Escrow (d)(k)		1,880	—
Mirant Americas Generation LLC, Escrow (d)(k)		1,215	—

			—
Household Durables — 0.2%
Stanley-Martin, Class B Membership Units (f)		20	25,079,250
Media — 0.0%
Adelphia Communications Corp., Escrow (d)(k)		800	4,000
Adelphia Communications Corp., Escrow (d)(k)		325	1,625
Century Communications, Escrow (d)(k)		625	—

			5,625
Total Other Interests — 0.2%			26,806,772

Preferred Securities		Par (000)	Value
Capital Trusts
Banks — 2.8%
ABN AMRO Bank NV, 5.75% (b)(o)	EUR	5,600	$6,093,467
Banco Bilbao Vizcaya Argentaria SA:
6.75% (b)(o)		5,200	5,411,181
7.00% (b)(o)		7,200	7,566,141
Banco Popular Espanol SA:
8.25% (b)(o)		6,000	5,581,411
11.50% (b)(o)		6,400	7,118,717
Banco Santander SA, 6.25% (b)(o)		6,100	6,219,847
Bank of America Corp.:
Series AA, 6.10% (b)(o)	USD	29,496	29,053,560
Series DD, 6.30% (b)(o)		11,265	11,602,950
Series V, 5.13% (b)(o)		14,665	13,858,425
Series X, 6.25% (b)(o)		82,184	80,540,320
Series Z, 6.50% (b)(o)		21,036	21,713,359
Bank of Ireland, 7.38% (b)(o)	EUR	6,275	6,854,724
Barclays PLC:
7.88% (b)(o)	GBP	3,000	3,823,658
8.00% (b)(o)	EUR	4,000	4,392,303
BNP Paribas SA, 7.38% (a)(b)(o)	USD	6,625	6,409,687
Citigroup, Inc.:
5.95% (b)(o)		59,979	57,757,284
Series N, 5.80% (b)(o)		19,380	18,536,970
Series O, 5.88% (b)(o)		6,570	6,348,263
Series R, 6.13% (b)(o)		14,372	14,407,499
Cooperatieve Rabobank UA, 5.50% (b)(o)	EUR	5,200	5,697,805
Intesa Sanpaolo SpA:
7.00% (b)(o)		5,200	5,630,102
7.70% (a)(b)(o)	USD	5,425	4,984,219
JPMorgan Chase & Co.:
Series 1, 7.90% (b)(o)		11,830	11,830,000
Series V, 5.00% (b)(o)		41,200	39,346,000
Series Z, 5.30% (b)(o)		24,772	24,833,930
Lloyds Banking Group PLC, 7.00% (b)(o)	GBP	2,447	3,343,160
Santander UK Group Holdings PLC, 7.38% (b)(o)		3,635	4,790,039
Wells Fargo & Co.:
Series S, 5.90% (b)(o)	USD	12,780	12,951,738
Series U, 5.88% (b)(o)		63,049	67,323,722

			494,020,481
Capital Markets — 0.4%
Goldman Sachs Group, Inc., Series L, 5.70% (b)(o)		40,266	39,360,015
Morgan Stanley:
Series H, 5.45% (b)(o)		8,391	7,929,495
Series J, 5.55% (b)(o)		4,295	4,233,796
UBS Group AG:
5.75% (b)(o)	EUR	6,250	7,156,339
6.88% (b)(o)	EUR	6,100	6,059,740
7.00% (b)(o)	USD	5,575	5,695,141

			70,434,526
Electric Utilities — 0.1%
Enel SpA, 6.50%, 1/10/74 (b)	EUR	1,515	1,863,225
Gas Natural Fenosa Finance BV:
3.38% (b)(o)		8,900	9,089,280
4.13% (b)(o)		600	670,896

			11,623,401
Food & Staples Retailing — 0.0%
Casino Guichard Perrachon SA, 4.87% (b)(o)	USD	4,000	3,766,457

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Preferred Securities		Par (000)	Value
Capital Trusts
Insurance — 0.1%
Assicurazioni Generali SpA, 6.42% (b)(o)	GBP	3,800	$5,291,270
BNP Paribas Cardif SA, 4.03% (b)(o)	EUR	4,400	4,843,445

			10,134,715
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25% (a)(o)	USD	2,827	2,911,810
Oil, Gas & Consumable Fuels — 0.0%
Repsol International Finance BV, 4.50%, 3/25/75 (b)	EUR	1,100	1,032,646
Wireless Telecommunication Services — 0.2%
Orange SA:
4.00% (b)(o)		8,625	9,988,123
5.00% (b)(o)		2,000	2,355,754
Telefonica Europe BV:
4.20% (b)(o)		13,600	15,436,784
5.00% (b)(o)		300	345,152
6.50% (b)(o)		1,000	1,205,796

			29,331,609
Total Capital Trusts — 3.6%			623,255,645

Preferred Securities		Shares
Preferred Stocks
Banks — 0.0%
Royal Bank of Scotland Group PLC, Series T, 7.25% (o)		84,000	2,137,800
Consumer Finance — 0.0%
Ally Financial, Inc., 8.50% (o)		115,283	2,935,105
Diversified Financial Services — 0.2%
Concrete Investment I SCA (d)(o)		165,000	21,216,190
Concrete Investment I SCA - Stapled (d)(e)(o)		165,000	2
Concrete Investment II SCA (d)(o)		40,971	5,151,620
RBS Capital Funding Trust VI, 6.25% (o)		400,000	9,672,000

			36,039,812
Hotels, Restaurants & Leisure — 0.6%
Amaya, Inc. (d)(j)(o)		131,343	97,307,592
Wireless Telecommunication Services — 0.0%
CF-B L2 (D), LLC (Acquired 4/08/15-12/07/15, cost $3,422,703) (d)(h)(o)		3,446,312	3,684,108
Total Preferred Stocks — 0.8%			142,104,417

Trust Preferreds	Shares	Value
Consumer Finance — 0.4%
GMAC Capital Trust I, Series 2, 6.40%, 2/15/40 (b)	2,348,443	$ 57,560,338
Diversified Financial Services — 0.2%
RBS Capital Funding Trust VII, Series G, 6.08% (o)	1,552,068	37,435,880
Total Trust Preferreds — 0.6%		94,996,218
Total Preferred Securities — 5.0%		860,356,280

Warrants
Media — 0.0%
HMH Holdings, Inc. (Education Media) (Expires 6/22/19) (d)	11,931	46,946
Oil, Gas & Consumable Fuels — 0.0%
Peninsula Energy Ltd. (Expires 12/31/17) (d)(g)	1,961,180	45,701
Peninsula Energy Ltd. (Expires 12/31/18) (d)(g)	3,502,309	644,325

		690,026
Total Warrants — 0.0%		736,972
Total Long-Term Investments (Cost — $17,599,676,320) — 97.0%		16,855,874,163

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (p)(q)	246,434,562	246,434,562
Total Short-Term Securities (Cost — $246,434,562) — 1.4%		246,434,562

Options Purchased
(Cost — $1,202,515) — 0.0%		296,591
Total Investments Before Options Written (Cost — $17,847,313,397) — 98.4%		17,102,605,316

Options Written
(Premiums Received — $132,669) — (0.0)%		(93,660)
Total Investments Net of Options Written — 98.4%		17,102,511,656
(Cost — $17,847,180,728)
Other Assets Less Liabilities — 1.6%		277,704,515

Net Assets — 100.0%		$17,380,216,171

Notes to Consolidated Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Zero-coupon bond.

(d)	Non-income producing security.

(e)	Securities contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(f)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	53

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

(g)	During the six months ended March 31, 2016, investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be affiliates for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Par Held at September 30, 2015	Shares/Par Purchased	Shares/ Par Sold	Shares/Par Held at March 31, 2016	Value Held at March 31, 2016	Realized Loss
Peninsula Energy Ltd.	13,944,025	—	(1)	13,944,024	$9,903,749	$ (1)
Peninsula Energy Ltd., Warrants (Expires 12/31/15)	3,406,493	—	(3,406,493)	—	—	(14)
Peninsula Energy Ltd., Warrants (Expires 12/31/17)	1,961,180	—	—	1,961,180	45,701	—
Peninsula Energy Ltd., Warrants (Expires 12/31/18)	3,502,309	—	—	3,502,309	644,325	—
Total					$10,593,775	$(15)

(h)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $21,610,691 and an original cost of $19,952,579 which was 0.1% of its net assets.

(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(j)	Convertible security.

(k)	Issuer filed for bankruptcy and/or is in default of interest payments.

(l)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(m)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(n)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(o)	Perpetual security with no stated maturity date.

(p)	During the six months ended March 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2015	Shares Purchased	Shares Sold	Shares Held at March 31, 2016	Value Held at March 31, 2016	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund,
Institutional Class	677,378,350	—	(430,943,788)[1]	246,434,562	$246,434,562	$812,966	$15,292
BlackRock Liquidity Series, LLC, Money
Market Series	—	—	—	—	—	125,536	—
iShares iBoxx $ High Yield Corporate Bond
ETF	—	12,653,971	(10,587,149)	2,066,822	168,838,689	4,012,908	(10,876,438)
Total					$415,273,251	$4,951,410	$(10,861,146)

[1]	Represents net shares sold.

(q)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
Barclays Capital, Inc.	(4.75)%	11/23/15	Open	$3,121,316	$ 3,068,189	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(1.50)%	3/24/16	Open	3,485,258	3,484,676	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(3.00)%	3/29/16	Open	8,700,000	8,698,550	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	(1.00)%	12/17/15	Open	1,975,000	1,969,240	Corporate Bonds	Open/Demand
Total				$17,281,574	$17,220,655

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(366)	Euro-Bobl	June 2016	USD	54,599,515	$ 157,956
(178)	Euro-Bund	June 2016	USD	33,079,915	(71,039)
(1,352)	Russell 2000 Mini Index	June 2016	USD	150,017,920	(3,836,706)
(3,782)	S&P 500 E-Mini Index	June 2016	USD	387,938,650	(5,961,206)
(93)	U.S. Treasury Notes (10 Year)	June 2016	USD	12,126,328	1,082
Total					$(9,709,913)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	30,680	EUR	27,000	Citibank N.A.	4/01/16	$(44)
EUR	7,500,000	USD	8,493,266	Morgan Stanley & Co. International PLC	4/05/16	42,264
EUR	2,000,000	USD	2,172,521	Royal Bank of Scotland PLC	4/05/16	103,620
EUR	3,000,000	USD	3,374,848	Standard Chartered Bank	4/05/16	39,364
GBP	1,300,000	USD	1,842,235	Morgan Stanley & Co. International PLC	4/05/16	24,912
USD	10,636,308	AUD	14,898,000	UBS AG	4/05/16	(781,106)
USD	135,948,205	CAD	184,150,000	Westpac Banking Corp.	4/05/16	(5,842,961)
USD	1,881,487	EUR	1,692,000	Bank of America N.A.	4/05/16	(44,128)
USD	9,238,872	EUR	8,154,000	Citibank N.A.	4/05/16	(40,957)
USD	1,146,045	EUR	1,024,000	HSBC Bank PLC	4/05/16	(19,339)
USD	11,836,892	EUR	10,558,000	HSBC Bank PLC	4/05/16	(178,859)
USD	114,559	EUR	104,000	Morgan Stanley & Co. International PLC	4/05/16	(3,801)
USD	551,864	EUR	501,000	Morgan Stanley & Co. International PLC	4/05/16	(18,309)
USD	680,704,143	EUR	624,647,000	Morgan Stanley & Co. International PLC	4/05/16	(30,188,332)
USD	4,084,911	EUR	3,708,000	Royal Bank of Scotland PLC	4/05/16	(135,055)
USD	6,806,987	EUR	6,177,000	Royal Bank of Scotland PLC	4/05/16	(222,876)
USD	23,996,150	EUR	21,881,000	Royal Bank of Scotland PLC	4/05/16	(905,976)
USD	1,051,814	EUR	948,000	Standard Chartered Bank	4/05/16	(27,077)
USD	137,686	EUR	125,000	State Street Bank and Trust Co.	4/05/16	(4,573)
USD	1,041,491	GBP	728,000	Citibank N.A.	4/05/16	(4,111)
USD	525,856	GBP	370,000	Morgan Stanley & Co. International PLC	4/05/16	(5,563)
USD	2,208,334	GBP	1,543,000	Morgan Stanley & Co. International PLC	4/05/16	(7,826)
USD	6,525,315	GBP	4,587,000	Morgan Stanley & Co. International PLC	4/05/16	(62,842)
USD	239,432,504	GBP	172,793,000	Royal Bank of Scotland PLC	4/05/16	(8,744,380)
USD	328,477	GBP	232,000	State Street Bank and Trust Co.	4/05/16	(4,737)
USD	939,961	GBP	673,000	State Street Bank and Trust Co.	4/05/16	(26,647)
USD	2,403,667	GBP	1,708,000	State Street Bank and Trust Co.	4/05/16	(49,477)
USD	2,480,613	GBP	1,753,000	State Street Bank and Trust Co.	4/05/16	(37,163)
USD	11,457,173	AUD	14,898,000	UBS AG	5/04/16	55,130
USD	142,375,702	CAD	184,150,000	Westpac Banking Corp.	5/04/16	579,383
USD	754,233,631	EUR	661,504,000	Morgan Stanley & Co. International PLC	5/04/16	737,727
USD	263,092,040	GBP	182,969,000	Royal Bank of Scotland PLC	5/04/16	276,411
Total						$(45,497,328)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	55

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Exchange-Traded Options Purchased

Description	Put/Call	Expiration Date	Strike Price		Contracts	Value
Consumer Staples Select Sector SPDR ETF	Put	4/15/16	USD	51.50	31,220	$296,590

OTC Options Purchased

Description	Put/Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Marsico Parent Superholdco LLC	Call	Goldman Sachs & Co.	12/14/19	USD	942.86	107	$1

Exchange-Traded Options Written

Description	Put/Call	Expiration Date	Strike Price		Contracts	Value
Consumer Staples Select Sector SPDR ETF	Put	4/15/16	USD	49.00	31,220	$(93,660)

Centrally Cleared Credit Default Swaps — Sell Protection

Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 25 Version 1	5.00%	12/20/20	B+	USD	430,183	$23,830,966

[1]	Using S&P’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Sell Protection

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Community Health Systems, Inc.	5.00%	BNP Paribas S.A.	9/20/16	Not Rated	USD	2,000	$39,351	$ (20,725)	$ 60,076
Charter Communication, Inc.	8.00%	Deutsche Bank AG	9/20/17	Not Rated	USD	16,770	1,938,665	(596)	1,939,261
CNH Industrial NV	5.00%	BNP Paribas S.A.	12/20/20	BB+	EUR	1,489	155,139	163,815	(8,676)
Fiat Chrysler Automobiles NV	5.00%	Bank of America N.A.	12/20/20	BB	EUR	1,613	135,628	145,927	(10,299)
Fiat Chrysler Automobiles NV	5.00%	Bank of America N.A.	12/20/20	BB	EUR	15	1,292	1,393	(101)
Fiat Chrysler Automobiles NV	5.00%	Barclays Bank PLC	12/20/20	BB	EUR	3,328	279,265	331,525	(52,260)
Fiat Chrysler Automobiles NV	5.00%	Barclays Bank PLC	12/20/20	BB	EUR	2,377	199,476	236,804	(37,328)
Total							$2,748,816	$858,143	$1,890,673

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

OTC Total Return Swaps

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)			Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Goldman Sachs International	6/20/16	USD	35,000		$ (207,566)	—	$ (207,566)
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Goldman Sachs International	6/20/16	USD	29,000		654,904	—	654,904
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	JPMorgan Chase Bank N.A.	6/20/16	USD	96,000		(1,967,314)	—	(1,967,314)
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	JPMorgan Chase Bank N.A.	6/20/16	USD	75,000		(673,942)	—	(673,942)
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Morgan Stanley & Co. International PLC	6/20/16	USD	50,000		404,480	—	404,480
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Morgan Stanley & Co. International PLC	6/20/16	USD	50,000		(1,024,643)	—	(1,024,643)
iBoxx USD Liquid High Yield Oil & Gas Index	3-month LIBOR[1]	Goldman Sachs International	6/20/16	USD	7,500		267,700	—	267,700
iBoxx USD Liquid High Yield Oil & Gas Index	3-month LIBOR[1]	Goldman Sachs International	6/20/16	USD	7,500		224,114	—	224,114
iBoxx USD Liquid High Yield Oil & Gas Index	3-month LIBOR[1]	Goldman Sachs International	6/20/16	USD	2,500		(12,054)	—	(12,054)
Morgan Stanley Energy Long Basket Index	Overnight OIS plus 0.25%[2]	Morgan Stanley & Co. International PLC	3/30/17		8,579	[3]	—	—	—
Morgan Stanley Energy Long Basket Index	Overnight OIS plus 0.25%[2]	Morgan Stanley & Co. International PLC	3/30/17		8,579	[3]	—	—	—
Total							$(2,334,321)	—	$(2,334,321)

[1]	Fund receives the total return of the reference entity and pays the floating rate. Net payment made at termination.

[2]	Fund receives the total return of the reference entity and pays the floating rate.

[3]	Contract amount shown.

Transactions in Options Written for the Period Ended March 31, 2016
	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options, beginning of period	—	—	—	—
Options written	16,147	$ 501,489	40,420	$1,070,676
Options closed	(16,147)	(501,489)	(9,200)	(938,007)

Outstanding options, end of period	—	—	31,220	$ 132,669

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	57

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$159,038	—	$159,038
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$1,858,811	—	—	1,858,811
Options purchased	Investments at value — unaffiliated[2]	—	—	$296,591	—	—	—	296,591
	Unrealized appreciation on OTC swaps;
Swaps — OTC	Swap premiums paid	—	$2,878,801	—	—	1,551,198	—	4,429,999
Swaps — centrally cleared	Net unrealized appreciation[1]	—	23,830,966	—	—	—	—	23,830,966
Total		—	$26,709,767	$296,591	$1,858,811	1,710,236	—	$30,575,405

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$9,797,912	—	$71,039	—	$9,868,951
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$47,356,139	—	—	47,356,139
Options written	Options written at value	—	—	93,660	—	—	—	93,660
	Unrealized depreciation on OTC swaps;
Swaps — OTC	Swap premiums received	—	$129,985	—	—	3,885,519	—	4,015,504
Total		—	$129,985	$9,891,572	$47,356,139	$3,956,558	—	$61,334,254

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended March 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(37,506,871)	—	$(5,397,342)	—	$(42,904,213)
Forward foreign currency exchange contracts	—	—	—	$56,021,855	—	—	56,021,855
Options purchased[1]	—	—	(5,630,163)	—	—	—	(5,630,163)
Options written	—	—	784,254	—	—	—	784,254
Swaps	—	$22,150,593	(8,032,146)	—	(55,982,920)	—	(41,864,473)

Total	—	$22,150,593	$(50,384,926)	$56,021,855	$(61,380,262)	—	$(33,592,740)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$(34,430,827)	—	$1,585,675	—	$(32,845,152)
Forward foreign currency exchange contracts	—	—	—	$(55,077,850)	—	—	(55,077,850)
Options purchased[2]	—	—	(801,743)	—	—	—	(801,743)
Options written	—	—	39,009	—	—	—	39,009
Swaps	—	$22,334,149	715,761	—	40,590,562	—	63,640,472

Total	—	$22,334,149	$(34,477,800)	$(55,077,850)	$42,176,237	—	$(25,045,264)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$964,468,366
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,807,349,352
Average amounts sold — in USD	$35,781,991
Options:
Average value of option contracts purchased	$148,296
Average value of option contracts written	$46,830
Credit default swaps:
Average notional value — sell protection	$353,476,642
Total return swaps:
Average notional value	$915,033,004

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 461,438		$ 398,548
Forward foreign currency exchange contracts	1,858,811		47,356,139
Options	296,591	[1]	93,660
Swaps — centrally cleared	1,256,692		—
Swaps — OTC[2]	4,429,999		4,015,504

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$ 8,303,531		$51,863,851
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,014,720)		(492,208)

Total derivative assets and liabilities subject to an MNA	$ 6,288,811		$51,371,643

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$ 147,320	$ (54,528)	—	—	$ 92,792
Barclays Bank PLC	568,329	(89,588)	—	$(478,741)	—
BNP Paribas S.A.	223,891	(29,401)	—	—	194,490
Deutsche Bank AG	1,939,261	(596)	—	(1,938,665)	—
Goldman Sachs & Co.	1	—	—	—	1
Goldman Sachs International	1,146,718	(219,620)	—	(800,000)	127,098
Morgan Stanley & Co. International PLC	1,209,383	(1,209,383)	—	—	—
Royal Bank of Scotland PLC	380,031	(380,031)	—	—	—
Standard Chartered Bank	39,364	(27,077)	—	—	12,287
UBS AG	55,130	(55,130)	—	—	—
Westpac Banking Corp.	579,383	(579,383)	—	—	—

Total	$6,288,811	$(2,644,737)	—	$(3,217,406)	$426,668

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5]
Bank of America N.A.	$ 54,528	$ (54,528)	—	—	—
Barclays Bank PLC	89,588	(89,588)	—	—	—
BNP Paribas S.A.	29,401	(29,401)	—	—	—
Citibank N.A.	45,112	—	—	—	$ 45,112
Deutsche Bank AG	596	(596)	—	—	—
Goldman Sachs International	219,620	(219,620)	—	—	—
HSBC Bank PLC	198,198	—	—	—	198,198
JPMorgan Chase Bank N.A.	2,641,256	—	—	$(2,641,256)	—
Morgan Stanley & Co. International PLC	31,311,316	(1,209,383)	—	(930,000)	29,171,933
Royal Bank of Scotland PLC	10,008,287	(380,031)	—	—	9,628,256
Standard Chartered Bank	27,077	(27,077)	—	—	—
State Street Bank and Trust Co.	122,597	—	—	—	122,597
UBS AG	781,106	(55,130)	—	—	725,976
Westpac Banking Corp.	5,842,961	(579,383)	—	—	5,263,578

Total	$51,371,643	$(2,644,737)	—	$(3,571,256)	$45,155,650

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[5]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	59

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$316,927,271	$143,305,645	$460,232,916
Common Stocks	$224,386,700	211,367,992	4,475,408	440,230,100
Corporate Bonds	—	13,086,981,995	186,724,849	13,273,706,844
Floating Rate Loan Interests	—	1,219,792,370	19,924,498	1,239,716,868
Foreign Agency Obligations	—	31,075,174	—	31,075,174
Investment Companies	464,442,818	12,845,000	—	477,287,818
Non-Agency Mortgage-Backed Securities	—	45,724,419	—	45,724,419
Other Interests	—	5,625	26,801,147	26,806,772
Preferred Securities	109,741,123	623,255,645	123,675,404	856,672,172
Warrants	644,325	—	92,647	736,972
Short-Term Securities	246,434,562	—	—	246,434,562
Options Purchased:
Equity Contracts	296,590	1	—	296,591

Subtotal	$1,045,946,118	$15,547,975,492	$504,999,598	$17,098,921,208

Investments Valued at NAV[1]:				3,684,108

Total investments				$17,102,605,316

[1] As of March 31, 2016, certain of the Fund’s investments were fair valued using NAV per share or its equivalent and have been excluded from the fair value hierarchy.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$25,830,303	—	$25,830,303
Foreign currency exchange contracts	—	1,858,811	—	1,858,811
Interest rate contracts	$159,038	1,551,198	—	1,710,236
Liabilities:
Credit contracts	—	(108,664)	—	(108,664)
Equity contracts	(9,891,572)	—	—	(9,891,572)
Foreign currency exchange contracts	—	(47,356,139)	—	(47,356,139)
Interest rate contracts	(71,039)	(3,885,519)	—	(3,956,558)

Total	$(9,803,573)	$(22,110,010)	—	$(31,913,583)

[2]    Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$24,777,076	—	—	$24,777,076
Foreign currency at value	2,011,052	—	—	2,011,052
Cash pledged:
Collateral — OTC derivatives	4,260,000	—	—	4,260,000
Futures contracts	28,944,950	—	—	28,944,950
Centrally cleared swaps	28,620,000	—	—	28,620,000
Liabilities:
Cash received as collateral — OTC derivatives	—	$(3,800,000)	—	(3,800,000)
Reverse repurchase agreements	—	(17,281,574)	—	(17,281,574)

Total	$88,613,078	$(21,081,574)	—	$67,531,504

During the six months ended March 31, 2016, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	MARCH 31, 2016

Consolidated Schedule of Investments (concluded)	BlackRock High Yield Bond Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Other Interests	Preferred Securities	Warrants	Total
Assets:
Opening Balance, as of September 30, 2015[1]	$183,049,020	$7,535,003	$182,537,628	$ 62,148,325	$19,000,530	$27,378,140	$140,041,273	$969,420	$622,659,339
Transfers into Level 3	—	—	5,884,356	5,647,066	—	2,425,438	—	—	13,956,860
Transfers out of Level 3	(20,052,170)	—	—	(29,105,482)	—	—	—	(589,987)	(49,747,639)
Accrued discounts/premiums	295,206	—	(65,685)	227,886	24,151	—	—	—	481,558
Net realized gain (loss)	(1,759,728)	(6,548,091)	(101,657)	147,232	(473,623)	(2,550)	(4,802,999)	(15)	(13,541,431)
Net change in unrealized appreciation (depreciation)[2,3]	(20,431,051)	3,390,250	7,273,957	486,141	110,042	(2,999,881)	(1,761,847)	(286,771)	(14,219,160)
Purchases	22,057,718	98,247	7,141,825	—	—	—	—	—	29,297,790
Sales	(19,853,350)	(1)	(15,945,575)	(19,626,670)	(18,661,100)	—	(9,801,023)	—	(83,887,719)

Closing Balance, as of March 31, 2016	$143,305,645	$4,475,408	$186,724,849	$ 19,924,498	—	$26,801,147	$123,675,404	$92,647	$504,999,598

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016[3]	$(20,529,444)	$(3,126,242)	$(2,324,467)	$ (300,212)	—	$(3,002,428)	$(6,918,729)	$(95,504)	$(36,297,026)

[1]

The opening balance of Preferred Securities has been restated to exclude certain investments amounting to $3,032,935 that were fair valued using NAV per share that have been excluded from the fair value hierarchy.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $292,922,667.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$4,336,477	Market Comparables	2P (Proved and Probable) Reserves + 2C (Contingent) Resources Multiple[1]	$1.36
			PV-10 Multiple[1,2]	0.345x
			Daily Production Multiple[1]	$42.10
Corporate Bonds[3]	182,568,557	Discounted Cash Flow	Internal Rate of Return[4]	10.68%
		Last Trade	Implied internal Rate of Return[4]	9.54%
		Estimated Recovery Value	N/A	—
Other Investments Including Other Interests	25,171,897	Market Comparables	Tangible Book Value Multiple[1]	1.05x
		Last Dealer Mark-Adjusted	Delta Adjustment Based on Daily Movement in the Common Equity[1]	92.00%
		Black-Scholes	Implied Volatility[1]	45.30%

Total	$212,076,931

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Present value of estimated future oil and gas revenues, net of estimated direct expenses discounted at an annual discount rate of 10%.

[3]

For the period ended March 31, 2016, the valuation technique for certain investments classified as corporate bonds changed to utilize last trade. The investment was previously valued utilizing an income approach. Last trade was considered to be a more relevant measure of fair value for this investment.

[4]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	61

Schedule of Investments March 31, 2016 (Unaudited)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd.:
Series 2007-1A, Class A1S, 0.83%, 4/20/21 (a)(b)	USD	305	$305,223
Series 2012-1AR, Class A1R, 1.57%, 9/20/23 (a)(b)		39,107	39,003,132
Aircraft Lease Securitisation Ltd., Series 2007-1A, Class G3, 0.70%, 5/10/32 (a)(b)		1,392	1,374,537
American Credit Acceptance Receivables Trust, Series 2014-4, Class A, 1.33%, 7/10/18 (a)		1,193	1,191,939
Apidos CDO V, Series 2007-5A, Class A1S, 0.85%, 4/15/21 (a)(b)		5,391	5,323,034
APOLLO Trust, Series 2009-1, Class A3, 3.39%, 6/03/17 (b)	AUD	3,456	2,654,320
Ares XXV CLO Ltd., Series 2012-3A, Class A, 2.01%, 1/17/24 (a)(b)	USD	5,000	4,952,850
Atrium CDO Corp., Series 7AR, Class AR, 1.42%, 11/16/22 (a)(b)		6,166	6,124,351
AUTO ABS FCT Compartiment, Series 2013-2, Class A, 0.52%, 1/27/23 (b)	EUR	4,634	5,280,445
B2R Mortgage Trust, Series 2015-1, Class A1, 2.52%, 5/15/48 (a)	USD	13,103	12,726,200
BA Credit Card Trust, Series 2014-A1, Class A, 0.82%, 6/15/21 (b)		15,055	15,042,948
BlueMountain CLO Ltd.:
Series 2012-1A, Class A, 1.94%, 7/20/23 (a)(b)		10,700	10,644,190
Series 2013-4A, Class A, 2.12%, 4/15/25 (a)(b)		6,500	6,479,200
Capital One Multi-Asset Execution Trust, Series 2015-A2, Class A2, 2.08%, 3/15/23		20,000	20,273,706
CarMax Auto Owner Trust:
Series 2014-4, Class C, 2.44%, 11/16/20		3,500	3,532,398
Series 2015-2, Class A3, 1.37%, 3/16/20		59,365	59,394,819
CIFC Funding Ltd.:
Series 2011-1AR, Class A1R, 1.59%, 1/19/23 (a)(b)		3,607	3,603,093
Series 2012-2A, Class A1R, 1.99%, 12/05/24 (a)(b)		20,250	20,089,031
Series 2012-3A, Class A1L, 2.00%, 1/29/25 (a)(b)		10,000	9,969,410
COA Caerus CLO Ltd., Series 2007-6A, Class A1, 1.26%, 12/13/19 (a)(b)		339	336,842
Colony American Homes, Series 2015-1A, Class A, 1.64%, 7/17/32 (a)(b)		14,478	14,149,081
Conseco Financial Corp., Series 1993-4, Class A5, 7.05%, 1/15/19		14	13,930
Cornerstone CLO Ltd., Series 2007-1A, Class A1S, 0.84%, 7/15/21 (a)(b)		4,304	4,266,335
Countrywide Asset-Backed Certificates, Series 2005-17, Class 1AF2, 4.76%, 5/25/36 (b)		120	694,174
Credit Acceptance Auto Loan Trust:
Series 2013-2A, Class B, 2.26%, 10/15/21 (a)		6,000	5,989,082
Series 2015-1A, Class A, 2.00%, 7/15/22 (a)		21,055	21,013,983
Crusade ABS Trust, Series 2012-1, Class A, 3.10%, 7/12/23 (b)	AUD	3,338	2,560,772
Drive Auto Receivables Trust, Series 2015-AA, Class B, 2.28%, 6/17/19 (a)	USD	18,715	18,742,803
Dryden XVI-Leveraged Loan CDO, Series 2006-16A, Class A1, 0.86%, 10/20/20 (a)(b)		1,822	1,810,419
Dryden XXV Senior Loan Fund, Series 2012-25A, Class A, 2.00%, 1/15/25 (a)(b)		9,700	9,643,842

Asset-Backed Securities		Par (000)	Value
Flatiron CLO Ltd., Series 2011-1A, Class A, 2.17%, 1/15/23 (a)(b)	USD	5,637	$5,599,019
Fore CLO Ltd., Series 2007-1A, Class A2, 1.07%, 7/20/19 (a)(b)		7,156	7,074,776
Four Corners CLO III Ltd., Series 2006-3A, Class C, 1.30%, 7/22/20 (a)(b)		8,000	7,699,190
Fraser Sullivan CLO VII Ltd.:
Series 2012-7A, Class A2R, 2.42%, 4/20/23 (a)(b)		8,250	8,127,240
Series 2012-7A, Class BR, 3.12%, 4/20/23 (a)(b)		6,800	6,563,632
Series 2012-7A, Class CR, 3.74%, 4/20/23 (a)(b)		2,100	1,946,343
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 1.77%, 4/25/25 (a)(b)		5,000	4,879,004
Halcyon Loan Investors CLO I, Inc., Series 2006-1A, Class B, 1.31%, 11/20/20 (a)(b)		10,000	9,545,859
Heller Financial, Series 1998-1, Class A, 1.12%, 7/15/24 (a)(b)		190	111,231
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A, 1.25%, 1/15/24 (a)(b)		110	106,973
ING Investment Management CLO Ltd., Series 2012-1RA, Class A1R, 1.54%, 3/14/22 (a)(b)		20,119	20,044,000
LCM XII LP, Series 12A, Class AR, 1.88%, 10/19/22 (a)(b)		29,750	29,270,243
LCM XIV LP, Series 14A, Class A, 1.77%, 7/15/25 (a)(b)		2,100	2,044,560
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/01/27 (a)		15,289	15,241,720
Madison Park Funding Ltd., Series 2012-8AR, Class CR, 3.10%, 4/22/22 (a)(b)		1,900	1,899,789
Madison Park Funding VIII Ltd., Series 2012-8AR, Class DR, 4.15%, 4/22/22 (a)(b)		1,000	941,410
Madison Park Funding XIV Ltd., Series 2014-14A, Class D, 4.22%, 7/25/26 (a)(b)		1,750	1,546,877
Navient Private Education Loan Trust, Series 2014-CTA, Class A, 1.14%, 9/16/24 (a)(b)		2,310	2,281,306
NextGear Floorplan Master Owner Trust:
Series 2014-1A, Class A, 1.92%, 10/15/19 (a)		25,820	25,570,238
Series 2014-1A, Class B, 2.61%, 10/15/19 (a)		3,285	3,252,240
OHA Park Avenue CLO I Ltd., Series 2007-1A, Class A1B, 0.86%, 3/14/22 (a)(b)		7,318	7,212,318
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		19,955	19,904,879
Series 2014-2A, Class A, 2.47%, 9/18/24 (a)		25,500	25,400,481
OZLM Funding III Ltd., Series 2013-3A, Class A1, 1.95%, 1/22/25 (a)(b)		14,270	14,021,702
Palmer Square CLO Ltd., Series 2014-1A, Class A1, 1.89%, 10/17/22 (a)(b)		14,898	14,901,947
PFS Financing Corp.:
Series 2014-AA, Class B, 1.39%, 2/15/19 (a)(b)		4,400	4,373,709
Series 2015-AA, Class A, 1.06%, 4/15/20 (a)(b)		10,015	9,886,903
Regatta Funding Ltd., Series 2007-1A, Class A1L, 0.88%, 6/15/20 (a)(b)		358	357,399

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Santander Drive Auto Receivables Trust:
Series 2011-4, Class E, 7.20%, 11/15/18	USD	12,295	$12,376,065
Series 2012-1, Class E, 6.77%, 2/15/19 (a)		16,945	17,113,752
Series 2012-2A, Class E, 5.95%, 4/15/19 (a)		19,455	19,726,051
Series 2012-3, Class C, 3.01%, 4/16/18		2,646	2,649,283
Series 2012-5, Class C, 2.70%, 8/15/18		1,409	1,414,567
Series 2012-6, Class C, 1.94%, 3/15/18		862	862,838
Series 2013-A, Class C, 3.12%, 10/15/19 (a)		13,400	13,570,029
Series 2014-2, Class C, 2.33%, 11/15/19		4,602	4,623,651
Series 2014-4, Class C, 2.60%, 11/16/20		10,065	10,126,706
Series 2014-S5, Class R, 1.43%, 6/18/19 (a)		356	355,774
Sheridan Square CLO Ltd., Series 2013-1A, Class A1, 1.67%, 4/15/25 (a)(b)		3,300	3,222,025
Silver Bay Realty Trust, Series 2014-1, Class A, 1.44%, 9/17/31 (a)(b)		11,066	10,779,651
SLC Private Student Loan Trust, Series 2006-A, Class A5, 0.79%, 7/15/36 (b)		1,597	1,580,375
SLM Private Credit Student Loan Trust:
Series 2003-B, Class A2, 1.03%, 3/15/22 (b)		2,029	1,996,113
Series 2004-A, Class A3, 1.03%, 6/15/33 (b)		3,342	3,080,353
Series 2004-B, Class A2, 0.83%, 6/15/21 (b)		2,044	2,028,416
Series 2004-B, Class A3, 0.96%, 3/15/24 (b)		6,000	5,477,648
SLM Private Education Loan Trust:
Series 2011-A, Class A3, 2.94%, 1/15/43 (a)(b)		6,258	6,312,698
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		8,314	8,723,493
Series 2012-C, Class A1, 1.54%, 8/15/23 (a)(b)		1,278	1,276,873
Series 2013-B, Class A2A, 1.85%, 6/17/30 (a)		3,500	3,429,972
Series 2013-C, Class A1, 1.29%, 2/15/22 (a)(b)		6,857	6,841,776
Series 2014-A, Class A2B, 1.58%, 1/15/26 (a)(b)		2,500	2,476,055
SLM Student Loan Trust:
Series 2003-11, Class A6, 1.38%, 12/15/25 (a)(b)		11,900	11,383,540
Series 2013-4, Class A, 0.98%, 6/25/27 (b)		10,823	10,351,048
SoFi Professional Loan Program LLC:
Series 2015-A, Class A1, 1.63%, 3/25/33 (a)(b)		14,826	14,498,770
Series 2015-D, Class A2, 2.72%, 10/27/36 (a)		19,534	19,440,886
Soundview Home Loan Trust, Series 2003-2, Class A2, 1.73%, 11/25/33 (b)		827	815,574
SpringCastle America Funding LLC, Series 2014-AA, Class A, 2.70%, 5/25/23 (a)		12,528	12,476,173
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24 (a)		10,000	9,895,503
SWAY Residential Trust, Series 2014-1, Class A, 1.74%, 1/17/32 (a)(b)		12,659	12,449,193
Synchrony Credit Card Master Note Trust, Series 2015-2, Class A, 1.60%, 4/15/21		8,325	8,336,842
Tryon Park CLO Ltd., Series 2013-1A, Class A1, 1.74%, 7/15/25 (a)(b)		5,070	4,944,064

Asset-Backed Securities		Par (000)	Value
Voya CLO Ltd., Series 2013-1A, Class A1, 1.76%, 4/15/24 (a)(b)	USD	2,500	$2,469,721
Westbrook CLO Ltd., Series 2006-1A, Class A1, 0.81%, 12/20/20 (a)(b)		3,056	3,036,812
WG Horizons CLO, Series 2006-1A, Class A1, 0.90%, 5/24/19 (a)(b)		4,243	4,220,978
Total Asset-Backed Securities — 16.3%			811,354,345

Corporate Bonds
Air Freight & Logistics — 0.0%
Federal Express Corp. Pass-Through Trust, Series 2012, 2.63%, 1/15/18 (a)		1,152	1,158,570
Airlines — 1.4%
American Airlines Pass-Through Trust, Series 2013-2, Class B, 5.60%, 7/15/20 (a)		7,097	7,168,204
Continental Airlines Pass-Through Trust:
Series 2000-1, Class B, 8.39%, 5/01/22		887	904,750
Series 2003-ERJ1, Class RJO3, 7.88%, 1/02/20		152	158,128
Series 2009-1, 9.00%, 7/08/16		6,998	7,148,069
Series 2009-2, Class B, 9.25%, 5/10/17		8,869	9,392,841
Delta Air Lines Pass-Through Trust, Series 2012-1, Class B, 6.88%, 5/07/19 (a)		3,407	3,576,979
Northwest Airlines Pass-Through Trust, Series 2002-1, Class G-2, 6.26%, 5/20/23		999	1,064,672
U.S. Airways Pass-Through Trust:
Series 2011-1, Class B, 9.75%, 10/22/18		10,928	12,239,328
Series 2012-1, Class B, 8.00%, 4/01/21		5,426	5,995,410
Series 2012-2, Class C, 5.45%, 6/03/18		1,500	1,500,000
Virgin Australia Trust:
Series 2013-1A, 5.00%, 10/23/23 (a)		6,536	6,667,123
Series 2013-1B, 6.00%, 4/23/22 (a)		10,959	11,068,379

			66,883,883
Auto Components — 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		5,500	5,472,500
4.88%, 3/15/19		7,040	6,758,400

			12,230,900
Automobiles — 0.2%
Volkswagen Group of America Finance LLC, 1.65%, 5/22/18 (a)		10,980	10,826,126
Banks — 5.4%
Bank of America Corp.:
Series L, 2.60%, 1/15/19		42,700	43,422,057
Series L, 2.65%, 4/01/19		30,275	30,806,417
Bank of Nova Scotia, 1.95%, 1/30/17 (a)		65,000	65,528,385
CIT Group, Inc., 5.25%, 3/15/18		15,000	15,517,500
Citizens Bank N.A., 2.30%, 12/03/18		6,790	6,828,370
JPMorgan Chase & Co., 2.35%, 1/28/19		28,309	28,840,870
Royal Bank of Canada, 1.20%, 9/19/17		43,370	43,327,064
Westpac Banking Corp., 1.38%, 5/30/18 (a)		35,000	34,952,785

			269,223,448
Beverages — 0.8%
Anheuser-Busch InBev Finance, Inc.:
1.90%, 2/01/19		24,535	24,885,360
2.65%, 2/01/21		13,550	13,923,804

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	63

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Corporate Bonds		Par (000)	Value
Beverages (continued)
Constellation Brands, Inc., 7.25%, 5/15/17	USD	1,214	$1,283,805

			40,092,969
Biotechnology — 1.0%
AbbVie, Inc.:
1.75%, 11/06/17		9,170	9,212,439
1.80%, 5/14/18		23,306	23,462,523
2.50%, 5/14/20		3,800	3,868,674
Amgen, Inc., 2.20%, 5/22/19		4,500	4,603,410
Biogen, Inc., 2.90%, 9/15/20		6,000	6,174,894

			47,321,940
Capital Markets — 1.2%
American Capital, Ltd., 6.50%, 9/15/18 (a)		7,181	7,288,715
Goldman Sachs Group, Inc., 2.90%, 7/19/18		19,661	20,120,104
Morgan Stanley, 2.38%, 7/23/19		30,337	30,655,872

			58,064,691
Commercial Services & Supplies — 0.3%
Aviation Capital Group Corp.:
3.88%, 9/27/16 (a)		14,855	14,929,275
4.63%, 1/31/18 (a)		1,000	1,022,500

			15,951,775
Communications Equipment — 0.0%
CommScope, Inc., 4.38%, 6/15/20 (a)		1,925	1,977,938
Consumer Finance — 3.7%
Ally Financial, Inc.:
5.50%, 2/15/17		15,000	15,274,800
6.25%, 12/01/17		3,254	3,392,295
3.25%, 2/13/18		7,000	6,930,000
Capital One Financial Corp., 3.15%, 7/15/16		10,000	10,056,970
Capital One N.A., 2.35%, 8/17/18		40,050	40,256,177
Ford Motor Credit Co. LLC:
3.98%, 6/15/16		1,790	1,801,347
1.72%, 12/06/17		47,000	46,653,516
2.94%, 1/08/19		4,000	4,061,712
General Motors Financial Co., Inc.:
3.00%, 9/25/17		10,000	10,088,700
3.25%, 5/15/18		1,450	1,474,132
3.10%, 1/15/19		15,690	15,877,637
3.70%, 11/24/20		4,750	4,840,787
Nissan Motor Acceptance Corp., 2.00%, 3/08/19 (a)		7,210	7,267,046
Synchrony Financial:
1.88%, 8/15/17		6,700	6,679,277
2.60%, 1/15/19		6,785	6,799,493

			181,453,889
Diversified Financial Services — 0.8%
CNH Industrial Capital LLC, 6.25%, 11/01/16		7,500	7,650,000
Hyundai Capital America, 2.40%, 10/30/18 (a)		4,395	4,424,323
Voya Financial, Inc., 2.90%, 2/15/18		26,479	26,886,909

			38,961,232
Diversified Telecommunication Services — 0.8%
AT&T Inc., 2.45%, 6/30/20		6,370	6,454,855
Verizon Communications, Inc.:
3.65%, 9/14/18		29,769	31,318,953
6.35%, 4/01/19		2,953	3,345,749

			41,119,557
Electric Utilities — 0.1%
Exelon Corp., 1.55%, 6/09/17		5,335	5,326,501

Corporate Bonds		Par (000)	Value
Electric Utilities (continued)
Kentucky Power Co., 6.00%, 9/15/17 (a)	USD	1,000	$1,054,577

			6,381,078
Electronic Equipment, Instruments & Components — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16		6,642	6,737,678
Energy Equipment & Services — 0.2%
Schlumberger Holdings Corp., 2.35%, 12/21/18 (a)		9,475	9,537,156
Health Care Equipment & Supplies — 0.4%
St. Jude Medical, Inc., 2.00%, 9/15/18		12,275	12,409,387
Stryker Corp., 2.00%, 3/08/19		4,710	4,760,298
Zimmer Biomet Holdings, Inc., 2.00%, 4/01/18		3,930	3,939,338

			21,109,023
Hotels, Restaurants & Leisure — 0.4%
McDonald’s Corp., 2.75%, 12/09/20		6,915	7,162,059
Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	3,808	5,585,602
Series M, 7.40%, 3/28/24		4,920	6,853,622

			19,601,283
Household Durables — 0.2%
D.R. Horton, Inc.:
4.75%, 5/15/17	USD	1,980	2,024,550
3.75%, 3/01/19		2,135	2,177,700
Lennar Corp., 4.75%, 12/15/17		4,332	4,429,470
Toll Brothers Finance Corp., 8.91%, 10/15/17		1,710	1,872,450

			10,504,170
Insurance — 1.2%
American International Group, Inc.:
5.85%, 1/16/18		7,010	7,514,951
3.30%, 3/01/21		20,887	21,354,597
Aon Corp., 3.13%, 5/27/16		7,841	7,868,051
AXIS Specialty Finance PLC, 2.65%, 4/01/19		13,545	13,543,686
Berkshire Hathaway Finance Corp., 1.70%, 3/15/19		2,190	2,220,391
Genworth Holdings, Inc.:
6.52%, 5/22/18		5,750	5,520,000
7.70%, 6/15/20		3,033	2,676,623

			60,698,299
IT Services — 0.8%
Hewlett Packard Enterprise Co., 2.85%, 10/05/18 (a)		26,353	26,795,520
Visa, Inc., 2.20%, 12/14/20		10,030	10,279,175

			37,074,695
Machinery — 0.4%
Case New Holland Industrial, Inc., 7.88%, 12/01/17		18,000	19,350,000
Media — 1.5%
Cablevision Systems Corp., 8.63%, 9/15/17		1,973	2,086,448
CCO Safari II LLC, 3.58%, 7/23/20 (a)		10,158	10,379,820
Comcast Corp., 5.15%, 3/01/20		7,495	8,433,441
DISH DBS Corp.:
4.63%, 7/15/17		1,820	1,856,400
4.25%, 4/01/18		5,000	5,123,950
Interpublic Group of Cos., Inc., 2.25%, 11/15/17		13,816	13,817,382
Omnicom Group, Inc., 5.90%, 4/15/16		4,192	4,197,642
Sky PLC:
6.10%, 2/15/18 (a)		9,277	9,957,310

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Corporate Bonds		Par (000)	Value
Media (continued)
2.63%, 9/16/19 (a)	USD	20,595	$20,808,714

			76,661,107
Metals & Mining — 0.0%
Novelis, Inc., 8.38%, 12/15/17		1,900	1,932,300
Oil, Gas & Consumable Fuels — 0.5%
Enterprise Products Operating LLC, Series A, 8.38%, 8/01/66 (b)		7,372	5,823,880
Marathon Petroleum Corp., 2.70%, 12/14/18		12,670	12,655,125
Sabine Pass LNG LP, 7.50%, 11/30/16		7,740	7,964,460

			26,443,465
Pharmaceuticals — 1.0%
Actavis Funding SCS, 2.45%, 6/15/19		1,650	1,667,874
Actavis, Inc., 1.88%, 10/01/17		12,629	12,682,850
Forest Laboratories LLC, 4.38%, 2/01/19 (a)		25,000	26,525,600
Perrigo Co. PLC, 2.30%, 11/08/18		7,306	7,298,972

			48,175,296
Real Estate Investment Trusts (REITs) — 0.7%
HCP, Inc.:
5.63%, 5/01/17		7,320	7,591,638
6.70%, 1/30/18		5,440	5,857,993
Nationwide Health Properties, Inc., 6.59%, 7/07/38		1,400	1,818,610
Ventas Realty LP/Ventas Capital Corp., 2.00%, 2/15/18		11,890	11,905,314
WEA Finance LLC/Westfield UK & Europe Finance PLC, 1.75%, 9/15/17 (a)		7,665	7,635,850

			34,809,405
Road & Rail — 0.8%
ERAC USA Finance LLC, 6.38%, 10/15/17 (a)		6,000	6,409,800
Kansas City Southern, 1.32%, 10/28/16 (a)(b)		14,000	13,885,522
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.75%, 5/11/17 (a)		1,460	1,482,539
3.38%, 3/15/18 (a)		5,000	5,103,365
2.88%, 7/17/18 (a)		6,748	6,796,950
3.05%, 1/09/20 (a)		5,346	5,315,699

			38,993,875
Semiconductors & Semiconductor Equipment — 0.4%
Maxim Integrated Products, Inc., 2.50%, 11/15/18		18,000	18,098,334
NXP BV/NXP Funding LLC, 3.75%, 6/01/18 (a)		2,167	2,194,088

			20,292,422
Specialty Retail — 0.3%
QVC, Inc., 3.13%, 4/01/19		12,530	12,568,818
Tobacco — 0.6%
Philip Morris International, Inc.:
1.38%, 2/25/19		2,945	2,954,383
1.88%, 2/25/21		3,105	3,120,718
Reynolds American, Inc.:
3.50%, 8/04/16		15,000	15,093,645
2.30%, 6/12/18		7,025	7,165,275

			28,334,021
Trading Companies & Distributors — 1.5%
Air Lease Corp.:
2.13%, 1/15/18		21,140	20,928,600
2.63%, 9/04/18		8,975	8,918,341
3.38%, 1/15/19		3,500	3,489,063
Aircastle Ltd., 6.75%, 4/15/17		16,732	17,505,855
GATX Corp., 1.25%, 3/04/17		9,600	9,532,723
International Lease Finance Corp.:
6.75%, 9/01/16 (a)		8,280	8,404,200

Corporate Bonds		Par (000)	Value
Trading Companies & Distributors (continued)
7.13%, 9/01/18 (a)	USD	3,680	$4,011,200

			72,789,982
Wireless Telecommunication Services — 0.3%
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		12,715	13,318,963
Total Corporate Bonds — 27.2%			1,350,579,954

Floating Rate Loan Interests (b)
Hotels, Restaurants & Leisure — 0.2%
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		8,382	7,719,880

Foreign Government Obligations
Brazil — 0.0%
Federative Republic of Brazil:
2.63%, 1/05/23		639	547,943
6.00%, 4/07/26		1,482	1,504,230
5.63%, 1/07/41		250	215,625

			2,267,798
Cyprus — 0.4%
Republic of Cyprus:
4.75%, 6/25/19	EUR	9,815	11,760,443
4.63%, 2/03/20		8,454	10,112,843

			21,873,286
Iceland — 0.2%
Republic of Iceland:
4.88%, 6/16/16 (a)	USD	4,147	4,166,561
4.88%, 6/16/16		7,612	7,647,906

			11,814,467
Indonesia — 0.1%
Republic of Indonesia:
4.75%, 1/08/26 (a)		1,283	1,346,004
6.63%, 2/17/37		311	360,547
5.95%, 1/08/46		799	885,530

			2,592,081
Italy — 0.3%
Republic of Italy, 5.25%, 9/20/16		14,012	14,261,974
Mexico — 0.2%
United Mexican States:
4.75%, 6/14/18	MXN	39	224,255
6.50%, 6/09/22		100	603,566
10.00%, 12/05/24		398	2,957,294
5.75%, 3/05/26		197	1,123,110
7.75%, 5/29/31		193	1,261,872
7.75%, 11/13/42		237	1,544,625
United Mexican States Inflation Linked Bond, 3.50%, 12/14/17		20	647,378

			8,362,100
Portugal — 1.1%
Republic of Portugal:
4.75%, 6/14/19	EUR	32,460	41,053,455
2.88%, 7/21/26		12,095	13,667,332

			54,720,787

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	65

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Foreign Government Obligations		Par (000)	Value
Russia — 0.0%
Russian Federation, 7.00%, 8/16/23	RUB	9,880	$132,057
Slovenia — 0.1%
Republic of Slovenia, 2.25%, 3/25/22	EUR	3,210	3,991,758
Total Foreign Government Obligations — 2.4%			120,016,308

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.0%
Banc of America Mortgage Trust, Series 2003-J, Class 2A1, 3.03%, 11/25/33 (b)	USD	906	898,809
BCAP LLC Trust, Series 2010-RR2, Class 1A3, 2.86%, 6/26/45 (a)(b)		4,519	4,446,310
Bear Stearns Adjustable Rate Mortgage Trust:
Series 2004-5, Class 2A, 3.16%, 7/25/34 (b)		1,306	1,298,381
Series 2004-7, Class 4A, 2.84%, 10/25/34 (b)		222	218,378
Berica ABS Srl, Series 2012-2, Class A1, 0.10%, 11/30/51 (b)	EUR	3,018	3,423,480
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.53%, 12/25/35 (a)(b)(c)	USD	39	36,253
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 0.97%, 2/25/35 (b)		763	715,741
Series 2005-17, Class 1A6, 5.50%, 9/25/35		1,959	1,899,948
Series 2005-HYB8, Class 2A1, 2.84%, 12/20/35 (b)		1,674	1,446,526
Crusade Global Trust, Series 2006-2, Class A1, 0.68%, 11/15/37 (b)		13,498	13,466,599
First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 1A1, 2.80%, 2/25/35 (b)		314	310,147
MortgageIT Trust, Series 2004-1, Class A1, 1.21%, 11/25/34 (b)		2,578	2,434,019
National RMBS Trust, Series 2012-2, Class A1, 3.20%, 6/20/44 (b)	AUD	2,380	1,845,315
Rochester Financing No.1 PLC, Series 1, Class A1, 2.04%, 7/16/46 (b)	GBP	4,026	5,758,951
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2, 0.73%, 9/25/34 (b)	USD	1,590	1,364,555
TORRENS Trust, Series 2013-1, Class A, 3.04%, 4/12/44 (b)	AUD	13,615	10,365,692
Walsh Acceptance, Series 1997-2, Class A, 2.43%, 3/01/27 (a)(b)	USD	15	4,716

			49,933,820
Commercial Mortgage-Backed Securities — 9.5%
Banc of America Commercial Mortgage Trust:
Series 2007-2, Class AM, 5.62%, 4/10/49 (b)		4,150	4,245,123
Series 2007-5, Class AM, 5.77%, 2/10/51 (b)		6,719	6,932,359
Barclays Commercial Mortgage Trust, Series 2015-SLP, Class D, 3.64%, 2/15/28 (a)(b)		5,000	4,721,347
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class AMA, 6.09%, 6/11/50 (b)		5,000	5,179,614
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 1.84%, 12/15/27 (a)(b)		11,587	11,499,716

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class AMFX, 5.37%, 12/11/49 (b)	USD	13,674	$13,903,897
Citigroup/Deutsche Bank Mortgage Trust, Series 2007-CD5, Class AJ, 6.12%, 11/15/44 (b)		5,970	6,158,290
Commercial Mortgage Pass-Through Certificates:
Series 2012-9W57, Class A, 2.36%, 2/10/29 (a)		9,490	9,549,218
Series 2013-CR12, Class A2, 2.90%, 10/10/46		19,170	19,714,786
Series 2014-FL5, Class B, 2.59%, 9/15/16 (a)(b)		5,800	5,687,262
Series 2014-KYO, Class F, 3.94%, 6/11/27 (a)(b)		8,810	8,708,714
Series 2015-CR23, Class A2, 2.85%, 5/10/48		16,620	17,251,490
Series 2015-LC21, Class A2, 2.98%, 7/10/48		32,500	33,970,112
Credit Suisse Commercial Mortgage Trust:
Series 2006-C4, Class AM, 5.51%, 9/15/39		4,815	4,855,933
Series 2007-C4, Class A1AM, 5.94%, 9/15/39 (b)		4,500	4,496,604
Series 2007-C5, Class AAB, 5.62%, 9/15/40 (b)		1,205	1,218,034
Series 2008-C1, Class A2, 6.07%, 2/15/41 (b)		706	709,176
Series 2015-DEAL, Class A, 1.76%, 4/15/29 (a)(b)		2,000	1,971,153
Deutsche Bank Re-REMIC Trust, Series 2011-C32, Class A3A, 5.19%, 6/17/49 (a)(b)		14,940	15,317,413
GS Mortgage Securities Corp. Trust, Series 2012-ALOH, Class A, 3.55%, 4/10/34 (a)		5,000	5,322,404
GS Mortgage Securities Trust:
Series 2007-GG10, Class A1A, 5.79%, 8/10/45 (b)		8,352	8,587,225
Series 2014-GSFL, Class D, 4.34%, 7/15/31 (a)(b)		6,575	6,314,982
Hilton USA Trust:
Series 2013-HLT, Class DFX, 4.41%, 11/05/30 (a)		2,716	2,719,448
Series 2013-HLT, Class EFX, 5.22%, 11/05/30 (a)(b)		14,610	14,695,967
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2007-CB20, Class AJ, 6.08%, 2/12/51 (b)		2,000	1,945,571
Series 2007-LD11, Class ASB, 5.74%, 6/15/49 (b)		1,182	1,196,747
Series 2007-LDPX, Class A3, 5.42%, 1/15/49		2,523	2,574,937
Series 2008-C2, Class A4FL, 1.94%, 2/12/51 (b)		11,295	10,867,274
Series 2014-FL6, Class A, 1.84%, 11/15/31 (a)(b)		12,967	12,973,433
Series 2015-CSMO, Class A, 1.69%, 1/15/32 (a)(b)		32,260	31,773,926
LB Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.90%, 7/15/44 (b)		4,045	4,181,516
LB-UBS Commercial Mortgage Trust: Series 2007-C2, Class AM, 5.49%, 2/15/40 (b)		4,795	4,870,315

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Series 2007-C6, Class A4, 5.86%, 7/15/40 (b)	USD	9,768	$9,967,981
Series 2007-C7, Class AM, 6.15%, 9/15/45 (b)		17,500	18,048,559
London & Regional Debt Securitisation PLC, Series 2, Class A, 3.59%, 10/15/18 (b)	GBP	3,590	5,145,960
Merrill Lynch Mortgage Trust:
Series 2006-C1, Class AM, 5.76%, 5/12/39 (b)	USD	3,100	3,096,878
Series 2007-C1, Class A1A, 5.84%, 6/12/50 (b)		6,807	6,995,141
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class AM, 5.20%, 12/12/49		3,095	3,147,604
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class A4FL, 0.57%, 2/12/44 (b)		15,730	15,567,109
Series 2007-HQ12, Class AM, 5.72%, 4/12/49 (b)		2,200	2,216,280
Series 2007-HQ13, Class A3, 5.57%, 12/15/44		10,202	10,596,884
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		3,795	3,913,990
Series 2007-IQ16, Class A4, 5.81%, 12/12/49		8,429	8,782,883
Series 2012-C4, Class C, 5.52%, 3/15/45 (a)(b)		1,500	1,593,931
Series 2012-C4, Class D, 5.52%, 3/15/45 (a)(b)		2,000	1,999,588
RCMC LLC, Series 2012-CRE1, Class A, 5.62%, 11/15/44 (a)		1,640	1,649,688
Resource Capital Corp. Ltd., Series 2014-CRE2, Class A, 1.49%, 4/15/32 (a)(b)		3,238	3,177,435
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (a)		950	942,828
Triton European Loan Conduit No. 26 PLC, Series 26X, Class H, 1.44%, 10/25/19 (b)	GBP	1,993	2,707,441
VFC LLC, Series 2014-2, Class A, 2.75%, 7/20/30 (a)	USD	278	277,534
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class A4FL, 0.58%, 10/15/48 (a)(b)		19,652	19,505,985
Series 2006-C28, Class AJ, 5.63%, 10/15/48 (b)		1,110	1,084,207
Series 2006-C28, Class B, 5.67%, 10/15/48 (b)		190	185,168
Series 2007-C32, Class A1A, 5.70%, 6/15/49 (b)		11,336	11,719,651
Series 2007-C32, Class AMFL, 0.66%, 6/15/49 (a)(b)		13,164	12,758,848
Series 2007-C32, Class AMFX, 5.70%, 6/15/49 (a)		15,555	15,903,519
Series 2007-C33, Class AJ, 5.95%, 2/15/51 (b)		360	354,634
Series 2007-C33, Class AM, 5.95%, 2/15/51 (b)		5,540	5,728,127
Series 2007-C34, Class A1A, 5.61%, 5/15/46 (b)		18,081	18,575,485
Wells Fargo Commercial Mortgage Trust, Series 2014-TISH, Class SCH1, 3.19%, 1/15/27 (a)(b)		3,500	3,331,364
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		523	523,271

			473,611,959
Interest Only Commercial Mortgage-Backed Securities — 1.4%
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class XA, 1.30%, 3/10/47 (b)		36,756	2,461,911
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR2, Class XA, 1.75%, 8/15/45 (b)		16,224	1,363,139

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2014-CR15, Class XA, 1.32%, 2/10/47 (b)	USD	76,195	$4,187,727
Series 2015-CR22, Class XA, 1.03%, 3/10/48 (b)		61,277	3,732,405
Series 2015-CR23, Class XA, 1.01%, 5/10/48 (b)		41,047	2,434,403
Series 2015-LC21, Class XA, 0.88%, 7/10/48 (b)		130,890	6,737,146
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.81%, 2/10/34 (a)(b)		157,420	6,609,861
Series 2015-TEXW, Class XA, 0.77%, 2/10/34 (a)(b)		100,000	4,026,950
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class XA, 1.20%, 10/15/48 (b)		66,675	4,549,085
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A2, 2.98%, 7/15/50		25,100	26,157,852
TAURUS PLC, Series 2013-GMF1, Class DAC, 1.15%, 5/21/24	EUR	142,000	452,430
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class XA, 1.66%, 5/10/63 (a)(b)	USD	54,293	3,254,454
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 1.82%, 5/25/36 (a)(b)		1,342	8,467
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class XA, 2.15%, 8/15/45 (a)(b)		31,282	2,482,444

			68,458,274
Total Non-Agency Mortgage-Backed Securities — 11.9%			592,004,053

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 1.2%
Fannie Mae:
Series 1997-20, Class FB, 0.81%, 3/25/27 (b)		277	272,439
Series 2002-T6, Class A1, 3.31%, 2/25/32		110	110,769
Series 2011-48, Class MG, 4.00%, 6/25/26 (d)		4,252	4,566,098
Series 2011-84, Class MG, 4.00%, 9/25/26 (d)		5,446	5,822,336
Series 2014-C02, Class 1M1, 1.38%, 5/25/24 (b)		3,999	3,947,235
Freddie Mac:
Series 1165, Class LD, 7.00%, 11/15/21		159	173,177
Series 2577, Class UC, 5.00%, 2/15/18		87	88,985
Series 3710, Class MG, 4.00%, 8/15/25 (d)		2,535	2,698,792
Series 3959, Class MA, 4.50%, 11/15/41		5,782	6,354,225
Series 3986, Class M, 4.50%, 9/15/41		5,994	6,510,509
Series 4390, Class CA, 3.50%, 6/15/50		13,796	14,671,274
Ginnie Mae, Series 2013-131, Class PA, 3.50%, 6/16/42		12,116	12,701,462

			57,917,301

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	67

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

U.S. Government Sponsored Agency Securities	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Fannie Mae:
Series 2012-M9, Class X1, 4.02%, 12/25/17 (b)	USD	45,396	$1,971,694
Series 2013-M4, Class X1, 3.91%, 2/25/18 (b)		24,750	1,213,901
Series 2013-M5, Class X2, 2.32%, 1/25/22 (b)		29,680	2,726,293
Freddie Mac:
Series K044, Class X1, 0.76%, 1/25/25		54,959	2,905,113
Series K718, Class X1, 0.65%, 1/25/22 (b)		12,979	411,326
Ginnie Mae, Series 2012-120, Class IO, 0.91%, 2/16/53 (b)		39,130	2,459,187

			11,687,514
Mortgage-Backed Securities — 7.3%
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/31 (e)		29,870	30,663,422
2.89%, 9/01/45 (b)		22,015	22,721,556
2.92%, 11/01/45 (b)		1,639	1,699,919
3.00%, 4/01/31 (e)		49,920	52,142,998
3.16%, 6/01/45 (b)		26,657	27,843,324
3.50%, 4/01/31 (e)		64,660	68,281,600
3.60%, 9/01/42 (b)		16,371	17,241,837
4.00%, 4/01/31 (e)		21,255	22,145,823
4.50%, 4/01/31 (e)		10,490	10,853,667
5.00%, 4/01/21		3	2,689
5.50%, 6/01/20-10/01/21		956	1,029,778
6.00%, 2/01/17		2	2,105
6.50%, 4/01/21		153	160,742
7.00%, 5/01/16-11/01/17		18	18,439
7.50%, 8/01/16		3	2,536
Freddie Mac Mortgage-Backed Securities:
2.95%, 10/01/45 (b)		9,990	10,354,918
3.00%, 4/01/31 (e)		50,215	52,494,289
3.50%, 4/01/31 (e)		43,215	45,606,777

			363,266,419
Total U.S. Government Sponsored Agency Securities — 8.7%			432,871,234

U.S. Treasury Obligations
U.S. Treasury Notes:
0.75%, 3/15/17-2/15/19		794,800	794,995,506
0.88%, 4/15/17		260,000	260,619,580
0.50%, 4/30/17		100,000	99,851,600
1.00%, 3/15/19		490,075	491,989,233
1.25%, 3/31/21		1,725	1,726,549
Total U.S. Treasury Obligations — 33.2%			1,649,182,468
Total Long-Term Investments (Cost — $4,988,171,757) — 99.9%			4,963,728,242

Short-Term Securities
Money Market Funds — 3.6%	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (c)(f)		179,573,370	179,573,370

Repurchase Agreements	Par (000)		Value
Barclays Capital, Inc., 0.97%, 4/01/16 (b) (Purchased on 3/31/16 to be repurchased at $75,002,021, collateralized by various Collateralized Mortgage Obligations, Commercial Mortgage-Backed, and Asset-Backed Securities, 0.58% to 7.50% due from 5/25/18 to 8/25/57, aggregate original par and fair value of $168,728,322 and $86,250,001)	USD	75,000	$75,000,000
Merrill Lynch Pierce Fenner & Smith, Inc., 1.05%, 4/01/16 (b) (Purchased on 3/31/16 to be repurchased at $135,003,938, collateralized by various Asset-Backed Securities, 3.00% to 5.99% due from 5/27/25 to 9/25/45, aggregate original par and fair value of $163,990,551 and $162,000,000, respectively)		135,000	135,000,000
Mizuho Securities USA, Inc., 1.73%, 4/01/16 (b) (Purchased on 3/31/16 to be repurchased at $50,002,404, collateralized by U.S. Treasury Notes, 2.25% due 11/15/25, aggregate original par and fair value of $48,795,100 and $51,000,024)		50,000	50,000,000
Total Repurchase Agreements (Cost — $260,000,000) — 5.3%			260,000,000
Total Short-Term Securities (Cost — $439,573,370) — 8.9%			439,573,370

Options Purchased
(Cost — $3,578,751) — 0.0%			72,805
Total Investments Before Options Written (Cost — $5,431,323,878) — 108.8%			5,403,374,417

Options Written
(Premiums Received — $ 2,995,335) — (0.0)%			(50,137)
Total Investments Net of Options Written — 108.8%			5,403,324,280
Liabilities in Excess of Other Assets — (8.8)%			(436,104,180)

Net Assets — 100.0%			$4,967,220,100

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	During the six months ended March 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Par Held at September 30, 2015	Shares/Par Purchased		Shares/Par Sold	Shares/Par Held at March 31, 2016	Value at March 31, 2016	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	1,377,592	178,195,778	[1]	—	179,573,370	$179,573,370	$89,485	$1,108
BlackRock Capital Finance LP, Series 1997-R2, Class AP	$39,806	—		(1,198)	$38,608	36,253	774	7
iShares 1-3 Year Credit Bond ETF	50,000	190,270		(240,270)	—	—	48,134	(142,108)
Total						$179,609,623	$138,393	$(140,993)

[1]	Represents net shares purchased.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(e)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Barclays Capital, Inc.	$ 10,190,496	$ 38,771
Goldman Sachs & Co.	$122,557,977	$609,650
J.P. Morgan Securities LLC	$ 52,494,289	$278,535
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$ 35,479,538	$178,369
Morgan Stanley & Co. LLC	$ 37,548,597	$110,295
Wells Fargo Securities, LLC	$ 23,917,679	$140,884

(f)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(34)	Euro-Bobl	June 2016	USD	5,072,086	$15,441
(5)	U.S. Treasury Bonds (30 Year)	June 2016	USD	822,188	4,444
(457)	U.S. Treasury Notes (10 Year)	June 2016	USD	59,588,516	(496,003)
6,254	U.S. Treasury Notes (2 Year)	June 2016	USD	1,368,062,500	2,553,829
(2,425)	U.S. Treasury Notes (5 Year)	June 2016	USD	293,822,853	(2,224,144)
(14)	U.S. Ultra Treasury Bonds	June 2016	USD	2,415,438	12,083
(137)	U.S. Ultra Treasury Notes (10 Year)	June 2016	USD	19,282,750	(201,397)
1,021	Euro Dollar Futures	December 2016	USD	253,144,188	(14,508)
(1,021)	Euro Dollar Futures	December 2017	USD	252,608,163	11,731
Total					$(338,524)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	9,118,930	USD	502,000	Deutsche Bank AG	4/01/16	$ 25,754
USD	502,000	MXN	9,023,081	Citibank N.A.	4/01/16	(20,207)
USD	631,800	RUB	44,864,118	Deutsche Bank AG	4/01/16	(35,769)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	69

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	508,000	ZAR	8,174,279	JPMorgan Chase Bank N.A.	4/01/16	$(45,563)
ZAR	7,975,346	USD	508,000	Bank of America N.A.	4/01/16	32,091
BRL	682,780	USD	182,757	BNP Paribas S.A.	4/04/16	6,924
EUR	601,000	USD	670,611	Bank of America N.A.	4/04/16	13,349
MXN	17,993,387	USD	1,001,000	Goldman Sachs International	4/04/16	40,073
RUB	35,575,882	EUR	421,266	BNP Paribas S.A.	4/04/16	49,468
RUB	123,771,780	EUR	1,474,000	Deutsche Bank AG	4/04/16	162,568
USD	182,757	BRL	735,231	BNP Paribas S.A.	4/04/16	(21,495)
USD	652,196	EUR	601,000	Bank of America N.A.	4/04/16	(31,764)
USD	128,494	MXN	2,253,913	Goldman Sachs International	4/04/16	(1,914)
USD	600,600	MXN	10,459,773	Goldman Sachs International	4/04/16	(4,588)
EUR	1,200,000	USD	1,303,513	Royal Bank of Scotland PLC	4/05/16	62,172
MXN	10,277,786	USD	591,000	BNP Paribas S.A.	4/05/16	3,604
USD	14,817,866	AUD	20,755,000	UBS AG	4/05/16	(1,088,191)
USD	38,576,319	EUR	34,396,000	HSBC Bank PLC	4/05/16	(568,762)
USD	16,359,972	EUR	14,650,000	Morgan Stanley & Co. International PLC	4/05/16	(312,764)
USD	29,205,089	EUR	26,800,000	Morgan Stanley & Co. International PLC	4/05/16	(1,295,207)
USD	22,947,930	GBP	16,561,000	Royal Bank of Scotland PLC	4/05/16	(838,088)
USD	591,000	MXN	10,259,748	Goldman Sachs International	4/05/16	(2,561)
MXN	25,428,206	USD	1,473,063	Citibank N.A.	4/06/16	(2,092)
MXN	11,131,909	USD	618,573	State Street Bank and Trust Co.	4/06/16	25,385
USD	2,003,085	MXN	36,560,114	Bank of America N.A.	4/06/16	(111,844)
RUB	37,202,760	USD	513,000	Deutsche Bank AG	4/07/16	39,570
USD	513,000	RUB	36,761,580	Deutsche Bank AG	4/07/16	(33,017)
CAD	1,050,720	USD	808,000	Citibank N.A.	4/11/16	1,036
USD	808,000	CAD	1,080,844	UBS AG	4/11/16	(24,231)
USD	547,500	ZAR	8,471,049	Bank of America N.A.	4/11/16	(25,033)
USD	1,032,000	ZAR	15,962,617	Bank of America N.A.	4/11/16	(46,866)
ZAR	24,417,917	USD	1,579,500	BNP Paribas S.A.	4/11/16	70,835
TRY	1,731,969	USD	608,000	BNP Paribas S.A.	4/13/16	4,315
CLP	328,071,978	USD	480,600	BNP Paribas S.A.	4/14/16	8,516
CLP	216,933,228	USD	320,400	Credit Suisse International	4/14/16	3,021
EUR	598,000	USD	660,914	Goldman Sachs International	4/14/16	19,833
USD	240,300	CLP	164,324,349	Credit Suisse International	4/14/16	(4,688)
USD	560,700	CLP	383,675,796	Credit Suisse International	4/14/16	(11,315)
USD	648,594	EUR	598,000	UBS AG	4/14/16	(32,154)
PLN	7,021,352	USD	1,710,752	JPMorgan Chase Bank N.A.	4/15/16	170,587
PLN	7,082,854	USD	1,717,034	Royal Bank of Canada	4/15/16	180,784
RUB	26,689,770	USD	369,000	Deutsche Bank AG	4/15/16	26,470
RUB	73,148,915	USD	1,019,000	JPMorgan Chase Bank N.A.	4/15/16	64,868
USD	3,621,829	EUR	3,321,025	State Street Bank and Trust Co.	4/15/16	(158,851)
USD	3,743,970	PLN	15,000,778	HSBC Bank PLC	4/15/16	(275,418)
USD	321,500	RUB	22,011,498	Deutsche Bank AG	4/15/16	(4,651)
USD	1,066,500	RUB	73,183,230	Deutsche Bank AG	4/15/16	(17,877)
EUR	411,500	PLN	1,769,507	State Street Bank and Trust Co.	4/18/16	(5,612)
JPY	13,507,805	USD	118,800	Deutsche Bank AG	4/18/16	1,288
JPY	24,005,833	USD	211,129	Deutsche Bank AG	4/18/16	2,288
JPY	112,377,095	USD	998,000	HSBC Bank PLC	4/18/16	1,059

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	33,620,666	USD	297,720	Morgan Stanley & Co. International PLC	4/18/16	$1,176
JPY	34,023,662	USD	301,280	Morgan Stanley & Co. International PLC	4/18/16	1,198
JPY	113,316,532	USD	998,000	Morgan Stanley & Co. International PLC	4/18/16	9,410
RUB	42,270,840	USD	612,000	JPMorgan Chase Bank N.A.	4/18/16	13,776
USD	998,000	KRW	1,195,005,200	HSBC Bank PLC	4/18/16	(46,457)
USD	599,000	KRW	716,344,100	JPMorgan Chase Bank N.A.	4/18/16	(27,098)
USD	998,000	KRW	1,184,376,500	JPMorgan Chase Bank N.A.	4/18/16	(37,167)
USD	631,800	RUB	43,512,066	Deutsche Bank AG	4/18/16	(12,351)
MXN	6,371,529	USD	352,713	JPMorgan Chase Bank N.A.	4/21/16	15,360
USD	1,111,951	MXN	20,082,651	State Street Bank and Trust Co.	4/21/16	(48,192)
COP	1,226,620,500	USD	394,000	Credit Suisse International	4/22/16	14,555
MXN	15,483,474	USD	893,588	Citibank N.A.	4/22/16	785
USD	394,000	COP	1,207,263,280	Credit Suisse International	4/22/16	(8,107)
USD	601,000	MXN	10,628,685	Goldman Sachs International	4/22/16	(12,946)
RUB	34,612,000	USD	509,000	Deutsche Bank AG	4/25/16	2,322
USD	509,000	RUB	35,670,720	JPMorgan Chase Bank N.A.	4/25/16	(17,962)
USD	499,000	ZAR	7,663,542	BNP Paribas S.A.	4/25/16	(17,535)
MXN	25,037,708	USD	1,440,000	BNP Paribas S.A.	4/28/16	5,460
MXN	4,703,918	USD	271,906	HSBC Bank PLC	4/28/16	(343)
USD	699,742	MXN	12,936,601	Citibank N.A.	4/28/16	(47,105)
USD	587,829	MXN	10,560,220	JPMorgan Chase Bank N.A.	4/28/16	(21,826)
EUR	22,860,000	USD	25,342,186	HSBC Bank PLC	4/29/16	692,600
GBP	8,860,000	USD	12,675,444	HSBC Bank PLC	4/29/16	50,837
MXN	222,590,841	USD	12,550,000	Citibank N.A.	4/29/16	299,283
USD	24,872,390	EUR	22,860,000	HSBC Bank PLC	4/29/16	(1,162,396)
USD	12,547,824	GBP	8,860,000	JPMorgan Chase Bank N.A.	4/29/16	(178,456)
USD	12,550,000	MXN	224,385,064	State Street Bank and Trust Co.	4/29/16	(402,857)
USD	580,000	COP	1,756,820,000	Credit Suisse International	5/02/16	(4,823)
RUB	30,773,360	EUR	398,000	Deutsche Bank AG	5/04/16	135
USD	15,224,705	AUD	19,797,000	UBS AG	5/04/16	73,259
USD	84,600,216	EUR	74,199,000	Morgan Stanley & Co. International PLC	5/04/16	82,749
USD	23,813,145	GBP	16,561,000	Royal Bank of Scotland PLC	5/04/16	25,019
USD	1,156,623	MXN	21,250,782	Morgan Stanley & Co. International PLC	5/04/16	(69,512)
USD	105,181	RUB	8,595,252	Morgan Stanley & Co. International PLC	5/20/16	(20,979)
USD	1,096,227	MXN	19,136,529	Citibank N.A.	5/23/16	(5,890)
USD	501,550	MXN	8,711,380	Bank of America N.A.	5/26/16	(12)
USD	1,464,894	MXN	25,428,206	Citibank N.A.	6/06/16	2,261
USD	1,283,456	MXN	22,366,651	JPMorgan Chase Bank N.A.	6/06/16	(3,075)
MXN	11,912,917	USD	660,249	HSBC Bank PLC	7/06/16	23,256
USD	638,706	MXN	11,452,646	BNP Paribas S.A.	7/06/16	(18,390)
USD	643,940	MXN	11,546,486	BNP Paribas S.A.	7/06/16	(18,541)
USD	604,992	MXN	10,975,774	UBS AG	7/06/16	(24,744)
USD	600,606	MXN	10,894,384	State Street Bank and Trust Co.	7/08/16	(24,348)
MXN	11,539,420	USD	638,855	HSBC Bank PLC	7/20/16	22,388
USD	598,014	MXN	11,104,787	State Street Bank and Trust Co.	7/20/16	(38,323)
USD	644,725	MXN	11,848,347	State Street Bank and Trust Co.	7/20/16	(34,221)
Total						$(4,972,491)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	71

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

OTC Barrier Options Purchased
Description	Put/Call	Type of Options	Counterparty	Expiration Date	Strike Price		Barrier Price/Range		Notional Amount (000)		Value
USD Currency	Call	Up-and-Out	DeutscheBankAG	05/16/16	CNH	6.62	CNH	6.90	USD	1,195	$1,257
USD Currency	Put	Down-and-Out	DeutscheBankAG	04/26/16	MXN	17.30	MXN	16.80	USD	1,228	2,367
Total											$3,624

Exchange-Traded Options Purchased
Description	Put/Call	Expiration Date	Strike Price		Contracts	Value
Euro Dollar 90-Day	Put	6/13/16	USD	98.63	4,011	$25,069
Euro Dollar 90-Day	Put	6/13/16	USD	97.88	4,011	25,068
Total						$50,137

OTC Options Purchased
Description	Put/Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	BNP Paribas S.A.	4/22/16	TRY	2.95	USD	1,013	$1,819
USD Currency	Call	BNP Paribas S.A.	4/22/16	TRY	2.90	USD	608	2,639
		Goldman Sachs
USD Currency	Call	Bank USA	5/13/16	BRL	3.85	USD	699	7,243
USD Currency	Call	Deutsche Bank AG	5/19/16	KRW	1,165.00	USD	887	7,343
Total								$19,044

Exchange-Traded Options Written
Description	Put/Call	Expiration Date	Strike Price		Contracts	Value
Euro Dollar 90-Day	Put	6/13/16	USD	98.25	8,022	$(50,137)

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.49%[1]	6-month EURIBOR	7/04/19	EUR	120,000	$3,056,095
0.45%[2]	6-month EURIBOR	7/04/19	EUR	120,000	(2,617,130)
Total					$438,965

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

OTC Credit Default Swaps — Buy Protection
Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Genworth Holdings, Inc.	1.00%	Credit Suisse International	6/20/18	USD	1,967	$158,964	$ 83,613	$ 75,351
Genworth Holdings, Inc.	1.00%	Credit Suisse International	6/20/18	USD	1,888	152,579	71,241	81,338
Genworth Holdings, Inc.	1.00%	Credit Suisse International	6/20/18	USD	1,888	152,632	71,968	80,664
Genworth Holdings, Inc.	1.00%	Citibank N.A.	6/20/20	USD	903	198,380	88,655	109,725
Genworth Holdings, Inc.	1.00%	Goldman Sachs Bank USA	6/20/20	USD	1,684	370,005	156,167	213,838
Genworth Holdings, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	442	97,115	44,276	52,839
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	2,086	24,856	15,504	9,352
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	2,086	$33,115	$ 23,473	$ 9,642
Federation of Malaysia	1.00%	Barclays Bank PLC	6/20/21	USD	2,314	59,739	65,369	(5,630)

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Republic of South Africa	1.00%	Bank of America N.A.	6/20/21	USD	840	80,351	91,508	(11,157)
Republic of South Africa	1.00%	Barclays Bank PLC	6/20/21	USD	1,970	188,444	223,121	(34,677)
Republic of South Africa	1.00%	Barclays Bank PLC	6/20/21	USD	1,290	123,398	136,122	(12,724)
Republic of South Africa	1.00%	BNP Paribas S.A.	6/20/21	USD	510	48,785	58,490	(9,705)
Republic of South Africa	1.00%	BNP Paribas S.A.	6/20/21	USD	490	46,872	53,329	(6,457)
Republic of South Africa	1.00%	Citibank N.A.	6/20/21	USD	702	67,151	74,965	(7,814)
Republic of South Africa	1.00%	Citibank N.A.	6/20/21	USD	19	1,818	2,044	(226)
Republic of South Africa	1.00%	HSBC Bank PLC	6/20/21	USD	540	51,655	60,431	(8,776)
Republic of South Africa	1.00%	HSBC Bank PLC	6/20/21	USD	540	51,655	62,422	(10,767)
Republic of South Africa	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	1,210	115,745	130,292	(14,547)
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	2,128	5,253	12,004	(6,751)
Total						$2,028,512	$1,524,994	$503,518

OTC Credit Default Swaps — Sell Protection
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	2,086	$(24,856)	$ (17,971)	$ (6,885)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	2,086	(33,115)	(20,449)	(12,666)
Federative Republic of Brazil	1.00%	Barclays Bank PLC	6/20/21	BB	USD	602	(70,430)	(68,866)	(1,564)
Republic of Indonesia	1.00%	Barclays Bank PLC	6/20/21	BB+	USD	565	(26,583)	(29,764)	3,181
Total							$(154,984)	$(137,050)	$(17,934)

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6.44%[1]	1-day COOIS	Credit Suisse International	5/23/16	COP	16,398,870	$(28,791)	—	$(28,791)
6.64%[1]	1-day COOIS	Credit Suisse International	8/22/16	COP	10,999,242	4,732	—	4,732
1.92%[1]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	3,145,030	22,172	$6,743	15,429
1.69%[2]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	3,145,030	(11,261)	—	(11,261)
2.26%[1]	7-day China Fixing Repo Rates	Deutsche Bank AG	11/12/17	CNY	16,550	(81)	3	(84)
6.33%[1]	28-day MXIBTIIE	Citibank N.A.	7/17/25	MXN	10,282	15,067	(51)	15,118
6.32%[1]	28-day MXIBTIIE	Morgan Stanley Capital Services LLC	7/17/25	MXN	20,635	29,730	(100)	29,830
6.32%[1]	28-day MXIBTIIE	Goldman Sachs Bank USA	8/06/25	MXN	30,867	41,918	(148)	42,066
6.31%[2]	28-day MXIBTIIE	Bank of America N.A.	8/11/25	MXN	10,120	(14,050)	47	(14,097)
6.31%[2]	28-day MXIBTIIE	Bank of America N.A.	8/11/25	MXN	10,120	(14,050)	47	(14,097)
6.31%[2]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	37,565	(51,670)	174	(51,844)
5.96%[1]	28-day MXIBTIIE	Citibank N.A.	1/30/26	MXN	29,923	(10,753)	(406)	(10,347)
6.24%[1]	28-day MXIBTIIE	Bank of America N.A.	2/23/26	MXN	25,725	22,064	(86)	22,150
6.23%[1]	28-day MXIBTIIE	Citibank N.A.	2/23/26	MXN	22,021	17,901	(73)	17,974
Total						$ 22,928	$6,150	$ 16,778

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

Transactions in Options Written for the Period Ended March 31, 2016

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	73

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

	Calls			Puts

		Notional (000)
	Contracts	KRW	Premiums Received	Contracts	Premiums Received

Outstanding options, beginning of period	—	3,145,030	$1,729	8,022	$2,995,335
Options expired	—	(3,145,030)	(1,729)	—	—

Outstanding options, end of period	—	—	—	8,022	$2,995,335

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$2,597,528	—	$ 2,597,528
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$2,351,687	—	—	2,351,687
Options purchased	Investments at value — unaffiliated[2]	—	—	—	22,668	50,137	—	72,805
	Unrealized appreciation on OTC swaps;
Swaps — OTC	Swap premiums paid	—	$2,160,924	—	—	154,313	—	2,315,237
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	3,056,095	—	3,056,095
Total		—	$2,160,924	—	$2,374,355	$5,858,073	—	$10,393,352

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$2,936,052	—	$2,936,052
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$7,324,178		—	7,324,178
Options written	Options written at value	—	—	—	—	50,137	—	50,137
	Unrealized depreciation on OTC swaps;
Swaps — OTC	Swap premiums received	—	$ 287,396	—	—	131,385	—	418,781
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	2,617,130	—	2,617,130
Total		—	$ 287,396	—	$7,324,178	$5,734,704	—	$13,346,278

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended March 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follow:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(6,381,954)	—	$(6,381,954)
Forward foreign currency exchange contracts	—	—	—	$1,191,703	—	—	1,191,703
Options purchased[1]	—	—	—	(89,051)	—	—	(89,051)
Options written	—	—	—	—	1,730	—	1,730
Swaps	—	$(3,252,320)	—	—	(148,664)	—	(3,400,984)

Total	—	$(3,252,320)	—	$1,102,652	$(6,528,888)	—	$(8,678,556)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$1,136,297	—	$1,136,297
Forward foreign currency exchange contracts	—	—	—	$(7,073,566)	—	—	(7,073,566)
Options purchased[2]	—	—	—	(26,976)	(88,775)	—	(115,751)
Options written	—	—	—	—	5,789	—	5,789
Swaps	—	$(1,954,804)	—	—	480,630	—	(1,474,174)

Total	—	$(1,954,804)	—	$(7,100,542)	$1,533,941	—	$(7,521,405)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,547,570,965
Average notional value of contracts — short	$471,069,518
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$353,591,143
Average amounts sold — in USD	$78,160,785
Options:
Average value of option contracts purchased	$93,776
Average value of option contracts written	$50,138
Credit default swaps:
Average notional value — buy protection	$22,685,500
Average notional value — sell protection	$7,712,000
Interest rate swaps:
Average notional value — pays fixed rate	$267,368,950
Average notional value — receives fixed rate	$218,019,603

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$2,559,276		$810,993
Forward foreign currency exchange contracts	2,351,687		7,324,178
Options	72,805	[1]	50,137
Swaps — centrally cleared	205,466		—
Swaps — OTC[2]	2,315,237		418,781

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$7,504,471		$8,604,089
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,814,879)		(861,130)

Total derivative assets and liabilities subject to an MNA	$4,689,592		$7,742,959

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$192,307	$(192,307)	—	—	—
Barclays Bank PLC	427,793	(153,225)	—	—	$274,568
BNP Paribas S.A.	265,399	(92,123)	—	—	173,276
Citibank N.A.	611,846	(94,211)	—	—	517,635
Credit Suisse International	486,483	(57,724)	—	$(428,759)	—
Deutsche Bank AG	293,711	(166,854)	—	—	126,857
Goldman Sachs Bank USA	419,314	(148)	—	(419,166)	—
Goldman Sachs International	59,906	(22,009)	—	—	37,897
HSBC Bank PLC	912,993	(912,993)	—	—	—
JPMorgan Chase Bank N.A.	528,858	(385,560)	—	—	143,298
Morgan Stanley & Co. International PLC	94,533	(94,533)	—	—	—
Morgan Stanley Capital Services LLC	29,830	(100)	—	—	29,730
Royal Bank of Canada	180,784	—	—	—	180,784
Royal Bank of Scotland PLC	87,191	(87,191)	—	—	—
State Street Bank and Trust Co.	25,385	(25,385)	—	—	—
UBS AG	73,259	(73,259)	—	—	—
Total	$4,689,592	$(2,357,622)	—	$(847,925)	$1,484,045

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	75

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$279,812	$(192,307)	—	—	$87,505
Barclays Bank PLC	153,225	(153,225)	—	—	—
BNP Paribas S.A.	92,123	(92,123)	—	—	—
Citibank N.A.	94,211	(94,211)	—	—	—
Credit Suisse International	57,724	(57,724)	—	—	—
Deutsche Bank AG	166,854	(166,854)	—	—	—
Goldman Sachs Bank USA	148	(148)	—	—	—
Goldman Sachs International	22,009	(22,009)	—	—	—
HSBC Bank PLC	2,072,919	(912,993)	—	$(670,000)	489,926
JPMorgan Chase Bank N.A.	385,560	(385,560)	—	—	—
Morgan Stanley & Co. International PLC	1,698,462	(94,533)	—	—	1,603,929
Morgan Stanley Capital Services LLC	100	(100)	—	—	—
Royal Bank of Scotland PLC	838,088	(87,191)	—	—	750,897
State Street Bank and Trust Co.	712,404	(25,385)	—	—	687,019
UBS AG	1,169,320	(73,259)	—	—	1,096,061

Total	$7,742,959	$(2,357,622)	—	$(670,000)	$4,715,337

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$751,510,093	$59,844,252	$811,354,345
Corporate Bonds	—	1,350,579,954	—	1,350,579,954
Floating Rate Loan Interests	—	7,719,880	—	7,719,880
Foreign Government Obligations	—	120,016,308	—	120,016,308
Non-Agency Mortgage-Backed Securities	—	590,604,079	1,399,974	592,004,053
U.S. Government Sponsored Agency Securities	—	432,871,234	—	432,871,234
U.S. Treasury Obligations	—	1,649,182,468	—	1,649,182,468
Short-Term Securities:
Money Market Funds	$179,573,370	—	—	179,573,370
Repurchase Agreements	—	260,000,000	—	260,000,000
Options Purchased:
Foreign Currency Exchange Contracts	—	22,668	—	22,668
Interest Rate Contracts	50,137	—	—	50,137

Total	$179,623,507	$5,162,506,684	$61,244,226	$5,403,374,417

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (concluded)	BlackRock Low Duration Bond Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$635,930	—	$635,930
Foreign currency exchange contracts	—	2,351,687	—	2,351,687
Interest rate contracts	$2,597,528	3,203,394	—	5,800,922
Liabilities:
Credit contracts	—	(150,346)	—	(150,346)
Foreign currency exchange contracts	—	(7,324,178)	—	(7,324,178)
Interest rate contracts	(2,986,189)	(2,747,651)	—	(5,733,840)

Total	$(388,661)	$(4,031,164)	—	$(4,419,825)

[1]     Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,551,240	—	—	$1,551,240
Foreign currency at value	5,222,742	—	—	5,222,742
Cash pledged:
Collateral — OTC derivatives	670,000	—	—	670,000
Futures contracts	2,335,170	—	—	2,335,170
Centrally cleared swaps	11,750	—	—	11,750
Liabilities:
Cash received as collateral — OTC derivatives	—	$(1,160,000)	—	(1,160,000)

Total	$9,790,902	$(1,160,000)	—	$8,630,902

During the six months ended March 31, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Total
Assets:
Opening Balance, as of September 30, 2015	$41,925,970	$601,600	$2,904,834	$45,432,404
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	8,552	98	188	8,838
Net realized gain (loss)	389	2,104	7,649	10,142
Net change in unrealized appreciation (depreciation)[1,2]	(628,647)	36,198	(823,433)	(1,415,882)
Purchases	22,729,313	—	—	22,729,313
Sales	(4,191,325)	(640,000)	(689,264)	(5,520,589)

Closing Balance, as of March 31, 2016	$59,844,252	—	$1,399,974	$61,244,226

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016[2]	$(626,083)	—	$(823,433)	$(1,449,516)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016, is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	77

Statements of Assets and Liabilities

March 31, 2016 (Unaudited)	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Assets
Investments at value — unaffiliated[2]	$4,015,534,565	$16,676,738,290	$5,223,764,794
Investments at value — affiliated[3]	—	425,867,026	179,609,623
Cash	4,399,357	24,777,076	1,551,240
Cash pledged:
Collateral — OTC derivatives	1,972,000	4,260,000	670,000
Futures contracts	2,960,520	28,944,950	2,335,170
Centrally cleared swaps	921,750	28,620,000	11,750
Foreign currency at value[4]	996,254	2,011,052	5,222,742
Receivables:
Investments sold	35,903,196	224,276,971	16,229,631
Swaps	—	—	68,632
TBA sale commitments	466,503,740	—	—
Capital shares sold	7,640,413	154,459,950	13,599,386
Dividends — affiliated	110	158,766	6,864
Interest	17,418,126	257,234,334	20,196,776
Security lending income — affiliated	—	27,085	—
From the Manager	227,988	622	28,067
Principal paydown	—	—	16,222
Variation margin on futures contracts	633,071	461,438	2,559,276
Variation margin on centrally cleared swaps	—	1,256,692	205,466
Swap premiums paid	2,139,708	879,464	1,532,008
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,135,308	1,858,811	2,351,687
OTC swaps	1,078,120	3,550,535	783,229
Prepaid expenses	82,646	358,219	158,889
Other assets	75,780	462,645	1,842

Total assets	4,559,622,652	17,836,203,926	5,470,903,294

Liabilities
Cash received:
Collateral — reverse repurchase agreements	769,000	—	—
Collateral — OTC derivatives	—	3,800,000	1,160,000
Options written at value[5]	881,875	93,660	50,137
TBA sale commitments at value[6]	468,076,451	—	—
Payables:
Investments purchased	327,485,385	287,969,830	471,373,812
Swaps	2,994	—	—
Reverse repurchase agreements	565,993,447	17,220,655	—
Capital shares redeemed	8,884,779	60,258,460	16,977,948
Income dividends	1,481,543	20,193,837	1,480,455
Investment advisory fees	839,819	5,926,897	1,397,997
Officer’s and Trustees’ fees	19,165	83,349	28,166
Other accrued expenses	1,156,707	6,627,049	1,948,907
Other affiliates	154,016	841,198	178,101
Service and distribution fees	207,290	1,202,629	533,719
Variation margin on futures contracts	1,016,515	398,548	810,993
Variation margin on centrally cleared swaps	34,116	—	—
Swap premiums received	1,367,343	21,321	137,914
Unrealized depreciation on:
Forward foreign currency exchange contracts	2,742,690	47,356,139	7,324,178
OTC swaps	3,243,994	3,994,183	280,867
Commitments	—	— [7]	—

Total liabilities	1,384,357,129	455,987,755	503,683,194

Net Assets	$3,175,265,523	$17,380,216,171	$4,967,220,100

Net Assets Consist of
Paid-in capital	$3,227,790,614	$19,361,401,787	$5,108,738,980
Undistributed (distributions in excess of) net investment income	1,930,784	(512,923)	(2,209,036)
Accumulated net realized loss	(104,863,413)	(1,202,820,537)	(109,853,335)
Net unrealized appreciation (depreciation)	50,407,538	(777,852,156)	(29,456,509)

Net Assets	$3,175,265,523	$17,380,216,171	$4,967,220,100

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$3,957,388,283	$17,429,117,335	$5,251,712,090
[3] Investments at cost — affiliated	—	$418,196,062	$179,611,788
[4] Foreign currency at cost	$978,609	$2,012,435	$5,156,742
[5] Premiums received	$806,577	$132,669	$2,995,335
[6] Proceeds from TBA sale commitments	$466,503,740	—	—
[7] See Note 4 of the Notes to Financial Statements for details of commitments.

See Notes to Financial Statements.

78	BLACKROCK FUNDS II	MARCH 31, 2016

Statements of Assets and Liabilities (continued)

March 31, 2016 (Unaudited)	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Net Asset Value
Institutional
Net assets	$1,830,617,902	$9,124,579,527	$2,899,189,116

Shares outstanding[2]	188,062,857	1,275,941,053	301,569,383

Net asset value	$9.73	$7.15	$9.61

Service
Net assets	$48,445,745	$319,127,526	$59,780,155

Shares outstanding[2]	4,975,431	44,609,829	6,221,129

Net asset value	$9.74	$7.15	$9.61

Investor A
Net assets	$495,440,360	$2,902,129,717	$830,855,941

Shares outstanding[2]	50,823,638	405,973,282	86,463,547

Net asset value	$9.75	$7.15	$9.61

Investor A1
Net assets	—	—	$13,720,619

Shares outstanding[2]	—	—	1,426,555

Net asset value	—	—	$9.62

Investor B
Net assets	—	$552,295	—

Shares outstanding[2]	—	77,198	—

Net asset value	—	$7.15	—

Investor B1
Net assets	—	$1,121,712	—

Shares outstanding[2]	—	156,900	—

Net asset value	—	$7.15	—

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	79

Statements of Assets and Liabilities (concluded)

March 31, 2016 (Unaudited)	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Net asset value
Investor C
Net assets	$109,521,224	$524,249,715	$381,784,770

Shares outstanding[2]	11,282,844	73,231,393	39,746,310

Net asset value	$9.71	$7.16	$9.61

Investor C1
Net assets	—	$53,935,863	—

Shares outstanding[2]	—	7,530,488	—

Net asset value	—	$7.16	—

Investor C2
Net assets	—	—	$6,532,752

Shares outstanding[2]	—	—	679,888

Net asset value	—	—	$9.61

Investor C3
Net assets	—	—	$20,072,420

Shares outstanding[2]	—	—	2,089,597

Net asset value	—	—	$9.61

Class K
Net assets	$687,586,368	$4,358,886,017	$750,008,240

Shares outstanding[2]	70,433,106	609,172,859	78,083,345

Net asset value	$9.76	$7.16	$9.61

Class R
Net assets	$3,653,924	$95,633,799	$5,276,087

Shares outstanding[2]	374,650	13,375,660	549,133

Net asset value	$9.75	$7.15	$9.61

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

80	BLACKROCK FUNDS II	MARCH 31, 2016

Statements of Operations

Six Months Ended March 31, 2016 (Unaudited)	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Investment Income
Interest — unaffiliated	$42,851,980	$479,902,749	$54,276,888
Interest — affiliated	—	—	774
Dividends — unaffiliated	106,775	8,306,843	—
Dividends — affiliated	8,614	4,825,874	137,619
Securities lending — affiliated — net	—	125,536	—

Total income	42,967,369	493,161,002	54,415,281

Expenses
Investment advisory	5,315,120	33,873,893	8,400,261
Transfer agent — class specific	1,618,255	9,093,739	1,611,699
Service and distribution — class specific	1,212,069	7,035,718	3,100,345
Administration	592,279	2,731,166	916,455
Administration — class specific	313,444	1,649,658	506,383
Accounting services	237,799	849,340	362,181
Custodian	141,821	349,049	114,064
Professional	123,884	240,356	108,721
Registration	74,334	313,626	105,370
Printing	48,136	208,913	80,743
Officer and Trustees	32,997	134,307	47,922
Miscellaneous	65,317	263,382	92,440
Recoupment of past waived fees — class specific	8,670	353,453	10,523

Total expenses excluding interest expense	9,784,125	57,096,600	15,457,107
Interest expense[2]	465,088	—	290,952

Total expenses	10,249,213	57,096,600	15,748,059
Less:
Fees waived by the Manager	(365,878)	(223,626)	(112,226)
Administration fees waived — class specific	(309,638)	(27,063)	(442,184)
Transfer agent fees waived — class specific	(9,615)	—	(4,491)
Transfer agent fees reimbursed — class specific	(723,023)	(2,644)	(51,709)

Total expenses after fees waived and reimbursed	8,841,059	56,843,267	15,137,449

Net investment income	34,126,310	436,317,735	39,277,832

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(15,224,261)	(780,889,948)	(10,485,576)
Investments — affiliated	798	(10,861,161)	(140,993)
Options written	547,608	784,254	1,730
Futures contracts	(5,920,671)	(42,904,213)	(6,381,954)
Swaps	819,929	(41,864,473)	(3,400,984)
Foreign currency transactions	1,011,736	56,484,007	1,541,531

	(18,764,861)	(819,251,534)	(18,866,246)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	52,920,723	310,658,949	5,048,442
Investments — affiliated	—	12,482,246	(3,463)
Options written	(71,105)	39,009	5,789
Futures contracts	2,368,347	(32,845,152)	1,136,297
Swaps	(391,184)	63,640,472	(1,474,174)
Foreign currency translations	(2,675,112)	(55,965,048)	(7,180,971)

	52,151,669	298,010,476	(2,468,080)

Net realized and unrealized gain (loss)	33,386,808	(521,241,058)	(21,334,326)

Net Increase (Decrease) in Net Assets Resulting from Operations	$67,513,118	$(84,923,323)	$17,943,506

[1]	Consolidated Statement of Operations.

[2]	See Note 4 of the Notes to Financial Statements for details of short-term borrowings.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	81

Statements of Changes in Net Assets

	BlackRock Core Bond Portfolio
Increase in Net Assets:	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

Operations
Net investment income	$34,126,310	$61,714,232
Net realized gain (loss)	(18,764,861)	38,164,529
Net change in unrealized appreciation (depreciation)	52,151,669	(23,653,716)

Net increase in net assets resulting from operations	67,513,118	76,225,045

Distributions to Shareholders[1]
From net investment income:
Institutional	(24,475,426)	(39,724,465)
Service	(577,375)	(1,969,592)
Investor A	(5,787,898)	(9,886,148)
Investor B	—	(15,510)
Investor C	(900,126)	(1,555,210)
Class K	(9,920,348)	(16,596,928)
Class R	(35,946)	(51,752)

Decrease in net assets resulting from distributions to shareholders	(41,697,119)	(69,799,605)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	13,005,026	313,122,910

Net Assets
Total increase in net assets	38,821,025	319,548,350
Beginning of period	3,136,444,498	2,816,896,148

End of period	$3,175,265,523	$3,136,444,498

Undistributed net investment income, end of period	$1,930,784	$9,501,593

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

82	BLACKROCK FUNDS II	MARCH 31, 2016

Statements of Changes in Net Assets (concluded)

	BlackRock High Yield Bond Portfolio[1]		BlackRock Low Duration Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

Operations
Net investment income	$436,317,735	$825,356,712	$39,277,832	$74,978,321
Net realized gain (loss)	(819,251,534)	(75,236,469)	(18,866,246)	7,324,131
Net change in unrealized appreciation (depreciation)	298,010,476	(1,288,260,649)	(2,468,080)	(34,590,098)

Net increase (decrease) in net assets resulting from operations	(84,923,323)	(538,140,406)	17,943,506	47,712,354

Distributions to Shareholders[2]
From net investment income:
Institutional	(310,224,045)	(571,808,572)	(31,411,213)	(52,142,164)
Service	(9,254,010)	(18,521,021)	(539,810)	(1,032,685)
Investor A	(89,334,379)	(164,495,257)	(7,627,682)	(12,517,576)
Investor A1	—	—	(144,751)	(273,110)
Investor B	(19,816)	(80,131)	—	(6,849)
Investor B1	(45,325)	(159,857)	—	—
Investor B3	—	—	—	(4,207)
Investor C	(15,434,769)	(28,431,855)	(2,039,416)	(2,482,730)
Investor C1	(1,683,457)	(3,384,359)	—	—
Investor C2	—	—	(57,038)	(98,669)
Investor C3	—	—	(117,286)	(183,347)
Class K	(122,858,695)	(111,411,805)	(9,642,997)	(15,219,208)
Class R	(2,959,432)	(4,271,507)	(36,974)	(48,711)
From net realized gain:
Institutional	—	(137,460,906)	—	—
Service	—	(5,143,584)	—	—
Investor A	—	(44,376,973)	—	—
Investor B	—	(33,834)	—	—
Investor B1	—	(60,653)	—	—
Investor C	—	(9,405,484)	—	—
Investor C1	—	(1,141,650)	—	—
Class K	—	(22,217,123)	—	—
Class R	—	(1,171,559)	—	—

Decrease in net assets resulting from distributions to shareholders	(551,813,928)	(1,123,576,130)	(51,617,167)	(84,009,256)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	1,395,995,427	4,781,194,480	(99,969,090)	1,365,511,729

Net Assets
Total increase (decrease) in net assets	759,258,176	3,119,477,944	(133,642,751)	1,329,214,827
Beginning of period	16,620,957,995	13,501,480,051	5,100,862,851	3,771,648,024

End of period	$17,380,216,171	$16,620,957,995	$4,967,220,100	$5,100,862,851

Undistributed (distributions in excess of) net investment income, end of period	$(512,923)	$114,983,270	$(2,209,036)	$10,130,299

[1]	Consolidated Statement of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	83

Financial Highlights	BlackRock Core Bond Portfolio

	Institutional
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$9.65	$9.63	$9.45	$9.78	$9.42	$9.58

Net investment income[1]	0.11	0.21	0.27	0.24	0.29	0.36
Net realized and unrealized gain (loss)	0.11	0.05	0.20	(0.28)	0.39	(0.12)

Net increase (decrease) from investment operations	0.22	0.26	0.47	(0.04)	0.68	0.24

Distributions:[2]
From net investment income	(0.14)	(0.24)	(0.29)	(0.25)	(0.32)	(0.40)
From return of capital	—	—	—	(0.04)	—	—

Total distributions	(0.14)	(0.24)	(0.29)	(0.29)	(0.32)	(0.40)

Net asset value, end of period	$9.73	$9.65	$9.63	$9.45	$9.78	$9.42

Total Return[3]
Based on net asset value	2.22%[4]	2.66%	5.05%	(0.47)%	7.36%	2.55%

Ratios to Average Net Assets
Total expenses	0.60%[5]	0.60%[6]	0.75%[6]	0.75%[6]	0.73%[6]	0.78%

Total expenses after fees waived and/or reimbursed	0.48%[5]	0.46%	0.57%	0.59%	0.58%	0.60%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.45%[5]	0.46%	0.56%	0.56%	0.56%	0.58%

Net investment income	2.26%[5]	2.15%	2.78%	2.44%	3.03%	3.87%

Supplemental Data
Net assets, end of period (000)	$1,830,618	$1,774,919	$1,361,482	$1,307,731	$1,457,783	$1,488,219

Portfolio turnover rate[7]	333%	863%	702%	805%	739%	726%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 0.74%. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2013 and September 30, 2012.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	243%	616%	493%	440%	370%	412%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,245%	1,209%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	—	688%	771%

See Notes to Financial Statements.

84	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Service
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$9.66	$9.63	$9.45	$9.79	$9.43	$9.59

Net investment income[1]	0.09	0.18	0.24	0.21	0.26	0.32
Net realized and unrealized gain (loss)	0.11	0.05	0.21	(0.29)	0.39	(0.11)

Net increase (decrease) from investment operations	0.20	0.23	0.45	(0.08)	0.65	0.21

Distributions:[2]
From net investment income	(0.12)	(0.20)	(0.27)	(0.22)	(0.29)	(0.37)
From return of capital	—	—	—	(0.04)	—	—

Total distributions	(0.12)	(0.20)	(0.27)	(0.26)	(0.29)	(0.37)

Net asset value, end of period	$9.74	$9.66	$9.63	$9.45	$9.79	$9.43

Total Return[3]
Based on net asset value	2.05%[4]	2.44%	4.78%	(0.86)%	7.01%	2.25%

Ratios to Average Net Assets
Total expenses	0.86%[5,6]	0.90%	0.95%	1.02%[5]	1.05%	1.03%[5]

Total expenses after fees waived and/or reimbursed	0.82%[6]	0.80%	0.83%	0.92%	0.91%	0.90%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.79%[6]	0.80%	0.82%	0.88%	0.89%	0.88%

Net investment income	1.92%[6]	1.86%	2.54%	2.13%	2.71%	3.50%

Supplemental Data
Net assets, end of period (000)	$48,446	$46,481	$191,106	$199,772	$238,247	$278,072

Portfolio turnover rate[7]	333%	863%	702%	805%	739%	726%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the six months ended March 31, 2016 and the years ended September 30, 2013 and September 30, 2011, the ratio would have been 0.82%, 0.98%, and 1.02%, respectively.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	243%	616%	493%	440%	370%	412%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,245%	1,209%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	—	688%	771%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	85

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Investor A
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$9.67	$9.64	$9.46	$9.80	$9.44	$9.60

Net investment income[1]	0.09	0.18	0.24	0.20	0.26	0.34
Net realized and unrealized gain (loss)	0.11	0.05	0.20	(0.28)	0.39	(0.13)

Net increase (decrease) from investment operations	0.20	0.23	0.44	(0.08)	0.65	0.21

Distributions:[2]
From net investment income	(0.12)	(0.20)	(0.26)	(0.22)	(0.29)	(0.37)
From return of capital	—	—	—	(0.04)	—	—

Total distributions	(0.12)	(0.20)	(0.26)	(0.26)	(0.29)	(0.37)

Net asset value, end of period	$9.75	$9.67	$9.64	$9.46	$9.80	$9.44

Total Return[3]
Based on net asset value	2.05%[4]	2.42%	4.72%	(0.89)%	7.01%	2.27%

Ratios to Average Net Assets
Total expenses	0.90%[5]	0.89%[6]	1.02%[6]	1.03%[6]	1.02%[6]	1.01%

Total expenses after fees waived and/or reimbursed	0.82%[5]	0.80%	0.90%	0.92%	0.90%	0.88%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.79%[5]	0.80%	0.89%	0.89%	0.89%	0.86%

Net investment income	1.92%[5]	1.82%	2.47%	2.11%	2.69%	3.58%

Supplemental Data
Net assets, end of period (000)	$495,440	$474,202	$507,915	$566,334	$638,402	$551,875

Portfolio turnover rate[7]	333%	863%	702%	805%	739%	726%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 1.01%. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2013 and September 30, 2012.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	243%	616%	493%	440%	370%	412%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,245%	1,209%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	—	688%	771%

See Notes to Financial Statements.

86	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Investor C
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$9.63	$9.60	$9.42	$9.76	$9.40	$9.56

Net investment income[1]	0.06	0.10	0.17	0.13	0.19	0.27
Net realized and unrealized gain (loss)	0.10	0.06	0.20	(0.29)	0.39	(0.13)

Net increase (decrease) from investment operations	0.16	0.16	0.37	(0.16)	0.58	0.14

Distributions:[2]
From net investment income	(0.08)	(0.13)	(0.19)	(0.14)	(0.22)	(0.30)
From return of capital	—	—	—	(0.04)	—	—

Total distributions	(0.08)	(0.13)	(0.19)	(0.18)	(0.22)	(0.30)

Net asset value, end of period	$9.71	$9.63	$9.60	$9.42	$9.76	$9.40

Total Return[3]
Based on net asset value	1.67%[4]	1.66%	3.96%	(1.63)%	6.26%	1.50%

Ratios to Average Net Assets
Total expenses	1.62%[5]	1.62%[6]	1.74%[6]	1.76%	1.74%[6]	1.77%

Total expenses after fees waived and/or reimbursed	1.57%[5]	1.55%	1.63%	1.66%	1.63%	1.64%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.54%[5]	1.55%	1.62%	1.62%	1.61%	1.62%

Net investment income	1.17%[5]	1.07%	1.75%	1.40%	1.97%	2.85%

Supplemental Data
Net assets, end of period (000)	$109,521	$109,272	$119,113	$147,042	$206,568	$186,495

Portfolio turnover rate[7]	333%	863%	702%	805%	739%	726%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the ratio would have been 1.61%. There was no financial impact to the expense ratios for the years ended September 30, 2014 and September 30, 2012.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	243%	616%	493%	440%	370%	412%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,245%	1,209%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	—	688%	771%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	87

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Class K
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$9.68	$9.65	$9.47	$9.81	$9.45	$9.61

Net investment income[1]	0.11	0.22	0.28	0.25	0.30	0.38
Net realized and unrealized gain (loss)	0.11	0.05	0.20	(0.29)	0.39	(0.13)

Net increase (decrease) from investment operations	0.22	0.27	0.48	(0.04)	0.69	0.25

Distributions:[2]
From net investment income	(0.14)	(0.24)	(0.30)	(0.26)	(0.33)	(0.41)
From return of capital	—	—	—	(0.04)	—	—

Total distributions	(0.14)	(0.24)	(0.30)	(0.30)	(0.33)	(0.41)

Net asset value, end of period	$9.76	$9.68	$9.65	$9.47	$9.81	$9.45

Total Return[3]
Based on net asset value	2.25%[4]	2.83%	5.16%	(0.45)%	7.47%	2.69%

Ratios to Average Net Assets
Total expenses	0.47%[5]	0.47%[6]	0.60%	0.61%	0.60%	0.63%

Total expenses after fees waived and/or reimbursed	0.43%[5]	0.41%	0.46%	0.48%	0.47%	0.47%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.40%[5]	0.40%	0.45%	0.45%	0.45%	0.45%

Net investment income	2.31%[5]	2.21%	2.91%	2.54%	3.15%	4.04%

Supplemental Data
Net assets, end of period (000)	$687,586	$728,521	$633,007	$597,618	$643,885	$830,056

Portfolio turnover rate[7]	333%	863%	702%	805%	739%	726%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	243%	616%	493%	440%	370%	412%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,245%	1,209%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	—	688%	771%

See Notes to Financial Statements.

88	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights (concluded)	BlackRock Core Bond Portfolio

	Class R
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$9.67	$9.64	$9.46	$9.81	$9.44	$9.60

Net investment income[1]	0.08	0.15	0.21	0.18	0.23	0.31
Net realized and unrealized gain (loss)	0.11	0.06	0.20	(0.30)	0.40	(0.13)

Net increase (decrease) from investment operations	0.19	0.21	0.41	(0.12)	0.63	0.18

Distributions:[2]
From net investment income	(0.11)	(0.18)	(0.23)	(0.19)	(0.26)	(0.34)
From return of capital	—	—	—	(0.04)	—	—

Total distributions	(0.11)	(0.18)	(0.23)	(0.23)	(0.26)	(0.34)

Net asset value, end of period	$9.75	$9.67	$9.64	$9.46	$9.81	$9.44

Total Return[3]
Based on net asset value	1.92%[4]	2.17%	4.42%	(1.24)%	6.82%	1.95%

Ratios to Average Net Assets
Total expenses	1.17%[5]	1.17%	1.32%[6]	1.38%[6]	1.34%[6]	1.38%[6]

Total expenses after fees waived and/or reimbursed	1.07%[5]	1.05%	1.18%	1.18%	1.19%	1.19%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.04%[5]	1.05%	1.17%	1.15%	1.17%	1.17%

Net investment income	1.67%[5]	1.57%	2.20%	1.82%	2.40%	3.29%

Supplemental Data
Net assets, end of period (000)	$3,654	$3,050	$2,550	$2,246	$960	$441

Portfolio turnover rate[7]	333%	863%	702%	805%	739%	726%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014 and September 30, 2013, the ratio would have been 1.31% and 1.36%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2012 and September 30, 2011.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	243%	616%	493%	440%	370%	412%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,245%	1,209%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	—	688%	771%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	89

Financial Highlights	BlackRock High Yield Bond Portfolio

	Institutional
	Six Months Ended March 31, 2016[1] (Unaudited)	Year Ended September 30,
		2015[1]	2014[1]	2013[1]	2012[1]	2011
Per Share Operating Performance
Net asset value, beginning of period	$7.42	$8.20	$8.15	$7.94	$7.14	$7.47

Net investment income[2]	0.19	0.40	0.46	0.49	0.49	0.50
Net realized and unrealized gain (loss)	(0.21)	(0.62)	0.17	0.26	0.80	(0.30)[3]

Net increase (decrease) from investment operations	(0.02)	(0.22)	0.63	0.75	1.29	0.20

Distributions:[4]
From net investment income	(0.25)	(0.44)	(0.46)	(0.52)	(0.49)	(0.53)
From net realized gain	—	(0.12)	(0.12)	(0.02)	—	—

Total distributions	(0.25)	(0.56)	(0.58)	(0.54)	(0.49)	(0.53)

Net asset value, end of period	$7.15	$7.42	$8.20	$8.15	$7.94	$7.14

Total Return[5]
Based on net asset value	(0.31)%[6]	(2.82)%	7.88%	9.64%	18.92%	2.35%[7]

Ratios to Average Net Assets
Total expenses	0.61%[8,9,10]	0.59%[9]	0.62%[8]	0.64%	0.65%[8,11]	0.66%[8]

Total expenses after fees waived and/or reimbursed	0.61%[9,10]	0.59%[9]	0.62%	0.63%	0.65%[11]	0.65%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.61%[9,10]	0.58%[9]	0.59%	0.60%	0.63%	0.65%

Net investment income	5.35%[9,10]	5.08%[9]	5.51%	6.05%	6.40%[11]	6.53%

Supplemental Data
Net assets, end of period (000)	$9,124,580	$10,926,678	$7,898,330	$5,923,843	$3,989,753	$2,017,038

Portfolio turnover rate	46%	70%	87%	84%	69%	91%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

[9]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	0.01%	N/A	N/A	N/A	N/A

[10]	Annualized.

[11]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

90	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Service
	Six Months Ended March 31, 2016[1] (Unaudited)	Year Ended September 30,
		2015[1]	2014[1]	2013[1]	2012[1]	2011
Per Share Operating Performance
Net asset value, beginning of period	$7.42	$8.20	$8.16	$7.94	$7.14	$7.48

Net investment income[2]	0.18	0.38	0.43	0.47	0.47	0.48
Net realized and unrealized gain (loss)	(0.21)	(0.62)	0.16	0.26	0.80	(0.32)[3]

Net increase (decrease) from investment operations	(0.03)	(0.24)	0.59	0.73	1.27	0.16

Distributions:[4]
From net investment income	(0.24)	(0.42)	(0.43)	(0.49)	(0.47)	(0.50)
From net realized gain	—	(0.12)	(0.12)	(0.02)	—	—

Total distributions	(0.24)	(0.54)	(0.55)	(0.51)	(0.47)	(0.50)

Net asset value, end of period	$7.15	$7.42	$8.20	$8.16	$7.94	$7.14

Total Return[5]
Based on net asset value	(0.45)%[6]	(3.13)%	7.41%	9.42%	18.52%	1.85%[7]

Ratios to Average Net Assets
Total expenses	0.90%[8,9,10]	0.90%[9]	0.94%[8]	0.95%[8]	0.98%[8,11]	1.06%[8]

Total expenses after fees waived and/or reimbursed	0.90%[9,10]	0.90%[9]	0.94%	0.94%	0.98%[11]	1.01%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.90%[9,10]	0.90%[9]	0.91%	0.92%	0.96%	1.01%

Net investment income	5.06%[9,10]	4.76%[9]	5.20%	5.73%	6.08%[11]	6.22%

Supplemental Data
Net assets, end of period (000)	$319,128	$303,043	$346,355	$372,559	$304,707	$195,688

Portfolio turnover rate	46%	70%	87%	84%	69%	91%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014, September 30, 2012 and September 30, 2011, the ratio would have been 0.93%, 0.95% and 1.03%, respectively. There was no financial impact to the expense ratios for six months ended March 31, 2016 and the year ended September 30, 2013.

[9]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	0.01%	N/A	N/A	N/A	N/A

[10]	Annualized.

[11]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	91

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor A
	Six Months Ended March 31, 2016[1] (Unaudited)	Year Ended September 30,
		2015[1]	2014[1]	2013[1]	2012[1]	2011
Per Share Operating Performance
Net asset value, beginning of period	$7.42	$8.20	$8.15	$7.94	$7.14	$7.47

Net investment income[2]	0.18	0.38	0.43	0.47	0.47	0.48
Net realized and unrealized gain (loss)	(0.21)	(0.62)	0.17	0.25	0.80	(0.30)[3]

Net increase (decrease) from investment operations	(0.03)	(0.24)	0.60	0.72	1.27	0.18

Distributions:[4]
From net investment income	(0.24)	(0.42)	(0.43)	(0.49)	(0.47)	(0.51)
From net realized gain	—	(0.12)	(0.12)	(0.02)	—	—

Total distributions	(0.24)	(0.54)	(0.55)	(0.51)	(0.47)	(0.51)

Net asset value, end of period	$7.15	$7.42	$8.20	$8.15	$7.94	$7.14

Total Return[5]
Based on net asset value	(0.46)%[6]	(3.11)%	7.53%	9.29%	18.56%	2.02%[7]

Ratios to Average Net Assets
Total expenses	0.92%[8,9,10]	0.93%[8,9]	0.97%[8]	0.98%[8]	1.02%[11]	1.06%[8]

Total expenses after fees waived and/or reimbursed	0.92%[9,10]	0.92%[9]	0.95%	0.95%	0.94%[11]	0.98%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.92%[9,10]	0.92%[9]	0.92%	0.92%	0.92%	0.98%

Net investment income	5.07%[9,10]	4.75%[9]	5.21%	5.74%	6.10%[11]	6.20%

Supplemental Data
Net assets, end of period (000)	$2,902,130	$2,797,049	$3,120,217	$3,933,778	$3,437,217	$1,886,322

Portfolio turnover rate	46%	70%	87%	84%	69%	91%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the six months ended March 31, 2016 and the years ended September 30, 2015 and September 30, 2011, the ratio would have been 0.91%, 0.89% and 1.04%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2014 and September 30, 2013.

[9]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	0.01%	N/A	N/A	N/A	N/A

[10]	Annualized.

[11]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

92	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor B
	Six Months Ended March 31, 2016[1] (Unaudited)	Year Ended September 30,
		2015[1]	2014[1]	2013[1]	2012[1]	2011
Per Share Operating Performance
Net asset value, beginning of period	$7.42	$8.20	$8.16	$7.94	$7.14	$7.47

Net investment income[2]	0.14	0.31	0.36	0.40	0.40	0.43
Net realized and unrealized gain (loss)	(0.21)	(0.62)	0.16	0.26	0.81	(0.31)[3]

Net increase (decrease) from investment operations	(0.07)	(0.31)	0.52	0.66	1.21	0.12

Distributions:[4]
From net investment income	(0.20)	(0.35)	(0.36)	(0.42)	(0.41)	(0.45)
From net realized gain	—	(0.12)	(0.12)	(0.02)	—	—

Total distributions	(0.20)	(0.47)	(0.48)	(0.44)	(0.41)	(0.45)

Net asset value, end of period	$7.15	$7.42	$8.20	$8.16	$7.94	$7.14

Total Return[5]
Based on net asset value	(0.99)%[6]	(3.96)%	6.51%	8.51%	17.58%	1.26%[7]

Ratios to Average Net Assets
Total expenses	1.99%[8,9]	1.80%[8]	1.80%	1.79%	1.78%[10]	1.75%[11]

Total expenses after fees waived and/or reimbursed	1.99%[8,9]	1.80%[8]	1.80%	1.79%	1.78%[10]	1.75%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.99%[8,9]	1.80%[8]	1.77%	1.76%	1.76%	1.75%

Net investment income	4.00%[8,9]	3.87%[8]	4.38%	4.90%	5.31%[10]	5.56%

Supplemental Data
Net assets, end of period (000)	$552	$1,004	$2,489	$4,597	$7,472	$9,577

Portfolio turnover rate	46%	70%	87%	84%	69%	91%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	0.01%	N/A	N/A	N/A	N/A

[9]	Annualized.

[10]	Restated to include income taxes for the consolidated entity.

[11]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2011, the ratio would have been 1.73%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	93

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor B1
	Six Months Ended March 31, 2016[1] (Unaudited)	Year Ended September 30,
		2015[1]	2014[1]	2013[1]	2012[1]	2011
Per Share Operating Performance
Net asset value, beginning of period	$7.42	$8.20	$8.15	$7.94	$7.14	$7.47

Net investment income[2]	0.16	0.33	0.39	0.42	0.43	0.45
Net realized and unrealized gain (loss)	(0.21)	(0.62)	0.17	0.26	0.80	(0.31)[3]

Net increase (decrease) from investment operations	(0.05)	(0.29)	0.56	0.68	1.23	0.14

Distributions:[4]
From net investment income	(0.22)	(0.37)	(0.39)	(0.45)	(0.43)	(0.47)
From net realized gain	—	(0.12)	(0.12)	(0.02)	—	—

Total distributions	(0.22)	(0.49)	(0.51)	(0.47)	(0.43)	(0.47)

Net asset value, end of period	$7.15	$7.42	$8.20	$8.15	$7.94	$7.14

Total Return[5]
Based on net asset value	(0.73)%[6]	(3.65)%	6.97%	8.74%	17.94%	1.55%[7]

Ratios to Average Net Assets
Total expenses	1.83%[8,9]	1.75%[8,10]	1.64%[10]	1.58%[10]	1.58%[10,11]	1.48%

Total expenses after fees waived and/or reimbursed	1.46%[8,9]	1.46%[8]	1.49%	1.49%	1.48%[11]	1.44%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.46%[8,9]	1.46%[8]	1.46%	1.46%	1.46%	1.44%

Net investment income	4.53%[8,9]	4.20%[8]	4.67%	5.20%	5.61%[11]	5.88%

Supplemental Data
Net assets, end of period (000)	$1,122	$1,957	$4,796	$9,009	$20,236	$32,194

Portfolio turnover rate	46%	70%	87%	84%	69%	91%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	0.01%	N/A	N/A	N/A	N/A

[9]	Annualized.

[10]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, September 30, 2014 and September 30, 2013, the ratio would have been 1.74%, 1.63% and 1.56%, respectively. There was no financial impact to the expense ratio for the year ended September 30, 2012.

[11]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

94	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor C
	Six Months Ended March 31, 2016[1] (Unaudited)	Year Ended September 30,
		2015[1]	2014[1]	2013[1]	2012[1]	2011
Per Share Operating Performance
Net asset value, beginning of period	$7.43	$8.21	$8.16	$7.95	$7.14	$7.48

Net investment income[2]	0.16	0.32	0.37	0.40	0.41	0.43
Net realized and unrealized gain (loss)	(0.22)	(0.62)	0.17	0.26	0.81	(0.32)[3]

Net increase (decrease) from investment operations	(0.06)	(0.30)	0.54	0.66	1.22	0.11

Distributions:[4]
From net investment income	(0.21)	(0.36)	(0.37)	(0.43)	(0.41)	(0.45)
From net realized gain	—	(0.12)	(0.12)	(0.02)	—	—

Total distributions	(0.21)	(0.48)	(0.49)	(0.45)	(0.41)	(0.45)

Net asset value, end of period	$7.16	$7.43	$8.21	$8.16	$7.95	$7.14

Total Return[5]
Based on net asset value	(0.84)%[6]	(3.85)%	6.73%	8.45%	17.77%	1.17%[7]

Ratios to Average Net Assets
Total expenses	1.69%[8,9]	1.67%[8,10]	1.70%[10]	1.72%[10]	1.75%[10,11]	1.71%[10]

Total expenses after fees waived and/or reimbursed	1.69%[8,9]	1.67%[8]	1.70%	1.72%	1.74%[11]	1.69%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.69%[8,9]	1.66%[8]	1.67%	1.69%	1.72%	1.69%

Net investment income	4.30%[8,9]	4.00%[8]	4.44%	4.97%	5.31%[11]	5.54%

Supplemental Data
Net assets, end of period (000)	$524,250	$578,935	$624,573	$535,426	$498,541	$313,266

Portfolio turnover rate	46%	70%	87%	84%	69%	91%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	0.01%	N/A	N/A	N/A	N/A

[9]	Annualized.

[10]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2013 and September 30, 2011, the ratio would have been 1.71% and 1.70%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2014 and September 30, 2012.

[11]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	95

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor C1
	Six Months Ended March 31, 2016[1] (Unaudited)	Year Ended September 30,
		2015[1]	2014[1]	2013[1]	2012[1]	2011
Per Share Operating Performance
Net asset value, beginning of period	$7.43	$8.21	$8.17	$7.95	$7.15	$7.48

Net investment income[2]	0.16	0.33	0.39	0.42	0.42	0.44
Net realized and unrealized gain (loss)	(0.21)	(0.62)	0.16	0.27	0.80	(0.31)[3]

Net increase (decrease) from investment operations	(0.05)	(0.29)	0.55	0.69	1.22	0.13

Distributions:[4]
From net investment income	(0.22)	(0.37)	(0.39)	(0.45)	(0.42)	(0.46)
From net realized gain	—	(0.12)	(0.12)	(0.02)	—	—

Total distributions	(0.22)	(0.49)	(0.51)	(0.47)	(0.42)	(0.46)

Net asset value, end of period	$7.16	$7.43	$8.21	$8.17	$7.95	$7.15

Total Return[5]
Based on net asset value	(0.75)%[6]	(3.68)%	6.78%	8.79%	17.83%	1.49%[7]

Ratios to Average Net Assets
Total expenses	1.51%[8,9]	1.49%[8]	1.52%	1.55%[10]	1.59%[10,11]	1.60%

Total expenses after fees waived and/or reimbursed	1.51%[8,9]	1.49%[8]	1.52%	1.55%	1.56%[11]	1.52%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.51%[8,9]	1.49%[8]	1.50%	1.52%	1.54%	1.52%

Net investment income	4.49%[8,9]	4.19%[8]	4.63%	5.15%	5.53%[11]	5.77%

Supplemental Data
Net assets, end of period (000)	$53,936	$61,492	$79,613	$88,458	$100,404	$104,579

Portfolio turnover rate	46%	70%	87%	84%	69%	91%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	0.01%	N/A	N/A	N/A	N/A

[9]	Annualized.

[10]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2013 and September 30, 2012, the ratio would have been 1.52% and 1.57%, respectively.

[11]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

96	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Class K
	Six Months Ended March 31, 2016[1] (Unaudited)	Year Ended September 30,
		2015[1]	2014[1]	2013[1]	2012[1]	2011
Per Share Operating Performance
Net asset value, beginning of period	$7.42	$8.20	$8.16	$7.94	$7.14	$7.48

Net investment income[2]	0.20	0.41	0.47	0.50	0.50	0.52
Net realized and unrealized gain (loss)	(0.21)	(0.62)	0.16	0.26	0.80	(0.32)[3]

Net increase (decrease) from investment operations	(0.01)	(0.21)	0.63	0.76	1.30	0.20

Distributions:[4]
From net investment income	(0.25)	(0.45)	(0.47)	(0.52)	(0.50)	(0.54)
From net realized gain	—	(0.12)	(0.12)	(0.02)	—	—

Total distributions	(0.25)	(0.57)	(0.59)	(0.54)	(0.50)	(0.54)

Net asset value, end of period	$7.16	$7.42	$8.20	$8.16	$7.94	$7.14

Total Return[5]
Based on net asset value	(0.12)%[6]	(2.76)%	7.82%	9.84%	18.99%	2.29%[7]

Ratios to Average Net Assets
Total expenses	0.51%[8,9,10]	0.53%[9]	0.56%[8]	0.56%[8]	0.60%[8,11]	0.59%[8]

Total expenses after fees waived and/or reimbursed	0.51%[9,10]	0.51%[9]	0.55%	0.56%	0.58%[11]	0.58%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.51%[9,10]	0.51%[9]	0.53%	0.54%	0.56%	0.58%

Net investment income	5.49%[9,10]	5.17%[9]	5.59%	6.13%	6.48%[11]	6.69%

Supplemental Data
Net assets, end of period (000)	$4,358,886	$1,853,500	$1,352,840	$934,195	$897,435	$694,075

Portfolio turnover rate	46%	70%	87%	84%	69%	91%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2012 and September 30, 2011, the ratio would have been 0.58% and 0.58%, respectively. There was no financial impact to the expense ratios for the six months ended March 31, 2016 and the years ended September 30, 2014 and September 30, 2013.

[9]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	0.01%	N/A	N/A	N/A	N/A

[10]	Annualized.

[11]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	97

Financial Highlights (concluded)	BlackRock High Yield Bond Portfolio

	Class R
	Six Months Ended March 31, 2016[1] (Unaudited)	Year Ended September 30,
		2015[1]	2014[1]	2013[1]	2012[1]	2011
Per Share Operating Performance
Net asset value, beginning of period	$7.42	$8.20	$8.15	$7.94	$7.13	$7.47

Net investment income[2]	0.17	0.35	0.41	0.44	0.44	0.46
Net realized and unrealized gain (loss)	(0.22)	(0.62)	0.17	0.25	0.81	(0.32)[3]

Net increase (decrease) from investment operations	(0.05)	(0.27)	0.58	0.69	1.25	0.14

Distributions:[4]
From net investment income	(0.22)	(0.39)	(0.41)	(0.46)	(0.44)	(0.48)
From net realized gain	—	(0.12)	(0.12)	(0.02)	—	—

Total distributions	(0.22)	(0.51)	(0.53)	(0.48)	(0.44)	(0.48)

Net asset value, end of period	$7.15	$7.42	$8.20	$8.15	$7.94	$7.13

Total Return[5]
Based on net asset value	(0.62)%[6]	(3.43)%	7.19%	8.92%	18.31%	1.57%[7]

Ratios to Average Net Assets
Total expenses	1.24%[8,9,10]	1.23%[8,10]	1.28%	1.31%	1.36%[11]	1.42%

Total expenses after fees waived and/or reimbursed	1.24%[8,9]	1.23%[8]	1.27%	1.29%	1.30%[11]	1.28%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.24%[8,9]	1.22%[8]	1.24%	1.26%	1.28%	1.28%

Net investment income	4.75%[8,9]	4.46%[8]	4.90%	5.41%	5.77%[11]	5.98%

Supplemental Data
Net assets, end of period (000)	$95,634	$97,300	$72,267	$47,906	$32,159	$19,920

Portfolio turnover rate	46%	70%	87%	84%	69%	91%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	0.01%	N/A	N/A	N/A	N/A

[9]	Annualized.

[10]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the ratio would have been 1.22%. There was no financial impact to the expense ratio for the six months ended March 31, 2016.

[11]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

98	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights	BlackRock Low Duration Bond Portfolio

	Institutional
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$9.68	$9.74	$9.71	$9.83	$9.57	$9.70

Net investment income[1]	0.08	0.16	0.22	0.22	0.25	0.29
Net realized and unrealized gain (loss)	(0.05)	(0.04)	0.02	(0.12)	0.26	(0.14)

Net increase from investment operations	0.03	0.12	0.24	0.10	0.51	0.15

Distributions:[2]
From net investment income	(0.10)	(0.18)	(0.21)	(0.21)	(0.25)	(0.28)
From return of capital	—	—	—	(0.01)	—	—

Total distributions	(0.10)	(0.18)	(0.21)	(0.22)	(0.25)	(0.28)

Net asset value, end of period	$9.61	$9.68	$9.74	$9.71	$9.83	$9.57

Total Return[3]
Based on net asset value	0.36%[4]	1.19%	2.52%	1.06%	5.43%	1.55%

Ratios to Average Net Assets
Total expenses	0.48%[5]	0.52%[6]	0.66%[6]	0.70%	0.72%	0.75%

Total expenses after fees waived and/or reimbursed	0.46%[5]	0.45%	0.46%	0.48%	0.47%	0.48%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.45%[5]	0.45%	0.45%	0.45%	0.45%	0.45%

Net investment income	1.69%[5]	1.61%	2.26%	2.25%	2.61%	2.99%

Supplemental Data
Net assets, end of period (000)	$2,899,189	$2,885,841	$1,134,331	$849,700	$762,769	$609,308

Portfolio turnover rate[7]	144%	289%	269%	301%	203%	280%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	111%	231%	194%	239%	172%	184%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	99

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Service
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$9.67	$9.74	$9.71	$9.82	$9.57	$9.70

Net investment income[1]	0.06	0.13	0.19	0.19	0.22	0.26
Net realized and unrealized gain (loss)	(0.03)	(0.05)	0.02	(0.11)	0.24	(0.14)

Net increase from investment operations	0.03	0.08	0.21	0.08	0.46	0.12

Distributions:[2]
From net investment income	(0.09)	(0.15)	(0.18)	(0.18)	(0.21)	(0.25)
From return of capital	—	—	—	(0.01)	—	—

Total distributions	(0.09)	(0.15)	(0.18)	(0.19)	(0.21)	(0.25)

Net asset value, end of period	$9.61	$9.67	$9.74	$9.71	$9.82	$9.57

Total Return[3]
Based on net asset value	0.29%[4]	0.78%	2.16%	0.79%	4.93%	1.23%

Ratios to Average Net Assets
Total expenses	0.81%[5,6]	0.88%[6]	0.94%[6]	1.00%[6]	1.01%[6]	0.96%

Total expenses after fees waived and/or reimbursed	0.80%[5]	0.77%	0.82%	0.86%	0.85%	0.79%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.79%[5]	0.77%	0.81%	0.82%	0.83%	0.75%

Net investment income	1.35%[5]	1.31%	1.92%	1.90%	2.24%	2.73%

Supplemental Data
Net assets, end of period (000)	$59,780	$56,550	$217,127	$231,914	$263,552	$330,091

Portfolio turnover rate[7]	144%	289%	269%	301%	203%	280%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the six months ended March 31, 2016 the ratio would have been 0.77%. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2014, September 30, 2013 and September 30, 2012.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	111%	231%	194%	239%	172%	184%

See Notes to Financial Statements.

100	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor A
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$9.67	$9.74	$9.71	$9.82	$9.57	$9.70

Net investment income[1]	0.06	0.12	0.19	0.18	0.22	0.26
Net realized and unrealized gain (loss)	(0.03)	(0.04)	0.02	(0.10)	0.24	(0.14)

Net increase from investment operations	0.03	0.08	0.21	0.08	0.46	0.12

Distributions:[2]
From net investment income	(0.09)	(0.15)	(0.18)	(0.18)	(0.21)	(0.25)
From return of capital	—	—	—	(0.01)	—	—

Total distributions	(0.09)	(0.15)	(0.18)	(0.19)	(0.21)	(0.25)

Net asset value, end of period	$9.61	$9.67	$9.74	$9.71	$9.82	$9.57

Total Return[3]
Based on net asset value	0.30%[4]	0.75%	2.16%	0.83%	4.94%	1.21%

Ratios to Average Net Assets
Total expenses	0.82%[5]	0.86%	0.96%[6]	0.97%[6]	1.02%[6]	0.98%[6]

Total expenses after fees waived and/or reimbursed	0.80%[5]	0.79%	0.81%	0.83%	0.83%	0.80%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.79%[5]	0.79%	0.80%	0.79%	0.81%	0.78%

Net investment income	1.35%[5]	1.29%	1.93%	1.82%	2.25%	2.64%

Supplemental Data
Net assets, end of period (000)	$830,856	$822,299	$1,472,352	$1,523,705	$546,318	$490,744

Portfolio turnover rate[7]	144%	289%	269%	301%	203%	280%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015 and September 30, 2013, the ratios would have been 0.85% and 0.95%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2014, September 30, 2012 and September 30, 2011.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	111%	231%	194%	239%	172%	184%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	101

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor A1
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$9.68	$9.75	$9.72	$9.83	$9.58	$9.71

Net investment income[1]	0.07	0.14	0.20	0.20	0.23	0.27
Net realized and unrealized gain (loss)	(0.03)	(0.05)	0.02	(0.10)	0.25	(0.14)

Net increase from investment operations	0.04	0.09	0.22	0.10	0.48	0.13

Distributions:[2]
From net investment income	(0.10)	(0.16)	(0.19)	(0.20)	(0.23)	(0.26)
From return of capital	—	—	—	(0.01)	—	—

Total distributions	(0.10)	(0.16)	(0.19)	(0.21)	(0.23)	(0.26)

Net asset value, end of period	$9.62	$9.68	$9.75	$9.72	$9.83	$9.58

Total Return[3]
Based on net asset value	0.39%[4]	0.94%	2.33%	0.98%	5.12%	1.36%

Ratios to Average Net Assets
Total expenses	0.69%[5]	0.69%	0.81%[6]	0.85%	0.86%	0.87%

Total expenses after fees waived and/or reimbursed	0.61%[5]	0.60%	0.65%	0.67%	0.66%	0.66%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.60%[5]	0.60%	0.64%	0.64%	0.64%	0.63%

Net investment income	1.54%[5]	1.47%	2.09%	2.08%	2.43%	2.82%

Supplemental Data
Net assets, end of period (000)	$13,721	$14,742	$18,617	$20,196	$22,846	$24,295

Portfolio turnover rate[7]	144%	289%	269%	301%	203%	280%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	111%	231%	194%	239%	172%	184%

See Notes to Financial Statements.

102	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor C
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$9.67	$9.73	$9.71	$9.82	$9.56	$9.69

Net investment income[1]	0.03	0.05	0.12	0.12	0.15	0.18
Net realized and unrealized gain (loss)	(0.04)	(0.04)	0.01	(0.11)	0.25	(0.13)

Net increase (decrease) from investment operations	(0.01)	0.01	0.13	0.01	0.40	0.05

Distributions:[2]
From net investment income	(0.05)	(0.07)	(0.11)	(0.11)	(0.14)	(0.18)
From return of capital	—	—	—	(0.01)	—	—

Total distributions	(0.05)	(0.07)	(0.11)	(0.12)	(0.14)	(0.18)

Net asset value, end of period	$9.61	$9.67	$9.73	$9.71	$9.82	$9.56

Total Return[3]
Based on net asset value	(0.07)%[4]	0.11%	1.31%	0.08%	4.31%	0.45%

Ratios to Average Net Assets
Total expenses	1.58%[5]	1.59%	1.71%[6]	1.74%	1.76%	1.74%[6]

Total expenses after fees waived and/or reimbursed	1.54%[5]	1.53%	1.54%	1.56%	1.55%	1.56%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.53%[5]	1.53%	1.53%	1.53%	1.53%	1.54%

Net investment income	0.61%[5]	0.54%	1.19%	1.18%	1.53%	1.90%

Supplemental Data
Net assets, end of period (000)	$381,785	$361,424	$331,179	$293,864	$268,261	$239,979

Portfolio turnover rate[7]	144%	289%	269%	301%	203%	280%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	111%	231%	194%	239%	172%	184%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	103

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor C2
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$9.67	$9.74	$9.71	$9.82	$9.57	$9.70

Net investment income[1]	0.06	0.11	0.17	0.17	0.21	0.25
Net realized and unrealized gain (loss)	(0.04)	(0.05)	0.02	(0.10)	0.24	(0.14)

Net increase from investment operations	0.02	0.06	0.19	0.07	0.45	0.11

Distributions:[2]
From net investment income	(0.08)	(0.13)	(0.16)	(0.17)	(0.20)	(0.24)
From return of capital	—	—	—	(0.01)	—	—

Total distributions	(0.08)	(0.13)	(0.16)	(0.18)	(0.20)	(0.24)

Net asset value, end of period	$9.61	$9.67	$9.74	$9.71	$9.82	$9.57

Total Return[3]
Based on net asset value	0.22%[4]	0.60%	2.00%	0.67%	4.81%	1.07%

Ratios to Average Net Assets
Total expenses	0.98%[5]	0.99%	1.11%[6]	1.12%	1.12%	1.13%

Total expenses after fees waived and/or reimbursed	0.95%[5]	0.94%	0.97%	0.98%	0.96%	0.96%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.94%[5]	0.94%	0.96%	0.94%	0.94%	0.93%

Net investment income	1.20%[5]	1.14%	1.77%	1.78%	2.13%	2.54%

Supplemental Data
Net assets, end of period (000)	$6,533	$6,938	$7,939	$11,905	$13,838	$15,448

Portfolio turnover rate[7]	144%	289%	269%	301%	203%	280%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	111%	231%	194%	239%	172%	184%

See Notes to Financial Statements.

104	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor C3
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,				Period July 18, 2011[1] to September 30, 2011
		2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$9.67	$9.73	$9.71	$9.82	$9.56	$9.71

Net investment income[2]	0.03	0.06	0.12	0.12	0.14	0.04
Net realized and unrealized gain (loss)	(0.04)	(0.06)	0.01	(0.11)	0.25	(0.16)

Net increase (decrease) from investment operations	(0.01)	0.00	0.13	0.01	0.39	(0.12)

Distributions:[3]
From net investment income	(0.05)	(0.06)	(0.11)	(0.11)	(0.13)	(0.03)
From return of capital	—	—	—	(0.01)	—	—

Total distributions	(0.05)	(0.06)	(0.11)	(0.12)	(0.13)	(0.03)

Net asset value, end of period	$9.61	$9.67	$9.73	$9.71	$9.82	$9.56

Total Return[4]
Based on net asset value	(0.06)%[5]	0.14%	1.30%	0.09%	4.23%	(1.12)%[5]

Ratios to Average Net Assets
Total expenses	1.57%[6]	1.57%	1.69%[7]	1.70%	1.77%	1.73%[6]

Total expenses after fees waived and/or reimbursed	1.51%[6]	1.50%	1.56%	1.56%	1.61%	1.55%[6]

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.50%[6]	1.50%	1.55%	1.52%	1.60%	1.54%[6]

Net investment income	0.64%[6]	0.57%	1.18%	1.20%	1.46%	1.78%[6]

Supplemental Data
Net assets, end of period (000)	$20,072	$21,631	$26,209	$30,075	$35,383	$40,361

Portfolio turnover rate[8]	144%	289%	269%	301%	203%	280%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,				Period July 18, 2011 to September 30, 2011
		2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	111%	231%	194%	239%	172%	184%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	105

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Class K
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$9.67	$9.73	$9.71	$9.82	$9.56	$9.69

Net investment income[1]	0.08	0.16	0.23	0.23	0.26	0.29
Net realized and unrealized gain (loss)	(0.03)	(0.04)	0.01	(0.11)	0.25	(0.13)

Net increase from investment operations	0.05	0.12	0.24	0.12	0.51	0.16

Distributions:[2]
From net investment income	(0.11)	(0.18)	(0.22)	(0.22)	(0.25)	(0.29)
From return of capital	—	—	—	(0.01)	—	—

Total distributions	(0.11)	(0.18)	(0.22)	(0.23)	(0.25)	(0.29)

Net asset value, end of period	$9.61	$9.67	$9.73	$9.71	$9.82	$9.56

Total Return[3]
Based on net asset value	0.49%[4]	1.24%	2.46%	1.21%	5.48%	1.59%

Ratios to Average Net Assets
Total expenses	0.44%[5]	0.44%[6]	0.58%[6]	0.62%	0.61%	0.64%

Total expenses after fees waived and/or reimbursed	0.41%[5]	0.40%	0.42%	0.45%	0.43%	0.44%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.40%[5]	0.40%	0.41%	0.41%	0.41%	0.41%

Net investment income	1.74%[5]	1.67%	2.30%	2.30%	2.65%	3.04%

Supplemental Data
Net assets, end of period (000)	$750,008	$927,190	$557,690	$319,318	$310,879	$281,572

Portfolio turnover rate[7]	144%	289%	269%	301%	203%	280%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	111%	231%	194%	239%	172%	184%

See Notes to Financial Statements.

106	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights (concluded)	BlackRock Low Duration Bond Portfolio

	Class R
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,				Period July 18, 2011[1] to September 30, 2011
		2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$9.67	$9.74	$9.71	$9.82	$9.57	$9.71

Net investment income[2]	0.05	0.10	0.15	0.15	0.18	0.04
Net realized and unrealized gain (loss)	(0.03)	(0.05)	0.02	(0.11)	0.24	(0.14)

Net increase (decrease) from investment operations	0.02	0.05	0.17	0.04	0.42	(0.10)

Distributions:[3]
From net investment income	(0.08)	(0.12)	(0.14)	(0.14)	(0.17)	(0.04)
From return of capital	—	—	—	(0.01)	—	—

Total distributions	(0.08)	(0.12)	(0.14)	(0.15)	(0.17)	(0.04)

Net asset value, end of period	$9.61	$9.67	$9.74	$9.71	$9.82	$9.57

Total Return[4]
Based on net asset value	0.17%[5]	0.48%	1.81%	0.43%	4.48%	(1.06)%[5]

Ratios to Average Net Assets
Total expenses	1.16%[6]	1.16%	1.29%[7]	1.36%	1.43%	1.46%[6]

Total expenses after fees waived and/or reimbursed	1.05%[6]	1.05%	1.16%	1.22%	1.27%	1.29%[6]

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.04%[6]	1.05%	1.15%	1.19%	1.26%	1.27%[6]

Net investment income	1.10%[6]	1.02%	1.57%	1.54%	1.81%	2.04%[6]

Supplemental Data
Net assets, end of period (000)	$5,276	$4,247	$3,860	$4,529	$6,573	$5,693

Portfolio turnover rate[8]	144%	289%	269%	301%	203%	280%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,				Period July 18, 2011 to September 30, 2011
		2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	111%	231%	194%	239%	172%	184%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	107

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Core Bond Portfolio	Core Bond	Diversified
BlackRock High Yield Bond Portfolio	High Yield Bond	Diversified
BlackRock Low Duration Bond Portfolio	Low Duration Bond	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Investor B Shares are available only through exchanges and dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Investor A1, B1, C1, C2 and C3 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor A1 Shares	Yes[2]	No	None
Investor B Shares	No	Yes	To Investor A Shares after 7 years
Investor B1 Shares	No	Yes	To Investor A Shares after 10 years
Investor C Shares	No	Yes	None
Investor C1, Investor C2 and Investor C3 Shares	No	No3	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

[2]

Investor A1 Shares are subject to a maximum sales charge on purchases of 1.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares.

[3]

A CDSC of 1.00% is assessed on certain redemptions of Investor C1, Investor C2 and Investor C3 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

On the close of business on June 23, 2015, certain of the Funds’ share classes converted into other existing share classes, with the same relative aggregate net asset value as the original shares held immediately prior to the conversion, as follows:

	Original Shares	New Shares
Core Bond	Investor B	Investor A
Low Duration Bond	Investor B	Investor A
Low Duration Bond	Investor B3	Investor A

The Funds, together with certain other registered investment companies advised by the BlackRock Advisor, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of High Yield Bond include the accounts of BLK BR HY (Luxembourg) Investments, S.a.r.l. (the “Luxembourg Subsidiary”) and BR-HIYLD Subsidiary, LLC (the “U.S. Subsidiary”), both of which are wholly owned taxable subsidiaries of High Yield Bond (the “Taxable Subsidiaries”). The U.S. Subsidiary enables High Yield Bond to hold investments in operating companies and still satisfy regulated investment company tax requirements. Income earned and gains realized on the investments held by the U.S. Subsidiary are taxable to such subsidiary. The Luxembourg Subsidiary holds shares of private Canadian companies. These shares are held in the Luxembourg Subsidiary in order to realize benefits under the Double Tax Avoidance Convention between Canada and Luxembourg, the result of which is gains on the sale of such shares will not be subject to capital gains taxes in Canada. Income earned on the investments held by the Taxable Subsidiaries may be taxable to such subsidiaries in Luxembourg. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for High Yield Bond. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statements of Operations for High Yield Bond. High Yield Bond may invest up to 25% of its total assets in the U.S. Subsidiary. Intercompany accounts and transactions have been eliminated. Both the U.S. and Luxembourg Subsidiaries are subject to the same investment policies and restrictions that apply to High Yield Bond.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net

108	BLACKROCK FUNDS II	MARCH 31, 2016

Notes to Financial Statements (continued)

assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase agreements) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. The new guidance also requires revised disclosures regarding these investments. As of March 31, 2016, certain investments of Secured Credit were valued using NAV per share (or its equivalent) for fair value and have been excluded from the fair value hierarchy.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds

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determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•

High Yield Bond values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. High Yield Bond may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of

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the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments have been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

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For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: Zero-coupon bonds, are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or in the case of trust preferred securities, by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred

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without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. A Fund may invest in obligations of borrowers who are in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for a Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a Fund’s investment policies.

When a Fund purchases a floating rate loan interest, it may receive a facility fee, and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

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TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a Fund mitigate their counterparty risk, TBA commitments may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Commitments: Commitments are agreements to acquire an investment at a future date (subject to certain conditions) in connection with a potential public or non-public offering. Such agreements may obligate a Fund to make future cash payments. As of March 31, 2016, High Yield Bond had outstanding commitments of $543,100,000 in connection with the Chapter 11 cases of Energy Future Holdings Corp., et al. These commitments are not included in the net assets of High Yield Bond as of March 31, 2016. As of April 30, 2016, the commitment agreement was terminated.

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain eligible collateral subject to the agreement and in value no less than the agreed repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repo arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a Fund and its counterparties. Typically, a Fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a Fund, respectively. A Fund, along with other registered investment companies advised by the Manager, may transfer uninvested cash into a single joint trading account which is then invested in one or more repurchase agreements. As of period end, there were no joint trading accounts invested in repurchase agreements.

In the event the counterparty defaults and the fair value of the collateral declines, a Fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund would recognize a liability with respect to such excess collateral. The liability reflects a Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a Fund would still be required to pay the full repurchase price. Further, a Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

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Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.

For the six months ended March 31, 2016, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rates were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Core Bond	$375,697,152	0.19%
High Yield Bond	$ 28,588,079	(4.29)%
Low Duration Bond	$185,617,944	0.17%

Reverse repurchase transactions are entered into by a Fund under MRA, which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under an MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With reverse repurchase transactions, typically a Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following tables are summaries of the Funds’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Net Amount
Core Bond
Counterparty
Amherst Pierpont Securities LLC	$83,451,182	$(83,451,182)	—
Barclays Capital, Inc.	395,300	(395,300)	—
Credit Agricole Corporate and Investment Bank	78,548,110	(78,548,110)	—
Deutsche Bank Securities, Inc.	52,192,827	(52,192,827)	—
J.P. Morgan Securities LLC	80,960,959	(80,960,959)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	270,445,069	(270,445,069)	—
Total	$565,993,447	$(565,993,447)	—

High Yield Bond
Counterparty
J.P. Morgan Securities LLC	$15,306,574	$(15,306,574)	—
RBC Capital Markets, LLC	1,975,000	(1,975,000)	—
Total	$17,281,574	$(17,281,574)	—

[1]

Collateral with a value of $567,218,376 for Core Bond and $19,731,505 for High Yield Bond has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the

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Notes to Financial Statements (continued)

next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g. inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Certain Funds invest in long and/or short positions in futures contracts and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities.

When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The daily and the change

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Notes to Financial Statements (continued)

in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments (including credit risk, equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — Certain Funds purchase and write options on swaps primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Funds may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options and up-and-out options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

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Notes to Financial Statements (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•

Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — Certain Funds may enter into forward interest rate swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by

118	BLACKROCK FUNDS II	MARCH 31, 2016

Notes to Financial Statements (continued)

the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Core Bond	High Yield Bond	Low Duration Bond
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.350%	0.500%	0.350%
$1 Billion - $2 Billion	0.340%	0.450%	0.340%
$2 Billion - $3 Billion	0.330%	0.425%	0.330%
Greater than $3 Billion	0.320%	0.400%	0.320%

The Manager provides investment management and other services to the U.S. and Luxembourg Subsidiaries. The Manager does not receive separate compensation from the U.S. and Luxembourg Subsidiaries for providing investment management or administrative services. However, High Yield Bond pays the Manager based on the Fund’s net assets, which includes the assets of U.S. and Luxembourg Subsidiaries.

Service and Distribution Fees

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor A1	Investor B	Investor B1	Investor C	Investor C1	Investor C2	Investor C3	Class R
Service Fee	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.25%	0.10%	0.25%	0.25%
Distribution Fee	—	—	—	0.75%	0.50%	0.75%	0.55%	0.30%	0.65%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended March 31, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor A1	Investor B	Investor B1	Investor C	Investor C1	Investor C2	Investor C3	Class R	Total
Core Bond	$59,822	$601,110	—	—	—	$542,798	—	—	—	$8,339	$1,212,069
High Yield Bond	$358,451	$3,482,578	—	$3,678	$5,771	$2,715,839	$228,922	—	—	$240,479	$7,035,718
Low Duration Bond	$73,527	$1,037,079	$7,147	—	—	$1,863,514	—	$13,540	$93,776	$11,762	$3,100,345

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Notes to Financial Statements (continued)

Administration

The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fees, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended March 31, 2016, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor B	Investor B1	Investor C	Investor C1	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$178,342	$ 4,786	$ 48,089	—	—	—	$10,856	—	—	—	$ 71,037	$ 334	$ 313,444
High Yield Bond	$919,711	$28,676	$278,606	—	$74	$154	$54,317	$5,723	—	—	$352,778	$9,619	$1,649,658
Low Duration Bond	$288,683	$ 5,882	$ 82,966	$1,429	—	—	$37,270	—	$677	$2,084	$ 86,921	$ 471	$ 506,383

The Manager may have, at its discretion, voluntarily waived all or any portion of its administration fees for a Fund or a share class, which are included in administration fees waived — class specific in the Statements of Operations.

Transfer Agent

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2016, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Total
Core Bond	$281,746	$4,621	$2,811	—	$289,178
High Yield Bond	$256,532	$5,280	$7,576	$ 3	$269,391
Low Duration Bond	$104,772	$1,826	$2,894	—	$109,492

The Manager maintains a call center, that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended March 31, 2016, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor A1	Investor B	Investor C	Investor C2	Class K	Class R	Total
Core Bond	$ 2,169	—	$ 5,771	—	—	$ 874	—	$ 826	$ 4	$ 9,644
High Yield Bond	$43,852	$840	$40,135	—	$86	$5,364	—	$3,298	$1,037	$94,612
Low Duration Bond	$ 4,369	$415	$ 3,436	$207	—	$1,480	$45	$1,167	$ 31	$11,150

For the six months ended March 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor B1	Investor B1	Investor C	Investor C1	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$1,093,503	$ 23,511	$ 415,639	—	—	—	$ 81,025	—	—	—	$ 1,269	$ 3,308	$1,618,255
High Yield Bond	$5,505,693	$227,145	$2,375,713	—	$1,824	$4,481	$533,043	$61,794	—	—	$265,781	$118,265	$9,093,739
Low Duration Bond	$ 705,534	$ 24,947	$ 563,195	$10,659	—	—	$270,007	—	$4,863	$24,196	$ 2,925	$ 5,373	$1,611,699

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Notes to Financial Statements (continued)

Other Fees

For the six months ended March 31, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Core Bond	$12,535
High Yield Bond	$59,778
Low Duration Bond	$38,725

For the six months ended March 31, 2016, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
Core Bond	$ 2,008	—	$ 9,909
High Yield Bond	$14,076	$262	$49,142
Low Duration Bond	$36,267	—	$35,969

Expense Limitations/Waivers/Reimbursements/Recoupments

The Manager, with respect to the Funds, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Institutional	0.45%	0.67%	0.45%
Service	0.79%	1.02%	0.79%
Investor A	0.79%	0.92%	0.79%
Investor A1	N/A	N/A	0.60%
Investor B1	N/A	1.46%	N/A
Investor C	1.54%	1.72%	1.53%
Investor C1	N/A	1.56%	N/A
Investor C2	N/A	N/A	0.94%
Investor C3	N/A	N/A	1.50%
Class K	0.40%	0.58%	0.40%
Class R	1.04%	1.28%	1.04%

The Manager has agreed not to reduce or discontinue these contractual expense limitations prior to February 1, 2017, unless approved by the Board, including a majority of the Independent Trustees or by a majority of the outstanding voting securities of the Funds.

The Manager, with respect to each Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. For the six months ended March 31, 2016, the amounts waived were as follows:

Core Bond	$ 6,385
High Yield Bond	$223,626
Low Duration Bond	$ 24,583

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended March 31, 2016, the amounts included in fees waived by the Manager were as follows:

Core Bond	$359,493
Low Duration Bond	$ 87,643

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor A1	Investor B1	Investor C	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$178,342	$1,096	$48,089	—	—	$10,784	—	—	$70,993	$334	$309,638
High Yield Bond	—	—	$26,880	—	$154	—	—	—	—	$ 29	$ 27,063
Low Duration Bond	$249,659	—	$63,945	$1,429	—	$37,260	$663	$2,084	$86,674	$470	$442,184

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Notes to Financial Statements (continued)

Transfer Agent Fees Waived	Institutional	Investor A	Investor A1	Investor C	Investor C2	Class K	Class R	Total
Core Bond	$2,169	$5,771	—	$861	—	$810	$4	$9,615
Low Duration Bond	$1,375	$275	$207	$1,472	$39	$1,092	$31	$4,491

Transfer Agent Fees Reimbursed	Institutional	Service	Investor A	Investor A1	Investor B1	Investor C	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$643,286	$2,323	$71,659	—	—	$4,388	—	—	$ 405	$ 962	$723,023
High Yield Bond	—	—	—	—	$2,644	—	—	—	—	—	$ 2,644
Low Duration Bond	$ 14,001	—	$ 877	$3,309	—	$26,343	$114	$3,457	$1,577	$2,031	$ 51,709

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

•	The Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator.

In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2016, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

Recoupment of Past Waived Fees	Institutional	Service	Investor A	Class K	Class R	Total
Core Bond	—	$8,670	—	—	—	$8,670
High Yield Bond	$136,344	$274	$167,109	$48,115	$1,611	$353,453
Low Duration Bond	—	$10,523	—	—	—	$10,523

On March 31, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2016	2017	2018
Core Bond
Fund Level	$2,799,209	$1,200,606	$359,493
Institutional	$664,154	$1,625,227	$823,798
Service	—	$34,095	$3,419
Investor A	$31,122	$217,310	$125,519
Investor C	—	$26,231	$16,032
Class K	$163,938	$167,162	$72,208
Class R	$532	$2,244	$1,300
High Yield Bond
Investor A	$666,933	$222,803	$26,880
Investor B	—	$1	—
Investor B1	$10,768	$9,613	$2,798
Class K	—	$194,772	—
Class R	—	—	$29

122	BLACKROCK FUNDS II	MARCH 31, 2016

Notes to Financial Statements (continued)

	Expiring September 30,
	2016	2017	2018
Low Duration Bond
Fund Level	$4,497,528	$1,036,500	$87,643
Institutional	—	$1,424,437	$265,035
Service	—	$31,438	—
Investor A	$282,978	$300,952	$65,097
Investor A1	—	$9,403	$4,945
Investor C	$145,600	$122,243	$65,075
Investor C2	—	$1,465	$816
Investor C3	—	$9,885	$5,541
Class K	$124,109	$197,411	$89,343
Class R	—	$3,201	$2,532

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. High Yield Bond is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by High Yield Bond.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. High Yield Bond retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, High Yield Bond retains 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, High Yield Bond, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by High Yield Bond is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended March 31, 2016, High Yield Bond paid BIM $23,524 for securities lending agent services.

Officers and Trustees

Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the six months ended March 31, 2016, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
High Yield Bond	$35,411,259	$337,378,298
Low Duration Bond	$6,182,834	—

BLACKROCK FUNDS II	MARCH 31, 2016	123

Notes to Financial Statements (continued)

7. Purchases and Sales:

For the six months ended March 31, 2016, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases	Core Bond	High Yield Bond	Low Duration Bond
Non-U.S. Government Securities	$6,671,010,138	$8,778,000,681	$4,059,995,658
U.S. Government Securities	4,348,173,143	—	3,109,584,367

Total Purchases	$11,019,183,281	$8,778,000,681	$7,169,580,025

Sales	Core Bond	High Yield Bond	Low Duration Bond
Non-U.S. Government Securities (includes paydowns)	$7,291,656,570	$7,358,914,694	$4,899,573,402
U.S. Government Securities	4,124,319,080	—	2,583,579,847

Total Sales	$11,415,975,650	$7,358,914,694	$7,483,153,249

For the six months ended March 31, 2016, purchases and sales related to mortgage dollar rolls were as follows:

	Core Bond	Low Duration Bond
Purchases	$2,982,561,013	$1,646,823,238
Sales	$2,981,001,077	$1,649,127,992

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiaries.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for each of the four years ended September 30, 2015. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of period end, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Core Bond	High Yield Bond	Low Duration Bond
No expiration date[1]	—	$258,861,546	$10,984,084
2016	—	10,095,668	1,475,016
2017	—	48,885,880	41,571,660
2018	$80,641,863	29,490,774	24,738,576
2019	4,477,013	—	—
Total	$85,118,876	$347,333,868	$78,769,336

[1]	Must be utilized prior to losses subject to expiration.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Tax cost	$3,958,789,906	$17,910,838,025	$5,431,726,077

Gross unrealized appreciation	$91,192,036	$304,591,040	$52,522,923
Gross unrealized depreciation	(34,447,377)	(1,112,823,749)	(80,874,583)

Net unrealized appreciation (depreciation)	$56,744,659	$(808,232,709)	$(28,351,660)

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%)

124	BLACKROCK FUNDS II	MARCH 31, 2016

Notes to Financial Statements (continued)

in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2016, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

BLACKROCK FUNDS II	MARCH 31, 2016	125

Notes to Financial Statements (continued)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
Core Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	28,850,892	$277,898,348	82,483,805	$800,762,203
Shares issued in reinvestment of distributions	2,179,181	20,949,525	3,355,060	32,646,989
Shares redeemed	(26,810,056)	(258,064,497)	(43,427,910)	(422,070,281)

Net increase	4,220,017	$40,783,376	42,410,955	$411,338,911

Service
Shares sold	754,839	$7,274,197	2,106,768	$20,461,587
Shares issued in reinvestment of distributions	59,696	574,160	200,697	1,955,065
Shares redeemed	(652,120)	(6,264,192)	(17,338,999)	(168,103,473)

Net increase (decrease)	162,415	$1,584,165	(15,031,534)	$(145,686,821)

Investor A
Shares received from conversion[1]	—	—	48,969	$470,592
Shares sold and automatic conversion of shares	5,926,399	$57,010,012	12,761,491	123,902,246
Shares issued in reinvestment of distributions	578,747	5,574,509	971,805	9,471,327
Shares redeemed	(4,727,664)	(45,553,218)	(17,427,233)	(169,203,194)

Net increase (decrease)	1,777,482	$17,031,303	(3,644,968)	$(35,359,029)

Investor B
Shares sold			12,697	$124,535
Shares issued in reinvestment of distributions			1,357	13,270
Shares converted[1]			(49,030)	(470,592)
Shares redeemed and automatic conversion of shares			(143,966)	(1,392,444)

Net decrease			(178,942)	$(1,725,231)

Investor C
Shares sold	1,418,200	$13,597,884	1,684,327	$16,339,848
Shares issued in reinvestment of distributions	82,254	788,028	139,515	1,354,476
Shares redeemed	(1,567,659)	(15,030,372)	(2,882,772)	(27,956,117)

Net decrease	(67,205)	$(644,460)	(1,058,930)	$(10,261,793)

Class K
Shares sold	7,706,006	$74,607,894	16,545,366	$161,249,787
Shares issued in reinvestment of distributions	920,414	8,875,565	1,525,287	14,885,326
Shares redeemed	(13,435,959)	(129,804,412)	(8,402,868)	(81,815,037)

Net increase (decrease)	(4,809,539)	$(46,320,953)	9,667,785	$94,320,076

Class R
Shares sold	71,695	$690,445	121,999	$1,190,141
Shares issued in reinvestment of distributions	3,731	35,934	5,301	51,668
Shares redeemed	(16,058)	(154,784)	(76,436)	(745,012)

Net increase	59,368	$571,595	50,864	$496,797

Total Net Increase	1,342,538	$13,005,026	32,215,230	$313,122,910

[1]	On the close of business on June 23, 2015, Investor B Shares converted to Investor A Shares.

126	BLACKROCK FUNDS II	MARCH 31, 2016

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
High Yield Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	549,285,361	$3,970,287,596	1,045,949,201	$8,328,910,544
Shares issued in reinvestment of distributions	38,179,865	274,569,853	65,725,898	518,443,983
Shares redeemed	(784,423,285)	(5,711,441,953)	(602,306,625)	(4,759,942,936)

Net increase (decrease)	(196,958,059)	$(1,466,584,504)	509,368,474	$4,087,411,591

Service
Shares sold	16,921,949	$122,148,437	33,998,211	$270,547,828
Shares issued in reinvestment of distributions	1,223,577	8,801,091	2,815,360	22,267,661
Shares redeemed	(14,375,255)	(104,207,734)	(38,210,825)	(302,771,876)

Net increase (decrease)	3,770,271	$26,741,794	(1,397,254)	$(9,956,387)

Investor A
Shares sold and automatic conversion of shares	139,960,050	$1,014,533,853	219,147,084	$1,745,159,968
Shares issued in reinvestment of distributions	11,667,343	83,901,260	24,613,223	194,557,243
Shares redeemed	(122,849,095)	(889,838,240)	(247,190,709)	(1,964,890,851)

Net increase (decrease)	28,778,298	$208,596,873	(3,430,402)	$(25,173,640)

Investor B
Shares sold	5,071	$35,376	15,955	$126,053
Shares issued in reinvestment of distributions	2,481	17,878	12,902	102,310
Shares redeemed and automatic conversion of shares	(65,692)	(471,670)	(197,102)	(1,564,273)

Net decrease	(58,140)	$(418,416)	(168,245)	$(1,335,910)

Investor B1
Shares sold	754	$5,381	506	$4,245
Shares issued in reinvestment of distributions	3,525	25,361	13,942	110,498
Shares redeemed	(111,338)	(801,565)	(335,609)	(2,669,386)

Net decrease	(107,059)	$(770,823)	(321,161)	$(2,554,643)

Investor C
Shares sold	10,076,766	$72,987,838	21,576,280	$172,137,412
Shares issued in reinvestment of distributions	1,900,523	13,678,467	4,223,325	33,413,667
Shares redeemed	(16,703,797)	(120,704,111)	(23,955,129)	(189,565,476)

Net increase (decrease)	(4,726,508)	$(34,037,806)	1,844,476	$15,985,603

Investor C1
Shares sold	15,350	$110,970	42,959	$344,135
Shares issued in reinvestment of distributions	153,350	1,104,110	373,622	2,958,584
Shares redeemed	(914,695)	(6,580,522)	(1,837,587)	(14,601,863)

Net decrease	(745,995)	$(5,365,442)	(1,421,006)	$(11,299,144)

Class K
Shares sold	547,859,124	$4,012,939,969	234,894,383	$1,861,716,137
Shares issued in reinvestment of distributions	9,205,379	66,163,983	15,517,077	122,551,968
Shares redeemed	(197,622,306)	(1,413,272,478)	(165,635,232)	(1,290,289,490)

Net increase	359,442,197	$2,665,831,474	84,776,228	$693,978,615

BLACKROCK FUNDS II	MARCH 31, 2016	127

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
High Yield Bond (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	2,786,378	$20,118,579	6,986,537	$55,442,066
Shares issued in reinvestment of distributions	410,073	2,947,034	688,964	5,434,676
Shares redeemed	(2,939,825)	(21,063,336)	(3,373,916)	(26,738,347)

Net increase	256,626	$2,002,277	4,301,585	$34,138,395

Total Net Increase	189,651,631	$1,395,995,427	593,552,695	$4,781,194,480

Low Duration Bond
Institutional
Shares sold	64,382,607	$619,151,169	307,201,744	$2,991,055,223
Shares issued in reinvestment of distributions	3,076,792	29,573,843	4,994,650	48,485,913
Shares redeemed	(64,104,370)	(616,301,087)	(130,424,665)	(1,265,627,585)

Net increase	3,355,029	$32,423,925	181,771,729	$1,773,913,551

Service
Shares sold	1,299,890	$12,522,272	2,867,281	$27,783,237
Shares issued in reinvestment of distributions	55,977	537,752	105,794	1,027,291
Shares redeemed	(981,295)	(9,438,529)	(19,424,259)	(188,975,624)

Net increase (decrease)	374,572	$3,621,495	(16,451,184)	$(160,165,096)

Investor A
Shares received from conversion[1]	—	—	45,700	$443,289
Shares sold and automatic conversion of shares	20,323,400	$195,375,196	30,122,957	292,422,147
Shares issued in reinvestment of distributions	743,399	7,141,606	1,213,165	11,775,370
Shares redeemed	(19,616,169)	(188,573,995)	(97,594,569)	(949,067,681)

Net increase (decrease)	1,450,630	$13,942,807	(66,212,747)	$(644,426,875)

Investor A1
Shares sold	10,535	$101,650	30,023	$292,333
Shares issued in reinvestment of distributions	10,911	104,936	20,353	197,690
Shares redeemed	(117,638)	(1,131,214)	(437,667)	(4,253,370)

Net decrease	(96,192)	$(924,628)	(387,291)	$(3,763,347)

Investor B
Shares sold			19,255	$187,308
Shares issued in reinvestment of distributions			578	5,615
Shares converted[1]			(20,125)	(195,288)
Shares redeemed and automatic conversion of shares			(152,960)	(1,485,482)

Net decrease			(153,252)	$(1,487,847)

Investor B3
Shares sold			235	$2,290
Shares issued in reinvestment of distributions			351	3,414
Shares converted[1]			(25,555)	(248,001)
Shares redeemed and automatic conversion of shares			(62,384)	(606,225)

Net decrease			(87,353)	$(848,522)

[1]	On the close of business on June 23, 2015, Investor B and Investor B3 Shares converted to Investor A Shares.

128	BLACKROCK FUNDS II	MARCH 31, 2016

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
Low Duration Bond (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	9,002,046	$86,533,288	13,153,047	$127,639,876
Shares issued in reinvestment of distributions	186,854	1,793,107	224,156	2,173,315
Shares redeemed	(6,822,089)	(65,571,597)	(10,019,514)	(97,241,861)

Net increase	2,366,811	$22,754,798	3,357,689	$32,571,330

Investor C2
Shares sold	23	$213	65	$768
Shares issued in reinvestment of distributions	4,489	43,126	7,684	74,563
Shares redeemed	(41,926)	(402,600)	(105,760)	(1,026,182)

Net decrease	(37,414)	$(359,261)	(98,011)	$(950,851)

Investor C3
Shares sold	6,419	$61,688	26,316	$255,588
Shares issued in reinvestment of distributions	6,769	64,966	10,468	101,500
Shares redeemed	(160,670)	(1,544,437)	(492,025)	(4,775,975)

Net decrease	(147,482)	$(1,417,783)	(455,241)	$(4,418,887)

Class K
Shares sold	10,259,739	$98,720,380	63,408,230	$615,231,618
Shares issued in reinvestment of distributions	974,311	9,357,415	1,558,016	15,113,072
Shares redeemed	(29,046,420)	(279,145,492)	(26,366,539)	(255,671,861)

Net increase (decrease)	(17,812,370)	$(171,067,697)	38,599,707	$374,672,829

Class R
Shares sold	188,608	$1,813,286	227,375	$2,207,284
Shares issued in reinvestment of distributions	3,822	36,711	5,016	48,657
Shares redeemed	(82,468)	(792,743)	(189,640)	(1,840,497)

Net increase	109,962	$1,057,254	42,751	$415,444

Total Net Increase (Decrease)	(10,436,454)	$(99,969,090)	139,926,797	$1,365,511,729

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective April 21, 2016, the credit agreement was extended until April 2017. The updated agreement includes the following terms: A fee of 0.12% per annum on the unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The commitment amounts remain unchanged. Administration, legal and arrangement fees in connection with the amended credit agreement, and along with commitment fees, are allocated among the Participating Funds based upon portions of the aggregate commitment available to them and relative net assets of the Participating Funds.

BLACKROCK FUNDS II	MARCH 31, 2016	129

Officers and Trustees

Robert M. Hernandez, Chair of the Board and Trustee

Fred G. Weiss, Vice Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Valerie G. Brown, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Robert Fairbairn, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective May 6, 2016, Valerie G. Brown resigned as a Trustee of the Trust.

Effective May 10, 2016, Kenneth A. Froot resigned as a Trustee of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

130	BLACKROCK FUNDS II	MARCH 31, 2016

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	MARCH 31, 2016	131

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Taxable3-3/16-SAR

MARCH 31, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Funds II

▶   BlackRock 20/80 Target Allocation Fund

▶   BlackRock 40/60 Target Allocation Fund

▶   BlackRock 60/40 Target Allocation Fund

▶   BlackRock 80/20 Target Allocation Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FUNDS II	MARCH 31, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. Investors spent most of 2015 anticipating the end of the Federal Reserve’s (the “Fed”) near-zero interest rate policy as U.S. growth outpaced other developed markets. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Global market volatility increased in the latter part of 2015 and spilled over into early 2016. Oil prices were a key factor behind the instability after collapsing in mid-2015 due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets. Signs of slowing economic growth, a depreciating yuan and declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy.

Fears of a global recession started to fade toward the end of the first quarter of 2016 and volatility abated. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength offered some relief to U.S. exporters and emerging market economies. Oil prices found firmer footing as global supply showed signs of leveling off.

The selloff in risk assets at the turn of the year has resulted in more reasonable valuations and some appealing entry points for investors today. However, investors continue to face the headwinds of uncertainty around China’s growth trajectory and currency management, the potential consequences of negative interest rates and geopolitical risks.

For the 12 months ended March 31, 2016, higher-quality assets such as municipal bonds, U.S. Treasuries and investment grade corporate bonds generated positive returns, while riskier assets such as non-U.S. and small cap equities broadly declined.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.49%	1.78%
U.S. small cap equities (Russell 2000® Index)	2.02	(9.76)
International equities (MSCI Europe, Australasia, Far East Index)	1.56	(8.27)
Emerging market equities (MSCI Emerging Markets Index)	6.41	(12.03)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.10	0.12
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.27	3.05
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.44	1.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.23	3.95
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.23	(3.66)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Funds’ Summary as of March 31, 2016	BlackRock Target Allocation Portfolios

Portfolio Management Commentary

How did the Funds perform?

20/80 Target Allocation

•

For the six-month period ended March 31, 2016, all of the Fund’s share classes underperformed the reference benchmark (MSCI ACWI Index (14%)/MSCI USA Index (6%)/Barclays U.S. Universal Index (80%)) and the fixed income benchmark, the Barclays U.S. Universal Index.

40/60 Target Allocation

•

For the six-month period ended March 31, 2016, all of the Fund’s share classes underperformed the reference benchmark (MSCI ACWI Index (28%)/MSCI USA Index (12%)/Barclays U.S. Universal Index (60%)) and the global MSCI ACWI Index.

60/40 Target Allocation

•

For the six-month period ended March 31, 2016, all of the Fund’s share classes underperformed the reference benchmark (MSCI ACWI Index (42%)/MSCI USA Index (18%)/Barclays U.S. Universal Index (40%)) and the global MSCI ACWI Index.

80/20 Target Allocation

•

For the six-month period ended March 31, 2016, all of the Fund’s share classes underperformed the reference benchmark (MSCI ACWI Index (56%)/MSCI USA Index (24%)/Barclays U.S. Universal Index (20%)) and the global MSCI ACWI Index.

What factors influenced performance?

•

From a broad asset allocation perspective, the Funds’ overweight to equities relative to fixed income contributed to performance in the fourth quarter of 2015, but detracted from returns in the first quarter of 2016 as equity markets sold off and credit spreads widened. Additionally, the Funds’ underweight to duration (sensitivity to interest rate movements) detracted from performance as interest rates fell precipitously over the period. The largest detractors from performance were the underlying liquid alternative and unconstrained mutual funds in the portfolios, including BlackRock Global Long/Short Equity Fund, BlackRock Strategic Income Opportunities Portfolio and BlackRock Global Long/Short Credit Fund. Given significant cross-market volatility and dispersion, many of the actively managed funds held within the Target Allocation Portfolios struggled during the first quarter of 2016.

•

For the six-month period, broad exposure to U.S. equities via the iShares Core S&P Total U.S. Stock Market ETF was the main positive contributor to returns across all the Funds as U.S. stocks outperformed those of most other developed markets. In addition, as interest rates fell during the period, allocations to core investment grade bonds and long-term U.S. Treasuries added to returns. Lastly, the Funds’ holdings in “smart beta” strategies utilizing rules-based, custom market indices and the BlackRock Global Allocation Fund, Inc. contributed to performance.

•

During the period, the Funds employed derivatives including financial futures and swaps in executing their investment strategy to partially manage currency risk associated with international developed equities. These exposures had a modestly positive impact on performance.

•

In addition, as of March 31, 2016, the Funds (except for 80/20 Target Allocation) held one-day high cash positions as a result of pending settlement of purchase trades within underlying funds in the portfolios. These positions did not have a material impact on performance.

Describe recent portfolio activity.

•

During the fourth quarter of 2015, amid signs of a slowdown in China and sluggish global growth, the Funds moved toward a more neutral duration position by increasing the allocation to longer-maturity U.S. Treasuries. While the Funds remained underweight in duration, the investment advisor believes that this positioning should provide an improved diversification benefit based on the belief that near-term risk for long rates is low given an outlook for muted inflation and growth. Within equities, exposure to the United States and other developed markets was slightly increased, and the Funds’ positioning within emerging markets was reduced.

•

In the first quarter of 2016, the Funds moved toward a position that is close to neutral, although modestly defensive, relative to their respective benchmarks. Overall equity exposure was reduced modestly, and fixed income holdings were increased proportionally. While remaining underweight in duration, the Funds’ allocation to longer-maturity U.S. Treasuries was increased further. In addition, exposure to traditional international indices was reduced in favor of a combination of exposures that the investment advisor believes are more appropriate given near-term risks. These include currency-hedged international, lower-volatility index positions, as well as increased use of equity “smart beta” exposure.

Describe the Funds’ positioning at period end.

•	At period end, the Funds maintained a neutral asset allocation. In addition, the Funds were overweight in currency-hedged international developed equity, and underweight in duration.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS II	MARCH 31, 2016

BlackRock 20/80 Target Allocation Fund

Investment Objective

BlackRock 20/80 Target Allocation Fund’s (the “Fund”) investment objective is to seek a balance between long term capital appreciation and high current income, with an emphasis on income.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally intends to obtain exposure to equity securities in an amount equal to 20% of its assets and exposure to fixed-income securities in an amount equal to 80% of its assets.

[3]	A customized weighted index comprised of the returns of the MSCI ACWI Index (14%), MSCI USA Index (6%) and Barclays U.S. Universal Index (80%).

[4]

An unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2016

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	1.52%	(0.47)%	N/A	6.19%	N/A	5.58%	N/A
Investor A	1.36	(0.82)	(6.03)%	5.77	4.64%	5.17	4.56%
Investor C	1.00	(1.54)	(2.47)	5.01	5.01	4.41	4.41
Class K	1.53	(0.45)	N/A	6.21	N/A	5.60	N/A
Class R	1.21	(1.16)	N/A	5.53	N/A	4.92	N/A
MSCI ACWI Index (14%)/MSCI USA Index (6%)/Barclays U.S. Universal Index (80%)	3.22	0.90	N/A	4.69	N/A	4.89	N/A
Barclays U.S. Universal Index	2.51	1.75	N/A	3.95	N/A	4.79	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK FUNDS II	MARCH 31, 2016	5

BlackRock 40/60 Target Allocation Fund

Investment Objective

BlackRock 40/60 Target Allocation Fund’s (the “Fund”) investment objective is to seek a balance between long term capital appreciation and high current income, with an emphasis on income.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally intends to obtain exposure to equity securities in an amount equal to 40% of its assets and exposure to fixed-income securities in an amount equal to 60% of its assets.

[3]	A customized weighted index comprised of the returns of the MSCI ACWI Index (28%), MSCI USA Index (12%) and Barclays U.S. Universal Index (60%).

[4]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2016

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.22%	(1.37)%	N/A	6.74%	N/A	5.60%	N/A
Investor A	2.07	(1.70)	(6.87)%	6.38	5.24%	5.23	4.62%
Investor C	1.61	(2.52)	(3.42)	5.55	5.55	4.42	4.42
Class K	2.24	(1.34)	N/A	6.77	N/A	5.62	N/A
Class R	1.97	(1.90)	N/A	6.23	N/A	5.08	N/A
MSCI ACWI Index (28%)/MSCI USA Index (12%)/Barclays U.S. Universal Index (60%)	3.92	0.00	N/A	5.35	N/A	4.86	N/A
MSCI ACWI Index	5.28	(4.34)	N/A	5.22	N/A	3.08	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

6	BLACKROCK FUNDS II	MARCH 31, 2016

BlackRock 60/40 Target Allocation Fund

Investment Objective

BlackRock 60/40 Target Allocation Fund’s (the “Fund”) investment objective is to seek long term capital appreciation. Current income is also a consideration.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally intends to obtain exposure to equity securities in an amount equal to 60% of its assets and exposure to fixed-income securities in an amount equal to 40% of its assets.

[3]	A customized weighted index comprised of the returns of the MSCI ACWI Index (42%), MSCI USA Index (18%) and Barclays U.S. Universal Index (40%).

[4]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2016

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.48%	(2.78)%	N/A	7.14%	N/A	5.54%	N/A
Investor A	2.28	(3.11)	(8.20)%	6.75	5.60%	5.15	4.54%
Investor C	1.88	(3.82)	(4.70)	5.98	5.98	4.39	4.39
Class K	2.41	(2.84)	N/A	7.14	N/A	5.55	N/A
Class R	2.22	(3.27)	N/A	6.57	N/A	4.96	N/A
MSCI ACWI Index (42%)/MSCI USA Index (18%)/Barclays U.S. Universal Index (40%)	4.60	(0.94)	N/A	5.94	N/A	4.69	N/A
MSCI ACWI Index	5.28	(4.34)	N/A	5.22	N/A	3.08	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK FUNDS II	MARCH 31, 2016	7

BlackRock 80/20 Target Allocation Fund

Investment Objective

BlackRock 80/20 Target Allocation Fund’s (the “Fund”) investment objective is to seek long term capital appreciation. Current income is not a consideration.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally intends to obtain exposure to equity securities in an amount equal to 80% of its assets and exposure to fixed-income securities in an amount equal to 20% of its assets.

[3]	A customized weighted index comprised of the returns of the MSCI ACWI Index (56%), MSCI USA Index (24%) and Barclays U.S. Universal Index (20%).

[4]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2016

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.57%	(4.70)%	N/A	7.24%	N/A	5.14%	N/A
Investor A	2.48	(4.96)	(9.95)%	6.88	5.73%	4.79	4.19%
Investor C	2.06	(5.69)	(6.52)	6.08	6.08	4.01	4.01
Class K	2.58	(4.67)	N/A	7.27	N/A	5.17	N/A
Class R	2.34	(5.23)	N/A	6.69	N/A	4.60	N/A
MSCI ACWI Index (56%)/MSCI USA Index (24%)/Barclays U.S. Universal Index (20%)	5.27	(1.94)	N/A	6.45	N/A	4.37	N/A
MSCI ACWI Index	5.28	(4.34)	N/A	5.22	N/A	3.08	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

8	BLACKROCK FUNDS II	MARCH 31, 2016

BlackRock 20/80 Target Allocation Fund

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	54%
Short-Term Securities	27
Equity Funds	19

Ten Largest Holdings	Percent of Affiliated Investment Companies
BlackRock Liquidity Funds, TempFund, Institutional Class	23%
BlackRock Strategic Income Opportunities Portfolio, Class K	14
iShares Core U.S. Aggregate Bond ETF	12
Master Total Return Portfolio	9
BlackRock Global Allocation Fund, Inc., Institutional Class	8
iShares Core S&P Total U.S. Stock Market ETF	6
iShares Floating Rate Bond ETF	5
BlackRock Global Long/Short Credit Fund, Class K	5
iShares TIPS Bond ETF	4
iShares 20+ Year Treasury Bond ETF	4

BlackRock 40/60 Target Allocation Fund

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	40%
Equity Funds	38
Short-Term Securities	22

Ten Largest Holdings	Percent of Affiliated Investment Companies
BlackRock Liquidity Funds, TempFund, Institutional Class	22%
iShares Core S&P Total U.S. Stock Market ETF	15
BlackRock Strategic Income Opportunities Portfolio, Class K	15
BlackRock Global Allocation Fund, Inc., Institutional Class	13
Master Total Return Portfolio	9
iShares 20+ Year Treasury Bond ETF	4
BlackRock Global Long/Short Credit Fund, Class K	4
iShares Floating Rate Bond ETF	3
BlackRock Global Long/Short Equity Fund, Class K	3
iShares Core U.S. Aggregate Bond ETF	2

The Funds’ allocation and holdings listed above are current as of the report date. However, the Funds are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS II	MARCH 31, 2016	9

BlackRock 60/40 Target Allocation Fund

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	56%
Fixed Income Funds	26
Short-Term Securities	18

Ten Largest Holdings	Percent of Affiliated Investment Companies
iShares Core S&P Total U.S. Stock Market ETF	17%
BlackRock Liquidity Funds, TempFund, Institutional Class	16
BlackRock Global Allocation Fund, Inc., Institutional Class	13
BlackRock Strategic Income Opportunities Portfolio, Class K	9
BlackRock Basic Value Fund, Inc., Class K	9
iShares Core MSCI EAFE ETF	8
Master Total Return Portfolio	6
BlackRock Global Long/Short Equity Fund, Class K	5
iShares Floating Rate Bond ETF	3
iShares MSCI Emerging Markets Minimum Volatility ETF	2

BlackRock 80/20 Target Allocation Fund

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	81%
Fixed Income Funds	12
Short-Term Securities	7

Ten Largest Holdings	Percent of Affiliated Investment Companies
iShares Core S&P Total U.S. Stock Market ETF	19%
iShares Core MSCI EAFE ETF	17
BlackRock Global Allocation Fund, Inc., Institutional Class	14
BlackRock Global SmallCap Fund, Inc., Institutional Class	10
BlackRock Basic Value Fund, Inc., Class K	10
BlackRock Liquidity Funds, TempFund, Institutional Class	5
iShares MSCI Emerging Markets Minimum Volatility ETF	4
iShares MSCI USA Momentum Factor ETF	4
Master Total Return Portfolio	3
BlackRock Global Long/Short Equity Fund, Class K	3

The Funds’ allocation and holdings listed above are current as of the report date. However, the Funds are regularly monitored and their composition may vary throughout various periods.

10	BLACKROCK FUNDS II	MARCH 31, 2016

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to March 28, 2016, Class K Shares performance results are those of Institutional Shares, restated to reflect Class K Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments , if any, are discussed in detail in the Notes to Financial Statements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the next page (which are based on a hypothetical investment of $1,000 invested on October 1, 2015 and held through March 31, 2016, except with respect to Class K Shares which are based on a hypothetical investment of $1,000 invested on March 28, 2016 (commencement of operations and held through March 31, 2016)) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

BLACKROCK FUNDS II	MARCH 31, 2016	11

Expense Examples
	Actual			Hypothetical[1]
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[2]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[2]	Annualized Expense Ratio
BlackRock 20/80 Target Allocation Fund
Institutional	$1,000.00	$1,015.20	$0.55	$1,000.00	$1,024.45	$0.56	0.11%
Investor A	$1,000.00	$1,013.60	$2.27	$1,000.00	$1,022.75	$2.28	0.45%
Investor C	$1,000.00	$1,010.00	$6.03	$1,000.00	$1,019.00	$6.06	1.20%
Class K	$1,000.00	$1,005.50	$0.01	$1,000.00	$1,000.40	$0.01	0.07%
Class R	$1,000.00	$1,012.10	$0.06	$1,000.00	$1,021.20	$0.06	0.76%
BlackRock 40/60 Target Allocation Fund
Institutional	$1,000.00	$1,022.20	$0.56	$1,000.00	$1,024.45	$0.56	0.11%
Investor A	$1,000.00	$1,020.70	$2.27	$1,000.00	$1,022.75	$2.28	0.45%
Investor C	$1,000.00	$1,016.10	$6.05	$1,000.00	$1,019.00	$6.06	1.20%
Class K	$1,000.00	$1,006.60	$0.01	$1,000.00	$1,000.40	$0.01	0.07%
Class R	$1,000.00	$1,019.70	$0.05	$1,000.00	$1,021.95	$0.05	0.61%
BlackRock 60/40 Target Allocation Fund
Institutional	$1,000.00	$1,024.80	$0.56	$1,000.00	$1,024.45	$0.56	0.11%
Investor A	$1,000.00	$1,022.80	$2.28	$1,000.00	$1,022.75	$2.28	0.45%
Investor C	$1,000.00	$1,018.80	$6.06	$1,000.00	$1,019.00	$6.06	1.20%
Class K	$1,000.00	$1,007.90	$0.01	$1,000.00	$1,000.40	$0.01	0.07%
Class R	$1,000.00	$1,022.20	$0.05	$1,000.00	$1,021.80	$0.05	0.64%
BlackRock 80/20 Target Allocation Fund
Institutional	$1,000.00	$1,025.70	$0.51	$1,000.00	$1,024.50	$0.51	0.10%
Investor A	$1,000.00	$1,024.80	$2.23	$1,000.00	$1,022.80	$2.23	0.44%
Investor C	$1,000.00	$1,020.60	$6.01	$1,000.00	$1,019.05	$6.01	1.19%
Class K	$1,000.00	$1,011.50	$0.00	$1,000.00	$1,000.41	$0.00	0.05%
Class R	$1,000.00	$1,023.40	$0.05	$1,000.00	$1,022.00	$0.05	0.60%

[1]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

[2]	Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

For Class K, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 3/366 (to reflect the period from March 28, 2016, the commencement of operations, to March 31, 2016).

Because the Funds invest in Master Portfolios that are managed by subsidiaries of BlackRock, Inc. (the “Master Portfolios”), the expense examples reflect the expenses of both the Funds and the Master Portfolios in which they invest. The fees and expenses of the underlying funds in which the Funds invest are not included in the Funds’ annualized expense ratios.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

12	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments March 31, 2016 (Unaudited)	BlackRock 20/80 Target Allocation Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Equity Funds — 26.0%
BlackRock Global Allocation Fund, Inc., Institutional Class	1,681,600	$30,016,567
BlackRock Global Long/Short Equity Fund, Class K (b)	923,359	10,166,187
iShares Core MSCI EAFE ETF	52,240	2,776,034
iShares Core S&P Total U.S. Stock Market ETF	243,338	22,708,302
iShares MSCI ACWI ETF	72,984	4,091,483

		69,758,573

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 73.2%
BlackRock Global Long/Short Credit Fund, Class K	1,885,642	$18,309,587
BlackRock High Yield Bond Portfolio, Class K	667,573	4,773,145
BlackRock Strategic Income Opportunities Portfolio, Class K	5,406,818	52,283,931
iShares 20+ Year Treasury Bond ETF (c)	101,676	13,279,902
iShares Core U.S. Aggregate Bond ETF	397,211	44,026,867
iShares Floating Rate Bond ETF	363,318	18,318,494
iShares TIPS Bond ETF	117,152	13,430,305
Master Total Return Portfolio	$31,638,076	31,638,076

		196,060,307

Short-Term Securities — 35.5%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (d)	81,927,245	81,927,245
BlackRock Liquidity Series, LLC, Money Market Series, 0.55% (d)(e)	$13,173,283	13,173,283

		95,100,528
Total Affiliated Investment Companies (Cost — $362,028,031) — 134.7%		360,919,408
Liabilities in Excess of Other Assets — (34.7)%		(92,998,281)

Net Assets — 100.0%		$267,921,127

Portfolio Abbreviation

ETF	Exchange-Traded Fund

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	13

Schedule of Investments (continued)	BlackRock 20/80 Target Allocation Fund

Notes to Schedule of Investments

(a)	During the six months ended March 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2015	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at March 31, 2016	Value at March 31, 2016	Income		Realized Gain (Loss)
BlackRock Global Allocation Fund, Inc., Institutional Class	906,972	807,017		32,389	1,681,600	$ 30,016,567	$ 155,882		$ 1,675,268
BlackRock Global Long/Short Credit Fund, Class K	—	1,885,642		—	1,885,642	18,309,587	—		—
BlackRock Global Long/Short Credit Fund, Institutional Class	1,123,650	809,211		1,932,861	—	—	726,351		(1,224,467)
BlackRock Global Long/Short Equity Fund, Class K	—	923,359		—	923,359	10,166,187	—		—
BlackRock Global Long/Short Equity Fund, Institutional Class	549,179	390,920		940,099	—	—	—		(389,614)
BlackRock High Yield Bond Portfolio, Class K	464,755	266,515		63,697	667,573	4,773,145	118,631		(30,029)
BlackRock Liquidity Funds, TempFund, Institutional Class	1,418,598	80,508,647	[1]	—	81,927,245	81,927,245	2,713		45
BlackRock Liquidity Series, LLC, Money Market Series	$ 6,717,542	$ 6,455,741	[1]	—	$13,173,283	13,173,283	7,555	[2]	—
BlackRock Low Duration Bond Portfolio, Class K	308,768	86,881		395,649	—	—	20,423		(27,366)
BlackRock Strategic Income Opportunities Portfolio, Class K	—	5,406,818		—	5,406,818	52,283,931	—		—
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	3,348,752	2,253,379		5,602,131	—	—	503,554		(1,455,505)
iShares 20+ Year Treasury Bond ETF	55,738	47,788		1,850	101,676	13,279,902	111,692		(5,901)
iShares Core MSCI EAFE ETF	55,015	96,175		98,950	52,240	2,776,034	31,884		(587,407)
iShares Core S&P Total U.S. Stock Market ETF	140,416	107,502		4,580	243,338	22,708,302	209,258		(32,856)
iShares Core U.S. Aggregate Bond ETF	178,598	224,903		6,290	397,211	44,026,867	328,756		28,610
iShares Floating Rate Bond ETF	233,282	150,106		20,070	363,318	18,318,494	44,628		(5,753)
iShares iBoxx $ Investment Grade Corporate Bond ETF	27,053	7,142		34,195	—	—	40,710		(66,407)
iShares MSCI ACWI ETF	53,713	32,231		12,960	72,984	4,091,483	52,803		(130,642)
iShares TIPS Bond ETF	74,153	47,669		4,670	117,152	13,430,305	4,572		(8,234)
Master Total Return Portfolio	$20,382,280	$11,255,796	[1,3]	—	$31,638,076	31,638,076	441,411		(167,861)
Total						$360,919,408	$2,800,823		$(2,428,119)

[1]	Represents net shares/beneficial interest purchased.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

[3]	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.

(b)	Non-income producing security.

(c)	Security, or a portion of security, is on loan.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (concluded)	BlackRock 20/80 Target Allocation Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies:
Equity Funds[1]	$ 69,758,573	—	—	$ 69,758,573
Fixed Income Funds[1]	164,422,231	$ 31,638,076	—	196,060,307
Short-Term Securities	81,927,245	13,173,283	—	95,100,528

Total	$316,108,049	$ 44,811,359	—	$360,919,408

[1] See above Schedule of Investments for values in each security type.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$ 578,365	—	—	$ 578,365
Liabilities:
Collateral on securities loaned at value	—	$ (13,173,283)	—	(13,173,283)

Total	$ 578,365	$ (13,173,283)	—	$ (12,594,918)

During the six months ended March 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	15

Schedule of Investments March 31, 2016 (Unaudited)	BlackRock 40/60 Target Allocation Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Equity Funds — 48.7%
BlackRock Global Allocation Fund, Inc., Institutional Class	2,859,277	$51,038,088
BlackRock Global Long/Short Equity Fund, Class K (b)	995,317	10,958,442
iShares Core MSCI EAFE ETF	172,470	9,165,056
iShares Core S&P Total U.S. Stock Market ETF	604,010	56,366,213
iShares MSCI ACWI ETF	54,004	3,027,464
iShares MSCI Emerging Markets Minimum Volatility ETF	157,972	8,115,022
iShares MSCI USA Momentum Factor ETF	83,334	6,091,715

		144,762,000

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 50.7%
BlackRock Global Long/Short Credit Fund, Class K	1,472,184	$14,294,910
BlackRock High Yield Bond Portfolio, Class K	250,336	1,789,900
BlackRock Strategic Income Opportunities Portfolio, Class K	5,676,803	54,894,689
iShares 20+ Year Treasury Bond ETF (c)	111,824	14,605,333
iShares Core U.S. Aggregate Bond ETF	82,909	9,189,634
iShares Floating Rate Bond ETF	227,405	11,465,760
iShares J.P. Morgan USD Emerging Markets Bond ETF	34,059	3,758,411
iShares TIPS Bond ETF	51,727	5,929,983
Master Total Return Portfolio	$34,842,146	34,842,146

		150,770,766

Short-Term Securities — 27.6%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (d)	81,318,421	81,318,421
BlackRock Liquidity Series, LLC, Money Market Series, 0.55% (d)(e)	$751,407	751,407

		82,069,828
Total Affiliated Investment Companies (Cost — $380,007,383) — 127.0%		377,602,594
Liabilities in Excess of Other Assets — (27.0)%		(80,232,178)

Net Assets — 100.0%		$297,370,416

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock 40/60 Target Allocation Fund

Notes to Schedule of Investments

(a)	During the six months ended March 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2015	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at March 31, 2016	Value at March 31, 2016	Income		Realized Gain (Loss)
BlackRock Basic Value Fund, Inc., Class K	265,482	181,051		446,533		—	—	$158,491		$(1,399,488)
BlackRock Global Allocation Fund, Inc., Institutional Class	1,589,455	1,277,967		8,145		2,859,277	51,038,088	261,723		2,949,084
BlackRock Global Long/Short Credit Fund, Class K	—	1,472,184		—		1,472,184	14,294,910	—		—
BlackRock Global Long/Short Credit Fund, Institutional Class	891,082	583,888		1,474,970		—	—	555,188		(988,740)
BlackRock Global Long/Short Equity Fund, Class K	—	995,317		—		995,317	10,958,442	—		—
BlackRock Global Long/Short Equity Fund, Institutional Class	634,380	361,734		996,114		—	—	—		(496,256)
BlackRock High Yield Bond Portfolio, Class K	113,818	136,518		—		250,336	1,789,900	33,454		5,460
BlackRock Liquidity Funds, TempFund, Institutional Class	1,662,173	79,656,248	[1]	—		81,318,421	81,318,421	2,836		71
BlackRock Liquidity Series, LLC, Money Market Series	$ 5,755,810	—		$5,004,403	[2]	$751,407	751,407	40,556	[3]	—
BlackRock Strategic Income Opportunities Portfolio, Class K	—	5,676,803		—		5,676,803	54,894,689	—		—
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	3,223,000	2,444,704		5,667,704		—	—	492,835		(1,377,329)
iShares 20+ Year Treasury Bond ETF	64,721	49,656		2,553		111,824	14,605,333	124,125		551
iShares Core MSCI EAFE ETF	96,282	184,968		108,780		172,470	9,165,056	53,615		(954,070)
iShares Core MSCI Emerging Markets ETF	102,396	91,912		194,308		—	—	72,973		(1,181,122)
iShares Core S&P Total U.S. Stock Market ETF	355,179	250,531		1,700		604,010	56,366,213	520,853		(24,994)
iShares Core U.S. Aggregate Bond ETF	27,935	63,574		8,600		82,909	9,189,634	49,301		4,716
iShares Floating Rate Bond ETF	150,623	93,922		17,140		227,405	11,465,760	28,165		(4,156)
iShares J.P. Morgan USD Emerging Markets Bond ETF	24,410	9,649		—		34,059	3,758,411	77,025		—
iShares MSCI ACWI ETF	53,074	20,930		20,000		54,004	3,027,464	47,863		(204,223)
iShares MSCI Emerging Markets Minimum Volatility ETF	—	157,972		—		157,972	8,115,022	—		—
iShares MSCI USA Momentum Factor ETF	—	83,334		—		83,334	6,091,715	15,597		—
iShares TIPS Bond ETF	68,127	35,300		51,700		51,727	5,929,983	4,200		(106,314)
Master Total Return Portfolio	$22,990,720	$11,851,426	[1,4]	—		$34,842,146	34,842,146	480,256		(195,760)
Total							$377,602,594	$3,019,056		$(3,972,570)

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

[4]	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.

(b)	Non-income producing security.

(c)	Security, or a portion of security, is on loan.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	17

Schedule of Investments (continued)	BlackRock 40/60 Target Allocation Fund

Derivative Financial Instruments Outstanding as of Period End

   Futures Contracts

Contracts Long	Issue	Expiration	Notional Value	Unrealized Depreciation
48	U.S. Dollar Index Futures	June 2016	$4,539,744	$(109,977)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	$109,977	—	—	$109,977

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended March 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Loss from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	$(11,408)	—	—	$(11,408)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	$(109,977)	—	—	$(109,977)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,269,872

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies:
Equity Funds[1]	$144,762,000	—	—	$144,762,000
Fixed Income Funds[1]	115,928,620	$34,842,146	—	150,770,766
Short-Term Securities	81,318,421	751,407	—	82,069,828

Total	$342,009,041	$35,593,553	—	$377,602,594

[1] See above Schedule of Investments for values in each security type.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Foreign currency exchange contracts	$ (109,977)	—	—	$ (109,977)

[1]	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (concluded)	BlackRock 40/60 Target Allocation Fund

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$651,982	—	—	$ 651,982
Cash pledged for futures contracts	82,000	—	—	82,000
Liabilities:
Collateral on securities loaned at value	—	$ (751,408)	—	(751,408)

Total	$733,982	$ (751,408)	—	$ (17,426)

During the six months ended March 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	19

Schedule of Investments March 31, 2016 (Unaudited)	BlackRock 60/40 Target Allocation Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Equity Funds — 67.2%
BlackRock Basic Value Fund, Inc., Class K	1,201,599	$26,771,632
BlackRock Global Allocation Fund, Inc., Institutional Class	2,276,115	40,628,645
BlackRock Global Long/Short Equity Fund, Class K (b)	1,293,972	14,246,627
iShares Core MSCI EAFE ETF	485,725	25,811,427
iShares Core S&P Total U.S. Stock Market ETF	563,589	52,594,125
iShares MSCI Emerging Markets Minimum Volatility ETF	133,562	6,861,080
iShares MSCI USA Momentum Factor ETF (c)	70,139	5,127,161

		172,040,697

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 32.0%
BlackRock Global Long/Short Credit Fund, Class K	487,437	$4,733,012
BlackRock Strategic Income Opportunities Portfolio, Class K	3,038,917	29,386,322
iShares 20+ Year Treasury Bond ETF (c)	38,256	4,996,616
iShares Core U.S. Aggregate Bond ETF	44,651	4,949,117
iShares Floating Rate Bond ETF	193,171	9,739,682
iShares J.P. Morgan USD Emerging Markets Bond ETF	31,252	3,448,658
iShares TIPS Bond ETF	43,799	5,021,117
Master Total Return Portfolio	$19,696,195	19,696,195

		81,970,719

Short-Term Securities — 21.6%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (d)	49,811,362	49,811,362
BlackRock Liquidity Series, LLC, Money Market Series, 0.55% (d)(e)	$5,511,380	5,511,380

		55,322,742
Total Affiliated Investment Companies (Cost — $314,350,973) — 120.8%		309,334,158
Liabilities in Excess of Other Assets — (20.8)%		(53,315,629)

Net Assets — 100.0%		$256,018,529

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock 60/40 Target Allocation Fund

Notes to Schedule of Investments

(a)	During the six months ended March 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2015	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at March 31, 2016	Value at March 31, 2016	Income		Realized Gain (Loss)
BlackRock Basic Value Fund, Inc., Class K	481,180	722,371		1,952	1,201,599	$ 26,771,632	$ 308,662		$ 1,912,323
BlackRock Global Allocation Fund, Inc., Institutional Class	1,119,311	1,273,132		116,328	2,276,115	40,628,645	204,446		1,905,287
BlackRock Global Long/Short Credit Fund, Class K	—	487,437		—	487,437	4,733,012	—		—
BlackRock Global Long/Short Credit Fund, Institutional Class	238,706	247,171		485,877	—	—	163,760		(276,465)
BlackRock Global Long/Short Equity Fund, Class K	—	1,293,972		—	1,293,972	14,246,627	—		—
BlackRock Global Long/Short Equity Fund, Institutional Class	673,616	663,320		1,336,936	—	—	—		(604,477)
BlackRock Liquidity Funds, TempFund, Institutional Class	1,374,481	48,436,881	[1]	—	49,811,362	49,811,362	3,061		63
BlackRock Liquidity Series, LLC, Money Market Series	$ 3,316,362	$ 2,195,018	[1]	—	$ 5,511,380	5,511,380	40,106	[2]	—
BlackRock Strategic Income Opportunities Portfolio, Class K	—	3,038,917		—	3,038,917	29,386,322	—		—
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	1,600,263	1,565,624		3,165,887	—	—	259,237		(708,180)
iShares 20+ Year Treasury Bond ETF	—	38,256		—	38,256	4,996,616	15,859		—
iShares Core MSCI EAFE ETF	274,121	300,234		88,630	485,725	25,811,427	166,797		(984,550)
iShares Core MSCI Emerging Markets ETF	90,739	70,634		161,373	—	—	70,612		(1,050,672)
iShares Core S&P Total U.S. Stock Market ETF	294,837	284,902		16,150	563,589	52,594,125	471,785		(166,868)
iShares Core U.S. Aggregate Bond ETF	10,864	49,566		15,779	44,651	4,949,117	19,140		3,673
iShares Floating Rate Bond ETF	49,456	143,715		—	193,171	9,739,682	14,753		—
iShares J.P. Morgan USD Emerging Markets Bond ETF	21,598	18,254		8,600	31,252	3,448,658	72,851		(53,694)
iShares MSCI ACWI ETF	19,579	13,310		32,889	—	—	20,664		(246,903)
iShares MSCI Emerging Markets Minimum Volatility ETF	—	133,562		—	133,562	6,861,080	—		—
iShares MSCI USA Momentum Factor ETF	—	70,139		—	70,139	5,127,161	12,915		—
iShares TIPS Bond ETF	36,047	30,492		22,740	43,799	5,021,117	2,223		(47,030)
Master Total Return Portfolio	$10,762,947	$ 8,933,248	[1,3]	—	$19,696,195	19,696,195	250,544		(114,824)
Total						$309,334,158	$2,097,415		$ (432,317)

[1]	Represents net shares/beneficial interest purchased.
[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

[3]	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.
(b)	Non-income producing security.
(c)	Security, or a portion of security, is on loan.
(d)	Current yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	21

Schedule of Investments (continued)	BlackRock 60/40 Target Allocation Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long	Issue	Expiration	Notional Value	Unrealized Depreciation
136	U.S. Dollar Index Futures	June 2016	$12,862,608	$(301,446)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	$301,446	—	—	$301,446

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended March 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Loss from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	$ (31,892)	—	—	$ (31,892)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	$(301,446)	—	—	$(301,446)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts: Average notional value of contracts — long	$6,431,304

For more information about the Fund investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies:
Equity Funds[1]	$172,040,697	—	—	$172,040,697
Fixed Income Funds[1]	62,274,524	$19,696,195	—	81,970,719
Short-Term Securities	49,811,362	5,511,380	—	55,322,742

Total	$284,126,583	$25,207,575	—	$309,334,158

[1] See above Schedule of Investments for values in each security type.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Foreign currency exchange contracts	$(301,446)	—	—	$(301,446)

[1]	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (concluded)	BlackRock 60/40 Target Allocation Fund

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$941,077	—	—	$941,077
Cash pledged for futures contracts	229,000	—	—	229,000
Liabilities:
Collateral on securities loaned at value	—	$(5,511,380)	—	(5,511,380)

Total	$1,170,077	$(5,511,380)	—	$(4,341,303)

During the six months ended March 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	23

Schedule of Investments March 31, 2016 (Unaudited)	BlackRock 80/20 Target Allocation Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Equity Funds — 86.6%
BlackRock Basic Value Fund, Inc., Class K	481,743	$10,733,229
BlackRock Global Allocation Fund, Inc., Institutional Class	855,877	15,277,396
BlackRock Global Long/Short Equity Fund, Class K (b)	345,148	3,800,084
BlackRock Global SmallCap Fund, Inc., Institutional Class (b)	546,588	11,609,519
iShares Core MSCI EAFE ETF	351,158	18,660,536
iShares Core S&P Total U.S. Stock Market ETF	225,346	21,029,289
iShares MSCI Emerging Markets Minimum Volatility ETF	95,464	4,903,986
iShares MSCI USA Momentum Factor ETF	56,408	4,123,425

		90,137,464

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 12.9%
BlackRock Global Long/Short Credit Fund, Class K	202,089	$1,962,281
iShares 20+ Year Treasury Bond ETF (c)	15,437	2,016,226
iShares Core U.S. Aggregate Bond ETF	17,961	1,990,797
iShares J.P. Morgan USD Emerging Markets Bond ETF	12,839	1,416,784
iShares TIPS Bond ETF	17,723	2,031,766
Master Total Return Portfolio	$4,019,584	4,019,584

		13,437,438

Short-Term Securities — 7.8%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (d)	6,066,033	6,066,033
BlackRock Liquidity Series, LLC, Money Market Series, 0.55% (d)(e)	$2,003,930	2,003,930

		8,069,963
Total Affiliated Investment Companies (Cost — $115,273,128) — 107.3%		111,644,865
Liabilities in Excess of Other Assets — (7.3)%		(7,628,669)

Net Assets — 100.0%		$104,016,196

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (continued)	BlackRock 80/20 Target Allocation Fund

Notes to Schedule of Investments

(a)	During the six months ended March 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2015	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at March 31, 2016	Value at March 31, 2016	Income		Realized Gain (Loss)
BlackRock Basic Value Fund, Inc., Class K	229,584	256,382		4,223	481,743	$10,733,229	$129,673		$793,174
BlackRock Global Allocation Fund, Inc., Institutional Class	473,301	415,319		32,743	855,877	15,277,396	75,680		757,111
BlackRock Global Long/Short Credit Fund, Class K	—	202,089		—	202,089	1,962,281	—		—
BlackRock Global Long/Short Credit Fund, Institutional Class	116,108	87,971		204,079	—	—	68,909		(116,207)
BlackRock Global Long/Short Equity Fund, Class K	—	345,148		—	345,148	3,800,084	—		—
BlackRock Global Long/Short Equity Fund, Institutional Class	213,799	158,095		371,894	—	—	—		(178,511)
BlackRock Global SmallCap Fund, Inc., Institutional Class	275,969	275,573		4,954	546,588	11,609,519	—		355,393
BlackRock Liquidity Funds, TempFund, Institutional Class	578,878	5,487,155	[1]	—	6,066,033	6,066,033	1,555		23
BlackRock Liquidity Series, LLC, Money Market Series	$1,274,821	$ 729,109	[1]	—	$2,003,930	2,003,930	7,717	[2]	—
iShares 20+ Year Treasury Bond ETF	—	15,437		—	15,437	2,016,226	6,302		—
iShares Core MSCI EAFE ETF	218,916	170,232		37,990	351,158	18,660,536	118,880		(402,760)
iShares Core MSCI Emerging Markets ETF	63,172	46,288		109,460	—	—	43,993		(652,169)
iShares Core S&P Total U.S. Stock Market ETF	154,657	105,259		34,570	225,346	21,029,289	207,157		(343,709)
iShares Core U.S. Aggregate Bond ETF	5,945	20,446		8,430	17,961	1,990,797	9,237		1,188
iShares J.P. Morgan USD Emerging Markets Bond ETF	8,396	4,568		125	12,839	1,416,784	26,875		(430)
iShares MSCI ACWI ETF	9,928	1,869		11,797	—	—	7,600		(93,554)
iShares MSCI Emerging Markets Minimum Volatility ETF	—	95,464		—	95,464	4,903,986	—		—
iShares MSCI USA Momentum Factor ETF	—	56,408		—	56,408	4,123,425	10,562		—
iShares TIPS Bond ETF	17,256	10,552		10,085	17,723	2,031,766	1,064		(18,912)
Master Total Return Portfolio	$2,573,555	$1,446,029	[1,3]	—	$4,019,584	4,019,584	53,221		(28,042)
Total						$111,644,865	$768,425		$72,595

[1]	Represents net shares/beneficial interest purchased.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

[3]	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.

(b)	Non-income producing security.

(c)	Security, or a portion of security, is on loan.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	25

Schedule of Investments (continued)	BlackRock 80/20 Target Allocation Fund

Derivative Financial Instruments Outstanding as of Period End

   Futures Contracts

Contracts Long	Issue	Expiration	Notional Value	Unrealized Depreciation
98	U.S. Dollar Index Futures	June 2016	$9,268,644	$(215,579)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	$215,579	—	—	$215,579

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended March 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Loss from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	$(21,692)	—	—	$(21,692)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	$(215,579)	—	—	$(215,579)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,634,322

For more information about the Fund investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies:
Equity Funds[1]	$ 90,137,464	—	—	$ 90,137,464
Fixed Income Funds[1]	9,417,854	$4,019,584	—	13,437,438
Short-Term Securities	6,066,033	2,003,930	—	8,069,963

Total	$105,621,351	$6,023,514	—	$111,644,865

[1]	See above Schedule of Investments for values in each security type.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Foreign currency exchange contracts	$ (215,579)	—	—	$ (215,579)

[1]	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	MARCH 31, 2016

Schedule of Investments (concluded)	BlackRock 80/20 Target Allocation Fund

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for contracts	$165,000	—	—	$ 165,000
Liabilities:
Collateral on securities loaned at value	—	$ (2,003,930)	—	(2,003,930)

Total	$165,000	$ (2,003,930)	—	$ (1,838,930)

During the six months ended March 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	27

Statements of Assets and Liabilities

March 31, 2016 (Unaudited)	BlackRock 20/80 Target Allocation Fund	BlackRock 40/60 Target Allocation Fund	BlackRock 60/40 Target Allocation Fund	BlackRock 80/20 Target Allocation Fund

Assets
Investments at value — affiliated[1,2]	$360,919,408	$377,602,594	$309,334,158	$111,644,865
Cash	578,365	651,982	941,077	—
Cash pledged for futures contracts	—	82,000	229,000	165,000
Receivables:
Securities lending income — affiliated	161	7,646	10,019	192
Capital shares sold	2,823,184	2,091,094	1,957,168	748,118
Dividends — affiliated	554	469	884	487
From the Manager	29,850	30,337	25,619	37,629
Variation margin on futures contracts	—	—	41	—
Prepaid expenses	58,096	58,657	62,785	45,531

Total assets	364,409,618	380,524,779	312,560,751	112,641,822

Liabilities
Collateral on securities loaned at value	13,173,283	751,407	5,511,380	2,003,930
Payables:
Investments purchased — affiliated	81,877,056	81,360,668	50,300,493	6,132,899
Capital shares redeemed	1,237,372	790,174	518,074	363,531
Officer’s and Trustees’ fees	6,444	6,643	6,305	6,151
Other accrued expenses	90,669	112,740	84,024	65,208
Other affiliates	947	1,816	212	—
Service and distribution fees	102,720	121,160	94,624	34,438
Variation margin on futures contracts	—	9,755	27,110	19,469

Total liabilities	96,488,491	83,154,363	56,542,222	8,625,626

Net Assets	$267,921,127	$297,370,416	$256,018,529	$104,016,196

Net Assets Consist of
Paid-in capital	$271,890,089	$304,710,231	$262,307,052	$108,015,958
Distributions in excess of net investment income	(353,002)	(411,458)	(461,905)	(145,512)
Accumulated net realized loss	(2,507,337)	(4,413,591)	(508,357)	(10,408)
Net unrealized appreciation (depreciation)	(1,108,623)	(2,514,766)	(5,318,261)	(3,843,842)

Net Assets	$267,921,127	$297,370,416	$256,018,529	$104,016,196

[1] Investments at cost — affiliated	$362,028,031	$380,007,383	$314,350,973	$115,273,128
[2] Securities loaned at value	$12,985,377	$740,689	$5,425,708	$1,975,346

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	MARCH 31, 2016

Statements of Assets and Liabilities (concluded)

March 31, 2016 (Unaudited)	BlackRock 20/80 Target Allocation Fund	BlackRock 40/60 Target Allocation Fund	BlackRock 60/40 Target Allocation Fund	BlackRock 80/20 Target Allocation Fund

Net Asset Value
Institutional
Net assets	$47,637,320	$37,355,438	$39,176,149	$19,663,474

Shares outstanding[1]	4,346,619	3,474,538	3,392,215	1,868,689

Net asset value	$10.96	$10.75	$11.55	$10.52

Investor A
Net assets	$110,482,368	$131,575,635	$120,716,250	$50,705,255

Shares outstanding[1]	10,192,864	12,325,167	10,597,256	4,896,174

Net asset value	$10.84	$10.68	$11.39	$10.36

Investor C
Net assets	$97,817,995	$112,249,809	$85,914,778	$27,027,139

Shares outstanding[1]	9,115,115	10,645,548	7,693,159	2,685,143

Net asset value	$10.73	$10.54	$11.17	$10.07

Investor K
Net assets	$201,054	$201,392	$201,639	$202,380

Shares outstanding[1]	18,349	18,727	17,467	19,231

Net asset value	$10.96	$10.75	$11.54	$10.52

Class R
Net assets	$11,782,390	$15,988,142	$10,009,713	$6,417,948

Shares outstanding[1]	1,091,630	1,502,939	881,442	624,083

Net asset value	$10.79	$10.64	$11.36	$10.28

[1]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	29

Statements of Operations

Six Months Ended March 31, 2016 (Unaudited)	BlackRock 20/80 Target Allocation Fund	BlackRock 40/60 Target Allocation Fund	BlackRock 60/40 Target Allocation Fund	BlackRock 80/20 Target Allocation Fund

Investment Income
Dividends — affiliated	$2,351,857	$2,498,244	$1,806,765	$707,487
Securities lending — affiliated — net	7,555	40,556	40,106	7,717
Net investment income allocated from the affiliated Master Portfolios:
Income	441,411	480,256	250,544	53,221
Expenses	(25,941)	(28,262)	(15,014)	(3,140)

Total income	2,774,882	2,990,794	2,082,401	765,285

Fund Expenses
Service and distribution — class specific	513,999	591,705	452,089	170,953
Transfer agent — class specific	96,634	110,547	82,249	51,831
Professional	49,888	56,732	45,039	35,788
Administration	46,319	50,832	39,595	16,638
Registration	42,614	44,728	39,232	35,804
Accounting services	26,045	28,168	22,881	12,077
Administration — class specific	21,674	23,758	18,510	7,777
Printing	16,010	19,377	14,075	10,139
Officer and Trustees	11,097	11,299	10,859	10,308
Custodian	9,888	9,655	9,349	9,417
Offering	534	533	533	533
Miscellaneous	6,923	7,045	6,749	6,457
Recoupment of past waived and/or reimbursed fees — class specific	285	1,516	149	—

Total expenses	841,910	955,895	741,309	367,722
Less:
Administration fees waived	(46,319)	(50,832)	(39,595)	(16,638)
Administration fees waived — class specific	(16,296)	(15,248)	(12,920)	(7,777)
Transfer agent fees waived — class specific	(689)	(593)	(735)	(1,635)
Transfer agent fees reimbursed — class specific	(13,895)	(26,608)	(12,337)	(20,766)
Expenses reimbursed by the Manager	(64,989)	(70,094)	(64,918)	(85,126)

Total expenses after fees waived and/or reimbursed	699,722	792,520	610,804	235,780

Net investment income	2,075,160	2,198,274	1,471,597	529,505

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	(4,622,667)	(8,285,612)	(4,963,631)	(1,989,527)
Capital gain distributions received from affiliated investment companies	2,362,409	4,508,802	4,646,138	2,090,164
Allocation from the affiliated Master Portfolios	(167,861)	(195,760)	(114,824)	(28,042)
Futures contracts	—	(11,408)	(31,892)	(21,692)

	(2,428,119)	(3,983,978)	(464,209)	50,903

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	3,065,328	5,969,499	2,882,880	1,560,554
Allocation from the affiliated Master Portfolios	363,573	439,870	251,772	53,546
Futures contracts	—	(109,977)	(301,446)	(215,579)

	3,428,901	6,299,392	2,833,206	1,398,521

Net realized and unrealized gain	1,000,782	2,315,414	2,368,997	1,449,424

Net Increase in Net Assets Resulting from Operations	$3,075,942	$4,513,688	$3,840,594	$1,978,929

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	MARCH 31, 2016

Statements of Changes in Net Assets

	BlackRock 20/80 Target Allocation Fund		BlackRock 40/60 Target Allocation Fund
Increase in Net Assets:	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

Operations
Net investment income	$2,075,160	$1,423,630	$2,198,274	$1,651,653
Net realized gain (loss)	(2,428,119)	9,074,052	(3,983,978)	15,752,743
Net change in unrealized appreciation (depreciation)	3,428,901	(8,806,114)	6,299,392	(16,792,873)

Net increase in net assets resulting from operations	3,075,942	1,691,568	4,513,688	611,523

Distributions to Shareholders[1]
From net investment income:
Institutional	(815,547)	(322,047)	(563,603)	(404,952)
Investor A	(1,616,591)	(1,384,971)	(1,970,467)	(1,623,169)
Investor C	(919,307)	(964,456)	(1,042,141)	(879,253)
Class R	(148,561)	(238,533)	(223,795)	(342,631)
From net realized gain:
Institutional	(1,692,613)	(510,018)	(1,981,707)	(1,177,292)
Investor A	(3,848,926)	(2,463,808)	(7,945,748)	(5,344,632)
Investor C	(3,122,503)	(2,208,218)	(6,056,344)	(4,159,710)
Class R	(434,439)	(465,991)	(1,068,464)	(1,249,769)

Decrease in net assets resulting from distributions to shareholders	(12,598,487)	(8,558,042)	(20,852,269)	(15,181,408)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	112,559,795	68,656,167	130,883,587	52,273,899

Net Assets
Total increase in net assets	103,037,250	61,789,693	114,545,006	37,704,014
Beginning of period	164,883,877	103,094,184	182,825,410	145,121,396

End of period	$267,921,127	$164,883,877	$297,370,416	$182,825,410

Undistributed (distributions in excess of) net investment income, end of period	$(353,002)	$1,071,844	$(411,458)	$1,190,274

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	31

Statements of Changes in Net Assets (concluded)

	BlackRock 60/40 Target Allocation Fund		BlackRock 80/20 Target Allocation Fund
Increase in Net Assets:	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

Operations
Net investment income	$1,471,597	$920,286	$529,505	$366,161
Net realized gain (loss)	(464,209)	11,948,590	50,903	6,875,893
Net change in unrealized appreciation (depreciation)	2,833,206	(14,229,263)	1,398,521	(8,785,501)

Net increase (decrease) in net assets resulting from operations	3,840,594	(1,360,387)	1,978,929	(1,543,447)

Distributions to Shareholders[1]
From net investment income:
Institutional	(393,874)	(165,406)	(148,817)	(71,762)
Investor A	(1,418,226)	(1,323,558)	(568,643)	(619,203)
Investor C	(690,704)	(873,119)	(164,526)	(300,518)
Class R	(122,200)	(197,922)	(68,015)	(188,519)
From net realized gain:
Institutional	(1,645,599)	(302,877)	(1,011,561)	(257,292)
Investor A	(6,775,978)	(2,810,721)	(4,460,137)	(2,517,576)
Investor C	(4,896,175)	(2,463,423)	(2,303,172)	(1,828,425)
Class R	(686,810)	(456,001)	(684,454)	(834,388)

Decrease in net assets resulting from distributions to shareholders	(16,629,566)	(8,593,027)	(9,409,325)	(6,617,683)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	142,658,529	47,582,709	52,346,283	23,003,424

Net Assets
Total increase in net assets	129,869,557	37,629,295	44,915,887	14,842,294
Beginning of period	126,148,972	88,519,677	59,100,309	44,258,015

End of period	$256,018,529	$126,148,972	$104,016,196	$59,100,309

Undistributed (distributions in excess of) net investment income, end of period	$(461,905)	$691,502	$(145,512)	$274,984

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights	BlackRock 20/80 Target Allocation Fund

	Institutional						Investor A
	Six Months Ended March 31, 2016	Year Ended September 30,					Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$ 11.50	$12.15	$11.78	$11.31	$10.14	$10.19	$ 11.37	$12.02	$11.67	$11.21	$10.06	$10.12

Net investment income[1]	0.14	0.21	0.25	0.29	0.32	0.33	0.12	0.16	0.20	0.25	0.27	0.28
Net realized and unrealized gain (loss)	0.03	0.17	0.79	0.68	1.23	(0.10)	0.03	0.17	0.77	0.68	1.22	(0.10)

Net increase from investment operations	0.17	0.38	1.04	0.97	1.55	0.23	0.15	0.33	0.97	0.93	1.49	0.18

Distributions:[2]
From net investment income	(0.23)	(0.40)	(0.31)	(0.29)	(0.31)	(0.28)	(0.20)	(0.35)	(0.26)	(0.26)	(0.27)	(0.24)
From net realized gain	(0.48)	(0.63)	(0.36)	(0.21)	(0.07)	—	(0.48)	(0.63)	(0.36)	(0.21)	(0.07)	—

Total distributions	(0.71)	(1.03)	(0.67)	(0.50)	(0.38)	(0.28)	(0.68)	(0.98)	(0.62)	(0.47)	(0.34)	(0.24)

Net asset value, end of period	$ 10.96	$11.50	$12.15	$11.78	$11.31	$10.14	$ 10.84	$11.37	$12.02	$11.67	$11.21	$10.06

Total Return[3]
Based on net asset value	1.52%[4]	3.12%	9.04%	8.92%	15.66%	2.15%[5]	1.36%[4]	2.77%	8.54%	8.55%	15.19%	1.71%[5]

Ratios to Average Net Assets
Total expenses[6]	0.29%[7]	0.41%	0.47%	0.63%	0.84%	0.77%	0.58%[7]	0.71%[8]	0.79%[8]	0.97%[8]	1.15%[8]	1.10%

Total expenses after fees waived and/or reimbursed[6]	0.11%[7]	0.16%	0.27%	0.35%	0.47%	0.40%	0.45%[7]	0.54%	0.67%	0.75%	0.87%	0.78%

Net investment income[6]	2.48%[7]	1.80%	2.05%	2.55%	3.00%	3.11%	2.11%[7]	1.37%	1.66%	2.17%	2.56%	2.67%

Supplemental Data
Net assets, end of period (000)	$47,637	$22,738	$9,571	$5,252	$1,692	$1,399	$110,482	$75,293	$45,095	$34,939	$26,058	$14,922

Portfolio turnover rate	48%	99%	46%	45%	48%	144%	48%	99%	46%	45%	48%	144%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 1.65% and 1.41% for the Institutional and Investor A Shares, respectively.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Investments in underlying funds	0.50%	0.46%	0.37%	0.24%	0.26%	0.42%

[7]	Annualized.

[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the ratio would have been 0.70%. There was no financial impact to the expense ratios for the years ended September 30, 2014, September 30, 2013 and September 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	33

Financial Highlights (continued)	BlackRock 20/80 Target Allocation Fund

	Investor C						Class K
	Six Months Ended March 31, 2016	Year Ended September 30,					Period March 28, 2016[1] to March 31, 2016 (Unaudited)
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$ 11.24	$11.91	$11.57	$11.12	$9.97	$10.03	$10.90

Net investment income[2]	0.07	0.07	0.11	0.16	0.20	0.21	0.00 [3]
Net realized and unrealized gain (loss)	0.04	0.16	0.77	0.68	1.21	(0.10)	0.06

Net increase from investment operations	0.11	0.23	0.88	0.84	1.41	0.11	0.06

Distributions:[4]
From net investment income	(0.14)	(0.27)	(0.18)	(0.18)	(0.19)	(0.17)	—
From net realized gain	(0.48)	(0.63)	(0.36)	(0.21)	(0.07)	—	—

Total distributions	(0.62)	(0.90)	(0.54)	(0.39)	(0.26)	(0.17)	—

Net asset value, end of period	$ 10.73	$11.24	$11.91	$11.57	$11.12	$9.97	$10.96

Total Return[5]
Based on net asset value	1.00%[6]	1.92%	7.80%	7.74%	14.40%	0.99%[7]	0.55%[6]

Ratios to Average Net Assets
Total expenses[8]	1.31%[9,10]	1.44%[9]	1.54%	1.73%	1.95%	1.90%	0.25%[10]

Total expenses after fees waived and/or reimbursed[8]	1.20%[10]	1.27%	1.39%	1.47%	1.59%	1.52%	0.10%[10]

Net investment income[8]	1.36%[10]	0.62%	0.94%	1.46%	1.89%	1.97%	0.69%[10]

Supplemental Data
Net assets, end of period (000)	$97,818	$57,521	$39,413	$32,357	$28,169	$22,824	$ 201

Portfolio turnover rate	48%	99%	46%	45%	48%	144%	48%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 0.59%.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Investments in underlying funds	0.50%	0.46%	0.37%	0.24%	0.26%	0.42%

[9]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios for the six months ended March 31, 2016 and the year ended September 30, 2015.

[10]	Annualized.

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights (concluded)	BlackRock 20/80 Target Allocation Fund

	Class R
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$ 11.30	$11.96	$11.60	$11.15	$10.00	$10.05

Net investment income[1]	0.10	0.12	0.17	0.22	0.25	0.26
Net realized and unrealized gain (loss)	0.03	0.17	0.78	0.67	1.21	(0.09)

Net increase from investment operations	0.13	0.29	0.95	0.89	1.46	0.17

Distributions:[2]
From net investment income	(0.16)	(0.32)	(0.23)	(0.23)	(0.24)	(0.22)
From net realized gain	(0.48)	(0.63)	(0.36)	(0.21)	(0.07)	—

Total distributions	(0.64)	(0.95)	(0.59)	(0.44)	(0.31)	(0.22)

Net asset value, end of period	$ 10.79	$11.30	$11.96	$11.60	$11.15	$10.00

Total Return[3]
Based on net asset value	1.21%[4]	2.41%	8.40%	8.22%	14.94%	1.62%[5]

Ratios to Average Net Assets
Total expenses[6]	0.91%[7]	1.01%	1.13%	1.30%	1.56%	1.51%

Total expenses after fees waived and/or reimbursed[6]	0.76%[7]	0.79%	0.88%	0.96%	1.08%	1.01%

Net investment income[6]	1.81%[7]	1.05%	1.45%	1.96%	2.40%	2.47%

Supplemental Data
Net assets, end of period (000)	$11,782	$9,331	$9,016	$8,247	$7,911	$6,796

Portfolio turnover rate	48%	99%	46%	45%	48%	144%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 1.21%.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Investments in underlying funds	0.50%	0.46%	0.37%	0.24%	0.26%	0.42%

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	35

Financial Highlights	BlackRock 40/60 Target Allocation Fund

	Institutional						Investor A
	Six Months Ended March 31, 2016	Year Ended September 30,					Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$ 11.54	$12.64	$12.15	$10.96	$9.48	$9.62	$ 11.46	$12.56	$12.06	$10.90	$9.43	$9.56

Net investment income[1]	0.13	0.20	0.20	0.26	0.26	0.24	0.11	0.15	0.17	0.21	0.22	0.20
Net realized and unrealized gain (loss)	0.12	0.03	1.06	1.11	1.50	(0.14)	0.12	0.04	1.05	1.11	1.49	(0.13)

Net increase from investment operations	0.25	0.23	1.26	1.37	1.76	0.10	0.23	0.19	1.22	1.32	1.71	0.07

Distributions:[2]
From net investment income	(0.23)	(0.34)	(0.43)	(0.18)	(0.28)	(0.24)	(0.20)	(0.30)	(0.38)	(0.16)	(0.24)	(0.20)
From net realized gain	(0.81)	(0.99)	(0.34)	—	—	—	(0.81)	(0.99)	(0.34)	—	—	—

Total distributions	(1.04)	(1.33)	(0.77)	(0.18)	(0.28)	(0.24)	(1.01)	(1.29)	(0.72)	(0.16)	(0.24)	(0.20)

Net asset value, end of period	$ 10.75	$11.54	$12.64	$12.15	$10.96	$9.48	$ 10.68	$11.46	$12.56	$12.06	$10.90	$9.43

Total Return[3]
Based on net asset value	2.22%[4]	1.66%	10.73%	12.72%	18.90%	0.85%[5]	2.07%[4]	1.33%	10.41%	12.25%	18.45%	0.59%[5]

Ratios to Average Net Assets
Total expenses[6]	0.33%[7]	0.43%	0.45%	0.54%	0.70%	0.64%	0.57%[7,8]	0.68%[8]	0.73%	0.81%	0.96%	0.89%

Total expenses after fees waived and/or reimbursed[6]	0.11%[7]	0.14%	0.23%	0.27%	0.37%	0.31%	0.45%[7]	0.50%	0.60%	0.62%	0.74%	0.69%

Net investment income[6]	2.43%[7]	1.67%	1.61%	2.22%	2.49%	2.34%	2.07%[7]	1.24%	1.33%	1.88%	2.12%	1.95%

Supplemental Data
Net assets, end of period (000)	$37,355	$22,581	$14,627	$4,948	$2,141	$1,336	$131,576	$86,088	$63,500	$49,473	$39,411	$24,336

Portfolio turnover rate	48%	117%	60%	51%	57%	147%	48%	117%	60%	51%	57%	147%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 0.53% and 0.27% for the Institutional and Investor A Shares, respectively.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Investments in underlying funds	0.49%	0.46%	0.43%	0.36%	0.37%	0.50%

[7]	Annualized.

[8]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios for the six months ended March 31, 2016 and the year ended September 30, 2015.

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights (continued)	BlackRock 40/60 Target Allocation Fund

	Investor C						Class K
	Six Months Ended March 31, 2016	Year Ended September 30,					Period March 28, 2016[1] to March 31, 2016
	(Unaudited)	2015	2014	2013	2012	2011	(Unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$ 11.31	$12.41	$11.91	$10.78	$9.32	$9.46	$10.68

Net investment income[2]	0.07	0.06	0.07	0.12	0.14	0.12	0.00 [3]
Net realized and unrealized gain (loss)	0.11	0.04	1.04	1.10	1.48	(0.13)	0.07

Net increase (decrease) from investment operations	0.18	0.10	1.11	1.22	1.62	(0.01)	0.07

Distributions:[4]
From net investment income	(0.14)	(0.21)	(0.27)	(0.09)	(0.16)	(0.13)	—
From net realized gain	(0.81)	(0.99)	(0.34)	—	—	—	—

Total distributions	(0.95)	(1.20)	(0.61)	(0.09)	(0.16)	(0.13)	—

Net asset value, end of period	$ 10.54	$11.31	$12.41	$11.91	$10.78	$9.32	$10.75

Total Return[5]
Based on net asset value	1.61%[6]	0.57%	9.52%	11.39%	17.51%	(0.23)%[7]	0.66%[6]

Ratios to Average Net Assets
Total expenses[8]	1.31%[9,10]	1.44%[9]	1.50%[9]	1.62%[9]	1.77%[9]	1.68%	0.24%[10]

Total expenses after fees waived and/or reimbursed[8]	1.20%[10]	1.27%	1.38%	1.42%	1.52%	1.46%	0.09%[10]

Net investment income[8]	1.32%[10]	0.47%	0.56%	1.11%	1.41%	1.22%	0.82%[10]

Supplemental Data
Net assets, end of period (000)	$112,250	$59,026	$50,554	$41,748	$39,805	$36,963	$ 201

Portfolio turnover rate	48%	117%	60%	51%	57%	147%	48%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (0.55)%.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Investments in underlying funds	0.49%	0.46%	0.43%	0.36%	0.37%	0.50%

[9]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015 and the year ended September 30, 2014, the ratio would have been 1.43% and 1.49%, respectively. There was no financial impact to the expense ratios for the six months ended March 31, 2016 and the years ended September 30, 2013 and September 30, 2012.

[10]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	37

Financial Highlights (concluded)	BlackRock 40/60 Target Allocation Fund

	Class R
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$ 11.40	$12.49	$12.00	$10.84	$9.38	$9.51

Net investment income[1]	0.10	0.13	0.15	0.20	0.21	0.18
Net realized and unrealized gain (loss)	0.12	0.04	1.04	1.11	1.47	(0.12)

Net increase (decrease) from investment operations	0.22	0.17	1.19	1.31	1.68	0.06

Distributions:[2]
From net investment income	(0.17)	(0.27)	(0.36)	(0.15)	(0.22)	(0.19)
From net realized gain	(0.81)	(0.99)	(0.34)	—	—	—

Total distributions	(0.98)	(1.26)	(0.70)	(0.15)	(0.22)	(0.19)

Net asset value, end of period	$ 10.64	$11.40	$12.49	$12.00	$10.84	$9.38

Total Return[3]
Based on net asset value	1.97%[4]	1.18%	10.21%	12.19%	18.16%	0.54%[5]

Ratios to Average Net Assets
Total expenses[6]	0.90%[7]	0.96%[8]	1.01%[8]	1.12%[8]	1.26%[8]	1.19%

Total expenses after fees waived and/or reimbursed[6]	0.61%[7]	0.64%	0.73%	0.77%	0.87%	0.81%

Net investment income[6]	1.90%[7]	1.06%	1.22%	1.76%	2.04%	1.81%

Supplemental Data
Net assets, end of period (000)	$15,988	$15,130	$16,440	$15,707	$14,881	$12,385

Portfolio turnover rate	48%	117%	60%	51%	57%	147%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 0.21%.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Investments in underlying funds	0.49%	0.46%	0.43%	0.36%	0.37%	0.50%

[7]	Annualized.

[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015 and the year ended September 30, 2014, the ratio would have been 1.43% and 1.49%, respectively. There was no financial impact to the expense ratios for the six months ended March 31, 2016 and the years ended September 30, 2013 and September 30, 2012.

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights	BlackRock 60/40 Target Allocation Fund

	Institutional						Investor A
	Six Months Ended March 31, 2016	Year Ended September 30,					Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$ 12.39	$13.64	$12.32	$10.77	$9.04	$9.19	$ 12.22	$13.46	$12.18	$10.65	$8.95	$9.10

Net investment income[1]	0.13	0.21	0.17	0.21	0.22	0.16	0.11	0.16	0.11	0.16	0.16	0.12
Net realized and unrealized gain (loss)	0.17	(0.10)	1.35	1.55	1.70	(0.17)	0.17	(0.11)	1.34	1.54	1.70	(0.16)

Net increase (decrease) from investment operations	0.30	0.11	1.52	1.76	1.92	(0.01)	0.28	0.05	1.45	1.70	1.86	(0.04)

Distributions:[2]
From net investment income	(0.22)	(0.48)	(0.20)	(0.21)	(0.19)	(0.14)	(0.19)	(0.41)	(0.17)	(0.17)	(0.16)	(0.11)
From net realized gain	(0.92)	(0.88)	—	—	—	—	(0.92)	(0.88)	—	—	—	—

Total dividends and distributions	(1.14)	(1.36)	(0.20)	(0.21)	(0.19)	(0.14)	(1.11)	(1.29)	(0.17)	(0.17)	(0.16)	(0.11)

Net asset value, end of period	$ 11.55	$12.39	$13.64	$12.32	$10.77	$9.04	$ 11.39	$12.22	$13.46	$12.18	$10.65	$8.95

Total Return[3]
Based on net asset value	2.48%[4]	0.43%	12.43%	16.62%	21.49%	(0.21)%[5]	2.28%[4]	0.00%	11.95%	16.20%	20.94%	(0.54)%[5]

Ratios to Average Net Assets
Total expenses[6]	0.29%[7]	0.55%	0.56%	0.65%	0.75%	0.61%	0.57%[7,8]	0.76%[8]	0.81%[8]	0.86%[8]	1.00%	0.92%[8]

Total expenses after fees waived and/or reimbursed[6]	0.11%[7]	0.13%	0.21%	0.20%	0.29%	0.24%	0.45%[7]	0.49%	0.59%	0.58%	0.67%	0.61%

Net investment income[6]	2.16%[7]	1.60%	1.25%	1.80%	2.20%	1.56%	1.80%[7]	1.20%	0.86%	1.42%	1.59%	1.21%

Supplemental Data
Net assets, end of period (000)	$39,176	$8,755	$4,242	$3,116	$2,415	$3,178	$120,716	$64,012	$40,375	$42,946	$24,239	$20,879

Portfolio turnover rate	39%	118%	69%	65%	46%	150%	39%	118%	69%	65%	46%	150%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (0.43)% and (0.76)% for the Institutional and Investor A Shares, respectively.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Investments in underlying funds	0.45%	0.46%	0.49%	0.48%	0.49%	0.59%

[7]	Annualized.

[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014 and September 30, 2011, the ratio would have been 0.80% and 0.90%, respectively. There was no financial impact to the expense ratios for the six months ended March 31, 2016 and the years ended September 30, 2015 and September 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	39

Financial Highlights (continued)	BlackRock 60/40 Target Allocation Fund

	Investor C						Class K
	Six Months Ended March 31, 2016	Year Ended September 30,					Period March 28, 2016[1] to March 31, 2016
	(Unaudited)	2015	2014	2013	2012	2011	(Unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$ 11.99	$13.21	$11.96	$10.46	$8.77	$8.92	$11.45

Net investment income[2]	0.06	0.06	0.02	0.09	0.09	0.05	0.00 [3]
Net realized and unrealized gain (loss)	0.17	(0.09)	1.31	1.50	1.67	(0.16)	0.09

Net increase (decrease) from investment operations	0.23	(0.03)	1.33	1.59	1.76	(0.11)	0.09

Distributions:[4]
From net investment income	(0.13)	(0.31)	(0.08)	(0.09)	(0.07)	(0.04)	—
From net realized gain	(0.92)	(0.88)	—	—	—	—	—

Total dividends and distributions	(1.05)	(1.19)	(0.08)	(0.09)	(0.07)	(0.04)	—

Net asset value, end of period	$ 11.17	$11.99	$13.21	$11.96	$10.46	$8.77	$11.54

Total Return[5]
Based on net asset value	1.88%[6]	(0.63)%	11.14%	15.30%	20.12%	(1.24)%[7]	0.79%[6]

Ratios to Average Net Assets
Total expenses[8]	1.32%[9,10]	1.51%	1.57%	1.67%	1.80%	1.70%	0.24%[10]

Total expenses after fees waived and/or reimbursed[8]	1.20%[10]	1.22%	1.31%	1.30%	1.39%	1.34%	0.09%[10]

Net investment income[8]	1.05%[10]	0.45%	0.14%	0.77%	0.89%	0.52%	0.55%[10]

Supplemental Data
Net assets, end of period (000)	$85,915	$45,308	$36,037	$29,793	$27,761	$26,464	$ 202

Portfolio turnover rate	39%	118%	69%	65%	46%	150%	39%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (1.57)%.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Investments in underlying funds	0.45%	0.46%	0.49%	0.48%	0.49%	0.59%

[9]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios for the six months ended March 31, 2016.

[10]	Annualized.

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights (concluded)	BlackRock 60/40 Target Allocation Fund

	Class R
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$ 12.17	$13.40	$12.11	$10.58	$8.88	$9.03

Net investment income[1]	0.10	0.13	0.09	0.15	0.14	0.10
Net realized and unrealized gain (loss)	0.17	(0.10)	1.33	1.52	1.69	(0.15)

Net increase (decrease) from investment operations	0.27	0.03	1.42	1.67	1.83	(0.05)

Distributions:[2]
From net investment income	(0.16)	(0.38)	(0.13)	(0.14)	(0.13)	(0.10)
From net realized gain	(0.92)	(0.88)	—	—	—	—

Total dividends and distributions	(1.08)	(1.26)	(0.13)	(0.14)	(0.13)	(0.10)

Net asset value, end of period	$ 11.36	$12.17	$13.40	$12.11	$10.58	$8.88

Total Return[3]
Based on net asset value	2.22%[4]	(0.16)%	11.75%	16.03%	20.73%	(0.64)%[5]

Ratios to Average Net Assets
Total expenses[6]	0.89%[7]	1.03%	1.12%[8]	1.16%	1.29%	1.18%

Total expenses after fees waived and/or reimbursed[6]	0.64%[7]	0.67%	0.76%	0.75%	0.84%	0.79%

Net investment income[6]	1.66%[7]	0.99%	0.69%	1.32%	1.44%	1.03%

Supplemental Data
Net assets, end of period (000)	$10,010	$8,074	$7,866	$7,171	$8,131	$7,856

Portfolio turnover rate	39%	118%	69%	65%	46%	150%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (0.86)%.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Investments in underlying funds	0.45%	0.46%	0.49%	0.48%	0.49%	0.59%

[7]	Annualized.

[8]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 1.11%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	41

Financial Highlights	BlackRock 80/20 Target Allocation Fund

	Institutional						Investor A
	Six Months Ended March 31, 2016	Year Ended September 30,					Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$ 11.67	$13.84	$12.36	$10.44	$8.45	$8.74	$ 11.50	$13.66	$12.20	$10.32	$8.35	$ 8.65

Net investment income[1]	0.10	0.19	0.14	0.16	0.14	0.09	0.08	0.13	0.09	0.12	0.09	0.05
Net realized and unrealized gain (loss)	0.22	(0.25)	1.56	1.89	1.96	(0.30)	0.22	(0.23)	1.54	1.86	1.96	(0.30)

Net increase (decrease) from investment operations	0.32	(0.06)	1.70	2.05	2.10	(0.21)	0.30	(0.10)	1.63	1.98	2.05	(0.25)

Distributions:[2]
From net investment income	(0.19)	(0.46)	(0.22)	(0.13)	(0.11)	(0.08)	(0.16)	(0.41)	(0.17)	(0.10)	(0.08)	(0.05)
From net realized gain	(1.28)	(1.65)	—	—	—	—	(1.28)	(1.65)	—	—	—	—

Total dividends and distributions	(1.47)	(2.11)	(0.22)	(0.13)	(0.11)	(0.08)	(1.44)	(2.06)	(0.17)	(0.10)	(0.08)	(0.05)

Net asset value, end of period	$ 10.52	$11.67	$13.84	$12.36	$10.44	$8.45	$ 10.36	$11.50	$13.66	$12.20	$10.32	$ 8.35

Total Return[3]
Based on net asset value	2.57%[4]	(1.34)%	13.79%	19.86%	25.05%	(2.55)%[5]	2.48%[4]	(1.70)%	13.37%	19.39%	24.72%	(3.00)%[5]

Ratios to Average Net Assets
Total expenses[6]	0.46%[7]	0.72%	0.75%	0.81%	0.92%	0.77%	0.75%[7]	0.99%	1.05%	1.09%	1.18%	1.07%

Total expenses after fees waived and/or reimbursed[6]	0.10%[7]	0.14%	0.25%	0.22%	0.26%	0.21%	0.44%[7]	0.47%	0.59%	0.56%	0.60%	0.55%

Net investment income[6]	1.86%[7]	1.51%	1.01%	1.45%	1.41%	0.91%	1.53%[7]	0.99%	0.66%	1.09%	0.96%	0.54%

Supplemental Data
Net assets, end of period (000)	$19,663	$7,436	$2,164	$1,564	$1,754	$2,082	$50,705	$29,595	$19,697	$22,356	$17,299	$10,287

Portfolio turnover rate	24%	125%	56%	59%	61%	117%	24%	125%	56%	59%	61%	117%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (2.67)% and (3.11)% for the Institutional and Investor A Shares, respectively.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Investments in underlying funds	0.44%	0.41%	0.47%	0.54%	0.57%	0.67%

[7]	Annualized.

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	MARCH 31, 2016

Financial Highlights (continued)	BlackRock 80/20 Target Allocation Fund

	Investor C						Class K
	Six Months Ended March 31, 2016	Year Ended September 30,					Period March 28, 2016[1] to March 31, 2016
	(Unaudited)	2015	2014	2013	2012	2011	(Unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$ 11.19	$13.30	$11.90	$10.05	$8.12	$8.43	$10.40

Net investment income (loss)[2]	0.04	0.03	(0.01)	0.04	0.03	(0.01)	0.00 [3]
Net realized and unrealized gain (loss)	0.21	(0.22)	1.49	1.82	1.90	(0.30)	0.12

Net increase (decrease) from investment operations	0.25	(0.19)	1.48	1.86	1.93	(0.31)	0.12

Distributions:[4]
From net investment income	(0.09)	(0.27)	(0.08)	(0.01)	—	—	—
From net realized gain	(1.28)	(1.65)	—	—	—	—	—

Total dividends and distributions	(1.37)	(1.92)	(0.08)	(0.01)	—	—	—

Net asset value, end of period	$ 10.07	$11.19	$13.30	$11.90	$10.05	$8.12	$10.52

Total Return[5]
Based on net asset value	2.06%[6]	(2.39)%	12.50%	18.54%	23.77%	(3.68)%[7]	1.15%[6]

Ratios to Average Net Assets
Total expenses[8]	1.52%[9]	1.77%	1.80%	1.89%	2.04%	1.91%	0.38%[9]

Total expenses after fees waived and/or reimbursed[8]	1.19%[9]	1.22%	1.34%	1.31%	1.35%	1.30%	0.08%[9]

Net investment income (loss)[8]	0.74%[9]	0.22%	(0.07)%	0.38%	0.28%	(0.14)%	0.06%[9]

Supplemental Data
Net assets, end of period (000)	$27,027	$16,280	$14,902	$15,000	$14,704	$14,245	$ 202

Portfolio turnover rate	24%	125%	56%	59%	61%	117%	24%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (3.80)%.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Investments in underlying funds	0.44%	0.41%	0.47%	0.54%	0.57%	0.67%

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2016	43

Financial Highlights (concluded)	BlackRock 80/20 Target Allocation Fund

	Class R
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$11.40	$13.55	$12.12	$10.24	$8.29	$8.58

Net investment income[1]	0.08	0.10	0.07	0.11	0.08	0.04
Net realized and unrealized gain (loss)	0.21	(0.23)	1.52	1.85	1.92	(0.29)

Net increase (decrease) from investment operations	0.29	(0.13)	1.59	1.96	2.00	(0.25)

Distributions:[2]
From net investment income	(0.13)	(0.37)	(0.16)	(0.08)	(0.05)	(0.04)
From net realized gain	(1.28)	(1.65)	—	—	—	—

Total dividends and distributions	(1.41)	(2.02)	(0.16)	(0.08)	(0.05)	(0.04)

Net asset value, end of period	$10.28	$11.40	$13.55	$12.12	$10.24	$8.29

Total Return[3]
Based on net asset value	2.34%[4]	(1.89)%	13.16%	19.29%	24.26%	(2.93)%[5]

Ratios to Average Net Assets
Total expenses[6]	1.07%[7]	1.25%	1.30%	1.39%	1.50%	1.39%

Total expenses after fees waived and/or reimbursed[6]	0.60%[7]	0.63%	0.75%	0.72%	0.76%	0.71%

Net investment income[6]	1.43%[7]	0.80%	0.50%	0.98%	0.87%	0.41%

Supplemental Data
Net assets, end of period (000)	$6,418	$5,789	$7,496	$6,044	$5,501	$4,774

Portfolio turnover rate	24%	125%	56%	59%	61%	117%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (3.16)%.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Investments in underlying funds	0.44%	0.41%	0.47%	0.54%	0.57%	0.67%

[7]	Annualized.

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	MARCH 31, 2016

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The Funds will generally invest in other registered investment companies, including exchange-traded funds (“ETFs”) (each an “Underlying Fund” and collectively the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the Funds. The Funds may also invest in Master Portfolios that are managed by subsidiaries of BlackRock (the “Master Portfolios”). The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock 20/80 Target Allocation Fund	20/80 Target Allocation	Non-diversified
BlackRock 40/60 Target Allocation Fund	40/60 Target Allocation	Non-diversified
BlackRock 60/40 Target Allocation Fund	60/40 Target Allocation	Non-diversified
BlackRock 80/20 Target Allocation Fund	80/20 Target Allocation	Non-diversified

By owning shares of the Underlying Funds and investing in the Master Portfolios, each of the Funds indirectly invests, to varying degrees, in securities of U.S. and non-U.S. companies, including small and medium sized companies, and in fixed income securities. Equity Underlying Funds may also include funds that invest in real estate-related securities or instruments and commodity-related securities or instruments. Fixed income Underlying Funds may include funds that invest in, among other things, domestic and non-U.S. bonds, U.S. Government securities, mortgage-backed securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds and Master Portfolios may invest in derivatives.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. The Funds record daily their proportionate share of the Master Portfolios’ income, expenses and realized and unrealized gains and losses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. In addition to the direct expenses borne by the shareholders of the Funds, the shareholders also bear indirectly a proportionate share of the expenses of the Underlying Funds in which the Funds invest. Capital gain distributions from the Underlying Funds are recorded as realized gains.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

BLACKROCK FUNDS II	MARCH 31, 2016	45

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

The market value of the Funds’ investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the NYSE on days when the NYSE is open.

•	The Funds record their proportionate investment in the Master Portfolios at fair value, which is based upon their pro rata ownership in the net assets of the Master Portfolios.

•

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

46	BLACKROCK FUNDS II	MARCH 31, 2016

Notes to Financial Statements (continued)

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments have been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified affiliated investment companies in the Funds’ Schedules of Investments, and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — affiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

BLACKROCK FUNDS II	MARCH 31, 2016	47

Notes to Financial Statements (continued)

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

20/80 Target Allocation
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Deutsche Bank Securities, Inc.	$12,985,377	$(12,985,377)	—

40/60 Target Allocation
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Deutsche Bank Securities, Inc.	$740,689	$(740,689)	—

60/40 Target Allocation
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Deutsche Bank Securities, Inc.	$4,804,358	$(4,804,358)	—
Morgan Stanley	621,350	(621,350)	—
Total	$5,425,708	$(5,425,708)	—

80/20 Target Allocation
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Deutsche Bank Securities, Inc.	$1,975,346	$(1,975,346)	—

[1]

Collateral with a value of $13,173,283, $751,408, $5,511,380 and $2,003,930 has been received in connection with securities lending agreements for 20/80 Target Allocation, 40/60 Target Allocation, 60/40 Target Allocation and 80/20 Target Allocation, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the tables above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange.

Futures Contracts: Certain Funds invest in long and/or short positions in futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities.

48	BLACKROCK FUNDS II	MARCH 31, 2016

Notes to Financial Statements (continued)

When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Investment Advisory

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager does not receive any management fees from the Funds for its investment advisory services.

Service and Distributions Fees

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Investor A	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended March 31, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Class R	Total
20/80 Target Allocation	$115,598	$372,175	$26,226	$513,999
40/60 Target Allocation	$139,015	$414,398	$38,292	$591,705
60/40 Target Allocation	$113,544	$316,037	$22,508	$452,089
80/20 Target Allocation	$ 50,540	$105,295	$15,118	$170,953

Administration

The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fees, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended March 31, 2016, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Class R	Total
20/80 Target Allocation	$3,933	$ 9,249	$7,443	$1,049	$21,674
40/60 Target Allocation	$2,817	$11,121	$8,288	$1,532	$23,758
60/40 Target Allocation	$2,205	$ 9,084	$6,321	$ 900	$18,510
80/20 Target Allocation	$1,023	$ 4,043	$2,106	$ 605	$ 7,777

BLACKROCK FUNDS II	MARCH 31, 2016	49

Notes to Financial Statements (continued)

Transfer Agent

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended March 31, 2016, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class R	Total
20/80 Target Allocation	$57	$ 971	$668	$35	$1,731
40/60 Target Allocation	$42	$1,264	$714	$48	$2,068
60/40 Target Allocation	$40	$1,261	$945	$73	$2,319
80/20 Target Allocation	$68	$1,175	$370	$22	$1,635

For the six months ended March 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Class R	Total
20/80 Target Allocation	$10,746	$44,473	$32,388	$ 9,027	$ 96,634
40/60 Target Allocation	$13,552	$50,102	$34,582	$12,311	$110,547
60/40 Target Allocation	$ 5,756	$39,660	$29,982	$ 6,851	$ 82,249
80/20 Target Allocation	$ 4,285	$26,006	$15,822	$ 5,718	$ 51,831

Other Fees

For the six months ended March 31, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

20/80 Target Allocation	$32,209
40/60 Target Allocation	$38,639
60/40 Target Allocation	$38,697
80/20 Target Allocation	$19,415

For the six months ended March 31, 2016, affiliates received CDSCs as follows:

	Investor A	Investor C
20/80 Target Allocation	$1,330	$19,550
40/60 Target Allocation	$2,302	$14,623
60/40 Target Allocation	$ 679	$ 6,480
80/20 Target Allocation	$ 733	$ 6,082

Expense Limitations/Waivers/Reimbursements/Recoupments

The Manager, with respect to the Funds, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class R
20/80 Target Allocation	1.13%	1.53%	2.25%	1.74%
40/60 Target Allocation	1.09%	1.51%	2.24%	1.59%
60/40 Target Allocation	1.07%	1.45%	2.17%	1.62%
80/20 Target Allocation	1.09%	1.43%	2.18%	1.59%

In addition, the Manager, with respect to the Funds, has contractually agreed to further waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which

50	BLACKROCK FUNDS II	MARCH 31, 2016

Notes to Financial Statements (continued)

constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class K	Class R
20/80 Target Allocation	0.09%	0.43%	1.18%	0.07%	0.74%
40/60 Target Allocation	0.09%	0.43%	1.18%	0.07%	0.59%
60/40 Target Allocation	0.09%	0.43%	1.18%	0.07%	0.62%
80/20 Target Allocation	0.09%	0.43%	1.18%	0.07%	0.59%

The Manager has agreed not to reduce or discontinue this contractual expense limitations prior to February 1, 2017 (March 25, 2017 for Class K), unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Funds. The contractual expense limitation excludes expenses allocated from the Master Portfolios in which the Funds invest.

These amounts waived and/or reimbursed are shown as administration fees waived, administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and expenses reimbursed by the Manager, respectively, in the Statements of Operations.

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	Institutional	Investor A	Investor C	Class R	Total
20/80 Target Allocation	$3,933	$8,426	$2,903	$1,034	$16,296
40/60 Target Allocation	$2,817	$9,020	$1,879	$1,532	$15,248
60/40 Target Allocation	$2,205	$5,704	$4,111	$ 900	$12,920
80/20 Target Allocation	$1,023	$4,043	$2,106	$ 605	$ 7,777

Transfer Agent Fees Waived	Institutional	Investor A	Investor C	Class R	Total
20/80 Target Allocation	$57	$ 581	$ 17	$34	$ 689
40/60 Target Allocation	$42	$ 398	$105	$48	$ 593
60/40 Target Allocation	$40	$ 483	$139	$73	$ 735
80/20 Target Allocation	$68	$1,175	$370	$22	$1,635

Transfer Agent Fees Reimbursed	Institutional	Investor A	Investor C	Class R	Total
20/80 Target Allocation	$10,615	$2,160	$ 19	$ 1,101	$13,895
40/60 Target Allocation	$13,443	$ 490	$ 447	$12,228	$26,608
60/40 Target Allocation	$ 5,655	$ 713	$ 566	$ 5,403	$12,337
80/20 Target Allocation	$ 4,186	$6,150	$4,746	$ 5,684	$20,766

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

•	The Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator.

In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

BLACKROCK FUNDS II	MARCH 31, 2016	51

Notes to Financial Statements (continued)

For the six months ended March 31, 2016, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

Recoupment of Past Waived Fees	Investor A	Investor C	Total
20/80 Target Allocation	—	$ 285	$ 285
40/60 Target Allocation	$40	$1,476	$1,516
60/40 Target Allocation	$42	$ 107	$ 149

On March 31, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires September 30,
	2016	2017	2018
20/80 Target Allocation
Fund Level	$115,728	$181,944	$111,308
Institutional	$6,312	$14,160	$14,605
Investor A	$376	$12,579	$11,167
Investor C	$11,044	$11,499	$2,939
Class R	$11,798	$8,077	$2,169
40/60 Target Allocation
Fund Level	$157,225	$223,720	$120,926
Institutional	$12,953	$24,413	$16,302
Investor A	—	$21,570	$9,908
Investor C	—	$11,346	$2,431
Class R	$27,767	$28,714	$13,808
60/40 Target Allocation
Fund Level	$184,878	$219,168	$104,513
Institutional	$5,478	$10,735	$7,900
Investor A	$7,871	$13,124	$6,900
Investor C	$17,723	$22,387	$4,816
Class R	$11,263	$9,892	$6,376
80/20 Target Allocation
Fund Level	$144,558	$186,524	$101,764
Institutional	$3,164	$6,327	$5,277
Investor A	$24,726	$23,249	$11,368
Investor C	$19,882	$20,003	$7,222
Class R	$15,297	$14,453	$6,311

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

52	BLACKROCK FUNDS II	MARCH 31, 2016

Notes to Financial Statements (continued)

The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended March 31, 2016, each Fund paid BIM the following amounts for securities lending agent services:

20/80 Target Allocation	$1,541
40/60 Target Allocation	$8,658
60/40 Target Allocation	$8,866
80/20 Target Allocation	$1,494

Officers and Trustees

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

7. Purchases and Sales:

For the six months ended March 31, 2016, purchases and sales of investments in the Underlying Funds and Master Portfolios, excluding short-term securities, were as follows:

	Purchases	Sales
20/80 Target Allocation	$206,113,145	$102,464,520
40/60 Target Allocation	$229,166,337	$113,323,682
60/40 Target Allocation	$202,865,545	$72,375,954
80/20 Target Allocation	$64,132,946	$19,064,284

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for each of the four years ended September 30, 2015. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	20/80 Target Allocation	40/60 Target Allocation	60/40 Target Allocation	80/20 Target Allocation
Tax cost	$362,120,439	$380,449,111	$314,402,113	$115,336,109

Gross unrealized appreciation	$ 2,220,841	$ 2,959,496	$ 1,450,106	$ 876,810
Gross unrealized depreciation	(3,421,872)	(5,806,013)	(6,518,061)	(4,568,054)

Net unrealized depreciation	$ (1,201,031)	$ (2,846,517)	$ (5,067,955)	$ (3,691,244)

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2016, the Funds did not borrow under the credit agreement.

BLACKROCK FUNDS II	MARCH 31, 2016	53

Notes to Financial Statements (continued)

10. Principal Risks:

In the normal course of business, through their investments in the Underlying Funds and Master Portfolios, certain Funds enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities are owned by the Funds. Changes arising from the general economy, the overall market changes and local, regional or global political, social or economic instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximated their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right to offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
20/80 Target Allocation	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,944,729	$33,190,722	1,623,650	$19,013,150
Shares issued in reinvestment of distributions	170,840	1,855,329	66,976	768,219
Shares redeemed	(747,003)	(8,266,405)	(500,360)	(5,893,532)

Net increase	2,368,566	$26,779,646	1,190,266	$13,887,837

Investor A
Shares sold	5,261,055	$ 57,834,163	4,256,699	$ 49,443,197
Shares issued in reinvestment of distributions	491,378	5,282,308	327,499	3,723,665
Shares redeemed	(2,183,501)	(23,840,087)	(1,710,673)	(19,947,756)

Net increase	3,568,932	$ 39,276,384	2,873,525	$ 33,219,106

Investor C
Shares sold	4,595,945	$ 49,928,954	2,657,154	$ 30,626,765
Shares issued in reinvestment of distributions	364,581	3,886,438	266,978	3,019,544
Shares redeemed	(962,352)	(10,400,138)	(1,117,238)	(12,880,547)

Net increase	3,998,174	$ 43,415,254	1,806,894	$ 20,765,762

54	BLACKROCK FUNDS II	MARCH 31, 2016

Notes to Financial Statements (continued)

	Period March 28, 2016[1] to March 31, 2016
20/80 Target Allocation (concluded)	Shares	Amount
Class K
Shares sold	18,349	$200,000
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	—

Net increase	18,349	$200,000

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class R
Shares sold	425,762	$ 4,655,034	456,805	$ 5,287,345
Shares issued in reinvestment of distributions	54,436	583,000	62,182	704,524
Shares redeemed	(214,217)	(2,349,523)	(447,376)	(5,208,407)

Net increase	265,981	$ 2,888,511	71,611	$ 783,462

Total Net Increase	10,220,002	$112,559,795	5,942,296	$68,656,167

40/60 Target Allocation
Institutional
Shares sold	1,767,554	$19,239,024	1,154,511	$13,895,553
Shares issued in reinvestment of distributions	187,557	2,010,616	127,536	1,497,263
Shares redeemed	(437,163)	(4,621,942)	(482,530)	(5,782,595)

Net increase	1,517,948	$16,627,698	799,517	$ 9,610,221

Investor A
Shares sold	6,096,259	$ 67,328,680	3,581,477	$ 42,625,440
Shares issued in reinvestment of distributions	904,241	9,630,161	585,356	6,842,828
Shares redeemed	(2,189,255)	(23,591,812)	(1,708,558)	(20,354,918)

Net increase	4,811,245	$ 53,367,029	2,458,275	$ 29,113,350

Investor C
Shares sold	5,866,599	$ 63,692,943	2,237,943	$ 26,517,594
Shares issued in reinvestment of distributions	640,692	6,752,893	405,354	4,702,139
Shares redeemed	(1,081,263)	(11,592,968)	(1,495,929)	(17,717,691)

Net increase	5,426,028	$ 58,852,868	1,147,368	$ 13,502,042

	Period March 28, 2016[1] to March 31, 2016
	Shares	Amount
Class K
Shares sold	18,727	$200,000
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	—

Net increase	18,727	$200,000

[1]	Commencement of operations.

BLACKROCK FUNDS II	MARCH 31, 2016	55

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
40/60 Target Allocation (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	346,604	$ 3,803,764	429,206	$ 5,086,160
Shares issued in reinvestment of distributions	121,681	1,292,257	136,804	1,592,398
Shares redeemed	(292,835)	(3,260,029)	(554,704)	(6,630,272)

Net increase	175,450	$ 1,835,992	11,306	$ 48,286

Total Net Increase	11,949,398	$130,883,587	4,416,466	$52,273,899

60/40 Target Allocation
Institutional
Shares sold	3,138,886	$37,283,717	640,616	$ 8,286,007
Shares issued in reinvestment of distributions	162,731	1,889,379	23,167	297,696
Shares redeemed	(616,294)	(7,132,457)	(267,994)	(3,486,458)

Net increase	2,685,323	$32,040,639	395,789	$ 5,097,245

Investor A
Shares sold	5,695,559	$ 67,081,293	2,816,163	$ 35,923,382
Shares issued in reinvestment of distributions	678,486	7,775,460	311,802	3,966,142
Shares redeemed	(1,013,002)	(11,908,653)	(891,706)	(11,523,287)

Net increase	5,361,043	$ 62,948,100	2,236,259	$ 28,366,237

Investor C
Shares sold	4,457,259	$ 51,146,405	1,505,983	$18,987,797
Shares issued in reinvestment of distributions	466,288	5,246,129	244,331	3,063,920
Shares redeemed	(1,009,782)	(11,476,566)	(698,184)	(8,841,526)

Net increase	3,913,765	$ 44,915,968	1,052,130	$13,210,191

	Period March 28, 2016[1] to March 31, 2016
	Shares	Amount
Class K
Shares sold	17,467	$200,000
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	—

Net increase	17,467	$200,000

	Six Months Ended March 31, 2016
	Shares	Amount
Class R
Shares sold	221,058	$ 2,603,874	258,670	$ 3,309,951
Shares issued in reinvestment of distributions	70,780	809,007	51,571	653,921
Shares redeemed	(73,682)	(859,059)	(234,024)	(3,054,836)

Net increase	218,156	$ 2,553,822	76,217	$ 909,036

Total Net Increase (Decrease)	12,195,754	$142,658,529	3,760,395	$47,582,709

[1]	Commencement of operations.

56	BLACKROCK FUNDS II	MARCH 31, 2016

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
80/20 Target Allocation	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,372,804	$14,533,048	623,736	$ 7,803,114
Shares issued in reinvestment of distributions	104,529	1,113,235	21,170	262,502
Shares redeemed	(245,839)	(2,667,720)	(164,043)	(2,042,616)

Net increase	1,231,494	$12,978,563	480,863	$ 6,023,000

Investor A
Shares sold	2,420,965	$26,522,486	1,738,837	$ 21,401,923
Shares issued in reinvestment of distributions	471,920	4,950,443	251,516	3,083,588
Shares redeemed	(569,834)	(6,249,194)	(858,959)	(10,807,374)

Net increase	2,323,051	$25,223,735	1,131,394	$ 13,678,137

Investor C
Shares sold	1,461,113	$15,148,515	580,599	$ 6,919,593
Shares issued in reinvestment of distributions	233,284	2,384,193	166,551	1,996,982
Shares redeemed	(464,397)	(4,813,335)	(412,224)	(5,022,523)

Net increase	1,230,000	$12,719,373	334,926	$ 3,894,052

	Period March 28, 2016[1] to March 31, 2016
	Shares	Amount
Class K
Shares sold	19,231	$200,000
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	—

Net increase	19,231	$200,000

	Six Months Ended March 31, 2016
	Shares	Amount
Class R
Shares sold	165,422	$ 1,760,505	159,182	$ 2,002,312
Shares issued in reinvestment of distributions	72,144	752,466	84,051	1,022,903
Shares redeemed	(121,108)	(1,288,359)	(288,802)	(3,616,980)

Net increase (decrease)	116,458	$ 1,224,612	(45,569)	$ (591,765)

Total Net Increase	4,920,234	$52,346,283	1,901,614	$23,003,424

[1]	Commencement of operations.

At March 31, 2016, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

Shares	20/80 Target Allocation	40/60 Target Allocation	60/40 Target Allocation	80/20 Target Allocation
Class K	18,349	18,727	17,467	19,231

BLACKROCK FUNDS II	MARCH 31, 2016	57

Notes to Financial Statements (concluded)

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective April 21, 2016, the credit agreement was extended until April 2017. The updated agreement includes the following terms: A fee of 0.12% per annum on the unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The commitment amounts remain unchanged. Administration, legal and arrangement fees in connection with the amended credit agreement, and along with commitment fees, are allocated among the Participating Funds based upon portions of the aggregate commitment available to them and relative net assets of the Participating Funds.

58	BLACKROCK FUNDS II	MARCH 31, 2016

Officers and Trustees

Robert M. Hernandez, Chair of the Board and Trustee

Fred G. Weiss, Vice Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Valerie G. Brown, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Robert Fairbairn, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective May 6, 2016, Valerie G. Brown resigned as a Trustee of the Trust.

Effective May 10, 2016, Kenneth A. Froot resigned as a Trustee of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

BLACKROCK FUNDS II	MARCH 31, 2016	59

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

60	BLACKROCK FUNDS II	MARCH 31, 2016

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	MARCH 31, 2016	61

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TARGET-3/16-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

  Date: June 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

  Date: June 2, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

  Date: June 2, 2016

3